                                                     Registration No. 333-75616
-------------------------------------------------------------------------------

                   -----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

        Pre-Effective Amendment No.                                   [ ]
                                   ----

        Post-Effective Amendment No.  4                               [X]
                                     ----

                                 AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


        Amendment No.                                                 [ ]
                     ----

                        (Check appropriate box or boxes)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (212) 554-1234


                              ANTHONY A. DREYSPOOL
                  Vice President and Associate General Counsel

           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                  (Names and Addresses of Agents for Service)

                   -----------------------------------------
           Please send copies of all communications to: (201)392-5279

         PETER E. PANARITES                     John R. Towers
  Freedman, Levy, Kroll & Simonds           Senior Vice President
   1050 Connecticut Avenue, N.W.,             and General Counsel
             Suite 825               State Street Bank and Trust Company
       Washington, D.C. 20036                225 Franklin Street
                                               Boston, MA 02110


                   -----------------------------------------

      Approximate Date of Proposed Public Offering:  Continuous

      It is proposed that this filing will become effective (check appropriate box):


[   ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] On May 1, 1997 pursuant to paragraph (b) of Rule 485.

[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ] On (date) pursuant to paragraph (a)(1) of Rule 485.

[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ] On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                       --------------------------------

            AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM


                           PROSPECTUS -MAY 1, 1997


-----------------------------------------------------------------------------
The American Dental Association Members Retirement Program offers you ten investment options from which to choose. This prospectus describes three of the seven Separate Accounts under the group annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES: THE EQUITY INDEX FUND, THE LIFECYCLE FUND--CONSERVATIVE AND THE LIFECYCLE FUND--MODERATE. This prospectus also describes the Lifecycle Fund Group Trusts in which the two Lifecycle Funds invest. The Lifecycle Fund Group Trusts are collective investment funds maintained by State Street Bank and Trust Company ("State Street").

THE PROGRAM

The American Dental Association Members Retirement Program offers ADA members and other eligible persons the choice of several plans to accumulate retirement savings for themselves and their employees.

THE INVESTMENT OPTIONS

The Program allows you to choose from ten Investment Options. The Investment Options are:

Seven Separate Accounts or "Funds":
 o  Growth Equity Fund
 o  Aggressive Equity Fund
 o  ADA Foreign Fund
 o  Equity Index Fund
 o  Real Estate Fund
 o  Lifecycle Fund--Conservative
 o  Lifecycle Fund--Moderate

Three Guaranteed Options:
 o  3 year Guaranteed Rate Account
 o  5 year Guaranteed Rate Account
 o  Money Market Guarantee Account


The Aggressive Equity Fund, ADA Foreign Fund and the Equity Index Fund each invest in shares of a corresponding mutual fund, the MFS Emerging Growth Fund, the Templeton Foreign Fund and The SSgA S&P 500 Index Fund (formerly known as "The Seven Seas S&P 500 Index Fund"), respectively. We refer to these as the "underlying mutual funds." The Lifecycle Funds--Conservative and Moderate ("Lifecycle Funds") each invest in units of a corresponding group trust maintained by State Street. We refer to these as the "Lifecycle Fund Group Trusts." The Lifecycle Fund Group Trusts in turn invest in units of collective investment funds of State Street. We refer to these as the "Underlying Funds." The Underlying Funds are the S&P 500 Flagship Fund, Russell 2000 Fund, Daily EAFE Fund, Daily Government/Corporate Bond Fund, and Short Term Investment Fund.


The prospectuses for the underlying mutual funds and our separate prospectus for all of the Investment Options, except the Equity Index and Lifecycle Funds, describe in detail the investment objectives, policies and risks of these Funds and should be read carefully and retained for future reference. Copies of these prospectuses may be obtained by writing or calling as indicated below. THIS PROSPECTUS DESCRIBES IN DETAIL ONLY THE EQUITY INDEX FUND, LIFECYCLE FUNDS, LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS.
                                                       (Cover page continued.)

          The Equitable Life Assurance Society of the United States
                             P.O. Box 2486 G.P.O.
                              New York, NY 10116
           Calls for current participants:    Calls for all others:
                     1-800-223-5790           1-800-523-1125

This prospectus provides important information you should be aware of before investing. Additional information is included in the Statement of Additional Information (the "SAI") dated May 1, 1997, which has been filed with the Securities and Exchange Commission. Parts of the SAI have been incorporated by reference into this prospectus. A table of contents for the SAI appears at page 46 of this prospectus. To obtain a copy of the SAI free of charge, complete the SAI request form on page 46 and mail it to us, or call or write at the above address.


KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
-----------------------------------------------------------------------------
NONE OF THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAS BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNITS OF THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS MAINTAINED BY STATE STREET ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED, OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                           TABLE OF CONTENTS


                                                                                             PAGE
                                                                                          --------
SUMMARY...................................................................................     5
CONDENSED FINANCIAL INFORMATION...........................................................     9
SELECTED FINANCIAL DATA ..................................................................    11
INVESTMENT OPTIONS........................................................................    16
THE EQUITY INDEX FUND.....................................................................    16
LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE................................................    17
THE LIFECYCLE FUND GROUP TRUSTS...........................................................    18
 Lifecycle Fund Group Trust--Conservative.................................................    18
 Lifecycle Fund Group Trust--Moderate.....................................................    18
THE UNDERLYING FUNDS......................................................................    19
 S&P 500 Flagship Fund....................................................................    19
   Russell 2000 Fund......................................................................    19
   Daily EAFE Fund........................................................................    20
   Daily Government/Corporate Bond Fund...................................................    21
   Short Term Investment Fund.............................................................    21
   Voting Rights: The Lifecycle Funds.....................................................    21
   Risks and Investment Techniques: Lifecycle Fund Group Trusts and Underlying Funds......    21
HOW WE CALCULATE THE VALUE OF AMOUNTS ALLOCATED TO THE
EQUITY INDEX AND LIFECYCLE FUNDS..........................................................    25

EQUITABLE LIFE AND STATE STREET...........................................................    27
  Equitable Life..........................................................................    27
   The Separate Accounts..................................................................    27
   State Street...........................................................................    28
   The Lifecycle Fund Group Trusts and Underlying Funds...................................    28
  INVESTMENT PERFORMANCE..................................................................    29
   Measuring the Investment Performance of the Funds......................................    29
   Unmanaged Market Indices...............................................................    29
   How Performance Data Are Presented.....................................................    30
   Annual Percentage Change in Fund Unit Values...........................................    30
   Average Annual Percentage Change in Fund Unit Values--Years Ending December 31, 1996 ..    30
THE PROGRAM...............................................................................    31
  Employers Who May Participate in the Program............................................    31
   Choices for the Employer...............................................................    31
   Summary of the Plans and Trusts........................................................    31

                                3

                                                                                             PAGE

                                                                                          --------
Information on Joining the Program........................................................    32
   Choosing the Right Plan................................................................    32
   Getting Started In The Program After Choosing A Plan...................................    32
   Communicating With Us After You Enroll.................................................    33
   Your Responsibilities As the Employer..................................................    33
   When Transactions Are Effective........................................................    33
   Minimum Investments....................................................................    34
   Making Contributions to the Program....................................................    34
   Our Account Investment Management (AIM) System.........................................    34
   Allocating Contributions Among the Investment Options..................................    34
   Transfers Among the Investment Options.................................................    35
   Distributions From the Investment Options..............................................    35
   When Distributions Are Available to Participants.......................................    35
   Participant Loans......................................................................    36
   Benefit Payment Options................................................................    36
   Spousal Consent Rules..................................................................    37
   Benefits Payable After the Death of a Participant......................................    37
DEDUCTIONS AND CHARGES....................................................................    38
CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM..........................................    38
  Program Expense Charge..................................................................    38
   Administration Fee.....................................................................    39
   Other Expenses Borne Directly by the Funds.............................................    39
  PLAN AND TRANSACTION EXPENSES...........................................................    40
   ADA Retirement Plan, Prototype Self-Directed Plan and Individually-Designed Plan Fees..    40
   Individual Annuity Charges.............................................................    40
   General Information On Fees and Charges................................................    40
DEDUCTIONS AND CHARGES RELATED TO THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS ...    41
FEDERAL INCOME TAX CONSIDERATIONS.........................................................    42
  Adopting the Program....................................................................    42
   Income Taxation of Distributions to Qualified Plan Participants........................    42
   Other Tax Consequences.................................................................    43
MISCELLANEOUS.............................................................................    44
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION .................................    46

                               SUMMARY

THE PROGRAM


The American Dental Association Members Retirement Program consists of several types of retirement plans and two retirement plan Trusts, the Master Trust and the Pooled Trust. Each of the Trusts invests exclusively in the group annuity contracts described in this prospectus. The purpose of the Program is to provide members of the American Dental Association (the "ADA") and their employees with a program to invest, accumulate, and then distribute funds for retirement. The Program is sponsored by the ADA, and the Trustees under the Master and Pooled Trusts are the members of the Council on Insurance of the ADA (the "Trustees"). The Program had 22,113 participants and $1.1 billion in assets at December 31, 1996.


EQUITABLE LIFE

The Equitable Life Assurance Society of the Unites States ("Equitable Life") is a diversified financial services organization serving a variety of insurance, investment management and investment banking customers. We are one of the largest life insurance companies in the United States, and have been in business since 1859. In this prospectus, the terms "we," "our," and "us" mean Equitable Life.

STATE STREET


State Street is a Massachusetts trust company that, among other things, provides a variety of investment-related services to pension and mutual funds. Through its institutional investment arm, State Street Global Advisors ("SSgA"), State Street offers a selection of investment products with management styles ranging from indexed to fully active. As of December 31, 1995, State Street ranked as the largest U.S. manager of tax-exempt assets and the largest manager of international index assets.


THE INVESTMENT OPTIONS

Ten Investment Options are available under the Program. Seven of the Investment Options are Separate Accounts, or Funds, consisting of six Equity Funds and the Real Estate Fund. The Funds operate like mutual funds in many ways. However, because of exclusionary provisions, they are not subject to regulation under the Investment Company Act of 1940 (the "1940 Act"). The three additional Investment Options are guaranteed options funded through our general account. They include two Guaranteed Rate Accounts and the Money Market Guarantee Account.

ONLY THREE OF THESE INVESTMENT OPTIONS ARE DESCRIBED IN DETAIL IN THIS
PROSPECTUS: THE EQUITY INDEX FUND AND THE TWO LIFECYCLE FUNDS (COLLECTIVELY REFERRED TO AS "THE FUNDS"). FOR ADDITIONAL INFORMATION ON THE OTHER AVAILABLE INVESTMENT OPTIONS, PLEASE REFER TO OUR SEPARATE PROSPECTUS FOR THOSE OPTIONS.


THE EQUITY INDEX FUND (Separate Account No. 195)
Invests in shares of the SSgA S&P 500 Index Fund, which seeks to achieve a total return that parallels the return of the Standard & Poor's 500 Composite Stock Price Index, by investing in the stocks in the Index. State Street serves as the investment advisor to SSgA S&P 500 Index Fund.


THE LIFECYCLE FUND--CONSERVATIVE (Separate Account No. 197)
Invests in units of the Lifecycle Fund Group Trust--Conservative, maintained by State Street, which in turn invests in units of the five Underlying Funds maintained by State Street to provide current collective income and a low to moderate growth of capital.

THE LIFECYCLE FUND--MODERATE (Separate Account No. 198)
Invests in units of the Lifecycle Fund Group Trust--Moderate, maintained by State Street, which in turn invests in units of five Underlying Funds maintained by State Street to provide growth of capital and a reasonable level of current income.

There is no assurance that the Funds will achieve their respective objectives.

No person is authorized by Equitable Life or by State Street to give any information or make any representations other than those contained in this prospectus or in other printed or written material issued by these companies, and you should not rely on any other information or representation.

YOUR CHOICE OF RETIREMENT PLANS


As an employer, you can use the Program to adopt our profit-sharing plan (including 401(k) and SIMPLE 401(k) features), defined contribution pension master plan or our self-directed prototype plan. You can also have your own individually-designed plan and use our Pooled Trust as a funding vehicle. See The Program for additional information on your choices.


FUND EXPENSES

TRANSACTION EXPENSES

Transaction expenses are charges you pay when you buy or sell units of the Funds.

SALES LOAD                      NONE
DEFERRED SALES CHARGE           NONE
SURRENDER FEES                  NONE
TRANSFER OR EXCHANGE FEE        NONE

If you annuitize your account, premium taxes and other fees may apply.

ANNUAL FUND OPERATING EXPENSES


Operating expenses for the Funds are paid out of each Fund's assets. Equitable Life deducts three types of operating expenses from the assets of each Fund: a Program expense charge to compensate Equitable Life and the ADA for the costs incurred in connection with the Program, an administration fee which covers the costs related to providing administration services in connection with offering the Funds, and other expenses--such as legal, auditing, and accounting--borne directly by the Funds. No management fees are paid to us by the Equity Index Fund and the Lifecycle Funds, although, as discussed below, a management fee is paid to State Street for managing the assets of the SSgA S&P 500 Index Fund underlying the Equity Index Fund and the Lifecycle Fund Group Trusts underlying the Lifecycle Funds. Premium taxes may also be applicable. For a more detailed discussion of fees and charges, see Deductions and Charges. For a discussion of the calculation of Fund unit values, see How We Calculate the Value of Amounts Allocated to the Funds.

EQUITY INDEX FUND. No transaction charges are incurred by the Equity Index Fund when it purchases or redeems shares of the SSgA S&P 500 Index Fund, but the underlying mutual fund incurs its own operating expenses. No deduction is made from the assets of the SSgA S&P 500 Index Fund to compensate State Street for managing the assets of that Fund. Deductions are made from the assets of the SSgA S&P 500 Index Fund to pay for expenses borne directly by the Fund, such as 12b-1 fees, the costs of printing prospectuses and the costs for providing various services to the Fund, such as legal, accounting, and auditing. For a more detailed description of charges and expenses incurred by the SSgA S&P 500 Index Fund, see the prospectus for that Fund.

The fees and charges which are deducted from the assets of the Equity Index Fund and the SSgA S&P 500 Index Fund are illustrated in the table presented below. This table does not reflect other charges which are specific to the various plans participating in the Program, such as enrollment, record maintenance and reporting fees. The expenses shown in the table are based on average Program assets in the Equity Index Fund during the year ended December 31, 1996, restated to reflect current applicable fees.



                        INVESTMENT   PROGRAM
                        MANAGEMENT   EXPENSE  ADMINISTRATION   OTHER
                           FEE       CHARGE        FEE        EXPENSES   12B-1 FEE    TOTAL
---------------------------------- --------- -------------- ---------- ----------- ----------
Equity Index Fund          None       0.64%       0.15%       0.38%(2)     None        1.17%
SSgA S&P 500 Index
 Fund(1)                 0.00%(3)     None         None       0.13%        0.05%       0.18%(3)
 TOTAL                   0.00%(3)     0.64%       0.15%       0.51%(2)     0.05%       1.35%(3)
---------------------------------- --------- -------------- ---------- ----------- ----------



(1)    Source: SSgA S&P 500 Index Fund Prospectus dated December 29, 1996.
(2) Includes expenses incurred in connection with the organization of the Equity Index Fund. Organizational expenses were initially paid by us and we are being reimbursed from the Fund over a five year period. Organizational expenses were $33,917 and are being amortized over the period which ends December 31, 1998.
(3) State Street voluntarily agrees to waive up to the full amount of its management fee of .10% of average daily net assets to the extent that total expenses exceed .15% of average daily net assets on an annual basis. The total operating expenses of the SSgA S&P 500 Index Fund absent the waiver would be .28% of average daily net assets on an annual basis. The gross annual management expense before the fee waiver would be .10% of average daily net assets. This agreement will remain in effect for the current fiscal year. (See Note 1.) If the waiver agreement is terminated, the full amount of State Street's management fee may be assessed and the total Fund expenses may increase.


LIFECYCLE FUNDS. No transaction charges are incurred by the Lifecycle Funds when units of a corresponding Lifecycle Fund Group Trust are purchased or redeemed, but annual operating expenses are incurred by each Lifecycle Fund Group Trust. A deduction is made from the assets of each Lifecycle Fund Group Trust to compensate State Street for managing the assets of the Group Trust. State Street does not receive a fee for managing the assets of the Underlying Funds in which a Lifecycle Fund Group Trust invests. State Street may receive fees for managing the assets of other collective investment funds in which the Funds may invest on a temporary basis, and for managing the mutual funds in which assets of the Underlying Funds may be invested. State Street has agreed to reduce its management fee charged each of the Lifecycle Fund Group Trusts to offset any management fees State Street receives attributable to the Group Trusts' investment in such other collective investment funds and mutual funds.

   Other expenses are deducted from the assets of each Lifecycle Fund Group Trust and Underlying Fund to pay for services, such as legal and auditing, provided directly to each Lifecycle Fund Group Trust. State Street also receives an administration fee deducted from the assets of each Lifecycle Fund Group Trust, to compensate it for providing various recordkeeping and accounting services to the Group Trust. In addition, other expenses are deducted from the assets of the Underlying Funds for custodial services provided to those Funds.

The fees and charges which are deducted from the assets of the Lifecycle Funds, the Lifecycle Fund Group Trusts and the Underlying Funds are illustrated in the table below. This table does not reflect other charges which are specific to the various plans participating in the Program, such as enrollment, record maintenance and reporting fees. See Plan and Transaction Expenses.

                             INVESTMENT   PROGRAM
                             MANAGEMENT   EXPENSE  ADMINISTRATION    OTHER
                                FEE       CHARGE        FEE         EXPENSES     TOTAL
-------------------------- ------------ --------- -------------- ------------ ---------
Lifecycle Fund -
 Conservative                   None       0.64%     0.15%          1.33%(1)     2.12%
Lifecycle Fund
 Group Trust -
 Conservative                  0.17%       None      0.26%(2)      0.38%(1&3)    0.81%
Underlying Funds(4):
S&P 500 Flagship Fund           None       None      None           --%(4&5)       --%(5)
Russell 2000 Fund               None       None      None           0.06%(4)     0.06%
Daily EAFE Fund                 None       None      None           0.19%(4)     0.19%
Daily Government/Corporate
 Bond Fund                      None       None      None           0.01%(4)     0.01%
Short Term Investment Fund      None       None      None           --%(4&5)       --%(5)
 TOTAL                         0.17%       0.64%     0.41%          1.71%(6)     2.93%(6)
-------------------------- ------------ ---------    ------------------------ ---------



                             INVESTMENT   PROGRAM
                             MANAGEMENT   EXPENSE  ADMINISTRATION    OTHER
                                FEE       CHARGE        FEE         EXPENSES     TOTAL
-------------------------- ------------ --------- -------------- ------------ ---------
Lifecycle Fund -
 Moderate                       None       0.64%     0.15%          0.28%(1)     1.07%
Lifecycle Fund
 Group Trust -
 Moderate                      0.17%       None      0.01%(2)      0.02%(1&3)    0.20%
Underlying Funds(4):
S&P 500 Flagship Fund           None       None      None           --%(4&5)       --%(5)
Russell 2000 Fund               None       None      None           0.06%(4)     0.06%
Daily EAFE Fund                 None       None      None           0.19%(4)     0.19%
Daily Government/Corporate
 Bond Fund                      None       None      None           0.01%(4)     0.01%
Short Term Investment Fund      None       None      None           --%(4&5)       --%(5)
 TOTAL                         0.17%       0.64%     0.16%          0.30%(6)     1.27%(6)
-------------------------- ------------ ---------    ------------------------ ---------




(1) These include a charge at the annual rate of .03% of the value of the respective assets in the Lifecycle Funds--Conservative and Moderate to compensate Equitable Life for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying Funds maintained by State Street among the Investment Options described in this prospectus and the SAI. Other expenses also include costs incurred by Equitable Life and State Street in connection with the organization of the Lifecycle Funds. Organizational expenses were initially paid by Equitable Life and State Street and are being reimbursed from the Lifecycle Funds over a five year period. Organizational expenses were $150,087 and will be amortized pro rata, based on the assets of each Fund, over the period ending June 30, 2000. On December 8, 1995, the Program's balance in the Balanced Fund (approximately $70 million) was transferred to the Lifecycle Fund--Moderate. The much larger balance in that Fund results in a much lower ratio of Other Expenses to Total Assets compared to the corresponding ratio for the Lifecycle Fund--Conservative.
(2) Based on the Lifecycle Fund Group Trusts--Conservative and Moderate current fixed fee of $11,100 per year, per fund and average net assets for 1996.
(3) Based on the Lifecycle Fund Group Trusts--Conservative and Moderate average net assets for 1996.
(4) Other expenses of the Underlying Funds are based on expenses incurred by each Fund during 1996.
(5)    Less than 0.01%.
(6) These Totals are based upon a weighted average of the Other Expenses for each Underlying Fund. In calculating the weighted average, expenses for each Underlying Fund were multiplied by their respective target percentages within their respective Group Trust. See Investment Options--The Equity Funds--Lifecycle Funds--Conservative and Moderate for a description of the targeted percentage weightings of the Lifecycle Fund Group Trusts--Conservative and Moderate.

EXAMPLES

You would pay the following expenses on a $1,000 investment over the time period indicated for each Fund listed below, assuming a 5% annual rate of return. The Examples include all annual fund operating expenses listed in the tables above plus an estimate of average plan and transaction charges over the time periods indicated for a $1,000 initial investment, assuming the account is not annuitized. The estimate is computed by aggregating all record maintenance and report fees, and enrollment fees, divided by the average assets for the same period. See ADA Members Retirement Plan, Prototype Self-Directed Plan and Individually-designed Plan Fees. Although the Program has no minimum contribution, the minimum amount that can be converted to an annuity is $3,500. There are no surrender charges, so the amounts would be the same, whether or not you withdraw all or a portion of your Account Balance.


                        1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------- ----------- ----------- ----------- ------------
Equity Index Fund(1)    $14.06(1)   $43.69(1)   $ 75.47(1)  $165.34(1)
Lifecycle Fund -
 Conservative            29.96       91.63       155.71      327.04
Lifecycle Fund -
 Moderate                13.25       41.21        71.25      156.44
-------------------- ----------- ----------- ----------- ------------


The purpose of these tables and examples is to assist you in understanding the various costs and expenses that will be incurred, either directly or indirectly, when amounts are invested in the Funds. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% RATE OF RETURN IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.


(1) The returns shown reflect the waiver of the .10% investment management fee by State Street.


CONDENSED FINANCIAL INFORMATION

EQUITY INDEX FUND: SEPARATE ACCOUNT NO. 195


Condensed financial information for the SSgA S&P 500 Index Fund is contained in the prospectus for that Fund, copies of which may be obtained by calling an Account Executive. Those financial statements, however, do not reflect the Program expense charge, and the daily accrual of direct expenses deducted from amounts held in Separate Account No. 195, the Equity Index Fund. Unit values for the Equity Index Fund are shown below and do reflect the deduction of Program expense charges and daily accrual of direct expenses. The Equity Index Fund was established at $10.00 on February 1, 1994, the date this Fund began operations.



                               EQUITY INDEX
                                   FUND
                             --------------
Unit value as of:
 December 31, 1996...........     $15.91
 December 31, 1995 ..........     $13.12
 December 31, 1994 ..........     $ 9.71
Number of Units outstanding
 at December 31, 1996
 (000's) ....................      2,100

LIFECYCLE FUND--CONSERVATIVE: SEPARATE ACCOUNT NO. 197


Unit Values for the Lifecycle Fund--Conservative are shown below and reflect the deduction of Program expense charges and daily accrual of direct expenses. The Lifecycle Fund--Conservative began operations on May 1, 1995. The value for a Lifecycle Fund--Conservative Unit was established at $10.00 on that date.



                                 LIFECYCLE
                                  FUND--
                               CONSERVATIVE
                             ---------------
Unit value as of:
 December 31, 1996...........     $11.04
 December 31, 1995 ..........     $10.59
Number of Units outstanding
 at December 31, 1996
 (000's) ....................        408


LIFECYCLE FUND--MODERATE: SEPARATE ACCOUNT NO. 198


Unit Values for the Lifecycle Fund--Moderate are shown below and reflect the deduction of Program expense charges and daily accrual of direct expenses. The Lifecycle Fund--Moderate began operations on May 1, 1995. The value for a Lifecycle Fund--Moderate Unit was established at $10.00 on that date.



                                 LIFECYCLE
                                  FUND--
                                 MODERATE
                             ---------------
Unit value as of:
 December 31, 1996...........     $12.18
 December 31, 1995 ..........     $11.01
Number of Units outstanding
 at December 31, 1996
 (000's) ....................      7,241


FULL FINANCIAL STATEMENTS. The financial statements of Separate Account No. 195, 197 and 198 and the Consolidated Financial Statements of Equitable Life are contained in the SAI.

SELECTED FINANCIAL DATA

LIFECYCLE FUND GROUP TRUSTS

The selected financial data below provides information with respect to investment income, expenses, and investment performance for each Lifecycle Fund Group Trust attributable to each unit outstanding for the period indicated. The selected financial data has been audited by Price Waterhouse LLP, independent accountants, as stated in their reports included in the SAI. The selected financial data should be read in conjunction with the full financial statements of the Lifecycle Fund Group Trusts, which appear in the SAI.


                                                                     YEAR ENDED    PERIOD ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        1996          1995*
                                                                  -------------- --------------
LIFECYCLE FUND GROUP TRUST-CONSERVATIVE
Net investment income (loss)**....................................    $  0.05        $ (0.08)
Net realized and unrealized gain (loss)...........................       0.65           0.81
                                                                  -------------- --------------
Net increase (decrease)...........................................       0.70           0.73
Net asset value
Beginning of period...............................................      10.73          10.00
                                                                  -------------- --------------
End of period.....................................................    $ 11.43        $ 10.73
                                                                  ============== ==============
Total return (%)***...............................................       6.52           7.30
                                                                  ============== ==============
Ratio of expenses to average net assets (a).......................       0.81%          2.13%
Ratio of net investment income (loss) to average net assets
 (a)(b)...........................................................       0.31          (1.04)%
Portfolio turnover................................................         54%           131%
Net assets, end of period (000s)..................................    $ 4,534        $ 2,983
                                                                  ============== ==============
LIFECYCLE FUND GROUP TRUST-MODERATE
Net investment income (loss)**....................................    $  0.04        $ (0.01)
Net realized and unrealized gain (loss)...........................       1.27           1.14
                                                                  -------------- --------------
Net increase (decrease)...........................................       1.31           1.13
Net asset value
Beginning of period...............................................      11.13          10.00
End of period.....................................................    $ 12.44        $ 11.13
                                                                  ============== ==============
Total return (%)***...............................................      11.77          11.30
                                                                  ============== ==============
Ratio of expenses to average net assets (a).......................       0.20%          0.52%
Ratio of net investment income (loss) to average net assets
 (a)(b)...........................................................       0.35%         (0.07)%
Portfolio turnover................................................         18%            30%
Net assets, end of period (000s)..................................    $88,273        $76,246
                                                                  ============== ==============



  *    Investment operations commenced on May 5, 1995.

 ** Net investment income has been calculated based upon an average of units outstanding.

*** Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the fund in which the Fund invests.

(a)    Annualized for the period ended December 31, 1995.

(b) Ratio excludes income retained by the funds in which the Fund invests (see Note 2).

UNDERLYING FUNDS

The selected financial data below provides information with respect to investment income, expenses, and investment performance for each Underlying Fund attributable to each Underlying Fund unit outstanding for the periods indicated. The selected financial data has been audited by Price Waterhouse LLP, independent accountants, as stated in their reports included in the SAI. The selected financial data should be read in conjunction with the full financial statements of the Underlying Funds, which appear in the SAI.


                                                      YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------
                                             1996      1995      1994     1993     1992
                                          --------- --------- -------- -------- --------
S&P 500 FLAGSHIP FUND
Net investment income**...................  $  2.48   $ 2.24    $ 1.90   $ 1.81   $ 1.54
Net realized and unrealized gain (loss) ..    19.86    24.26     (0.93)    4.55     3.04
Distribution of securities lending fee
 income (a) ..............................     0.00     0.00      0.00    (0.01)   (0.01)
                                          --------- --------- -------- -------- --------
Net increase (decrease)...................    22.34    26.50      0.97     6.35     4.57
NET ASSET VALUE
Beginning of year.........................    97.06    70.56     69.59    63.24    58.67
                                          --------- --------- -------- -------- --------
End of year...............................  $119.40   $97.06    $70.56   $69.59   $63.24
                                          ========= ========= ======== ======== ========
Total return(%)***........................    23.02    37.56      1.39    10.06     7.81
                                          ========= ========= ======== ======== ========
Ratio of expenses to average net assets*       0.00%    0.00%     0.00%    0.00%    0.00%
                                          --------- --------- -------- -------- --------
Ratio of net investment income to average
 net assets ..............................     2.33%    2.66%     2.88%    2.68%    2.58%
                                          --------- --------- -------- -------- --------
Portfolio turnover........................       27%      10%       12%      22%      19%
                                          --------- --------- -------- -------- --------
Average broker commission per share (b)  .  $  0.04      N/A       N/A      N/A      N/A
                                          --------- --------- -------- -------- --------
Net assets, end of year (000,000s)........  $20,916   $15,135   $8,258   $5,753   $4,233
                                          ========= ========= ======== ======== ========






  *    Less than .01%

 ** Net investment income has been calculated based on an average of units outstanding.

*** Total return calculation is based on the value of a single unit of participation outstanding throughout the entire year. It represents the percentage change in the net asset value per unit between the beginning and end of each year and assumes reinvestment of dividends. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(a)    Zero amounts per unit represent those which are less than $.005.

(b) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

                                                            PERIOD ENDED
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                           1996       1995       1994       1993     1992(A)
                                       ---------- ---------- ---------- ---------- ---------
RUSSELL 2000 FUND
Net investment income (b)..............  $   0.32   $   0.03   $   0.21   $   0.17  $   0.04
Distribution of securities lending fee
 income (c)............................     (0.01)     (0.01)     (0.01)      0.00      0.00
                                       ---------- ---------- ---------- ---------- ---------
Net realized and unrealized gain
 (loss)................................      2.45       3.61      (0.46)      1.83      1.07
Net increase (decrease)................      2.76       3.63      (0.26)      2.00      1.11
NET ASSET VALUE
Beginning of period....................     16.48      12.85      13.11      11.11     10.00
                                       ---------- ---------- ---------- ---------- ---------
End of period .........................  $  19.24   $  16.48   $  12.85   $  13.11  $  11.11
                                       ========== ========== ========== ========== =========
Total return (d) ......................     16.81%     28.33%     (1.98)%    18.00%    11.10%
                                       ========== ========== ========== ========== =========
Ratio of expenses to average net
 assets (e)(f) ........................      0.06%      0.10%      0.07%      0.09%     0.39%
                                       ---------- ---------- ---------- ---------- ---------
Ratio of net investment income to
 average net assets (e)(f).............      1.80%      1.80%      1.61%      1.37%     1.88%
                                       ---------- ---------- ---------- ---------- ---------
Portfolio turnover ....................       131%       103%        48%        35%        1%
                                       ---------- ---------- ---------- ---------- ---------
Average broker commission per share
 (g) ..................................  $   0.02        N/A        N/A        N/A       N/A
                                       ---------- ---------- ---------- ---------- ---------
Net assets, end of period (000s)  .....  $951,405   $536,849   $372,107   $451,119  $148,285
                                       ========== ========== ========== ========== =========



=============
(a)    The Russell 2000 Fund commenced operations on October 31, 1992.
(b) Net investment income has been calculated based on an average of units outstanding. Also, see Note 1 to the financial statements of the Russell 2000 Funds in the SAI which accompanies this prospectus.
(c)    Zero amounts represent those which are less than $.005 per unit.
(d) Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and the end of the period and assumes reinvestment of distributions. The calculation includes only those expenses charged directly to the Russell 2000 Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(e)    1992 data annualized.
(f) 1995 ratio reflects net investment income and expenses attributable to the Russell 2000 Fund from its ownership in other collective investment funds.
(g) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                 ----------------------------------------
                                                    1996      1995       1994     1993**
                                                 --------- --------- ---------- ---------
DAILY EAFE FUND
Net investment income (loss)*....................  $  0.29    $0.25     $ 0.19    $(0.01)
Distribution of securities lending fee income
 (a).............................................    (0.01)   (0.01)      0.00      0.00
Net realized and unrealized gain (loss) .........     0.44     0.99       0.59     (0.13)
                                                 --------- --------- ---------- ---------
Net increase (decrease)..........................     0.72     1.23       0.78     (0.14)
NET ASSET VALUE
Beginning of period..............................    11.87    10.64       9.86     10.00
                                                 --------- --------- ---------- ---------
End of period....................................  $ 12.59   $11.87     $10.64    $ 9.86
                                                 ========= ========= ========== =========
Total return***..................................     6.15%   11.64%      7.91%    (1.40)%
                                                 ========= ========= ========== =========
Ratio of expenses to average net assets (b)  ....     0.19%    0.20%      0.19%     0.57%
                                                 --------- --------- ---------- ---------
Ratio of net investment income to average net
 assets (b) .....................................     2.38%    2.22%      1.88%    (0.14)%
                                                 --------- --------- ---------- ---------
Portfolio turnover...............................        5%       9%        47%       28%
                                                 --------- --------- ---------- ---------
Average broker commission per share (c)  ........  $0.0149      N/A        N/A       N/A
                                                 --------- --------- ---------- ---------
Net assets, end of year (000s)...................  $99,048   $75,760   $139,678  $229,612
                                                 ========= ========= ========== =========



========================
  * Net investment income (loss) per unit has been calcuated based upon an average of monthly units outstanding.

 **    The Daily EAFE Fund commenced operations on September 30, 1993.

*** Total return is based on the value of a single unit of participation outstanding throughout the entire period. It represents the percentage change in the net asset value per unit between the beginning and end of each period and assumes reinvestment of any distributions. The calculation includes only those expenses charged directly to the Daily EAFE Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(a)    Zero amounts represent those which are less than $.005 per unit.

(b)    1993 data annualized.

(c) Represents total commission paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                   1996         1995         1994       1993*
                                              ------------ ------------ ------------ ---------
DAILY GOVERNMENT/CORPORATE FUND
Net investment income**.......................  $     0.78   $     0.70   $     0.73  $   0.11
Net realized and unrealized gain (loss) ......       (0.42)        1.17        (1.05)    (0.17)
                                              ------------ ------------ ------------ ---------
Net increase (decrease).......................        0.36         1.87        (0.32)    (0.06)
NET ASSET VALUE
Beginning of period...........................       11.49         9.62         9.94     10.00
                                              ------------ ------------ ------------ ---------
End of period.................................  $    11.85   $    11.49   $     9.62  $   9.94
                                              ============ ============ ============ =========
Total return (a)***...........................        3.13%       19.44%       (3.22)%   (3.27)%
                                              ============ ============ ============ =========
Ratio of expenses to average net assets (a)  .        0.01%        0.01%        0.01%     0.02%
Ratio of net investment income to average net
 assets (a) ..................................        6.82%        6.53%        6.81%     5.94%
Portfolio turnover............................         299%         611%         144%       23%
Net assets, end of period (000s)..............  $3,060,002   $1,991,393   $1,540,440  $322,680
                                              ============ ============ ============ =========



================
(a)     1993 data annualized.
  *     Investment operations commenced on October 25, 1993.
 ** Net investment income has been calculated based on an average of units outstanding.
*** Total return calculation is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


SHORT-TERM INVESTMENT FUND


                                                         YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                       1996          1995          1994         1993          1992
                                  ------------- ------------- ------------ ------------- -------------
Net investment income ............    $0.0548       $0.0604      $0.0424       $0.0336       $0.0402
                                  ============= ============= ============ ============= =============
Distributions from net investment
 income...........................    $0.0548       $0.0604      $0.0424       $0.0336       $0.0402
                                  ============= ============= ============ ============= =============
Total return**....................       5.62%         6.21%        4.32%         3.41%         4.09%
Ratio of expenses to average net
 assets*..........................         --%           --%          --%           --%           --%
Ratio of net investment income to
 average net assets...............       5.60%         6.04%        4.24%         3.36%         4.02%
Net assets, end of year
 (000s) ..........................  $13,762,940   $12,393,148   $9,239,219   $12,657,842   $10,016,685
                                  ============= ============= ============ ============= =============




================
 *     Less than .01%.
** Total return calculation assumes dividend reinvestment and includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

                           INVESTMENT OPTIONS

Ten INVESTMENT OPTIONS are available under the Program. Three of these are discussed below: the Equity Index Fund and the two Lifecycle
Funds--Conservative and Moderate. Also discussed are the Lifecycle Fund Group Trusts in which the Lifecycle Funds invest and the Underlying Funds in which the Lifecycle Fund Group Trusts invest.

Each of the Funds discussed below has a different investment objective that it seeks to achieve by following specific investment policies. The investment objective of these Funds can only be changed by the Trustees. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF ANY OF THESE FUNDS WILL BE MET. See Risks and Investment Techniques.

                            THE EQUITY INDEX FUND


OBJECTIVE. The Equity Index Fund seeks to achieve a total return which parallels that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in a mutual fund designated by the Trustees, the SSgA S&P 500 Index Fund (formerly known as "The Seven Seas S&P 500 Index Fund"). There is no assurance that this objective will be met.

INVESTMENT POLICIES. The Equity Index Fund will invest 100 percent of its assets in shares of the SSgA S&P 500 Index Fund.

THE SSGA S&P 500 INDEX FUND. The SSgA S&P 500 Index Fund's investment objective is to emulate the total return of the S&P 500 Index. The SSgA S&P 500 Index Fund seeks to achieve its objective by investing in all 500 stocks in the S&P 500 Index in proportion to their weightings in the S&P 500 Index. To the extent that all 500 stocks cannot be purchased, the SSgA S&P 500 Index Fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

The SSgA Fund was organized as a Massachusetts business trust and is registered under the 1940 Act as an open-end diversified management investment company. As a series mutual fund, The SSgA Fund issues shares in different investment portfolios, one of which is the SSgA S&P 500 Index Fund. The investment adviser of the SSgA S&P 500 Index Fund is State Street.

"S&P 500" IS A TRADEMARK OF STANDARD & POOR'S CORPORATION THAT HAS BEEN LICENSED FOR USE BY THE SSGA S&P 500 INDEX FUND. THE SSGA S&P 500 INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION, AND STANDARD & POOR'S CORPORATION MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SSGA S&P 500 INDEX FUND.

The S&P 500 Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the United States publicly traded stock market. The S&P 500 Index is structured to approximate the general distribution of industries in the United States economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the SSgA S&P 500 Index Fund or the Equity Index Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75 percent of the market value of all common stocks. Each stock in the S&P 500 Index is weighted by market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the S&P 500 Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the United States gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the S&P 500 Index may include Canadian securities. No other foreign securities are eligible for inclusion.

For further information about the SSgA S&P 500 Index Fund, see the SSgA S&P 500 Index Fund's prospectus and the related Statement of Additional Information. Free additional copies of the SSgA S&P 500 Index Fund prospectus and copies of the related Statement of Additional Information may be obtained by calling an Equitable Life Account Executive. Participants and employers should carefully read the prospectus of the SSgA S&P 500 Index Fund before they allocate contributions or transfer amounts to the Equity Index Fund.

VOTING RIGHTS. The SSgA S&P 500 Index Fund does not hold annual meetings of shareholders. If a meeting of shareholders is held, they may vote on such matters as election of trustees and any other matters requiring a vote by shareholders under the 1940 Act. Equitable Life will vote the shares of the SSgA S&P 500 Index Fund allocated to the Equity Index Fund in accordance with instructions received from employers, participants or trustees, as appropriate, in the Equity Index Fund. Each employer, participant or trustee, as appropriate, will be allowed to instruct Equitable Life on how to vote shares of the SSgA S&P 500 Index Fund in proportion to their interest in the Equity Index Fund as of the record date for the shareholder meeting. Equitable Life will abstain from voting shares for which no instructions are received. Employers, participants or trustees will receive periodic reports about the SSgA S&P 500 Index Fund and proxy materials together with a voting instruction form, in connection with shareholder meetings. The costs of soliciting voting instructions from participants will be borne by the SSgA S&P 500 Index Fund.


                  LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE

Each Lifecycle Fund is a separate account of Equitable Life. Contributions may be made to the Lifecycle Fund -- Conservative and/or the Lifecycle Fund--Moderate. Each of the Lifecycle Funds invests in a Lifecycle Fund Group Trust--Conservative or Moderate having identical investment objectives and policies as the Lifecycle Fund to which it relates. In turn each of the Lifecycle Fund Group Trusts invests in a mix of Underlying Funds. The following table diagrams this investment structure:

                             UNDERLYING FUNDS
  -------------------
  | Lifecycle Fund- |
  |  Conservative   |
  |    (SA 197)     |
  -------------------
  -------------------
  |  Lifecycle Fund |
  |   Group Trust-  |
  |   Conservative  |
  -------------------
  ------------   -----------   ---------   ----------------   --------------
  | S&P 500  |   | Russell |   | Daily |   | Daily Gov't. |   | Short Term |
  | Flagship |   |  2000   |   | EAFE  |   |  Corporate   |   | Investment |
  |   Fund   |   |  Fund   |   | Fund  |   |  Bond Fund   |   |    Fund    |
  ------------   -----------   ---------   ----------------   --------------

  -------------------
  | Lifecycle Fund- |
  |    Moderate     |
  |    (SA 198)     |
  -------------------
  ------------------
  |  Lifecycle Fund |
  |   Group Trust-  |
  |     Moderate    |
  ------------------
  ------------   -----------   ---------   ----------------   --------------
  | S&P 500  |   | Russell |   | Daily |   | Daily Gov't. |   | Short Term |
  | Flagship |   |  2000   |   | EAFE  |   |  Corporate   |   | Investment |
  |   Fund   |   |  Fund   |   | Fund  |   |  Bond Fund   |   |    Fund    |
  ------------   -----------   ---------   ----------------   --------------

                       THE LIFECYCLE FUND GROUP TRUSTS

The Lifecycle Fund Group Trusts are collective investment funds maintained by State Street. Each Lifecycle Fund Group Trust is organized as a common law trust under Massachusetts law, and because of exclusionary provisions, is not subject to regulation under the 1940 Act.

There are two Lifecycle Fund Group Trusts: the Lifecycle Fund Group Trust--Conservative and the Lifecycle Fund Group Trust--Moderate. State Street serves as the trustee and investment manager to each of these Group Trusts. Each of the Lifecycle Fund Group Trusts attempts to achieve its investment objective by investing in a mix of underlying collective investment funds (the "Underlying Funds") maintained by State Street and offered exclusively to tax exempt retirement plans.

LIFECYCLE FUND GROUP TRUST--CONSERVATIVE

OBJECTIVE. The Lifecycle Fund Group Trust--Conservative seeks to provide current income and a low to moderate growth of capital. There is no assurance that this objective will be met.

INVESTMENT POLICIES. The Lifecycle Fund Group Trust--Conservative seeks to achieve its objective by investing 100% of its assets in units of a mix of Underlying Funds in accordance with certain target percentage weightings. The table below shows the mix of Underlying Funds targeted by the Lifecycle Fund Group Trust--Conservative.

S&P 500 Flagship Fund                       15%
Russell 2000 Fund                            5%
Daily EAFE Fund                             10%
Daily Government/Corporate Bond Fund        50%
Short Term Investment Fund                  20%

The target percentages shown above are reviewed annually by the ADA Trustees and may be revised as recommended, subject to State Street's approval. State Street, as investment manager of the Lifecycle Fund Group
Trust--Conservative, from time to time makes adjustments in the mix of Underlying Funds as needed to maintain, to the extent practicable, the target percentages in each of the Underlying Funds.

LIFECYCLE FUND GROUP TRUST--MODERATE

OBJECTIVE. The Lifecycle Fund Group Trust--Moderate seeks to provide growth of capital and a reasonable level of current income. There is no assurance that this objective will be met.

INVESTMENT POLICIES. The Lifecycle Fund Group Trust--Moderate intends to achieve its investment objective by investing 100% of its assets in units of a mix of Underlying Funds in accordance with certain target percentage weightings. The table below shows the mix of Underlying Funds targeted by the Lifecycle Fund Group Trust--Moderate.

S&P 500 Flagship Fund                       35%
Russell 2000 Fund                           10%
Daily EAFE Fund                             15%
Daily Government/Corporate Bond Fund        30%
Short Term Investment Fund                  10%

The target percentages shown above are reviewed annually by the ADA Trustees and may be revised as recommended, subject to State Street's approval. State Street, as investment manager of the Lifecycle Fund Group Trust--Moderate, from time to time makes adjustments in the mix of Underlying Funds as needed to maintain, to the extent practicable, the target percentages in each of the Underlying Funds.

                             THE UNDERLYING FUNDS

Like the Lifecycle Fund Group Trusts, the Underlying Funds are collective investment funds maintained by State Street and offered exclusively to tax exempt retirement plans. Unlike the Lifecycle Fund Group Trusts, however, which are available only under the ADA Program, the Underlying Funds may receive contributions from other tax exempt retirement plans.

The Underlying Funds are organized as common law trusts under Massachusetts law, and because of exclusionary provisions, are not subject to regulation under the 1940 Act. State Street serves as trustee and investment manager to each of the Underlying Funds.

S&P 500 FLAGSHIP FUND

OBJECTIVE. The investment objective of the S&P 500 Flagship Fund ("Flagship Fund") is to replicate, as closely as possible, the total return of the S&P 500 Index. "S&P 500" is a trademark of Standard & Poor's Corporation that has been licensed for use by the Flagship Fund. The Flagship Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation, and Standard & Poor's Corporation makes no representation regarding the advisability of investing in this Fund. For further information on the S&P 500 Index, see the discussion of the Equity Index Fund under Investment Options.

INVESTMENT POLICIES. The Flagship Fund intends to achieve its objective by investing in all 500 stocks in the S&P 500 Index. In order to provide 100% equity exposure, the Flagship Fund may hold up to 25% of its value in S&P 500 futures contracts in lieu of cash equivalents. U.S. Treasury Bills and other short-term cash equivalents owned by the Flagship Fund will be held as collateral for the futures contracts. For additional discussion related to the investment policies of the Flagship Fund, see discussion below under Risks and Investment Techniques and the Statement of Additional Information.

RUSSELL 2000 FUND


OBJECTIVE. The investment objective of the Russell 2000 Fund is to replicate, as closely as possible, the return of the Russell 2000 Index maintained by Frank Russell Company ("Frank Russell"). The Russell 2000 Fund will invest its assets directly in shares of companies included in the Russell 2000 Index.


The Russell 2000 Index is a broadly diversified small capitalization index consisting of approximately 2,000 common stocks. It is a subset of the larger Russell 3000 Index. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks. As such, the Russell 3000 Index represents approximately 98 percent of the total market capitalization of all U.S. stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. The Russell 2000 Index consists of the approximately 2,000 smallest stocks within the Russell 3000 Index and is, therefore, a broadly diversified index of small capitalization stocks.

INVESTMENT POLICIES. The Russell 2000 fully replicates the Russell 2000 Index with the possible exception of the smallest securities in the index, due to the relative illiquidity of those securities.

The composition of the Russell 2000 Index is updated monthly to reflect changes in the stock market capitalization of companies in the Index. Once a year, companies that no longer qualify for the Index because of fluctuations of market capitalization are replaced. The rate of change in the securities included in the Russell 2000 Index is significant, often higher than 20 percent a year of the total market capitalization of the Index.

The Russell 2000 Fund is neither sponsored by nor affiliated with Frank Russell. Frank Russell's only relationship to the Russell 2000 Fund is the licensing of the use of the Russell 2000 Stock Index. Frank Russell is the owner of the trademarks and copyrights relating to the Russell indices.

For additional discussion related to the investment policies of the Russell 2000 Fund, see discussion below under Risks and Investment Techniques and the Statement of Additional Information.

DAILY EAFE FUND

OBJECTIVE. The investment objective of the Daily EAFE Fund is to closely match the performance of the Morgan Stanley Capital International EAFE Index ("EAFE Index") while providing daily liquidity.


INVESTMENT POLICIES. The Daily EAFE Fund seeks to achieve its objective by investing directly in each of the foreign markets which comprise the EAFE Index. The EAFE Index is a broadly diversified international index consisting of more than 1,100 companies traded on the markets of Europe, Australia, New Zealand and the Far East. The investments may include equity securities, equity-based derivatives, futures contracts, index swaps and foreign exchange contracts. The Daily EAFE Fund also may acquire interest-bearing cash equivalents, notes and other short-term instruments, including foreign currency time deposits or call accounts.

As of December 31, 1996, Japan (31.0%) and the United Kingdom (18.6%) dominated the market capitalization of the EAFE Index, with companies located in Germany, France, Switzerland and Hong Kong also being well represented on the Index. The Index covers a wide spectrum of industries, with the banking and finance industry constituting 24.7%, consumer goods 19.4%, services 18.3%, capital equipment 12.0%, materials 9.2% of the market capitalization of the Index (as of December 31, 1996). Morgan Stanley Capital International, the creator of the EAFE Index, is neither a sponsor of nor affiliated with the Daily EAFE Fund.


The Daily EAFE Fund will not be able to hold all of the more than 1,000 stocks that comprise the EAFE Index because of the costs involved. Instead the Daily EAFE Fund will hold a representative sample of the issues that comprise the EAFE Index. Stocks will be selected for inclusion in the Daily EAFE Fund based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. In order to parallel the performance of the EAFE Index, the Daily EAFE Fund will invest in each country in approximately the same percentage as the country's weight in the EAFE Index.

For additional discussion related to the investment policies of the Daily EAFE Fund, see discussion below under Risks and Investment Techniques and the Statement of Additional Information.

DAILY GOVERNMENT/CORPORATE BOND FUND

OBJECTIVE. The investment objective of the Daily Government/Corporate Bond Fund ("GC Bond Fund") is to match or exceed the return of the Lehman Brothers Government/Corporate Bond Index.

INVESTMENT POLICIES. The GC Bond Fund seeks to achieve its investment objective by making direct investment in marketable instruments and securities. In addition, the GC Bond Fund may make direct investments in (1) U.S. Government securities, including U.S. Treasury securities and other obligations issued or guaranteed as to interest and principal by the U.S. Government and its agencies and instrumentalities, (2) corporate securities, (3) asset backed securities, (4) mortgage backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits, (5) repurchase and reverse repurchase agreements, (6) financial futures and option contracts, (7) interest rate exchange agreements and other swap agreements, (8) supranational and sovereign debt obligations including those of sub-divisions and agencies, and (9) other securities and instruments deemed by State Street, as trustee of the GC Bond Fund, to have characteristics consistent with the investment objective of this Fund. The securities in the GC Bond Fund will have a minimum credit rating when purchased of Baa3 by Moody's or BBB-by Standard & Poor's.

For additional discussion related to the investment policies of the GC Bond Fund, see discussion below under Risks and Investment Techniques and the Statement of Additional Information.

SHORT TERM INVESTMENT FUND

OBJECTIVE. The investment objective of the Short Term Investment Fund ("STIF Fund") is to maintain a diversified portfolio of short-term securities.

INVESTMENT POLICIES. The STIF Fund intends to achieve its objective by investing in money market securities rated at least A-1 by Standard and Poor's and P-1 by Moody's at the time of issuance. If the issuer has long-term debt outstanding, such debt should be rated at least "A" by Standard & Poor's or "A" by Moody's. The STIF Fund may purchase Yankee and Euro certificates of deposit, Euro time deposits, U.S. Treasury bills, notes and bonds, federal agency securities, corporate bonds, repurchase agreements and banker's acceptances. Most of the investments may have a range of maturity from overnight to 90 days. Twenty percent of the STIF Fund, however, may be invested in assets having a maturity in excess of 90 days but not more than thirteen months.

For additional discussion regarding the investment policies of the STIF Fund, see discussion below under Risks and Investment Techniques and the Statement of Additional Information.

VOTING RIGHTS: THE LIFECYCLE FUNDS

Participants do not have any voting rights with respect to their investments in a Lifecycle Fund. Similarly, participants do not have any voting rights with respect to matters such as the selection of State Street as trustee or investment manager or investment adviser of a Lifecycle Fund Group Trust or Underlying Fund, or with respect to any changes in investment policy of any of these entities.

RISKS AND INVESTMENT TECHNIQUES: LIFECYCLE FUND
GROUP TRUSTS AND UNDERLYING FUNDS

You should be aware that any investment in securities carries with it a risk of loss. The different investment objectives and policies of the Equity Index Fund and each of the Lifecycle Funds affect the return on these Funds. Additionally, there are market and financial risks inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer but which affect the way markets, and securities within those markets, perform. We sometimes describe market risk in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations. The risk factors and investment techniques associated with the

Underlying Funds in which the Lifecycle Fund Group Trusts invest are discussed below. The risks and investment techniques associated with investments by the Equity Index Fund in the Seven Seas S&P 500 Index Fund are discussed in the prospectus and Statement of Additional Information for that Fund.

IN GENERAL. You should note that the Flagship Fund, the 2000 Fund and the Daily EAFE Fund are all index funds. An index fund is one that is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, such funds utilize a "passive" investment approach, attempting to duplicate the investment performance of their benchmark indices through automated statistical analytic procedures. For example, the Flagship Fund attempts to match the return of the S&P 500 Index by using automated statistical methods to make stock selections. Similar methods are employed in selecting stocks for the 2000 Fund and the Daily EAFE Fund. Still, such Funds, to the extent they invest in the various types of securities discussed below, are subject to the risks associated with each of these investments.

Also, you should note that each of the Underlying Funds, for the purpose of investing uncommitted cash balances or to maintain liquidity to meet redemptions of Fund units, may invest temporarily and without limitation in certain short-term fixed income securities and other collective investment funds or registered mutual funds maintained or advised by State Street. The short-term fixed income securities in which an Underlying Fund may invest include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, banker's acceptances, and time deposits.

EQUITY SECURITIES. Certain of the Underlying Funds will invest in equity securities. Participants should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced.

The securities of the smaller companies in which some of the Underlying Funds may invest may be subject to more abrupt or erratic market movements than larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject, to a greater degree, to changes in earnings and profits.

FIXED-INCOME SECURITIES. Certain of the Underlying Funds will invest in fixed-income securities. Although these are interest-bearing securities which promise a stable stream of income, participants should be aware that the prices of such securities are affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, State Street will consider all relevant circumstances in determining whether a particular Underlying Fund should continue to hold that security. Certain securities such as those rated Baa by Moody's and BBB by Standard & Poor's, may be subject to greater market fluctuations than lower yielding, higher rated fixed-income securities. Securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories.

FOREIGN SECURITIES. The Daily EAFE Fund will invest in foreign securities. Such investments, however, entail special risks. Foreign securities markets generally are not as developed or efficient as those in the

United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because evidences of ownership of foreign securities usually are held outside the United States, each of the Underlying Funds investing in foreign securities will be subject to additional risks. Such risks include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

Since foreign securities purchased by the Underlying Funds often are completed in currencies of foreign countries, the value of these securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when an Underlying Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment. Income received by sources within foreign countries may be reduced by any withholding and other taxes imposed by such countries.

FUTURES CONTRACTS. Certain of the Underlying Funds may invest in futures contracts. A purchase of a futures contract is the acquisition of a contractual right and obligation to acquire the underlying security at a specified price on a specified date. Although futures contracts by their terms may call for the actual delivery or acquisition of the underlying security, in most cases the contractual obligation is terminated before the settlement date of the contract without delivery of the security. The Underlying Fund will incur brokerage fees when it purchases and sells futures contracts.

The Underlying Funds will not purchase futures contracts for speculation. Futures contracts are used to increase the liquidity of each Underlying Fund and for hedging purposes.

Transactions in futures contracts entail certain risks and transaction costs to which an Underlying Fund would not otherwise be subject, and the Underlying Fund's ability to purchase futures contracts may be limited by market conditions or regulatory limits. Because the value of a futures contract depends primarily on changes in the value of the underlying securities, the value of the futures contracts purchased by the Underlying Fund generally reflects changes in the values of the underlying stocks or bonds. The risks inherent in the use of futures contracts include: (1) imperfect correlation between the price of the futures contracts and movements in the prices in the underlying securities; and (2) the possible absence of a liquid secondary market for any particular instrument at any time.


An Underlying Fund also may engage in foreign futures transactions. Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that an Underlying Fund might realize from trading could be eliminated by adverse changes in the exchange rate, or such Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both futures which are traded on domestic exchanges and those which are not.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. Certain of the Underlying Funds may invest in the securities of medium and smaller sized companies with market capitalization of $500 million to $1.5 billion. Such companies may be dependent on the performance of only one or two products and, therefore, may be vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Consequently, consistent earnings may not be as likely in such companies as they would be for larger companies. In addition, medium and smaller sized companies may be more dependent on access to equity markets to raise capital than larger companies with greater ability to support debt. Medium and smaller sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may have an impact on marketability. The price of these stocks may rise and fall more frequently and to a greater extent than the overall market.

LENDING OF SECURITIES. Certain of the Underlying Funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral consisting of cash, securities issued or guaranteed by the U.S. Government, or irrevocable letters of credit issued by major banks. Cash collateral will be invested in various collective investment funds maintained by State Street. The net income from such investments will increase the return to the Underlying Funds. All securities lending transactions in which the Underlying Funds engage will comply with the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and related regulations.

INVESTMENTS BY THE STIF FUND. Each of the Lifecycle Fund Group Trusts will, and certain of the Underlying Funds may, invest in the STIF Fund. This Fund intends to invest, among other things, in various U.S. Government Obligations, U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, "when-issued" securities, and to enter into repurchase agreements with various banks and broker-dealers. The STIF Fund's activities with respect to each of these investments are discussed below.

The STIF Fund may invest in a variety of U.S. Government obligations, including bills and notes issued by the U.S. Treasury and securities issued by agencies of the U.S. Government.

The STIF Fund also may invest in U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, a type of investment that may involve special risks. Such banks may not be required to maintain the same financial reserves or capital that are required of U.S. banks. Restrictions on loans to single borrowers, prohibitions on certain self-dealing transactions, and other regulations designed to protect the safety and solvency of U.S. banks may not be applicable to foreign banks and foreign branches of U.S. banks. In addition, investments of this type may involve the unique risks associated with investments in foreign securities described above.

The STIF Fund may commit to purchasing securities on a "when-issued" basis, such that payment for and delivery of a security will occur after the date that this Fund commits to purchase the security. The payment obligation and the interest rate that will be received on the security are each fixed at the time of the purchase commitment. Prior to payment and delivery, however, the STIF Fund will not receive interest on the security, and will be subject to the risk of loss if the value of the when-issued security is less than the purchase price at time of delivery.

Finally, the STIF Fund may enter into repurchase agreements with various banks and broker-dealers. In a repurchase agreement transaction, the STIF Fund acquires securities (usually U.S. Government obligations) for cash and obtains a simultaneous commitment from the seller to repurchase the securities at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon rate of interest unrelated to the coupon rate on the purchased security. In these transactions, the securities purchased by the STIF Fund will have a total value at least equal to the amount of the repurchase price and will be held by State Street or a third-party custodian until repurchased. State Street will continually monitor the value of the underlying securities to verify that their value, including accrued interest, always equals or exceeds the repurchase price.

                     HOW WE CALCULATE THE VALUE OF
                       AMOUNTS ALLOCATED TO THE
                    EQUITY INDEX AND LIFECYCLE FUNDS

CONTRIBUTIONS AND TRANSFERS: PURCHASE OF FUND UNITS. The portion of each contribution or transfer allocated to the Equity Index Fund or the Lifecycle Funds will be used to purchase Units. Your interest in each Fund is represented by the value of the Units credited to your Account for that Fund. The number of Units purchased by a contribution or transfer to a Fund is calculated by dividing the amount allocated by the Unit Value calculated as of the close of business on the day we receive your contribution or transfer instruction. The number of Units credited to your Account will not vary because of any subsequent fluctuation in the Unit Value, but the value of a Unit fluctuates with the investment experience of the Fund. In other words, the Unit Value will reflect the investment income and realized and unrealized capital gains and losses of that Fund as well as the deductions and charges we make to the Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine the Unit Value for the Equity Index Fund and each of the Lifecycle Funds at the end of each business day. The Unit Value for each of these Funds is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund Unit Value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

o First, we take the value of the Fund's assets at the close of business on the preceding business day.

o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month and;

(b) is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.


The Equity Index Fund's investments in the SSgA S&P 500 Index Fund will be valued at the underlying mutual fund's net asset value per share. The investments made by each of the Lifecycle Funds in units of the corresponding Lifecycle Fund Group Trust will be valued at the net asset value of the units of such Lifecycle Fund Group Trust.


The units of each of the Lifecycle Fund Group Trusts will be valued each business day as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time). A business day is any business day on which the New York Stock Exchange is open for business. The net asset value of each unit is computed by dividing the current value of the assets of each Lifecycle Fund Group Trust, less its liabilities, by the number of units outstanding and rounding to the nearest cent.

Investments made by each Lifecycle Fund Group Trust in the Underlying Funds will be valued at the Underlying Fund's net asset value per unit. The units of each Underlying Fund are valued each business day in a manner that is similar to the method used for valuing units of the Lifecycle Fund Group Trusts daily. Assets of the Flagship Fund, 2000 Fund, Daily EAFE Fund and the GC Bond Fund are valued on the basis of readily available market values or, if no such values are available, on the basis of fair values as determined in good faith by State Street. Assets of the STIF Fund are valued at amortized cost. Under this method of valuation, securities purchased by the STIF Fund, such as bonds, notes, commercial paper, certificates of deposit, or other evidences of indebtedness, are recorded at original cost and valued daily by adjusting for premium amortization or discount accretion.

                    EQUITABLE LIFE AND STATE STREET


EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States. We are one of the nation's leading pension fund managers.

Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA-UAP ("AXA"). As of January 1, 1997, AXA beneficially owns 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed assets of approximately $239.8 billion as of December 31, 1996, including third party assets of approximately $184.8 billion. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non-profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life, health and pension contracts.


THE SEPARATE ACCOUNTS

Each of the seven Funds is a separate account of Equitable Life; we own all of the assets of the separate accounts. A separate account is a separate investment account which we use to support our group annuity contracts, and for other purposes permitted by applicable law. We keep the assets of each separate account segregated from our general account and from any other separate accounts we may have. Although the assets of the Funds are our property, our obligation to you under the group annuity contract equals the value of your accumulation in each Fund.

Income, gains and losses, whether or not realized, from assets invested in the Funds are, in accordance with the group annuity contract, credited to or charged against each Fund without regard to our other income, gains or losses. The portion of each Fund's assets we hold on your behalf may not be used to satisfy obligations that may arise out of any other business we conduct. We may, however, transfer amounts owed to us, such as fees and expenses, to our general account at any time. We may make these transfers even if the Fund in question does not have sufficient liquidity to make all withdrawals requested by participants.

The separate account which we call the Equity Index Fund was established on February 1, 1994. The separate accounts which we call the Lifecycle Funds were established on May 1, 1995. The Funds are governed by the laws and regulations of the state of New York, where we are domiciled, and may also be governed by laws of other states in which we do business. The Equity Index Fund and Lifecycle Funds are used exclusively for the ADA Program. Because of exclusionary provisions, the Separate Accounts are not subject to regulations under the 1940 Act.

We do not manage the Equity Index Fund or the Lifecycle Funds. We act in accordance with the investment policies established by the Trustees.

STATE STREET


State Street is a trust company established under the laws of the Commonwealth of Massachusetts. It is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended. State Street's home office is located at 225 Franklin Street, Boston, Massachusetts 02110. Through its institutional investment arm, SSgA, State Street provides a comprehensive array of investment products that span the spectrum from indexed to fully active investment management approaches.

Its customers include corporate, union, and public pension plans, endowments, foundations and other financial institutions in the U.S. and abroad. As of December 31, 1995, State Street was ranked the largest U.S. manager of tax-exempt assets and the largest manager of international index assets. It had total assets of $292.0 billion under management at December 31, 1996.


THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS

Each of the Lifecycle Fund Group Trusts and the Underlying Funds (referred to collectively herein as "Trust" or "Trusts") is a collective investment fund maintained by State Street. Although similar in many respects to mutual funds, a collective investment fund is excluded from regulation under the 1940 Act if it is maintained by a bank and consists only of assets of tax qualified retirement plans. The Trusts and Underlying Funds each satisfy both of these requirements, and are not subject to the 1940 Act as otherwise applicable to mutual funds.

Each Trust is operated by a single corporate trustee (State Street), which is responsible for all aspects of the Trust, including portfolio management, administration and custody. Under the Trusts, participants have no voting rights with respect to the selection of State Street, as trustee, the selection of the Trust's investment adviser or manager, or changes to any investment policy of the Trust.

State Street is subject to supervision and examination by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Massachusetts Commissioner of Banks. This, however, does not provide any protection against loss that may be experienced as a result of an investment in the Trusts. Further, State Street is required to comply with ERISA, to the extent applicable, in connection with the administration of the Program.

TAX STATUS OF THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS. Each Trust is a tax-exempt group trust established pursuant to Revenue Ruling 81-100. As a tax-exempt group trust, each Trust is not subject to federal income tax unless the Trust generates unrelated business taxable income as defined in the Code ("UBTI"). It is the policy of State Street not to invest any portion of the assets of a Trust in a manner that will generate UBTI. If State Street determines, however, that a proposed investment cannot be structured to avoid UBTI and that the projected after-tax return on that investment is sufficient to justify the making of such investment, then State Street may elect to make that investment. In the unlikely event that any UBTI is incurred by a Trust, it is anticipated that any tax thereon would be reported and paid by the Trust as an expense of such Trust.

                        INVESTMENT PERFORMANCE

MEASURING THE INVESTMENT PERFORMANCE OF THE FUNDS

We recognize that the performance of the Funds that you invest your retirement savings in is important to you. The purpose of this discussion is to give you an overview of how our Funds have performed in the past year. OF COURSE, PAST PERFORMANCE CANNOT BE USED TO PREDICT FUTURE PERFORMANCE.

Fund performance is most often measured by the change in the value of fund units over time. Unlike typical mutual funds, which usually distribute earnings annually, separate account funds reinvest all earnings. As described previously, the unit value calculations for the Funds include all earnings, including dividends and realized and unrealized capital gains. Changes in the unit values can be expressed in terms of the Fund's annual percentage change, its average annual change, or its cumulative change over a period of years. Each of these measurements is valuable on its own. In addition, it often is helpful to compare the Fund's performance with the results of unmanaged market indices.

The following tables and graphs provide a historical view of the Funds' investment performance. The information presented includes performance results for each Fund, along with data representing unmanaged market indices. Financial statements for the Funds can be found in the SAI.

UNMANAGED MARKET INDICES

Unmanaged market indices, or "benchmarks," while providing a broader perspective on relative performance, are only a tool for comparison. Performance data for the unmanaged market indices do not reflect any deductions for investment advisory, brokerage or other expenses of the type typically associated with an actively managed fund. This effectively overstates the rate of return of the market indices relative to that which would be available to a typical investor, and limits the usefulness of these indices in assessing the performance of the Funds. Since the Funds do not distribute dividends or interests, the market indices have been adjusted to reflect reinvestment of dividends and interest to provide greater comparability.


We have presented data for the following unmanaged indices. Both of these may be appropriate comparative measures of performance for the Funds.

o STANDARD AND POOR'S 500 INDEX ("S&P 500") -an unmanaged weighted index of the securities of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. This index should not be confused with the performance of the Equity Index Fund nor that of the SSgA S&P 500 Index Fund, which seek to emulate the results of the S&P 500 Index. See The Investment Options -- The Equity Index Fund for more information.

o RUSSELL 2000 INDEX ("RUSSELL 2000")--an unmanaged broadly diversified index maintained by Frank Russell Company consisting of the approximately 2,000 smallest stocks within the Russell 3000 Index. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks. As such, the Russell 3000 Index represents approximately 98 percent of the total market capitalization of all U.S. stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.

o MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("EAFE")--an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

o LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("LEHMAN")--an unmanaged index widely regarded by investors as representative of the bond market.

o SALOMON BROTHERS 3-MONTH T-BILL INDEX ("SALOMON 3 MO. T-BILL")--an unmanaged index of direct obligations of the U.S. Treasury which are issued in maturities between 31 and 90 days.

o CONSUMER PRICE INDEX (URBAN CONSUMERS -- NOT SEASONALLY ADJUSTED) "CPI" -- an index of inflation.

HOW PERFORMANCE DATA ARE PRESENTED

We have shown performance on several different bases:


 o  The annual percentage changes in Fund Unit Values,
 o  The average annual percentage change in Fund Unit Values

THE FUNDS' PERFORMANCE SHOWN MAY NOT REPRESENT YOUR ACTUAL EXPERIENCE AND IT DOES NOT REPRESENT THE EFFECT OF THE RECORD MAINTENANCE AND REPORT OR ENROLLMENT FEES. The annual percentage change in Fund unit values represents the percentage increase or decrease in unit values from the beginning of one year to the end of that year. During any year unit values will, of course, increase or decrease reflecting fluctuations in the securities markets. The average annual rates of return are time-weighted, assume an investment at the beginning of each period, and include the reinvestment of investment income. Performance data for the Equity Index Fund reflects the performance of Separate Account No. 195 for the period beginning February 1, 1994. For periods prior to February 1, 1994, hypothetical performance is shown, which reflects the performance of the SSgA S&P 500 Index Fund beginning 1993, the first full year after that Fund began operations. For these hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical investment experience of the SSgA S&P 500 Index Fund. No results are shown for periods prior to 1993, as the State Street S&P 500 Index Fund began operations during 1992. 1995 performance data for the Lifecycle Funds is shown for the period when the Funds commenced operations on May 1, 1995 through December 31, 1995.

ANNUAL PERCENTAGE CHANGE IN FUND UNIT VALUES*



                   LIFECYCLE     LIFECYCLE                                     SALOMON
         EQUITY      FUND--       FUND--      S&P    RUSSELL                    3-MO.
         INDEX    CONSERVATIVE   MODERATE     500     2000     EAFE   LEHMAN   T-BILL    CPI
------ -------- -------------- ----------- ------- --------- ------ -------- --------- ------
1996      21.3%       4.3%         10.6%     23.0%    16.5%     6.1%    2.9%     5.3%    3.3%
------ -------- -------------- ----------- ------- --------- ------ -------- --------- ------
1995      35.1        5.9          10.1      37.5     28.4     11.2    19.2      5.7     2.9
------ -------- -------------- ----------- ------- --------- ------ -------- --------- ------
1994       0.7         --            --       1.3     -1.8      7.8    -3.5      4.2     2.7
------ -------- -------------- ----------- ------- --------- ------ -------- --------- ------
1993       6.4         --            --      10.0     18.9     32.6    11.0      3.1     2.7
------ -------- -------------- ----------- ------- --------- ------ -------- --------- ------



AVERAGE ANNUAL PERCENTAGE CHANGE IN FUND UNIT VALUES -- YEARS ENDING DECEMBER 31, 1996*



                      LIFECYCLE     LIFECYCLE                                     SALOMON
            EQUITY      FUND--       FUND--      S&P    RUSSELL                    3-MO.
            INDEX    CONSERVATIVE   MODERATE     500     2000     EAFE   LEHMAN   T-BILL    CPI
--------- -------- -------------- ----------- ------- --------- ------ -------- --------- ------
1 Year       21.3%       4.3%         10.6%     23.0%    16.5%    6.1%     2.9%     5.3%    3.3%
--------- -------- -------------- ----------- ------- --------- ------ -------- --------- ------
2 Years      28.0         --            --      30.0     22.3     8.6     10.8      5.5     2.9
--------- -------- -------------- ----------- ------- --------- ------ -------- --------- ------
3 Years      18.2         --            --      19.7     13.7     8.3      5.8      5.1     2.8
--------- -------- -------------- ----------- ------- --------- ------ -------- --------- ------



* Hypothetical results are shown in italics.


PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS OR UPON DISTRIBUTIONS.

                               THE PROGRAM

The purpose of this section is to explain the ADA Members Retirement Program in more detail. Although we have described important aspects of the Program, you should understand that the provisions of your plan and the Participation Agreement will define the scope of the Program and its specific terms and conditions. This section is for employers, and for the purposes of this section, "you" and "your" refer to you in that role although you may also be a participant in the plan.

EMPLOYERS WHO MAY PARTICIPATE IN THE PROGRAM

If you are a sole proprietor, a partner or a shareholder in a professional corporation, your practice, as an employer, can adopt the Program if you or at least one of your fellow partners or shareholders is a member of:

o  the ADA,
o  one of its constituent or component societies, or
o an ADA-affiliated organization whose participation in the Program has been approved by the Council on Insurance of the ADA.

ADA constituent or component societies may also adopt the Program for their own employees within certain limitations imposed by the Internal Revenue Code.

CHOICES FOR THE EMPLOYER

The ADA Members Retirement Program gives you a variety of approaches to choose from. You can:

o Adopt our Master Plan, which gives you options as to types of plans and plan provisions. The Master Plan uses the Program Investment Options as the exclusive investment choices.
o Adopt the Self-Directed Prototype plan, which gives additional flexibility to choose investments, or
o Maintain your own individually-designed plan, but use the Investment Options as an investment for your plan.

SUMMARY OF THE PLANS AND TRUSTS

THE MASTER PLAN -- Under the Master Plan, you will automatically receive a full range of services from Equitable Life, including your choice of the Investment Options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting.


o The Master Plan is a defined contribution master plan which can be adopted as a profit sharing plan (including optional 401(k) and SIMPLE 401(k) features), a defined contribution pension plan, or both.


THE SELF-DIRECTED PROTOTYPE PLAN -is a defined contribution prototype plan which can be used to combine the Program Investment Options with individual investments such as stocks and bonds. Employers must also adopt the Pooled Trust and maintain a minimum of $25,000 in the Trust at all times. We provide recordkeeping services only for plan assets held in the Pooled Trust.

THE ADA MEMBERS POOLED TRUST FOR RETIREMENT PLANS -is an investment vehicle to be used by those who have an individually designed qualified retirement plan. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets held in the Pooled Trust.

INFORMATION ON JOINING THE PROGRAM

Our Retirement Program Specialists are available to answer your questions about joining the Program. To reach one of our Retirement Program
Specialists, call or write to us at:


 By Phone                       1-800-523-1125, ext. 2608
                                From Alaska, 0-201-583-2395, collect
                                Specialists are available from 9 a.m. to 5 p.m. Eastern Time,
                                Monday through Friday.
By Regular Mail                 The ADA Members Retirement Program
                                c/o Equitable Life
                                Box 2011
                                Secaucus, New Jersey 07096
By Registered, Certified or     The ADA Members Retirement Program
 Overnight Mail                 c/o Equitable Life
                                200 Plaza Drive, 2-B55
                                Secaucus, New Jersey 07094



CHOOSING THE RIGHT PLAN

Choosing the right plan depends on your own unique set of circumstances. Although Equitable Life's Retirement Program Specialists can help explain the Program, you and your tax advisors must decide which plan is best for you.

GETTING STARTED IN THE PROGRAM AFTER CHOOSING A PLAN

To adopt the Master Plan, you must complete a Participation Agreement. If you have your own plan and wish to use the Pooled Trust as an investment option, the trustee of your plan must complete the appropriate Participation Agreement. Our Retirement Program Specialists can help you complete the Participation Agreement for review by your tax advisor.

To adopt our prototype self-directed plan, you must complete the prototype plan adoption agreement and a Participation Agreement for the Pooled Trust. In addition, you must also arrange separately for plan level accounting and brokerage services. We provide recordkeeping services only for plan assets held in the Pooled Trust. You can use any plan recordkeeper of your choice or you can arrange through us to hire Trust Consultants, Inc. at a special rate. You can also arrange through us brokerage services from our affiliate, Pershing Discount Brokerage Services, at special rates or use the services of any other broker.

COMMUNICATING WITH US AFTER YOU ENROLL

 By Phone
To Reach an Account              1-800-223-5790
 Executive                       (9 a.m. to 5 p.m. Eastern Time, Monday through Friday)
To Reach the Account             1-800-223-5790 (24 Hours)
 Investment Management
 ("AIM") System:
--------------------------------------------------------------------------------------------
By Regular Mail (Other than      The ADA Members Retirement Program
 contribution checks)            Box 2486 G.P.O.
                                 New York, New York 10116
--------------------------------------------------------------------------------------------
By Registered, Certified or      The ADA Members Retirement Program c/o Equitable Life
 Overnight Mail                  200 Plaza Drive, Second Floor
                                 Secaucus, New Jersey 07094
--------------------------------------------------------------------------------------------
For Contribution Checks Only     The Association Members Retirement Program
                                 P.O. Box 1599
                                 Newark, New Jersey 07101-9764

YOUR RESPONSIBILITIES AS THE EMPLOYER

Employers adopting the Master Plan are responsible for the plan and its administration. This includes certain responsibilities relating to the administration and continued qualification of your plan. See Your
Responsibilities As Employer in the SAI for a list of responsibilities which you will have if you adopt the Master Plan.

If you have an individually designed plan, you already have these responsibilities; they are not increased in any way by your adoption of the Pooled Trust for investment purposes only. It is your responsibility to determine that the terms of your plan are consistent with the provisions of the Pooled Trust and our practices described in this prospectus and the SAI.

If you utilize our prototype self-directed plan, you will have responsibilities as the plan administrator and will also have to appoint a plan trustee; these responsibilities will be greater than those required by the adoption of the Master Plan. Again it is also your responsibility to determine that the terms of your plan are consistent with the provisions of the Pooled Trust and our practices described in this prospectus and the SAI. You should consult your legal advisor for an understanding of your legal responsibilities under the self-directed plan.

We will give you guidance and assistance in the performance of your responsibilities. The ultimate responsibility, however, rests with you.

WHEN TRANSACTIONS ARE EFFECTIVE

A business day is any day both we and the New York Stock Exchange are open. Contributions, transfers, and allocation changes are normally effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Master Plan, there are plan provisions to the contrary. However, we may have to delay the processing of any transaction which is not accompanied by a properly completed form or which is not mailed to the correct address. An Account

Executive will generally be available to speak with you each business day from 9 a.m. to 5 p.m. Eastern Time. We may, however, close due to emergency conditions.

MINIMUM INVESTMENTS

There is no minimum amount which must be invested if you adopt the Master Plan, or if you have your own individually-designed plan and use the Pooled Trust as an investment.

If you adopt our self-directed prototype plan, you must keep at least $25,000 in the Pooled Trust at all times.

MAKING CONTRIBUTIONS TO THE PROGRAM

You should send contribution checks or money orders payable to The ADA Retirement Trust to the address shown under Communicating With Us After You Enroll. All contributions must be accompanied by a properly completed Contribution Remittance form which designates the amount to be allocated to each participant. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed.

Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.

OUR ACCOUNT INVESTMENT MANAGEMENT (AIM) SYSTEM


We offer an automated telephone system for participants to transfer between investment options, obtain account information and change the allocation of future contributions. To use the AIM System, you must have a Personal Security Code (PSC) number, which you obtain by completing an AIMS Authorization form.


If you have a touch-tone telephone you may make transfers on the AIM System. Procedures have been established by Equitable Life for its AIM System that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Life does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any action on our part or any failure or omission to act as a result of our own negligence, lack of good faith or willful misconduct. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that we reasonably believe to be genuine. We may discontinue the telephone transfer service at any time without notice.

ALLOCATING CONTRIBUTIONS AMONG THE INVESTMENT OPTIONS

Under the Master Plan, participants make all investment decisions. Under an individually-designed plan or our self-directed prototype plan, either the participants or the plan trustees make the investment allocation decisions, depending on the terms of the plan.

Contributions may be allocated among any number of the Investment Options. Allocation instructions may be changed at any time, and as often as needed, by calling the AIM System. New instructions become effective on the business day we receive them. You may allocate employer contributions in different percentages than employee contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE YOUR CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT.

TRANSFERS AMONG THE INVESTMENT OPTIONS

Participants in the Master Plan may make transfers on a daily basis without charge. Participants in other plans may make transfers whenever the plan allows them to do so. We do not charge a fee for transfers. (If an individually designed plan does not allow transfers by individual participants, only you as employer or trustee may make a transfer.)

Participants may use the AIM System to transfer amounts among the investment options. All transfers are made as of the close of business on the day we receive the authorized instructions, provided we receive the request by 4:00 p.m. Eastern time. Transfer requests received after that time will be processed as of the close of business on the following business day.

Transfers from the Equity Index Fund and the Lifecycle Funds are permitted at any time except if there is any delay in redemptions from the underlying mutual fund or, with respect to the Lifecycle Funds, the Lifecycle Fund Group Trusts in which they invest. See The Equity Index Fund and Lifecycle Fund-Conservative and Moderate.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

There are two sets of rules that must be kept in mind when considering distributions or withdrawals from the Program. The first are the rules and procedures which apply to the Investment Options, exclusive of the provisions of your plan. These are discussed in this section. The second are the rules specific to your plan; these are discussed under When Distributions are Available to Participants.

Amounts in the Equity Index Fund and the Lifecycle Funds are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from these Funds if there is any delay in the redemptions from the underlying mutual fund and the Lifecycle Fund Group Trusts. Please note that certain plan distributions may be subject to penalty or excise taxes. See The Program and Federal Income Tax Considerations for more details.

Payments or withdrawals out of the Equity Index Fund and the Lifecycle Funds and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with Plan provisions. However, we can defer payments, applications and withdrawals from these Funds for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets of the Funds is not reasonably practicable because of an emergency.

WHEN DISTRIBUTIONS ARE AVAILABLE TO PARTICIPANTS

In addition to the rules and procedures generally applicable to investments in the Investment Options under the Program, there are other important rules regarding the distribution and benefit payment options for each type of plan. Distributions and benefit payment options under a qualified retirement plan are subject to extremely complicated legal requirements. Certain plan distributions may be subject to penalty or excise taxes. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in Federal Income Tax Considerations in both this prospectus and the SAI. If a participant retires, becomes disabled or terminates employment, the benefit payment options available should be discussed with a qualified financial advisor. Our Account Executives can also be of assistance.

In general, under the Master Plan or our self-directed prototype plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. ("Vested" refers to the nonforfeitable portion of your benefits under the plan.) Participants in an individually designed plan are eligible for retirement benefits depending on the terms of that plan. See Benefit Payment Options and Federal Income Tax Considerations for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70-1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement.


Under the Master Plan, self-employed persons may generally not receive a distribution prior to age 59-1/2 and employees generally may not receive a distribution prior to a separation from service.

PARTICIPANT LOANS

The Master Plan permits participants to borrow a portion (not to exceed $50,000) of his or her vested Account Balance (all plans combined), if the employer has elected this feature. If the participant is a sole proprietor, partner who owns more than 10% of the business, or a shareholder-employee of an S Corporation who owns more than 5% of the business, he or she presently may not borrow from his or her vested Account Balance without first obtaining a prohibited transaction exemption from the Department of Labor. Participants should consult with their attorneys or tax advisors regarding the advisability and procedures for obtaining such an exemption. Loans are also available under our self-directed prototype plan and under an individually designed plan if the terms of the plan allow them.

Generally speaking, when a loan is taken, an amount equal to the loan is transferred out of the Investment Options and is set up as a loan account. While the loan is outstanding, the participant must pay interest on the loan. Any principal and interest paid will be added to the participant's loan account balance and will be taxable on distribution. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. The interest paid on a retirement plan loan may not be deductible.

Loans from the plan should be applied for through the employer. Loans are subject to restrictions under federal tax laws and all plans of the employer are aggregated for purposes of these restrictions. Loan kits containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. If a participant is married, written spousal consent will be required for a loan.

BENEFIT PAYMENT OPTIONS

We offer a variety of benefit payment options to participants who are eligible to receive benefits from a plan. However, many self-directed and individually-designed plans do not allow all of these options, so you should ask your employer for details on which of these options may be available. Your plan may allow for one or more of the following forms of distribution to be selected:

o   Qualified Joint and Survivor Annuity

o   Lump Sum Payment

o   Installment Payments

o   Life Annuity

o   Life Annuity -- Period Certain

o   Joint and Survivor Annuity

o   Joint and Survivor Annuity -- Period Certain

o   Cash Refund Annuity

See Types of Benefits in the SAI for detailed information regarding each of these options, and Procedures for Withdrawals, Distributions and Transfers in the SAI.

The annuity options may be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity. Fixed annuities are available from insurance companies selected by the Trustees, which meet criteria established by the Trustees from time to time. Upon request, we will provide fixed annuity rate quotes available from one or more such companies. Participants may instruct us to withdraw all or part of their Account Balance and forward it to the annuity provider selected. Once we have distributed that amount to the company selected, we will have no further responsibility to the extent of the distribution. We provide the variable annuity options. Payments under variable annuity options reflect investment performance of the Growth Equity Fund. The minimum amount that can be used to purchase any type of annuity is $3,500. In most cases an annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from Equitable Life. Annuities purchased from other providers may also be subject to fees and charges.

SPOUSAL CONSENT RULES

If a participant is married and has an Account Balance greater than $3,500, federal law generally requires payment of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless the participant and spouse have properly waived that form of payment in advance. If a participant is married, the spouse must consent in writing before any type of withdrawal can be made. See Spousal Consent Requirements in the SAI.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the beneficiary. The law generally requires the entire benefit to be distributed no more than five years after death. There are two exceptions -- (1) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period measured by life expectancy beginning any time up to the date the participant would have attained age 70-1/2 or, if later, one year after the participant's death, and (2) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period measured by life expectancy, provided payments begin within one year of death. If, at death, a participant was already receiving benefits, the beneficiary can continue to receive benefits based on the payment option selected by the participant. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. The spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in Procedures for Withdrawals, Distributions and Transfers -- Spousal Consent Requirements in the SAI.

If a participant in the Master Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survive, the participant's vested benefit will be paid to the participant's estate. If a participant in our prototype self-directed plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her
(a) children, (b) grandchildren, (c) parents, (d) brothers and sisters and
(e) nephews and nieces. If none of them survive, the participant's vested benefit will be paid to the participant's estate.

Under the Master Plan, on the day we receive proof of death, we automatically transfer the participant's Account Balance in the Equity Index Fund or the Lifecycle Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions.

                            DEDUCTIONS AND CHARGES


There are two general types of expenses you may incur under the Program. The first is expenses which are based on amounts invested in the Program. These are deducted from the assets of a particular Fund in which you invest, or from the assets of an underlying vehicle in which such Fund invests. The expenses deducted from the Equity Index Fund and the Lifecycle Funds are the Program expense charge, the administration fee, and certain other expenses. These charges are deducted regardless of the type of plan you may have. The charges also apply to amounts being distributed under installment payout options. The charges deducted from the SSgA S&P 500 Index Fund in which the Equity Index Fund invests, the Lifecycle Fund Group Trusts in which the Lifecycle Funds invest, or the Underlying Funds in which the Lifecycle Fund Group Trusts invest, include investment management fees, administration fees, custodial fees and certain other expenses. These charges reduce the net asset value of The SSgA S&P 500 Index Fund and the Lifecycle Fund Group Trusts, and are ultimately reflected in the Unit Values of the Equity Index Fund and the Lifecycle Funds. See Investment Management Fee under Deductions and Charges Related to the Lifecycle Fund Group Trusts and Underlying Funds.


The second type of charge is expenses which vary by the type of plan you have or which are charged for specific transactions. These are typically stated in terms of a defined dollar amount. Unless otherwise noted, fees which are set in fixed dollar amounts are deducted by reducing the number of Units in the Equity Index or Lifecycle Funds in which you invest.

No deductions are made from contributions or withdrawals for sales expenses. The applicable deductions and charges are described in detail below.

             CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM

PROGRAM EXPENSE CHARGE


We assess the Program expense charge against the combined value of Program assets in all of the Investment Options available under the Program, including Investment Options not described in this prospectus. The purpose of this charge is to cover the expenses incurred by Equitable Life and the ADA in connection with the Program. The Unit Values of the Equity Index and Lifecycle Funds reflect the deduction of this charge.



                         ANNUAL PROGRAM EXPENSE CHARGE*
----------------------- ------------------------------
VALUE OF PROGRAM ASSETS  EQUITABLE LIFE   ADA    TOTAL
----------------------- -------------- ------- -------
First $400 million            .630%      .025%   .655%
----------------------- -------------- ------- -------
Over $400 million             .630       .020    .650
----------------------- -------------- ------- -------



*Effective May 1, 1997 the amount payable to us is based on two components consisting of (i) a declining percentage of total Program assets ranging from 0.51% of the first $500 million to 0.45% of Program assets over $2 billion, and (ii) an annual charge per plan enrolled in the Program. The per plan charge includes two components, an annual charge and an additional charge for plan set-up. The maximum total per plan charge is currently $400. The per plan charge will be adjusted for inflation. For the 12 months beginning May 1, 1997, the Program expense charge is 0.630%. In addition, the ADA assesses a Program expense charge to reimburse it for expenses it incurs in connection with the Program. This charge equals 0.025% of the first $400 million of Program assets as of January 31 of each year and 0.020% of such assets over $400 million. Currently, the portion paid to the ADA has been reduced to 0.01% for all asset levels, but the charge could in the future be increased to the levels set forth in the preceding sentence.

For all Investment Options (other than the Guaranteed Rate Accounts), including the Equity Index and Lifecycle Funds, the Program expense charge is calculated based on Program assets on January 31 in each year, and is charged at a monthly rate of 1/12 of the relevant annual charge. For a description of the Program expense charge as it relates to the Guaranteed Rate Accounts, please refer to our separate prospectus for the other Investment Options in the Program.

The portion of the Program expense charge paid to Equitable Life is applied toward the cost of maintenance of the Investment Options, promotion of the Program, commissions, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. The ADA's part of this fee covers developmental and administrative expenses incurred in connection with the Program. The Trustees can direct Equitable Life to raise or lower the ADA's part of this fee to reflect their expenses in connection with the Program. Currently, this fee has been reduced to 0.01% for all asset value levels. During 1996, Equitable received $7,203,202 and the ADA received $114,285 under the Program expense charge then in effect.


ADMINISTRATION FEE

The computation of the Unit Values for the Equity Index and Lifecycle Funds also reflects the deduction of charges for administration.

Equitable Life receives an administration fee at the annual rate of .15% of assets held in the Equity Index and Lifecycle Funds. This fee covers the costs related to providing administrative services in connection with the offering of these Funds. Equitable Life maintains records for all portfolio transactions and cash flow control, calculates Unit Values, and monitors compliance with the New York Insurance Law in connection with these Funds.

OTHER EXPENSES BORNE DIRECTLY BY THE FUNDS

Certain costs and expenses are charged directly to the Equity Index Fund and the Lifecycle Funds. These may include Securities and Exchange Commission filing fees and certain related expenses including printing of SEC filings, prospectuses and reports, mailing costs, financial accounting costs and outside auditing and legal expenses. By agreement with the ADA Trustees, Equitable Life imposes a charge at the annual rate of .03% of the value of the respective assets of the Lifecycle Funds-Conservative and Moderate to compensate it for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying Funds maintained by State Street among the Investment Options described in this prospectus. All of these costs are included as "Other Expenses" in the tables of Annual Fund Operating Expenses and Summary of Fund Expenses.


The Equity Index Fund purchases and sells shares in the SSgA S&P 500 Index Fund at net asset value. The net asset value reflects charges for investment management, audit, legal, shareholder services, transfer agent and custodian fees. For a description of charges and expenses assessed by the SSgA S&P 500 Index Fund, which are indirectly borne by the Equity Index Fund, please refer to the prospectus for the SSgA S&P 500 Index Fund. In addition, the Lifecycle Funds purchase and sell units of each Lifecycle Fund Group Trust at net asset value, which reflects charges for management, administration and custodial services, and other expenses incurred by the Lifecycle Fund Group Trusts, as well as other expenses and custodial fees incurred by the Underlying Funds in which each Lifecycle Fund Group Trust invests. See discussion below under Deductions and Charges Related to the Lifecycle Fund Group Trusts and Underlying Funds.

			PLAN AND TRANSACTION EXPENSES

ADA RETIREMENT PLAN, PROTOTYPE SELF-DIRECTED PLAN AND INDIVIDUALLY-DESIGNED PLAN FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's Account Balance. This fee is

 ADA Members Retirement Plan participants .....  $3 per quarter
Self-Directed Prototype Plan participants ....   $3 per quarter
Participants in Pooled-Trust Arrangement .....   $1 per quarter

ENROLLMENT FEE. The employer must pay us a non-refundable enrollment fee of $25 for each participant enrolling under its plan. If we do not maintain individual participant records under an individually-designed plan, the employer is instead charged $25 for each plan or trust. If these charges are not paid by the employer, the amount may be deducted from subsequent contributions or from participants' Account Balances.

PROTOTYPE SELF-DIRECTED PLAN FEES. Employers who participate in our prototype self-directed plan will incur additional fees not payable to us, such as brokerage and administration fees.

INDIVIDUAL ANNUITY CHARGES

ANNUITY ADMINISTRATIVE CHARGE. If a participant elects a variable annuity payment option, a $350 charge will usually be deducted from the amount used to purchase the annuity to reimburse us for administrative expenses associated with processing the application for the annuity and with issuing each month's annuity payment. Annuities purchased from other providers may also be subject to fees and charges. See Distributions From the Investment Options and Benefit Payment Options for details.


PREMIUM TAXES. In certain jurisdictions, amounts used to purchase an annuity are subject to a premium tax (rates currently range up to 5%). Taxes depend, among other things, on your place of residence, applicable laws and the form or annuity benefit you select. We will deduct any premium taxes based on your place of residence at the time the annuity payments begin.


GENERAL INFORMATION ON FEES AND CHARGES


The fees and charges described above may be changed at any time by the mutual consent of Equitable Life and the ADA. During 1996 we received total fees and charges under the Program of $10,298,698.

             DEDUCTIONS AND CHARGES RELATED TO THE LIFECYCLE FUND
             GROUP TRUSTS AND UNDERLYING FUNDS

In addition to the generally applicable Program fees and charges described above, fees and charges imposed by State Street are deducted from the assets of the Lifecycle Fund Group Trusts in which the Lifecycle Funds invest, or the Underlying Funds in which the Lifecycle Fund Group Trusts invest. Fees are paid to State Street for providing investment management services, and custodial services, and for other expenses incurred in connection with operating the Lifecycle Fund Group Trusts and the Underlying Funds.

INVESTMENT MANAGEMENT FEE. A fee equal to .17% of the average annual net assets of each Lifecycle Fund Group Trust is paid to State Street for providing investment management services to the Group Trusts. No fee is paid to State Street for managing the assets of the Underlying Funds with respect to investments made in such Fund by each Lifecycle Fund Group Trust. State Street may receive fees for managing the assets of other collective investment funds in which the Funds may invest on a temporary basis, and for managing the mutual funds in which assets of the Underlying Funds may be invested. State Street has agreed to reduce its management fee charged each of the Lifecycle Fund Group Trusts to offset any management fees State Street receives attributable to the Group Trusts' investment in such other collective investment funds and mutual funds.

FIXED ADMINISTRATION FEE. A deduction is made from the assets of each Lifecycle Fund Group Trust to compensate State Street for providing various recordkeeping and accounting services to such Trust and for periodically rebalancing the assets of each Trust to conform to the target percentage weightings for the Trust. This fee is currently fixed at $11,100 per year for each Group Trust.

OTHER EXPENSES. Certain costs and expenses are charged directly to the Lifecycle Fund Group Trusts. These include legal and audit expenses and costs related to providing educational and other materials to ADA Program participants about the Lifecycle Fund investment options. In addition, participants indirectly incur expenses for audit and custodial services provided to the Underlying Funds and to the Russell 2000 Value and Growth Funds. State Street serves as custodian to each of these Funds.

                    FEDERAL INCOME TAX CONSIDERATIONS


Current federal income tax rules relating to adoption of the Program and generally to distributions to participants under qualified retirement plans are outlined briefly below. The rules relating to contributions are outlined briefly in the SAI under Provisions of the ADA Plans. For purposes of this outline we have assumed that you are not a participant in any other qualified retirement plan. We have not attempted to discuss other current federal income tax rules that govern participation, vesting, funding or prohibited transactions, although some information on these subjects appears here and in the SAI; nor do we discuss the reporting and disclosure or fiduciary requirements of the Employee Retirement Income Security Act. In addition, we do not discuss the effect, if any, of state tax laws that may apply. FOR INFORMATION ON THESE MATTERS, WE SUGGEST THAT YOU CONSULT YOUR TAX ADVISOR.


ADOPTING THE PROGRAM

If you adopt an ADA Plan, you will not need IRS approval unless you adopt certain provisions. We will tell you whether it is desirable for you to submit your plan to the Internal Revenue Service for approval. If you make such a submission, you will have to pay an IRS user's fee. The Internal Revenue Service does not have to approve your adoption of the Pooled Trust.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally speaking, only your post-tax contributions, if any, are not taxed when distributed.

LUMP SUM DISTRIBUTIONS. If your benefits are distributed to you in a lump sum after you have participated in the plan for at least five taxable years, you may be able to use five-year averaging. Under this method, the tax on the lump sum distribution is calculated separately from taxes on any other income you may have during the year. The tax is calculated at ordinary income tax rates in the year of the distribution, but as if it were your only income in each of five years. The tax payable is the sum of the five years' calculations. To qualify for five-year averaging, the distribution much consist of your entire balance in the plan and must be made in one taxable year of the recipient after you have attained age 59-1/2. Five-year averaging is available only for one lump sum distribution.

If you were born before 1936, you may elect to have special rules apply to one lump sum distribution. You may elect either ten-year averaging using 1986 rates or five-year averaging using then current rates. In addition, you may elect separately to have the portion of your distribution attributable to pre-1974 contributions taxed at a flat 20% rate.


Effective January 1, 2000, five year averaging on lump sum distributions may no longer be used.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or individual retirement arrangement ("IRA"), or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply unless the distribution is directly transferred to a qualified plan or IRA. See Eligible Rollover Distributions and Federal Income Tax Withholding in the SAI for a more detailed discussion.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is treated as ordinary income except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you were required to include in gross income in prior years. A portion of each annuity or installment payment you receive will be excluded from gross income. If you (and your survivor) continue to receive payments after your cost basis in the contract has been paid out, all amounts will be taxable.

IN SERVICE WITHDRAWALS; HARDSHIP WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each in-service withdrawal attributable to cost basis is received income tax-free. The portion that is attributable to earnings will be included in your gross income. Amounts contributed before January 1, 1987 to employer plans which on May 5, 1986 permitted such withdrawals are taxable withdrawals only to the extent that they exceed the amount of your cost basis. Other amounts are treated as partly a return of cost basis with the remaining portion treated as earnings. Amounts included in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59-1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.


The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions used to pay deductible medical expenses.

EXCESS DISTRIBUTIONS. There is a 15% excise tax on aggregated distributions in excess of a threshold amount from qualified plans, IRAs and Section 403(b) tax deferred annuities (even if those plans were maintained by unrelated employers). For distributions to individual participants, this tax is temporarily suspended for the years 1997, 1998 and 1999.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly transferred to a qualified plan or IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distributions. See Eligible Rollover Distributions and Federal Income Tax Withholding in the SAI. Under the Master Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan or our prototype self-directed plan that uses the Pooled Trust for investment only, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

OTHER TAX CONSEQUENCES

Federal estate and gift and state and local estate, inheritance, and other tax consequences of participation in the Program depend on the residence and the circumstances of each participant or beneficiary. For complete information on federal, state, local and other tax considerations, you should consult a qualified tax advisor.

                              MISCELLANEOUS

CHANGE OR DISCONTINUANCE OF THE PROGRAM. The group annuity contract has been amended from time to time, and may be amended in the future. No future change can affect annuity benefits in the course of payment. Provided certain conditions are met, we may terminate the offer of any of the Investment Options and offer new ones with different terms.

Our contract with the Trustees may be terminated by us or the ADA. If our contract with the Trustees is terminated, we will not accept any further contributions or perform recordkeeping functions after the date of termination. At that time we would make arrangements with the Trustees as to the disposition of the assets in the Investment Options we provide, subject to the various restrictions related to investments in the Real Estate Fund, Money Market Guarantee Account, and the Guaranteed Rate Accounts. For a discussion of these restrictions, please refer to the prospectus for these Investment Options. You may be able to continue to invest amounts in the Investment Options we provide and elect payment of benefits through us if the Trustees make arrangements with us.

AGREEMENT WITH STATE STREET. Equitable Life and State Street have entered into an Agreement with respect to various administrative, procedural, regulatory compliance and other matters relating to the availability of the Lifecycle Fund Group Trusts and Underlying Funds in the ADA Program through the Lifecycle Funds. The Agreement does not contain an expiration date and is intended to continue in effect indefinitely. However, the Agreement provides, among other things, that it may be terminated by Equitable Life upon three months prior written notice to State Street, or by State Street upon six months prior written notice to Equitable Life. In the event of a termination of the Agreement, State Street has the right, upon four months' prior notice to Equitable Life to require the redemption of all units of the Lifecycle Fund Group Trusts held by the Lifecycle Funds. Should we receive notice of a required redemption, we will advise you promptly in order to allow you adequate time to transfer to one or more of the other Investment Options.

DISQUALIFICATION OF PLAN. If your plan is found not to qualify under the Internal Revenue Code, we may return the plan's assets to the employer, as the plan administrator or we may prevent plan participants from investing in the separate accounts.

REPORTS. We send reports annually to employers showing the aggregate Account Balances of all participants and information necessary to complete annual IRS filings.

REGULATION. Equitable Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines Equitable Life's affairs. Equitable Life also is subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. This regulation does not, however, involve any supervision of the investment policies of the Funds or of the selection of any investments except to determine compliance with the law of New York. Equitable Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

State Street is subject to supervision and examination by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Massachusetts Commissioner of Banks.

LEGAL PROCEEDINGS. Both Equitable Life and State Street are separately engaged in litigation of various kinds which, in the judgment of each company, is not of material importance in relation to each company's total assets. None of the litigation now in progress is expected to affect any assets of the Equity Index Fund or the Lifecycle Funds, or the Lifecycle Fund Group Trusts or the Underlying Funds in which the Group Trusts invest.

ADDITIONAL INFORMATION. A registration statement relating to the offering described in this prospectus has been filed with the Securities and Exchange Commission under the Securities Act of 1933. Certain portions of the Registration Statement have been omitted from this prospectus and the SAI pursuant to the rules and regulations of the Commission. The omitted information may be obtained by requesting a copy of the registration statement from the Commission's principal office in Washington, D.C., and paying the Commission's prescribed fees or by accessing the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.


EXPERTS. The financial statements of Separate Account Nos. 195, 197 and 198 as of December 31, 1996 and for the two periods then ended included in the SAI, the condensed financial information for Separate Account No. 195, 197 and 198 as of December 31, 1996 and 1995 included in this prospectus and the financial statements of Equitable Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 included in the SAI, have been so included in reliance upon the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

For 1995 and 1996, the selected financial data included in the prospectus and the audited financial statements included in the SAI for each of the Underlying Funds, the Lifecycle Fund Group Trust--Conservative and the Lifecycle Fund Group Trust--Moderate have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports that appear in the SAI. The selected financial data included in the prospectus and the audited financial statements have been so included in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


ACCEPTANCE. The employer or plan sponsor, as the case may be, is solely responsible for determining whether the Program is a suitable funding vehicle and should, therefore, carefully read the prospectus and other materials before entering into a Participation Agreement.

                              TABLE OF CONTENTS
                    OF STATEMENT OF ADDITIONAL INFORMATION


                                                                            PAGE
                                                                        ----------
The Contracts...........................................................    SAI-2
Your Responsibilities as Employer.......................................    SAI-2
Procedures for Withdrawals, Distributions and Transfers.................    SAI-3
Types of Benefits.......................................................    SAI-5
Provisions of the Master Plan...........................................    SAI-7
Additional Investment Policies and Techniques--The Underlying Funds ....   SAI-11
Investment Restrictions.................................................   SAI-14
How the Assets of the Funds Are Valued..................................   SAI-15
How the Assets of the Underlying Funds Are Valued.......................   SAI-15
Transactions by the Underlying Funds....................................   SAI-17
Investment Management Fee...............................................   SAI-17
Underwriter.............................................................   SAI-18
Management..............................................................   SAI-19
Financial Statements....................................................   SAI-22


                       CLIP AND MAIL TO US TO RECEIVE A
                     STATEMENT OF ADDITIONAL INFORMATION

----------------------------------------------------------------------

To: The Equitable Life Assurance Society of the United States
    Box 2486 G.P.O.
    New York, NY 10116


Please send me a copy of the Statement of Additional Information for the American Dental Association Members Retirement Program Prospectus dated May 1, 1997 (State Street).


Name
-----------------------------------------------------------------------------

Address:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

----------------------------------------------------------------------


Copyright 1997 by The Equitable Life Assurance Society of the United States. All rights reserved.

-----------------------------------------------------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------------------------


MAY 1, 1997


                         AMERICAN DENTAL ASSOCIATION
                          MEMBERS RETIREMENT PROGRAM


Separate Account Units of interest under a group annuity contract with THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, 1290 Avenue of the Americas, New York, New York 10104, which funds the American Dental Association Members Retirement Program. Toll-free tele-phone number 1-800-223-5790.
-----------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 1997 for the American Dental Association Members Retirement Program describing the Equity Index Fund and the Lifecycle Funds--Conservative and Moderate.


A copy of the prospectus to which this Statement of Additional Information relates is available at no charge by writing to The Equitable Life Assurance Society of the United States ("Equitable Life"), at Box 2486 G.P.O., New York, New York 10116 or by calling our toll-free telephone number.

The following information is contained primarily in the prospectus:

                           Investment Objectives and Policies
                           Investment Advisory Services


Certain of the cross references in this Statement of Additional Information are contained in the prospectus dated May 1, 1997 to which this Statement of Additional Information relates.


                              TABLE OF CONTENTS

                                                  PAGE
                                              ----------
The Contracts.................................    SAI-2
Your Responsibilities as Employer.............    SAI-2
Procedures for Withdrawals, Distributions and
 Transfers....................................    SAI-3
 Pre-Retirement Withdrawals...................    SAI-3
 Benefit Distributions........................    SAI-3
 Spousal Consent Requirements.................    SAI-4
 Eligible Rollover Distributions and
  Federal Income Tax Withholding..............    SAI-5
Types of Benefits ............................    SAI-5
Provisions of the Master Plan ................    SAI-7
 Plan Eligibility Requirements................    SAI-7
 Contributions to Qualified Plans.............    SAI-7
 Contributions to the Master Plan.............    SAI-7
  Allocation of Contributions ................    SAI-9
 The Master Plan and Section 404(c)
  of ERISA....................................    SAI-9
  Vesting ....................................    SAI-9
Additional Investment Policies and
 Techniques--The Underlying Funds ............   SAI-11
Investment Restrictions ......................   SAI-14
How the Assets of the Funds are Valued .......   SAI-15
How the Assets of the Underlying Funds are
 Valued ......................................   SAI-15
Transactions by the Underlying Funds .........   SAI-17
Investment Management Fee.....................   SAI-17
Underwriter...................................   SAI-18
Management....................................   SAI-19
Financial Statements..........................   SAI-22

------------


Copyright 1997 by The Equitable Life Assurance Society of The United States. All rights reserved.

                   ADDITIONAL INFORMATION ABOUT THE PROGRAM

THE CONTRACTS

The Program is primarily funded through a group annuity contract issued to the Trustees by Equitable Life. The contract governs the Investment Options that are provided by Equitable Life under the Program. The Trustees hold this contract for the benefit of employers and participants in the Program.

In addition, the Trustees and Equitable Life have entered into an administrative services agreement that governs Equitable Life's duties relating to administrative support, recordkeeping and marketing for the Program. This agreement would under most circumstances terminate at the same time as the group annuity contract.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Master Plan, you as the employer and plan administrator will have certain responsibilities, including:

   o sending us your contributions at the proper time and in the proper format;

   o maintaining all personnel records necessary for administering your plan;

   o  determining who is eligible to receive benefits;

   o  forwarding to us all the forms your employees are required to submit;

   o distributing summary plan descriptions and participant annual reports to your employees and former employees;

   o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

   o filing an annual information return for your plan with the Internal Revenue Service, if required;

   o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

   o determining the amount of all contributions for each participant in the plan;


   o  forwarding salary deferral and post-tax employee contributions to us;

   o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

   o providing us with written instructions for allocating amounts in the plan's forfeiture account.


                              SAI-2

 If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by your adoption of the Pooled Trust for investment only. If you adopt our self-directed prototype plan, you will be completely responsible for administering the plan and complying with all of the reporting and disclosure requirements applicable to qualified plans, with the assistance of the recordkeeper of your choice.

We will give you guidance and assistance in the performance of your responsibilities. The ultimate responsibility, however, rests with you. If you have questions about any of your obligations, you can contact Equitable Life's Account Executives at 1-800-223-5790 or write to us at Box 2486 G.P.O., New York, New York 10116.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Master Plan, self-employed persons may generally not receive a distribution prior to age 59 1/2, and employees may generally not receive a distribution prior to separation from service. However, if your employer maintains the Master Plan as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working. If your employer maintains the Master Plan as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) contributions only if you can demonstrate financial hardship within the meaning of applicable Income Tax Regulations. Each withdrawal must be at least $1,000 (or, if less, your entire Account Balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time.

You may withdraw all or part of your Account Balance under the Master Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See Federal Income Tax Considerations in the prospectus.

All benefit payments (including withdrawals due to plan terminations) will be paid in accordance with the rules described below under Benefit
Distributions. All other withdrawals will be effected as of the close of business on the day we receive the properly completed form.

If you are married, your spouse must consent in writing before you can make any type of withdrawal. See Spousal Consent Requirements below.

Under the self-directed prototype plan you may receive a distribution upon attaining normal retirement age as specified in the plan, or upon separation from service. If your employer maintains the self-directed prototype plan as a profit sharing plan, an earlier distribution of funds that have accumulated after two years is available if you incur a financial hardship, as defined in the plan. In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See Spousal Consent Requirements below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers from the Equity Index Fund and the Lifecycle Funds--Conservative and Moderate are permitted daily except under infrequent circumstances when they may be subject to a delay.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the Master Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation

                              SAI-3
 form. If we receive your properly completed forms on or before the 15th of the month, your benefits will commence as of the close of business on the first business day of the next month; if your forms arrive after the 15th, your benefits will commence as of the close of business on the first business day of the second following month.

Under an individually designed plan and our self-directed prototype plan, your employer must send us a request for disbursement form. We will send single sum payments to your plan's trustee as of the close of business on the day we receive a properly completed form. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from insurance companies selected by the Trustees. See Types of Benefits. Annuity payments will be paid directly to you and will commence as of the close of business on the first business day of the next month if we receive your properly completed forms on or before the 15th of the month. If we receive your properly completed forms after the 15th, annuity payments will commence as of the close of business on the first business day of the second following month.


Transfers and withdrawals from the Equity Index Fund may be deferred if there is any delay in redemption of shares of the SSgA S&P 500 Index Fund. We generally do not expect any such delays.


Transfers and withdrawals from the Lifecycle Funds--Conservative and Moderate may be deferred if there is any delay in redemption of units of the Lifecycle Fund Group Trusts. We generally do not expect any such delays.

Please note that we use the value of your vested benefits at the close of business on the day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you buy a fixed annuity, your check will come from the company you selected. If you are withdrawing more than $50,000 and you would like expedited delivery at your expense, you may request it on your election of benefits form.


Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.


SPOUSAL CONSENT REQUIREMENTS. Under the Master Plan and the self-directed prototype plan, you may designate a non-spouse beneficiary any time after the earlier of the first day of the plan year in which you attain age 35 or the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or form of distribution, but gives you the right to name any beneficiary, or

                              SAI-4
 if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain self-directed and individually designed profit sharing plans that do not offer life annuity benefits.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the Participant elects to have the distribution directly rolled over to a qualified plan or individual retirement arrangement
(IRA). An "eligible rollover distribution" is any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually) (1) for the life (or life expectancy) of the plan Participant or the joint lives (or joint life expectancies) of the plan Participant and his or her designated beneficiary, or (2) for a specific period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

   o  certain corrective distributions under Internal Revenue Code (Code)
      Section 401(k) plans;

   o  certain loans that are treated as distributions; and

   o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a Participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution" income tax will be withheld from all taxable payments unless the recipient elects not to have income tax withheld.

TYPES OF BENEFITS

Under the Master Plan, and under most self-directed prototype plans, except as provided below, you may select one or more of the following forms of distribution once you are eligible to receive benefits. Please see Benefit Distributions under Procedures for Withdrawals, Distributions and Transfers. Not all of these distribution forms may be available to you, if your employer has adopted an individually designed plan or a self-directed prototype profit sharing plan that does not offer annuity benefits. We suggest you ask your employer what types of benefits are available under your plan.

Fixed annuities are available from insurance companies selected by the Trustees, which meet criteria established by the Trustees from time to time. Fixed annuities are currently not available from Equitable Life. The types of fixed annuity benefits described below will be available through one or more of such companies. Upon your request, the companies will provide annuity benefit information. We will have no further responsibility for the amount used to purchase the annuity once it has been sent to the insurance company you select. The cost of a fixed annuity is determined by each insurance company based on its current annuity purchase rates. The amount of your monthly annuity benefit will depend on the type of annuity selected, your age and the age of your beneficiary if you select a joint and survivor annuity. An Equitable Life Account Executive has more details regarding the insurance companies currently providing annuity benefits under the Program.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment. THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS

                              SAI-5

 EXCEEDS $3,500, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see Spousal Consent Requirements under Procedures for Withdrawals, Distributions and Transfers for an explanation of the procedures for electing not to receive a Qualified Joint and Survivor Annuity.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a lump sum payment of only part of your balance, it must be at least $1,000. IF YOUR VESTED BENEFIT IS $3,500 OR LESS, YOU WILL RECEIVE A LUMP SUM PAYMENT OF THE ENTIRE AMOUNT.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining Account Balance will be invested in whatever Options you designate, other than the Real Estate Fund; each payment will be drawn pro rata from all the Options you have selected. If you die before receiving all the installments, we will make the remaining payments to your beneficiary. Except in the case of participant accounts transferred from defined contribution plans, we do not offer installments for benefits under the individually designed plans or our self-directed prototype plan. For special conditions applying to installment payments involving the Real Estate Fund and the Guaranteed Rate Accounts, please refer to the prospectus and SAI for these options.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specific period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity); the longer the specified period, the smaller the monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. All forms of variable annuity benefits under the Program will be provided by us. The payments under variable annuity options reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please call an Equitable Life Account Executive for the variable annuity prospectus supplement.

                              SAI-6

 PROVISIONS OF THE MASTER PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the Master Plan, the employer specifies the eligibility requirements for its plan in the Participation Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below). The Master Plan provides that a partner or shareholder may, upon commencement of employment or upon first becoming eligible to participate in any qualified plan of the employer, make a one-time irrevocable election not to participate in the plan or to make a reduced contribution. This election applies to all plans of the employer, now and in the future, and should be discussed with your tax advisor.

CONTRIBUTIONS TO QUALIFIED PLANS. Current federal income tax rules relating to contributions under qualified retirement plans are outlined briefly below. For purposes of this outline we have assumed that you are not a participant in any other qualified retirement plan.


The employer's contributions to the plan are deductible in the year for which they are made. As a general rule, employer contributions must be made for any year by the due date (including extensions) for filing the employer's federal income tax return for that year. However, under Department of Labor rules participants' salary deferrals under a 401(k) plan must be contributed by the employer as soon as practicable after the payroll period for which the deferral is made, but no later than the 15th business day of the month following the month in which participant contributions are withheld or received by the employer.


If the employer contributes more to the plan than is deductible under the rules described below, the employer may be liable for a 10% penalty tax on that nondeductible amount and may risk disqualifying the plan.

CONTRIBUTIONS TO THE MASTER PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the Master Plan as a profit sharing plan makes contributions in discretionary amounts to be determined annually. The aggregate employer contribution to the plan, including participants' salary deferrals under a 401(k) arrangement, is limited to 15% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions made on behalf of the self-employed person.


A 401(k) arrangement is available as part of the profit sharing plan. Under a 401(k) arrangement, employees are permitted to make contributions to the plan on a pre-tax basis. The maximum amount that may be contributed by highly compensated employees is limited depending upon the amount that is contributed by non-highly compensated employees and the amount the employer designates as a nonforfeitable 401(k) contribution. In 1997, "highly compensated" employee for this purpose is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $80,000 from the practice in 1996. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $9,500 for 1997 reduced by that employee's salary reduction contributions to simplified employee pension (SEPs), employee contributions to tax deferred (Section 403(b)) annuities, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 1997 is $6,000.


                              SAI-7

 If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that is specified in the Participation Agreement.


Under either type of plan, compensation in excess of $160,000 must be disregarded in making contributions. Contributions may be integrated with Social Security which means that contributions with respect to each participant's compensation in excess of the integration level may exceed contributions made with respect to compensation below the integration level, within limits imposed by the Code. Your Account Executive can help you determine the legally permissible contribution.

Contributions on behalf of non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage contributed on behalf of key employees, if less than 3%). In 1997, a "key employee" means
(a) an owner of one of the ten largest (but more than 1/2%) interests in the practice with earnings of more than $30,000, or (b) an officer of the practice with earnings of more than $62,500 or (c) an owner of more than 5% of the practice, or (d) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) thereon. Post-tax contributions are now subject to complex rules under which the maximum amount that may be contributed by highly compensated employees is limited, depending on the amount contributed by non-highly compensated employees. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD MAKE SURE THAT ALL NON-DISCRIMINATION TESTS HAVE BEEN PASSED. If an employer employs only "highly compensated" employees (as defined above), post-tax contributions may not be made to the plan. In addition, the employer may make matching contributions to certain plans, i.e., contributions which are based upon the amount of post-tax or pre-tax 401(k) contributions made by plan participants. Special non-discrimination rules apply to matching contributions and may limit the amount of matching contributions that may be made on behalf of highly compensated employees.

Contributions on behalf of each participant are limited to the lesser of $30,000 and 25% of his earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions are taken into account for purposes of applying this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each Investment Option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. Any amounts rolled over from the plan of a previous employer will also be accounted for separately. Our records will also reflect each participant's percentage of vesting (see below) in his Account Balance attributable to employer contributions and employer matching contributions.


The participant will receive an individual confirmation of each transaction (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing his Account Balance in each Investment Option attributable to each type of contribution. Based on information supplied by you, we will run the required special non-discrimination test (Actual Deferral Percentage and Actual Contribution Percentage) applicable to 401(k) plans and plans that accept post-tax employee contributions or employer matching contributions.


                              SAI-8

Non-discrimination tests do not apply to SIMPLE 401(k) plans, as long as the employer makes a matching contribution equal to 100% of the amount deferred by each participant, up to 3% of compensation or a 2% non-elective contribution to all eligible employees and follows the notification and filing requirements outlined in the SIMPLE 401(k) model amendment to the Master Plan.


Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare tax and FUTA (unemployment) taxes. They may also be subject to state income tax.

ALLOCATION OF CONTRIBUTIONS. Contributions may be allocated among any number of the Investment Options. Allocation instructions may be changed at any time, and as often as needed, by filing a Change of Investment Allocation form or by calling the AIM System. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions will automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages for employee contributions will automatically apply to any post-tax employee contributions and 401(k) salary deferral contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT.

THE MASTER PLAN AND SECTION 404(C) OF ERISA. The Master Plan is a participant directed individual account plan designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the Employer Plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Section 404(c) plans must, among other things, make a broad range of investment choices available to Participants and beneficiaries and must provide them with enough information to make informed investment decisions. The ADA Program provides the broad range of investment choices and information that are needed in order to meet the requirements of Section 404(c). Our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information; it is the employer's responsibility, however, to see that this information is distributed in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the nonforfeitable portion of a participant's Account Balance attributable to employer contributions under the Master Plan. The participant's Account Balance attributable to 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), post-tax employee contributions and to rollover contributions is nonforfeitable at all times.

A participant will become fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet become vested under the plan's vesting schedule will be forfeitable. The normal retirement age is 65 under the Master Plan.

                              SAI-9

 Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

             SCHEDULE A   SCHEDULE B   SCHEDULE C
 YEARS OF      VESTED       VESTED       VESTED
  SERVICE    PERCENTAGE   PERCENTAGE   PERCENTAGE
---------- ------------ ------------ ------------
     1            0%           0%           0%
     2          100           20            0
     3          100           40          100
     4          100           60          100
     5          100           80          100
     6          100          100          100

If the plan requires more than one year of service for participation, it must use Schedule A or one at least as favorable to participants.


All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This does not include employer and matching contributions made to a plan before amending to a SIMPLE 401(k) plan.


                             SAI-10

    ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES -- THE UNDERLYING FUNDS

The following discussion supplements the discussion of the investment policies and techniques of the Underlying Funds for the Lifecycle Fund Group Trusts included under the section entitled Investment Options in the prospectus. Also discussed hereunder are the investment restrictions applicable to investments made by such Underlying Funds. As a general matter, you should note that the Flagship Fund, the 2000 Fund, and the Daily EAFE Fund are index funds and, therefore, not "actively" managed like other collective investment funds. Each of these Underlying Funds utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures. See the section of the prospectus entitled Investment Options--Risks and Investment Techniques for further discussion of this method of management. Therefore, some of the policies and investment techniques discussed below may not be engaged in to the same extent as if the Underlying Funds were actively managed.

U.S. GOVERNMENT SECURITIES. The Underlying Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.
Certain of the Underlying Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by State Street to be of comparable quality to the other obligations in which such Underlying Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. The percentage of such Underlying Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

BANK OBLIGATIONS. The Underlying Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. These risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

                             SAI-11

 Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by such Underlying Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. The Underlying Funds may invest in commercial paper. Commercial paper is short-term, unsecured promissory notes issued to finance short-term credit needs. Any commercial paper in which such Underlying Fund invests will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investor Service ("Moody's"), A-1 by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA-by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, or (c) if unrated, determined by State Street to be of comparable quality to those rated obligations which may be purchased by such Underlying Fund.


REPURCHASE AGREEMENTS. The Underlying Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition of an underlying debt instrument, subject to an obligation of the seller to repurchase, and to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by an Underlying Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by an Underlying Fund may be delayed or limited. Each Underlying Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

FLOATING AND VARIABLE RATE OBLIGATIONS. An Underlying Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months. Generally, the lender may demand repayment, and the borrower has a right to repay the loan prior to maturity. The interest rate generally fluctuates based on a published rate such as a bank's prime rate. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS. An Underlying Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.

                             SAI-12

 FUTURES CONTRACTS. To the extent permitted by applicable regulations, an Underlying Fund is permitted to use financial futures as a substitute for a comparable market position in the underlying securities.

An Underlying Fund may trade futures contracts in U.S. domestic markets or, to the extent permitted under applicable law, on exchanges located outside the United States.

A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. With respect to stock indexes that are permitted investments, each Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price, with consideration also given to liquidity.

Initially, when purchasing or selling futures contracts, an Underlying Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount, which is returned to the Fund upon termination. This amount is subject to change. Subsequent payments to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates.

Although an Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Underlying Fund to substantial losses.

INTEREST RATE AND EQUITY INDEX SWAPS. An Underlying Fund may enter into interest rate and index swaps. Interest-rate swaps are contracts in which one party agrees to pay interest at a floating rate for a specified period of time, while the counterparty agrees to pay interest at a fixed rate for the same period. Index swaps involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually include dividends.

Each Underlying Fund will enter into swap transactions only if: (i) for transactions with maturities under one year, the counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, or any equivalent rating by any other nationally recognized statistical rating organization, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, or (iii) if unrated, State Street deems the counterparty's creditworthiness to be of equivalent quality.

There is no limit on the amount of swap transactions that may be entered into by an Underlying Fund. The risk of loss with respect to swaps is generally limited to the net amount of payments that the Underlying Fund is contractually obligated to make. If the other party to a swap defaults, the Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

FOREIGN CURRENCY TRANSACTIONS. An Underlying Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

                             SAI-13

 LENDING PORTFOLIO SECURITIES. An Underlying Fund may lend securities to brokers, dealers and other financial institutions. The Underlying Fund will receive collateral of cash, letters of credit or U.S. government securities. The Underlying Fund can increase its income through the investment of the collateral as well as the interest receivable on the loan. An Underlying Fund might experience a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement.

RATINGS. The ratings of Moody's, S&P, or any other nationally recognized statistical rating organizations represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Each Underlying Fund will rely on State Street's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

INVESTMENT RESTRICTIONS


EQUITY INDEX FUND. The Equity Index Fund will operate as discussed under Investment Options--Equity Index Fund in the prospectus, and will be subject to the investment policies and limitations described there. The prospectus for the SSgA S&P 500 Index Fund describes the investment objective, policies and limitations applicable to the SSgA S&P 500 Index Fund. A free copy of the SSgA S&P 500 Index Fund prospectus may be obtained by calling an Equitable Account Executive.


LIFECYCLE FUNDS. The Lifecycle Funds will operate as discussed under Investment Options--Lifecycle Funds--The Lifecycle Fund Group Trusts -- Conservative and Moderate in the prospectus, and will be subject to the investment policies and limitations described therein.

LIFECYCLE FUND GROUP TRUSTS. The Lifecycle Fund Group Trusts will operate as discussed in Investment Options--The Lifecycle Fund Group
Trusts--Conservative and Moderate in the prospectus, and will be subject to the investment policies and limitations described therein.

UNDERLYING FUNDS: COMMON INVESTMENT RESTRICTIONS. In addition to the limitations discussed above under Additional Investment Policies and Techniques and in the prospectus under Investment Options, each Underlying Fund will not:

  (1) Invest in securities for the purpose of obtaining control of management.

  (2) Engage in business of underwriting securities issued by others, except that an Underlying Fund will not be deemed to be an underwriter or to be engaged in underwriting by virtue of having purchased securities subject to legal or contractual restrictions on disposition.

  (3) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. An Underlying Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts or related options.

  (4) Purchase or sell real estate or real estate mortgage loans, except that an Underlying Fund may invest in securities secured by real estate or interests in real estate, or securities issued by companies which invest in real estate or interests in real estate.

  (5) Pledge, mortgage or hypothecate its assets, except to the extent necessary to (1) secure any permitted borrowings, (2) engage in transactions that involve the purchase of securities on a when-issued or forward commitment basis, (3) deposit assets in escrow in connection with writing

                             SAI-14
            covered put and call options, and (4) deposit assets as initial or variation margin or collateral in connection with transactions in options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices.

  (6) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), except to the extent necessary to comply with the industry weightings of a particular index in accordance with such Underlying Fund's investment objective and policies. For purposes of this restriction, the concentration limit may be exceeded as a result of changes in the market value of portfolio securities in which an Underlying Fund invests. This limit, however, may not be exceeded as a result of investments made by an Underlying Fund.

  (7) Purchase or sell commodities or commodity futures contracts, except that an Underlying Fund may enter into futures contracts to the extent provided in such Underlying Fund's Declaration of Trust and as discussed under Additional Investment Policies and Techniques above and under Investment Options in the prospectus.

While State Street is not required to observe the foregoing restrictions (except where otherwise required by law or governmental regulation), it currently does not intend to change any of these restrictions.

HOW THE ASSETS OF THE FUNDS ARE VALUED


The Equity Index Fund will invest all of its assets in the SSgA S&P 500 Index Fund. The asset value of the SSgA S&P 500 Index Fund is computed on a daily basis by the SSgA S&P 500 Index Fund. See the prospectus of the SSgA S&P 500 Index Fund for information on valuation methodology.


The Lifecycle Funds--Conservative and Moderate will invest all of their assets in the Lifecycle Fund Group Trusts--Conservative and Moderate, respectively. The Group Trusts, in turn, will invest all of their assets in the Underlying Funds. The method of valuing the assets of each Underlying Fund is discussed below. The method used for valuing the units of the Group Trust and Underlying Funds is discussed under How We Calculate the Value of the Amounts Allocated to the Equity Index and Lifecycle Funds in the prospectus.

HOW THE ASSETS OF THE UNDERLYING FUNDS ARE VALUED

The assets of each Underlying Fund, other than the STIF Fund, will be valued in the following manner on a daily basis:

  o STOCKS listed on a national securities exchange or traded on the NASDAQ national market system are valued at the last sale price. If on a particular day there is no sale, such securities are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ system are valued at inside (highest) quoted bid prices.

  o FOREIGN SECURITIES not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

  o UNITED STATES TREASURY SECURITIES and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

                             SAI-15

   o LONG-TERM PUBLICLY TRADED CORPORATE BONDS (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

  o CONVERTIBLE PREFERRED STOCKS listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

  o CONVERTIBLE BONDS and UNLISTED CONVERTIBLE PREFERRED STOCKS are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

  o SHORT-TERM DEBT SECURITIES that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

State Street determines in good faith the fair values of securities and other assets that do not have a readily available market price in accordance with accepted accounting practices and applicable laws and regulations.

Assets of the STIF Fund are valued at amortized cost on a daily basis. Under this method of valuation, securities purchased by the STIF Fund, such as bonds, notes, commercial paper, certificates of deposit, or other evidences of indebtedness, are recorded at original cost and adjusted daily for premium amortization or discount accretion. Use of the amortized cost method results in a value of portfolio securities that approximates the value computed by use of mark-to-market method (i.e., use of market values). Values computed under both methods approach each other the closer a debt obligation comes to maturity. In this regard, the STIF Fund will not hold debt obligations that have a remaining maturity of more than thirteen months. See discussion under Investment Options in the prospectus.

                             SAI-16

TRANSACTIONS BY THE UNDERLYING FUNDS

This section discusses the procedures followed by the Underlying Funds, with respect to the buying and selling of portfolio securities for these Funds. In connections with such transactions, the Underlying Funds pay brokerage commissions, transfer taxes, and other fees.

Decisions to buy or sell securities for the Underlying Funds are made by State Street in accordance with the investment policies and restrictions of each Underlying Fund. Such decisions are made independently of the decisions made for other entities managed by State Street. There may be occasions, however, when the same investment decision is made for more than one account advised or managed by State Street. In such cases, State Street will allocate such purchases or sales among the affected accounts in as equitable a manner as it deems possible. The principal factors State Street will take into account in making this determination are the relative investment objectives of the affected client accounts, the relative sizes of the same or comparable securities held by or on behalf of such accounts, and the availability at the time of funds in each client account to make the investment.

Portfolio securities held by one State Street client also may be held by one or more of its other clients. When two or more of State Street's clients are engaged in the simultaneous purchase or sale of securities, transactions are allocated as to amount in accordance with the formulae deemed to be equitable as to each client. There may be circumstances, however, when purchases or sales of portfolio securities for one or more of State Street's clients will have an adverse effect on other clients.

In placing portfolio transactions for an Underlying Fund, State Street will seek the best price and most favorable execution available to such Fund. In this regard, State Street will take into account all factors which it considers relevant to making this decision, including the extent of any provision of any brokerage and research services to such Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), viewed in terms of either that particular transaction or the broker's or dealer's overall responsibilities to the Underlying Fund.

State Street periodically will review the brokerage commissions paid by an Underlying Fund to determine whether the commissions paid over a particular period of time were reasonable in relation to the benefits provided to such Fund. It is possible that certain of the services received from a broker or dealer in connection with the execution of transactions will primarily benefit one or more other accounts for which State Street exercises discretion, or an Underlying Fund other than that for which the transaction was executed. Conversely, any given Underlying Fund may be the primary beneficiary of the service received as a result of portfolio transactions effected for such other accounts or Underlying Funds. The investment management fees paid to State Street are not reduced by reason of receipt of such brokerage and research services.

INVESTMENT MANAGEMENT FEE


No investment management fee was paid to State Street in 1996, with respect to the Program's investment, by the SSgA S&P 500 Index Fund, the underlying mutual fund in which the Equity Index Fund invests.


                             SAI-17

 UNDERWRITER


EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable Life, may be deemed to be the principal underwriter of separate account units under the group annuity contract. EQ Financial is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1755 Broadway, New York, NY 10019. The offering of the units under the contract is continuous. No underwriting commissions have been paid during any of the last three fiscal years with respect to units of interest under the contract. See Deductions and Charges in the prospectus.


No person currently serves as underwriter for the Lifecycle Fund Group Trusts or the Underlying Funds.

                             SAI-18

 MANAGEMENT

EQUITABLE LIFE

Equitable Life is managed by its sole shareholder, The Equitable Companies Incorporated. Its directors and certain of its executive officers and their principal occupations are as follows:


 DIRECTORS NAME                PRINCIPAL OCCUPATION
 ----------------------------  ---------------------------------------------------------------------
Claude Bebear                  Chairman of the Executive Board, AXA-UAP
Christopher Brockson           Retired Chief Executive Officer, AXA-UAP Equity & Law Life
                               Assurance Society
Francoise Colloc'h             Senior Executive Vice President, Human Resources and
                               Communications, AXA-UAP
Henri de Castries              Senior Executive Vice President, Financial Services and Life
                               Insurance Activities, AXA-UAP
Joseph L. Dionne               Chairman and Chief Executive Officer, The McGraw-Hill Companies
William T. Esrey               Chairman, President and Chief Executive Officer, Sprint Corporation
Jean-Rene Fourtou              Chairman and Chief Executive Officer, Rhone Paulenc, S.A.
Norman C. Francis              President, Xavier University of Louisiana
Donald J. Greene               Counselor-at-Law, Partner, Le Boeuf, Lamb, Greene & MacRae
John T. Hartley                Retired Chairman and Chief Executive Officer,
                               Harris Corporation
John H.F. Haskell, Jr.         Director and Managing Director, Dillon, Read & Co., Inc.
Mary R. (Nina) Henderson       President, CPC Specialty Markets Group of CPC International, Inc.
W. Edwin Jarmain               President, Jarmain Group Inc.
G. Donald Johnston, Jr.        Retired Chairman and Chief Executive Officer, JWT Group, Inc.
Winthrop Knowlton              Chairman, Knowlton Brothers, Inc.
Arthur L. Liman                Counselor-at-Law, Partner, Paul, Weiss, Rifkind, Wharton & Garrison
George T. Lowy                 Counselor-at-Law, Partner, Cravath, Swaine & Moore
Didier Pineau-Valencienne      Chairman and Chief Executive Officer, Schneider, S.A.
George J. Sella, Jr.           Retired Chairman and Chief Executive Officer,
                               American Cyanamid Company
Dave H. Williams               Chairman of the Board and Chief Executive Officer,
                               Alliance Capital Management, L.P.


Unless otherwise indicated, the following persons have been involved in the management of Equitable Life in various executive positions during the last five years.


 OFFICER-DIRECTORS NAME    PRINCIPAL OCCUPATION
-------------------------- -----------------------------------------------------------------
William T. McCaffrey       Senior Executive Vice President and Chief Operating Officer
Joseph J. Melone           Director, President and Chief Executive Officer, The Equitable
                           Companies Incorporated; Chairman, Chief Executive Officer
                           and President, Equitable Life



                             SAI-19

 OTHER OFFICERS NAME      PRINCIPAL OCCUPATION*
  ----------------------  ---------------------------------------------------------------------
Stanley B. Tulin        Senior Executive Vice President and Chief Financial Officer; prior thereto,
                        Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand
Robert E. Garber        Executive Vice President and General Counsel
Peter D. Noris          Executive Vice President and Chief Investment Officer. Prior to May 1995,
                        Vice President/Manager, Insurance Company Investment Strategies Group,
                        Salomon Brothers, Inc. Prior to November 1992, as Principal, Fixed Income
                        Insurance Group, Morgan Stanley & Company
Jose Suquet             Executive Vice President and Chief Agency Officer
Gordon G. Dinsmore      Senior Vice President and Chief Valuation Actuary
Alvin H. Fenichel       Senior Vice President and Controller
Kevin R. Byrne          Vice President and Treasurer
Paul J. Flora           Senior Vice President and Auditor
Pauline Sherman         Vice President, Secretary and Associate General Counsel


------------


* Current positions listed are with Equitable Life unless otherwise specified.


STATE STREET

State Street is managed by its sole shareholder, State Street Corporation. Its directors and certain of its executive officers and their principal occupations are as follows:


 DIRECTORS NAME               PRINCIPAL OCCUPATION
----------------------------- -----------------------------------------------------------------
Tenley E. Albright, M.D.      Chairman, Western Resources, Inc.
Joseph A. Baute, Jr.          Former Chairman, Markem Corporation
I. MacAllister Booth          Retired Chairman, President and CEO,
                              Polaroid Corporation
James I. Cash, Jr.            The James E. Robison Professor of Business Administration, Harvard
                              Business School
Truman S. Casner, Esquire     Partner
                              Ropes & Gray
Nader F. Darehshori           Chairman, President and CEO,
                              Houghton Mifflin Company
Arthur L. Goldstein           Chairman and CEO, Ionics, Incorporated
Charles F. Kaye               President,
                              Transportation Investments, Inc.
John M. Kucharski             Chairman, and CEO,
                              EG&G, Inc.
Charles R. LaMantia           President and CEO,
                              Arthur D. Little, Inc.
David B. Perini               Chairman and President,
                              Perini Corporation

                             SAI-20

DIRECTORS NAME                PRINCIPAL OCCUPATION
-----------------------------  -----------------------------------------------------------------
Dennis J. Picard              Chairman and CEO,
                              Raytheon Company
Alfred Poe                    Former President, Meal Enhancement Group, Campbell Soup Company
Bernard W. Reznicek           President, Premier Group; Retired Chairman and Chief Executive Officer,
                              Boston Edison
Robert E. Weissman            Chairman and CEO, Cognizant Corporation



  OFFICER-DIRECTORS NAME                      PRINCIPAL OCCUPATION
-------------------------- --------------------------------------------------------
Marshall N. Carter         Chairman and CEO, State Street Bank and Trust Company
David A. Spina             President and Chief Operating Officer
                           State Street Bank and Trust Company
William S. Edgerly         Chairman Emeritus
OTHER OFFICERS NAMES       PRINCIPAL OCCUPATION*
-------------------------- --------------------------------------------------------
A. Edward Allinson         Executive Vice President
George K. Bird, IV         Executive Vice President
Dale L. Carleton           Executive Vice President
Joseph W. Chow             Executive Vice President
Susan Comeau               Executive Vice President
James J. Darr              Executive Vice President
Howard H. Fairweather      Executive Vice President
Timothy B. Harbert         Executive Vice President
Ronald E. Logue            Executive Vice President
Nicholas A. Lopardo        Executive Vice President
Jacques-Phillipe Marson    Executive Vice President
Ronald O'Kelley            CFO, Treasurer, Executive Vice President
Albert E. Peterson         Executive Vice President
William M. Reghitto        Executive Vice President
David J. Sexton            Executive Vice President
Stanley W. Shelton         Executive Vice President


------------

* All positions are with State Street Bank and Trust Company.

                             SAI-21

                              FINANCIAL STATEMENTS

The financial statements of Equitable Life included in this Statement of Additional Information should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Equity Index Fund. The financial statements of Separate Account No. 195 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered.

SEPARATE ACCOUNT NOS. 195, 197 AND 198:


    Report of Independent Accountants--           ........................   SAI-25
Separate Account No. 195 (Equity Index Fund):
    Statement of Assets and Liabilities, December 31, 1996................   SAI-26
    Statements of Operations and Changes in Net Assets for the Years Ended
      December 31, 1996 and 1995..........................................   SAI-27
Separate Account No. 197 (Lifecycle Fund--Conservative):
    Statement of Assets and Liabilities, December 31, 1996 ...............   SAI-28
    Statement of Operations and Changes in Net Assets for the Year Ended
      December 31, 1996 and the Period May 1, 1995 (commencement of
      operations) to December 31, 1995 ...................................   SAI-29
Separate Account No. 198 (Lifecycle Fund--Moderate):
    Statement of Assets and Liabilities, December 31, 1996 ...............   SAI-30
    Statement of Operations and Changes in Net Assets for the Year Ended
      December 31, 1996 and the Period May 1, 1995 (commencement of
      operations) to December 31, 1995 ...................................   SAI-31
Separate Account Nos. 195, 197 and 198:
    Notes to Financial Statements ........................................   SAI-32
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
    Report of Independent Accountants--           ........................   SAI-34
    Consolidated Balance Sheets, December 31, 1996 and 1995...............   SAI-35
    Consolidated Statements of Earnings for the Years Ended December 31,
      1996, 1995 and 1994.................................................   SAI-36
    Consolidated Statements of Shareholders' Equity for the Years Ended
      December 31, 1996, 1995 and 1994....................................   SAI-37
    Consolidated Statements of Cash Flows for the Years Ended December 31,
      1996, 1995 and 1994.................................................   SAI-38
    Notes to Consolidated Financial Statements............................   SAI-39


The financial statements for each of the Underlying Funds reflect charges for operating expenses, but do not include any investment management, Program or other charges imposed against the respective assets of the Lifecycle Funds and Lifecycle Fund Group Trusts. The financial statements of the Underlying Funds do, however, indirectly reflect any investment management fees and other charges paid by the entities in which the Underlying Funds invest.

                             SAI-22

 STATE STREET BANK AND TRUST COMPANY--

LIFECYCLE FUND GROUP TRUST--CONSERVATIVE


    Report of Independent Accountants--           .........................   SAI-83
Lifecycle Fund Group Trust--Conservative:
    Statement of Assets and Liabilities, December 31, 1996.................   SAI-84
    Statement of Operations for Year Ended December 31, 1996 and the Period
      Ended December 31, 1995..............................................   SAI-85
    Statement of Changes in Net Assets for the Year Ended December 31, 1996
      and the Period Ended December 31, 1995...............................   SAI-86
    Selected Per Unit Data.................................................   SAI-87
    Notes to Financial Statements..........................................   SAI-88


STATE STREET BANK AND TRUST COMPANY--

LIFECYCLE FUND GROUP TRUST--MODERATE


    Report of Independent Accountants--           .........................   SAI-91
Lifecycle Fund Group Trust--Moderate:
    Statement of Assets and Liabilities, December 31, 1996.................   SAI-92
    Statement of Operations for the Year Ended December 31, 1996 and the
      Period Ended December 31, 1995.......................................   SAI-93
    Statement of Changes in Net Assets for the Year Ended December 31, 1996
      and the Period Ended December 31, 1995...............................   SAI-94
    Selected Per Unit Data.................................................   SAI-95
    Notes to Financial Statements..........................................   SAI-96


STATE STREET BANK AND TRUST COMPANY--UNDERLYING FUNDS

FLAGSHIP FUND


    Report of Independent Accountants--           .......................    SAI-99
S&P 500 Flagship Fund and S&P 500 Index Fund with Futures:
    Combined Statement of Assets and Liabilities, December 31, 1996......   SAI-100
    Combined Statement of Operations for the Year Ended December 31,
      1996...............................................................   SAI-101
    Combined Statement of Changes in Net Assets for the Years Ended
      December 31, 1996 and 1995.........................................   SAI-102
    S&P 500 Index Fund with Futures Selected Per Unit Data...............   SAI-103
    S&P 500 Flagship Fund Selected Per Unit Data.........................   SAI-104
    Notes to Combined Financial Statements...............................   SAI-105
    Combined Schedule of Investments, December 31, 1996..................   SAI-109



 2000 FUND
    Report of Independent Accountants--           ......................   SAI-120
Russell 2000 Fund and Russell 2000 Non-Lending Fund:
    Combined Statement of Assets and Liabilities, December 31, 1996.....   SAI-121
    Combined Statement of Operations for the Year Ended December 31,
      1996..............................................................   SAI-122
    Combined Statement of Changes in Net Assets for the Years Ended
      December 31, 1996 and 1995........................................   SAI-123
    Selected Per Unit Data .............................................   SAI-124
    Notes to Financial Statements ......................................   SAI-126
    Combined Schedule of Investments....................................   SAI-131


                             SAI-23

    The financial statements for the Russell 2000 Fund reflect direct investments made by this Fund in shares of companies included in the Russell 2000 Index. Beginning February 1, 1995, this Fund has invested in units of the Russell 2000 Value and Growth Funds, which in turn invest in shares of companies included in the Russell 2000 Index. Beginning June 17, 1996, the Fund began making direct investments again.



 DAILY EAFE FUND
    Report of Independent Accountants--           .......................   SAI-172
Daily EAFE Fund and Daily EAFE Fund Non-Lending:
    Combined Statement of Assets and Liabilities, December 31, 1996......   SAI-173
    Combined Statement of Operations for the Year Ended December 31,
      1996...............................................................   SAI-174
    Combined Statement of Changes in Net Assets for the Years Ended
      December 31, 1996 and 1995.........................................   SAI-175
    Daily EAFE Fund Selected Per Unit Data...............................   SAI-176
    Daily EAFE Non-Lending Fund Selected Per Unit Data...................   SAI-177
    Notes to Combined Financial Statements...............................   SAI-178
    Combined Schedule of Investments, December 31, 1996 .................   SAI-183




 GC BOND FUND

    Report of Independent Accountants--            ....................   SAI-208
Daily Government/Corporate Fund:
    Statement of Assets and Liabilities, December 31, 1996 ............   SAI-209
    Statement of Operations for the Year Ended December 31, 1996 ......   SAI-210
    Statement of Changes in Net Assets for the Years Ended December 31,
      1996 and 1995 ...................................................   SAI-211
    Selected Per Unit Data.............................................   SAI-212
    Notes to Financial Statements......................................   SAI-213
    Schedule of Investments, December 31, 1996 ........................   SAI-216

STIF FUND

    Report of Independent Accountants--            ....................   SAI-223
Short Term Investment Fund:
    Statement of Assets and Liabilities, December 31, 1996.............   SAI-224
    Statement of Operations for the Year Ended December 31, 1996.......   SAI-225
    Statement of Changes in Net Assets for the Years Ended December 31,
      1996 and 1995....................................................   SAI-226
    Selected Per Unit Data.............................................   SAI-227
    Notes to Financial Statements......................................   SAI-228
    Schedule of Investments, December 31, 1996.........................   SAI-230



                             SAI-24

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Participants in the American Dental Association Members Retirement Program


In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Separate Account Nos. 195, 197 and 198 of the Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1996 and each of their results of operations and changes in net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of shares owned in the underlying mutual fund with the transfer agent, provide a reasonable basis for the opinion expressed above.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The selected per unit information (appearing under "Condensed Financial Data" in the prospectus) is presented for the purpose of satisfying regulatory reporting requirements and is not a required part of the basic financial statements. Such selected per unit information has been subject to auditing procedures applied during the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Price Waterhouse LLP
New York, New York
February 10, 1997


                             SAI-25

SEPARATE ACCOUNT NO. 195 (THE EQUITY INDEX FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statement of Assets and Liabilities
December 31, 1996



 ASSETS:
Investments in shares of The SSgA S&P 500 Index
 Fund-at value (cost: $30,674,317)(Notes 2 and
 5)...............................................  $33,428,766
Receivable from Equitable Life's General Account .       32,269
------------------------------------------------- -------------
   Total assets...................................   33,461,035
LIABILITIES--Accrued expenses.....................       58,732
------------------------------------------------- -------------
NET ASSETS .......................................  $33,402,303
================================================= =============



See Notes to Financial Statements.



                             SAI-26

SEPARATE ACCOUNT NO. 195
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Operations and Changes in Net Assets



                                                                        YEAR ENDED DECEMBER 31,
                                                                    -----------------------------
                                                                          1996           1995
------------------------------------------------------------------- -------------- --------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2)--Dividends from The SSgA S&P 500 Index
 Fund...............................................................  $    714,952   $    387,701
EXPENSES (NOTE 3)...................................................      (315,573)      (155,529)
------------------------------------------------------------------- -------------- --------------
NET INVESTMENT INCOME...............................................       399,379        232,172
------------------------------------------------------------------- -------------- --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized gain from share transactions...............................     2,170,339        997,758
Realized gain distribution from The SSgA S&P 500 Index Fund ........     1,199,133        394,652
------------------------------------------------------------------- -------------- --------------
Net realized gain ..................................................     3,369,472      1,392,410
------------------------------------------------------------------- -------------- --------------
Unrealized appreciation of investments:
Beginning of year...................................................     1,485,778          5,910
End of year.........................................................     2,754,449      1,485,778
------------------------------------------------------------------- -------------- --------------
Change in unrealized appreciation/depreciation......................     1,268,671      1,479,868
------------------------------------------------------------------- -------------- --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.....................     4,638,143      2,872,278
------------------------------------------------------------------- -------------- --------------
Increase in net assets attributable to operations...................     5,037,522      3,104,450
------------------------------------------------------------------- -------------- --------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.......................................................    25,357,074     22,746,218
Withdrawals ........................................................   (16,441,539)   (11,398,912)
------------------------------------------------------------------- -------------- --------------
Increase in net assets attributable to contributions and
 withdrawals........................................................     8,915,535     11,347,306
------------------------------------------------------------------- -------------- --------------
INCREASE IN NET ASSETS..............................................    13,953,057     14,451,756
NET ASSETS--BEGINNING OF YEAR.......................................    19,449,246      4,997,490
------------------------------------------------------------------- -------------- --------------
NET ASSETS--END OF YEAR.............................................  $ 33,402,303   $ 19,449,246
=================================================================== ============== ==============



See Notes to Financial Statements.


                             SAI-27

SEPARATE ACCOUNT NO. 197 (THE LIFECYCLE FUND-CONSERVATIVE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statement of Assets and Liabilities
December 31, 1996



 ASSETS:
Investments in shares of the Lifecycle Fund Group
 Trust Conservative-at value (cost $4,325,438)(Note
 2)....................................................  $4,561,626
------------------------------------------------------ ------------
LIABILITIES:
Due to Equitable Life's General Account................      24,209
Accrued expenses.......................................      27,155
------------------------------------------------------ ------------
Total liabilities......................................      51,364
------------------------------------------------------ ------------
NET ASSETS.............................................  $4,510,262
====================================================== ============

See Notes to Financial Statements.


                             SAI-28

SEPARATE ACCOUNT NO. 197
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Operations and Changes in Net Assets



                                                                                        FOR THE PERIOD
                                                                                         MAY 1, 1995*
                                                                        YEAR ENDED            TO
                                                                     DECEMBER 31, 1996 DECEMBER 31, 1995
------------------------------------------------------------------- ----------------- -----------------
FROM OPERATIONS:
EXPENSES (NOTE 3)...................................................    $   (92,493)      $   (23,691)
------------------------------------------------------------------- ----------------- -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized gain from share transactions ..............................        155,169            41,403
------------------------------------------------------------------- ----------------- -----------------
Unrealized appreciation of investments:
 Beginning of period................................................        110,188                --
 End of period......................................................        236,188           110,188
------------------------------------------------------------------- ----------------- -----------------
Change in unrealized appreciation/depreciation......................        126,000           110,188
------------------------------------------------------------------- ----------------- -----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.....................        281,169           151,591
------------------------------------------------------------------- ----------------- -----------------
Increase in net assets attributable to operations...................        188,676           127,900
------------------------------------------------------------------- ----------------- -----------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.......................................................      4,350,710         4,323,495
Withdrawals.........................................................     (3,002,761)       (1,477,758)
------------------------------------------------------------------- ----------------- -----------------
Increase in net assets attributable to contributions and
 withdrawals........................................................      1,347,949         2,845,737
------------------------------------------------------------------- ----------------- -----------------
INCREASE IN NET ASSETS..............................................      1,536,625         2,973,637
NET ASSETS--BEGINNING OF PERIOD.....................................      2,973,637                --
------------------------------------------------------------------- ----------------- -----------------
NET ASSETS--END OF PERIOD...........................................    $ 4,510,262       $ 2,973,637
=================================================================== ================= =================



------------

* Commencement of operations.

See Notes to Financial Statements.


                             SAI-29

SEPARATE ACCOUNT NO. 198 (THE LIFECYCLE FUND-MODERATE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statement of Assets and Liabilities
December 31, 1996



 ASSETS:
Investments in shares of the Lifecycle Fund Group
 Trust Moderate-at value (cost: $79,126,053)(Note 2)..........  $88,294,348
Receivable from Equitable Life's General Account..............       36,210
---------------------------------------------------------------------------
   Total assets...............................................   88,330,558
LIABILITIES--Accrued expenses.................................      138,273
---------------------------------------------------------------------------
NET ASSETS....................................................  $88,192,285
===========================================================================

See Notes to Financial Statements.


                             SAI-30

SEPARATE ACCOUNT NO. 198
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Operations and Changes in Net Assets



                                                                                        FOR THE PERIOD
                                                                                         MAY 1, 1995*
                                                                        YEAR ENDED            TO
                                                                     DECEMBER 31, 1996 DECEMBER 31, 1995
------------------------------------------------------------------- ----------------- -----------------
FROM OPERATIONS:
EXPENSES (NOTE 3) ..................................................   $   (897,989)      $   (95,847)
------------------------------------------------------------------- ----------------- -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized gain from share transactions...............................        981,358            66,530
------------------------------------------------------------------- ----------------- -----------------
UNREALIZED APPRECIATION OF INVESTMENTS:
 Beginning of period................................................        828,281                --
 End of period......................................................      9,168,295           828,281
------------------------------------------------------------------- ----------------- -----------------
Change in unrealized appreciation/depreciation......................      8,340,014           828,281
------------------------------------------------------------------- ----------------- -----------------
Net Realized and Unrealized Gain on Investments.....................      9,321,372           894,811
------------------------------------------------------------------- ----------------- -----------------
Increase in net assets attributable to operations...................      8,423,383           798,964
------------------------------------------------------------------- ----------------- -----------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions.......................................................     19,188,987        77,246,884
Withdrawals.........................................................    (15,636,555)       (1,829,378)
------------------------------------------------------------------- ----------------- -----------------
Increase in net assets attributable to contributions and
 withdrawals........................................................      3,552,432        75,417,506
------------------------------------------------------------------- ----------------- -----------------
INCREASE IN NET ASSETS .............................................     11,975,815        76,216,470
NET ASSETS--BEGINNING OF PERIOD.....................................     76,216,470                --
------------------------------------------------------------------- ----------------- -----------------
NET ASSETS--END OF PERIOD ..........................................   $ 88,192,285       $76,216,470
=================================================================== ================= =================



------------

* Commencement of operations.

See Notes to Financial Statements.


                             SAI-31

SEPARATE ACCOUNT NOS. 195, 197 AND 198
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Notes to Financial Statements

   1. Separate Account Nos. 195 (the Equity Index Fund), 197 (the Lifecycle Fund-Conservative) and 198 (the Lifecycle Fund-Moderate) (the Funds) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of The Equitable Companies Incorporated, were established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Life.

   Separate Account No. 195 was established as of the opening of business on February 1, 1994 and Separate Account Nos. 197 and 198 were established as of the opening of business on May 1, 1995 to solely fund the American Dental Association Members Retirement Trust and the American Dental Association Members Pooled Trust for Retirement Plans (Trusts) sponsored by the American Dental Association (ADA).

   Equitable Life is the investment manager for the Funds.

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


   Separate Account No. 195 invests its assets in shares of the SSgA S&P 500 Index Fund (formerly the Seven Seas S & P 500 Fund), a portfolio of The SSgA Funds, which is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment manager of the SSgA S&P 500 Index Fund is State Street Bank and Trust Company (State Street).


   Separate Account Nos. 197 and 198 invest their assets in shares of the Lifecycle Fund Group Trusts--Conservative and Moderate, respectively. The Lifecycle Funds Group Trusts are collective investment funds maintained by State Street. Each Lifecycle Fund Group is organized as a common law trust under Massachusetts law, and, because of exclusionary provisions, are not subject to regulation under the Investment Company Act of 1940. State Street serves as the trustee and investment manager to each of these Group Trusts.

   2. Realized gains and losses on investments include gains and losses on redemptions of the underlying fund's shares (determined on the identified cost basis) and capital gain distributions from the underlying funds. Dividends and realized gain distributions from underlying funds are recorded on ex-date.


   Investments in the SSgA S&P 500 Index Fund, the Lifecycle
Funds--Conservative's and Moderate's investments in the Lifecycle Fund Group Trusts--Conservative and Moderate are valued at the underlying mutual fund's or trust's net asset value per share.


   3. Charges and fees relating to the Funds are deducted in accordance with the terms of the contracts issued by Equitable Life to the Trusts. With respect to the American Dental Association Members Retirement Program, these expenses consist of program expense charge, direct expenses and record maintenance and report fee. These charges and fees are paid to Equitable Life by the Funds and are recorded as expenses in the accompanying Statements of Operations and Changes in Net Assets.

   4. No Federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Funds, by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life will affect such contracts. Accordingly, no Federal income tax provision is required.

                             SAI-32

SEPARATE ACCOUNT NOS. 195, 197 AND 198
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Notes to Financial Statements (Continued)


    5. The SSgA S&P 500 Index Fund and the Lifecycle Fund Group Trusts have provided Equitable Life with the following information as of December 31, 1996.

   The SSgA S&P 500 Index Fund had total assets of $860.7 million and a net asset value per share of $15.57. Its five major industry group concentrations were as follows: Consumer Non-Durables (21.7%), Financials (16.3%), Technology (12.2%), Healthcare (10.1%) and Utilities (9.6%).

   The Lifecycle Fund Group Trust-Conservative had total assets of $4.5 million and a net asset value per share of $11.43.

   The Lifecycle Fund Group Trust-Moderate had total assets of $88.3 million and a net asset value per share of $12.44.

                             SAI-33

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10

                                   SAI-34

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                See Notes to Consolidated Financial Statements.

                                   SAI-35

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================

                See Notes to Consolidated Financial Statements.

                                   SAI-36

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

                                   SAI-37

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

                                   SAI-38

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

                                   SAI-39

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.


        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of

                                   SAI-40
        retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue

                                   SAI-41
        to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

                                   SAI-42

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

                                   SAI-43

        DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin

                                   SAI-44
        for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

                                   SAI-45

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

                                   SAI-46

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996

                                   SAI-47
        and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

                                   SAI-48

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

                                   SAI-49

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

                                   SAI-50

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

                                   SAI-51

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant

                                   SAI-52
        deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

                                   SAI-53

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

                                   SAI-54

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

                                   SAI-55

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

                                   SAI-56

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth

                                   SAI-57
        quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

                                   SAI-58

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

                                   SAI-59

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

                                   SAI-60

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

                                   SAI-61

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

                                   SAI-62

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

                                   SAI-63

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

                                   SAI-64

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of

                                   SAI-65
        unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

                                   SAI-66

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

                                   SAI-67

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action

                                   SAI-68

        (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

                                   SAI-69

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes

                                   SAI-70
        of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other

                                   SAI-71
        purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued

                                   SAI-72
        by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this

                                   SAI-73
        litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost

                                   SAI-74
        reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                   SAI-75

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                   SAI-76

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

                                   SAI-77

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

                                   SAI-78

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

                                   SAI-79

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

                                   SAI-80

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

                                   SAI-81

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                   SAI-82

REPORT OF INDEPENDENT ACCOUNTANTS

To the Participant and Trustee of the
State Street Bank and Trust Company
Lifecycle Fund Group Trust -- Conservative

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company Lifecycle Fund Group Trust -- Conservative (the "Fund") at December 31, 1996, the results of its operations for the year then ended, and changes in its net assets and the selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 10, 1997


                                   SAI-83

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------------------------

 ASSETS
Investments in State Street Bank and Trust Company
Investment Funds for Tax Exempt Retirement Plans:
Daily EAFE Fund Non-Lending (36,606 units)................................... $  460,760
Daily Government/Corporate Bond Fund (192,367 units).........................  2,278,967
Russell 2000 Fund (11,962 units).............................................    230,227
S&P 500 Flagship Fund (5,656 units)..........................................    675,356
Short Term Investment Fund (935,592 units)...................................    935,592
---------------------------------------------------------------------------- -----------
Total investments, at value (cost $ 4,289,387)...............................  4,580,902
---------------------------------------------------------------------------- -----------
Interest and other receivables...............................................      4,415
---------------------------------------------------------------------------- -----------
   Total assets..............................................................  4,585,317
---------------------------------------------------------------------------- -----------
LIABILITIES
Payable to custodian.........................................................     27,449
Accrued expenses.............................................................     23,539
---------------------------------------------------------------------------- -----------
   Total liabilities.........................................................     50,988
---------------------------------------------------------------------------- -----------
NET ASSETS (equivalent to $11.43 per unit based on 396,691 units outstanding)................................................................ $4,534,329
============================================================================ ===========

The accompanying notes are an integral part of these financial statements
                             SAI-84

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
Statement of Operations
Year Ended December 31, 1996
-----------------------------------------------------------------------------

 INVESTMENT INCOME
Interest........................................................... $ 47,999
Securities lending fee.............................................      188
------------------------------------------------------------------ ---------
  Total investment income..........................................   48,187
------------------------------------------------------------------ ---------
EXPENSES
Accounting and recordkeeping.......................................   11,100
Audit..............................................................    4,500
Legal..............................................................   11,997
Management.........................................................    7,299
------------------------------------------------------------------ ---------
  Total expenses...................................................   34,896
------------------------------------------------------------------ ---------
Net investment income..............................................   13,291
------------------------------------------------------------------ ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments............................  109,095
Net change in unrealized appreciation (depreciation) on
 investments.......................................................  158,996
------------------------------------------------------------------ ---------
Net realized and unrealized gain (loss)............................  268,091
------------------------------------------------------------------ ---------
Net increase (decrease) in net assets resulting from operations ... $281,382
================================================================== =========

The accompanying notes are an integral part of these financial statements
                             SAI-85

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
Statement of Changes in Net Assets

                                                                               PERIOD ENDED DECEMBER
                                                                                        31,
                                                                                  1996        1995*
---------------------------------------------------------------------------- ------------ -----------
FROM OPERATIONS
Net investment income (loss).................................................  $   13,291  $  (14,008)
Net realized gain (loss) on investments......................................     109,095      33,019
Net change in unrealized appreciation (depreciation) on investments .........     158,996     132,519
---------------------------------------------------------------------------- ------------ -----------
Net increase (decrease) in net assets resulting from operations .............     281,382     151,530
---------------------------------------------------------------------------- ------------ -----------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant
 transactions................................................................   1,270,391   2,831,026
---------------------------------------------------------------------------- ------------ -----------
Net increase (decrease) in net assets........................................   1,551,773   2,982,556
NET ASSETS
Beginning of period..........................................................   2,982,556          --
---------------------------------------------------------------------------- ------------ -----------
End of period................................................................  $4,534,329  $2,982,556
============================================================================ ============ ===========

------------
* Investment operations commenced on May 5, 1995.

The accompanying notes are an integral part of these financial statements
                             SAI-86

 STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)


                                                                       PERIOD ENDED
                                                                       DECEMBER 31
                                                                   ------------------
                                                                      1996     1995*
------------------------------------------------------------------ -------- ---------
Net investment income (loss)**.....................................  $ 0.05   $(0.08)
Net realized and unrealized gain (loss)............................    0.65     0.81
------------------------------------------------------------------ -------- ---------
Net increase (decrease)............................................    0.70     0.73
NET ASSET VALUE
Beginning of period ...............................................   10.73    10.00
------------------------------------------------------------------ -------- ---------
End of period......................................................  $11.43   $10.73
================================================================== ======== =========
Total return (%)***................................................    6.52     7.30
================================================================== ======== =========
Ratio of expenses to average net assets (a)........................    0.81%    2.13%
Ratio of net investment income (loss) to average net assets (a)
 (b)...............................................................    0.31%   (1.04%)
Portfolio turnover.................................................      54%     131%
Net assets, end of period (000s)...................................  $4,534   $2,983
================================================================== ======== =========


*       Investment operations commenced on May 5, 1995.
** Net investment income has been calculated based upon an average of units outstanding.
*** Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.
(a)     Annualized for the period ended December 31, 1995.
(b) Ratio excludes income retained by the funds in which the Fund invests (see Note 2).

The accompanying notes are an integral part of these financial statements

                             SAI-87

                     STATE STREET BANK AND TRUST COMPANY
                   LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Lifecycle Fund Group Trust -- Conservative (the "Fund") was formed under a Declaration of Trust dated February 21, 1991 as amended and restated through July 19, 1991. The Fund's objective is to seek to provide current income and a low to moderate growth of capital. State Street Bank is the Fund's Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments in State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans are valued at the net asset value per unit on the valuation date. Investments held by State Street Bank Investment Funds for Tax Exempt Retirement Plans in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date or, if no sale price was reported on the valuation date, the last published sale price. Certain investments held by underlying funds are valued at fair value on the basis of valuations furnished by a pricing service, approved by the Trustee, which determines valuations using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Investments held by the Short Term Investment Fund are stated at amortized cost, which approximates market value.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of its units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold is determined using the average cost method.

   With the exception of the Short Term Investment Fund, the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, in which the Fund invests, retain all investment income earned (except for securities lending fee income). Accordingly, realized and unrealized gains and losses reported by the Fund may include a component attributable to investment income. Distributions from the Short Term Investment Fund are accrued daily.

 C. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset value of the Fund is determined each business day (valuation date).

                             SAI-88

                     STATE STREET BANK AND TRUST COMPANY
                   LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
    The number of and value of units issued in connection with a contribution of assets to the Fund or redeemed in connection with a withdrawal from the Fund shall be determined on the basis of the value of the Fund as of the Fund's last preceding valuation date to the date on which such order to contribute assets or order to withdraw assets is received; provided, however, that the Trustee, in its sole discretion, reserves the right to value any contribution or withdrawal as of the next succeeding valuation date, or another date as the Trustee reasonably deems appropriate.

 E. EXPENSES

   According to the Declaration of Trust, the Fund may pay certain expenses for services received during the year. The Trustee is paid a management fee by the Fund at the annual rate of 0.17%. Additionally, the Trustee is paid an annual fee of $11,100 for providing various recordkeeping and accounting services to the Fund.

 F. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income and net realized gains are retained by the Fund.

 G. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES LENDING PROGRAM

   Certain collective investment funds in which the Fund invests engage in securities lending activities, under which the Trustee, as agent, loans securities to certain banks and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the fair market value of the loaned securities. To the extent cash is provided as collateral, it is invested by the Trustee in short-term obligations, money market securities or other collective investment funds. The Trustee, as lending agent, indemnifies the Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Participants of the Fund, however, bear the risk of loss with respect to the investment of collateral. A portion of the income generated upon investment of the cash collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the Trustee in its capacity as lending agent.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments and including in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $3,309,226 and $2,321,289, respectively, resulting in a net realized gain of $109,095. Purchases and sales of short-term investments (including maturities) were $1,148,279 and $822,422, respectively.

                             SAI-89

                     STATE STREET BANK AND TRUST COMPANY
                   LIFECYCLE FUND GROUP TRUST--CONSERVATIVE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
 5. UNITS OF PARTICIPATION

   Participant transactions for the Fund were as follows:

                                                              PERIOD ENDED DECEMBER 31,
                                                           1996                      1995
                                                ------------------------- -------------------------
                                                    UNITS       AMOUNT        UNITS       AMOUNT
Units issued....................................   356,358    $ 3,869,523    430,911    $ 4,402,424
Units redeemed..................................  (237,533)    (2,599,132)  (153,045)    (1,571,398)
                                                ----------- ------------- ----------- -------------
Net increase (decrease) in units and net assets
 resulting from participant transactions .......   118,825    $ 1,270,391    277,866    $ 2,831,026
                                                =========== ============= =========== =============

   All of the Fund's units outstanding were held by one unitholder at December 31, 1996.

                             SAI-90

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participant and Trustee of the
State Street Bank and Trust Company
Lifecycle Fund Group Trust -- Moderate


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company Lifecycle Fund Group Trust -- Moderate (the "Fund") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 10, 1997


                             SAI-91

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE
Statement of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------

 ASSETS
Investments in State Street Bank and Trust Company
Investment Funds for Tax Exempt Retirement Plans:
Daily EAFE Fund Non-Lending (1,076,200 units) .................................  $13,546,124
Daily Government/Corporate Bond Fund (2,262,612 units).........................   26,805,166
Russell 2000 Fund (469,903 units)..............................................    9,043,754
S&P 500 Flagship Fund (258,819 units)..........................................   30,904,075
Short Term Investment Fund (7,989,989 units)...................................    7,989,989
------------------------------------------------------------------------------ -------------
   Total investments, at value (cost $79,528,686)..............................   88,289,108
------------------------------------------------------------------------------ -------------
Interest and other receivables.................................................       43,339
------------------------------------------------------------------------------ -------------
   Total assets................................................................   88,332,447
------------------------------------------------------------------------------ -------------
LIABILITIES
Payable to custodian...........................................................       24,039
Accrued expenses...............................................................       35,445
------------------------------------------------------------------------------ -------------
   Total liabilities...........................................................       59,484
------------------------------------------------------------------------------ -------------
Net assets (equivalent to $12.44 per unit based on 7,094,543 units outstanding)..................................................................  $88,272,963
============================================================================== =============



  The accompanying notes are an integral part of these financial statements.

                             SAI-92

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE
Statement of Operations
Year ended December 31, 1996

-----------------------------------------------------------------------------

 INVESTMENT INCOME
Interest .......................................................... $  452,104
Securities lending fee.............................................      6,247
------------------------------------------------------------------ -----------
   Total investment income.........................................    458,351
------------------------------------------------------------------ -----------
EXPENSES
Accounting and recordkeeping.......................................     11,100
Audit..............................................................      4,500
Legal..............................................................     11,997
Management.........................................................    139,984
------------------------------------------------------------------ -----------
   Total expenses..................................................    167,581
------------------------------------------------------------------ -----------
Net investment income..............................................    290,770
------------------------------------------------------------------ -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments............................  1,108,666
Net change in unrealized appreciation (depreciation) on
 investments.......................................................  7,887,616
------------------------------------------------------------------ -----------
Net realized and unrealized gain (loss)............................  8,996,282
------------------------------------------------------------------ -----------
Net increase (decrease) in net assets resulting from operations ... $9,287,052
================================================================== ===========

  The accompanying notes are an integral part of these financial statements.

                             SAI-93

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE
Statement of Changes in Net Assets

                                                                               PERIOD ENDED DECEMBER 31,
                                                                             ---------------------------
                                                                                  1996          1995*
---------------------------------------------------------------------------- ------------- -------------
FROM OPERATIONS
Net investment income (loss).................................................  $   290,770   $    (6,553)
Net realized gain (loss) on investments......................................    1,108,666        29,206
Net change in unrealized appreciation (depreciation) on investments .........    7,887,616       872,806
---------------------------------------------------------------------------- ------------- -------------
Net increase (decrease) in net assets resulting from operations .............    9,287,052       895,459
---------------------------------------------------------------------------- ------------- -------------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant
 transactions................................................................    2,739,940    75,350,512
---------------------------------------------------------------------------- ------------- -------------
Net increase (decrease) in net assets........................................   12,026,992    76,245,971
NET ASSETS
Beginning of period..........................................................   76,245,971            --
---------------------------------------------------------------------------- ------------- -------------
End of period................................................................  $88,272,963   $76,245,971
============================================================================ ============= =============


------------
* Investment operations commenced on May 5, 1995.

  The accompanying notes are an integral part of these financial statements.

                             SAI-94

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)

                                                                      PERIOD ENDED
                                                                      DECEMBER 31,
                                                                  -------------------
                                                                     1996      1995*
----------------------------------------------------------------- --------- ---------
Net investment income (loss)**....................................  $  0.04   $ (0.01)
Net realized and unrealized gain (loss)...........................     1.27      1.14
----------------------------------------------------------------- --------- ---------
Net increase (decrease)...........................................     1.31      1.13
NET ASSET VALUE
Beginning of period...............................................    11.13     10.00
----------------------------------------------------------------- --------- ---------
End of period.....................................................  $ 12.44   $ 11.13
----------------------------------------------------------------- --------- ---------
   Total return (%)***............................................    11.77     11.30
----------------------------------------------------------------- --------- ---------
Ratio of expenses to average net assets (a).......................     0.20%     0.52%
Ratio of net investment income (loss) to average net assets
 (a)(b)...........................................................     0.35%    (0.07%)
Portfolio turnover................................................       18%       30%
Net assets, end of period (000s)..................................  $88,273   $76,246
================================================================= ========= =========

------------
  *     Investment operations commenced on May 5, 1995.
 ** Net investment income has been calculated based upon an average of units outstanding.
*** Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.
(a)     Annualized for the period ended December 31, 1995.
(b) Ratio excludes income retained by funds in which the Fund invests (see Note 2).

  The accompanying notes are an integral part of these financial statements.

                             SAI-95

                     STATE STREET BANK AND TRUST COMPANY
                     LIFECYCLE FUND GROUP TRUST--MODERATE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Lifecycle Fund Group Trust -- Moderate (the "Fund") was formed under a Declaration of Trust dated February 21, 1991 as amended and restated through July 19, 1991. The Fund's objective is to seek to provide a reasonable level of current income and growth of capital. State Street Bank is the Fund's Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments in State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans are valued at the net asset value per unit on the valuation date. Investments held by State Street Bank Investment Funds for Tax Exempt Retirement Plans in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date or, if no sale price was reported on the valuation date, the last published sale price. Certain investments held by underlying funds are valued at fair value on the basis of valuations furnished by a pricing service, approved by the Trustee, which determines valuations using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Investments held by the Short Term Investment Fund are stated at amortized cost, which approximates market value.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of its units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold is determined using the average cost method.

   With the exception of the Short Term Investment Fund, the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, in which the Fund invests, retain all investment income earned (except for securities lending fee income). Accordingly, realized and unrealized gains and losses reported by the Fund may include a component attributable to investment income. Distributions from the Short Term Investment Fund are accrued daily.

 C. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset value of the Fund is determined each business day (valuation date).

                             SAI-96

                     STATE STREET BANK AND TRUST COMPANY
                     LIFECYCLE FUND GROUP TRUST--MODERATE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
    The number of and value of units issued in connection with a contribution of assets to the Fund or redeemed in connection with a withdrawal from the Fund shall be determined on the basis of the value of the Fund as of the Fund's last preceding valuation date to the date on which such order to contribute assets or order to withdraw assets is received; provided, however, that the Trustee, in its sole discretion, reserves the right to value any contribution or withdrawal as of the next succeeding valuation date, or another date as the Trustee reasonably deems appropriate.

 E. EXPENSES

   According to the Declaration of Trust, the Fund may pay certain expenses for services received during the year. The Trustee is paid a management fee by the Fund at the annual rate of 0.17%. Additionally, the Trustee is paid a fee annually of $11,100 for providing various recordkeeping and accounting services to the Fund.

 F. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income and net realized gains are retained by the Fund.

 G. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES LENDING PROGRAM

   Certain collective investment funds in which the Fund invests engage in securities lending activities, under which the Trustee, as agent, loans securities to certain banks and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the fair market value of the loaned securities. To the extent cash is provided as collateral, it is invested by the Trustee in short-term obligations, money market securities or other collective investment funds. The Trustee, as lending agent, indemnifies the Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Participants of the Fund, however, bear the risk of loss with respect to the investment of collateral. A portion of the income generated upon investment of the cash collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the Trustee in its capacity as lending agent.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments and including in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $17,539,199 and $14,907,008, respectively, resulting in a net realized gain of $1,108,666. Purchases and sales of short-term investments (including maturities) were $2,618,182 and $2,236,795, respectively.

                             SAI-97

                     STATE STREET BANK AND TRUST COMPANY
                     LIFECYCLE FUND GROUP TRUST--MODERATE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
 5. UNITS OF PARTICIPATION

   Participant transactions for the Fund were as follows:

                                               PERIOD ENDED DECEMBER 31,
                                            1996                      1995
                                 ------------------------- -------------------------
                                     UNITS       AMOUNT        UNITS       AMOUNT
Units issued.....................  1,071,085   $12,433,172   6,932,464   $76,246,459
Units redeemed...................   (826,360)   (9,693,232)    (82,646)     (895,947)
                                 ----------- ------------- ----------- -------------
Net increase (decrease) in units
 and net assets resulting
 from participant transactions ..    244,725   $ 2,739,940   6,849,818   $75,350,512
                                 =========== ============= =========== =============

All of the Fund's units outstanding were held by one unitholder at December 31, 1996.

                             SAI-98

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of the
State Street Bank and Trust Company
S&P 500 Flagship Fund and the
State Street Bank and Trust Company
S&P 500 Index Fund with Futures

In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company S&P 500 Flagship Fund and the State Street Bank and Trust Company S&P 500 Index Fund with Futures (the "Funds") at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and their selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
March 10, 1997


                             SAI-99

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES
Combined Statement of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------

 ASSETS
Investments in securities, at value (cost $17,233,576,411) ....... $24,387,024,008
Collateral held for loaned securities, at value...................     713,171,684
Receivable for investments sold...................................      10,482,249
Receivable for fund units issued..................................     871,007,667
Dividends receivable..............................................      39,963,493
Interest receivable...............................................       2,058,819
----------------------------------------------------------------- ---------------
 Total assets.....................................................  26,023,707,920
----------------------------------------------------------------- ---------------
LIABILITIES
Collateral on securities loaned...................................     713,171,684
Payable for investments purchased.................................   1,039,455,703
Payable for fund units redeemed...................................       2,479,796
Payable to custodian..............................................       4,054,186
Accrued expenses..................................................          39,448
Variation margin payable..........................................       9,663,768
----------------------------------------------------------------- ---------------
 Total liabilities................................................   1,768,864,585
----------------------------------------------------------------- ---------------
Net Assets ....................................................... $24,254,843,335
================================================================= ===============
S&P 500 Flagship Fund:
 175,174,322 units outstanding, at $119.40 per unit net asset value............................................................ $20,916,085,359
S&P 500 Index Fund with Futures:
 27,962,436 units outstanding, at $119.40 per unit net asset
 value............................................................   3,338,757,976
----------------------------------------------------------------- ---------------
                                                                   $24,254,843,335
================================================================= ===============

The accompanying rules are an integral part of the financial statements

                             SAI-100

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES
Combined Statement of Operations
Year ended December 31, 1996

-----------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of taxes withheld of $3,666)................................. $  449,021,586
Interest ...................................................................     17,627,901
Securities lending fee income, net of related expenses (Note 3)  ...........        561,261
--------------------------------------------------------------------------- ---------------
  Total investment income...................................................    467,210,748
--------------------------------------------------------------------------- ---------------
EXPENSES
Audit ......................................................................         27,999
Custody ....................................................................        245,563
--------------------------------------------------------------------------- ---------------
  Total expenses ...........................................................        273,562
--------------------------------------------------------------------------- ---------------
Net investment income.......................................................    466,937,186
--------------------------------------------------------------------------- ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
 CONTRACTS
Net realized gain (loss):
 Investments ...............................................................    534,042,688
 Futures contracts..........................................................     64,873,769
--------------------------------------------------------------------------- ---------------
                                                                                598,916,457
--------------------------------------------------------------------------- ---------------
Net change in unrealized appreciation (depreciation):
 Investments ...............................................................  3,142,759,498
 Futures contracts..........................................................     (7,725,400)
--------------------------------------------------------------------------- ---------------
                                                                              3,135,034,098
--------------------------------------------------------------------------- ---------------
Net realized and unrealized gain (loss) on investments and futures contracts..................................................................  3,733,950,555
--------------------------------------------------------------------------- ---------------
Net increase (decrease) in net assets resulting from operations  ........... $4,200,887,741
=========================================================================== ===============

The accompanying rules are an integral part of the financial statements

                             SAI-101

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES
Combined Statement of Changes in Net Assets

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                    ------------------------------
                                                                                          1996            1995
----------------------------------------------------------------------------------- --------------- --------------
FROM OPERATIONS
 Net investment income.............................................................. $   466,937,186  $   324,063,367
 Net realized gain (loss) on investments and futures contracts......................     598,916,457      326,376,133
 Net change in unrealized appreciation (depreciation) on investments and futures
  contracts.........................................................................   3,135,034,098    3,134,480,988
----------------------------------------------------------------------------------- ---------------    --------------
Net increase (decrease) in net assets resulting from operations.....................   4,200,887,741    3,784,920,488
----------------------------------------------------------------------------------- ---------------    --------------
Distributions of securities lending fee income to S&P 500 Flagship Fund
 participants (Note 3)..............................................................        (561,261)        (229,747)
----------------------------------------------------------------------------------- ---------------    --------------
FROM PARTICIPANT TRANSACTIONS
 Net increase (decrease) in net assets resulting from participant transactions .....   2,754,178,689    3,825,334,848
----------------------------------------------------------------------------------- ---------------    --------------
 Net increase (decrease) in net assets..............................................   6,954,505,169    7,610,025,589
NET ASSETS
 Beginning of year..................................................................  17,300,338,166    9,690,312,577
----------------------------------------------------------------------------------- ---------------   --------------
 End of year........................................................................ $24,254,843,335  $17,300,338,166
=================================================================================== ===============   ==============

The accompanying rules are an integral part of the financial statements

                             SAI-102

STATE STREET BANK AND TRUST COMPANY
S&P 500 INDEX FUND WITH FUTURES
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)

                                                         YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------
                                                1996      1995     1994     1993     1992
-------------------------------------------- --------- -------- -------- -------- --------
Net investment income**......................  $  2.48   $ 2.24   $ 1.90   $ 1.80   $ 1.53
Net realized and unrealized gain (loss) .....    19.86    24.26    (0.93)    4.55     3.04
-------------------------------------------- --------- -------- -------- -------- --------
Net increase (decrease)......................    22.34    26.50     0.97     6.35     4.57
NET ASSET VALUE
Beginning of year............................    97.06    70.56    69.59    63.24    58.67
-------------------------------------------- --------- -------- -------- -------- --------
End of year..................................  $119.40   $97.06   $70.56   $69.59   $63.24
============================================ ========= ======== ======== ======== ========
Total return (%)***..........................    23.02    37.56     1.39    10.06     7.79
============================================ ========= ======== ======== ======== ========
Ratio of expenses to average net assets* ....     0.00%    0.00%    0.00%    0.00%    0.00%
-------------------------------------------- --------- -------- -------- -------- --------
Ratio of net investment income to average
 net assets..................................     2.33%    2.66%    2.88%    2.68%    2.57%
-------------------------------------------- --------- -------- -------- -------- --------
Portfolio turnover...........................       27%      10%      12%      22%      19%
-------------------------------------------- --------- -------- -------- -------- --------
Average broker commission per share (a) .....  $  0.04      N/A      N/A      N/A      N/A
Net assets, end of year (000,000s)...........  $ 3,339   $2,165   $1,432   $  275   $  155
============================================ ========= ======== ======== ======== ========

------------
*      Less than .01%.
** Net investment income has been calculated based on an average of units outstanding.
*** Total return calculation is based on the value of a single unit of participation outstanding throughout the entire year. It represents the percentage change in net asset value per unit between the beginning and end of each year. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(a) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commisions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying rules are an integral part of the financial statements

                             SAI-103

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)


                                                             YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------
                                                    1996      1995      1994     1993     1992
------------------------------------------------ --------- --------- -------- -------- --------
Net investment income**..........................  $  2.48   $  2.24   $ 1.90   $ 1.81   $ 1.54
Net realized and unrealized gain (loss) .........    19.86     24.26    (0.93)    4.55     3.04
Distribution of securities lending fee income
 (a).............................................     0.00      0.00     0.00    (0.01)   (0.01)
------------------------------------------------ --------- --------- -------- -------- --------
Net increase (decrease)..........................    22.34     26.50     0.97     6.35     4.57
NET ASSET VALUE
Beginning of year................................    97.06     70.56    69.59    63.24    58.67
------------------------------------------------ --------- --------- -------- -------- --------
End of year......................................  $119.40   $ 97.06   $70.56   $69.59   $63.24
================================================ ========= ========= ======== ======== ========
Total return (%)***..............................    23.02     37.56     1.39    10.06     7.81
================================================ ========= ========= ======== ======== ========
Ratio of expenses to average net assets* ........     0.00%     0.00%    0.00%    0.00%    0.00%
------------------------------------------------ --------- --------- -------- -------- --------
Ratio of net investment income to average net
 assets..........................................     2.33%     2.66%    2.88%    2.68%    2.58%
------------------------------------------------ --------- --------- -------- -------- --------
Portfolio turnover...............................       27%       10%      12%      22%      19%
------------------------------------------------ --------- --------- -------- -------- --------
Average broker commission per share (b) .........  $  0.04       N/A      N/A      N/A      N/A
Net assets, end of year (000,000s)...............  $20,916   $15,135   $8,258   $5,753   $4,233
================================================ ========= ========= ======== ======== ========

------------
*      Less than .01%.
** Net investment income has been calculated based on an average of units outstanding.
*** Total return calculation is based on the value of a single unit of participation outstanding throughout the entire year. It represents the percentage change in the net asset value per unit between the beginning and end of each year and assumes reinvestment of dividends. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(a)    Zero amounts per unit represent those which are less than $.005.
(b) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying rules are an integral part of the financial statements

                             SAI-104

                     STATE STREET BANK AND TRUST COMPANY
                          S&P 500 FLAGSHIP FUND AND
                       S&P 500 INDEX FUND WITH FUTURES
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") S&P 500 Flagship Fund and S&P 500 Index Fund with Futures (collectively, the "Funds") are diversified equity pooled funds. The Funds were formed under a Declaration of Trust dated February 21, 1991, as amended and restated through July 19, 1991. Each Fund's objective is to replicate, as closely as possible, the Standard & Poor's (S&P) 500 Index, which is accomplished by investing in substantially all of the equity securities which comprise the Index. Additionally, each of the Funds may hold up to 25% of its value in S&P 500 stock index futures contracts and hold units of certain State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, consistent with its investment objectives. State Street Bank is the Funds' Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Funds' investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date, or if no sale price was reported on the valuation date, the last published sale price. Short-term investments are stated at amortized cost which approximates market. Investments in registered investment companies or other State Street Bank and Trust Investment Funds for Tax Exempt Retirement Plans are valued at net asset value per share/unit on the valuation date. Futures contracts are valued at the settlement price established each day by the board of trade or exchange upon which they are traded.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of its units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold is determined using the average cost method. Interest income is recorded on the accrual basis. Interest income is increased by accretion of discount and reduced by amortization of premium. Dividend income, net of applicable withholding taxes, is recorded on ex-dividend date.

 C. INCOME TAXES

   It is the Funds' policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Funds are exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset values of the Funds are determined each business day (valuation date). Issuances and redemptions of Fund units are made based upon the closing market value of the securities bought or sold as of the valuation date, adjusted for the related market effect and transaction costs previously described.

                             SAI-105

                     STATE STREET BANK AND TRUST COMPANY
                          S&P 500 FLAGSHIP FUND AND
                       S&P 500 INDEX FUND WITH FUTURES
                     NOTES TO COMBINED DECEMBER 31, 1996
                            FINANCIAL STATEMENTS

    The transaction costs and market effect associated with the investment of proceeds from the issuance of Fund units are those incurred upon disposition of investments to settle redemption of Fund units are allocated to the applicable participant. Transaction costs include brokerage commissions, taxes and other direct costs related to security transactions. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date.

 E. EXPENSES

   According to the Declaration of Trust, the Funds may pay certain expenses for services received during the year. The Trustee is paid a fee by the Funds for custodial services at the annual rate of $50,000, plus a charge for each security and futures transaction executed.

 F. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income (excluding securities lending fees) and net realized gains are retained by the Funds. Income generated by securities lending is distributed to S&P 500 Flagship Fund participants monthly.

 G. FUTURES CONTRACTS

   The Funds may use futures contracts to manage their exposure to the equity market. Buying futures tends to increase the Funds' exposure to the underlying instrument. Futures contracts involve, to varying degrees, credit and market risks. The Funds enter into futures contracts only on exchanges or boards of trades where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index. The maximum potential loss from a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short contract is unlimited.

   Upon entering into a futures contract, the Funds are required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Funds. Such receipts or payments are known as "variation margin". A gain or loss is realized when the contract is closed or expires.

 H. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles require the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             SAI-106

                     STATE STREET BANK AND TRUST COMPANY
                          S&P 500 FLAGSHIP FUND AND
                       S&P 500 INDEX FUND WITH FUTURES
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

 3. SECURITIES LENDING PROGRAM

   The participants in the S&P 500 Flagship Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the S&P 500 Index Fund with Futures (the "Index Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Index Fund (collectively, the "Funds") have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of each of the Funds. Each of the Funds maintains a divided pro-rata interest in the combined assets and liabilities (including each investment security position) proportionate to the net asset value of the outstanding combined units of the Funds. All interfund transactions have been eliminated in the combined financial statements.

   Under the Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the fair market value of the loaned securities. At December 31, 1996, the value of securities loaned by the Lending Fund was $678,297,399 against which was held cash collateral of $713,171,684. Cash collateral provided is invested in a variety of registered investment companies managed by State Street Bank. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any.

   State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.

   All income earned from lending activities is distributed monthly to Lending Fund participants. Participants in each of the Lending Fund or the Index Fund may exchange their units for units of the other fund on any valuation date.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments and including in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $5,699,762,775 and $2,391,064,474, respectively, resulting in a net realized gain (loss) of $535,370,256. This gain (loss) is prior to the recognition of the market effect and transaction costs associated with contributions and redemptions.

                             SAI-107

                     STATE STREET BANK AND TRUST COMPANY
                          S&P 500 FLAGSHIP FUND AND
                       S&P 500 INDEX FUND WITH FUTURES
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

5. UNITS OF PARTICIPATION

   Participant transactions for each Fund were as follows:


                                                     YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------
                                               1996                           1995
                                 ------------------------------ ------------------------------
                                      UNITS          AMOUNT          UNITS          AMOUNT
                                 -------------- --------------- -------------- ---------------
S&P 500 FLAGSHIP FUND:
Units issued ....................   98,935,366   $10,682,791,463   66,412,094   $ 5,900,504,862
Units redeemed ..................  (79,681,942)   (8,532,480,187) (27,527,383)   (2,251,812,851)
                                 -------------- --------------- -------------- ---------------
  Total .........................   19,253,424   $ 2,150,311,276   38,884,711   $ 3,648,692,011
                                 -------------- --------------- -------------- ---------------
S&P 500 INDEX FUND WITH FUTURES:
Units issued ....................    9,657,971   $ 1,027,503,584    6,080,185   $   501,064,924
Units redeemed ..................   (3,999,223)     (423,636,171)  (4,070,455)     (324,422,087)
                                 -------------- --------------- -------------- ---------------
  Total .........................    5,658,748   $   603,867,413    2,009,730   $   176,642,837
                                 -------------- --------------- -------------- ---------------
  Net increase (decrease) in
   units
   and net assets resulting from
   participant transactions .....   24,912,172   $ 2,754,178,689   40,894,441   $ 3,825,334,848
                                 ============== =============== ============== ===============

S&P 500 FLAGSHIP FUND

   Units in excess of 10% of the Lending Fund units outstanding at December 31, 1996 held by 1 of the Lending Fund's 150 unitholders aggregated 11% of the Lending Fund's total units outstanding.

   During the year ended December 31, 1996, the net market effect and transaction costs (absorbed by) credited to participants in issuance and redemption of Lending Fund units were $1,190,607.

S&P 500 INDEX FUND WITH FUTURES

   Units in excess of 10% of the Index Fund units outstanding at December 31, 1996 held by 1 of the Index Fund's 19 unitholders aggregated 59% of the Index Fund's total units outstanding.

   During the year ended December 31, 1996, the net market effect and transaction costs (absorbed by) credited to participants in issuance and redemption of Index Fund units were $136,961.

   A redemption by one or more unitholders individually holding 10% or more of the Funds' units may cause the remaining unitholders to bear proportionately higher operating expenses and otherwise adversely affect the Funds' future liquidity and investment operations. As described under "Issuances and Redemptions of Units of Participation", however, redeeming unitholders bear the transaction costs and market effect arising from any redemption of units; additionally, in certain circumstances, redemptions may be made on an in-kind basis. These practices may tend to mitigate the potential adverse effects of such redemptions.

                             SAI-108

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES
Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996



                                                        SHARES          VALUE
--------------------------------------------------- ------------- ---------------
COMMON STOCK 98.0%
3COM Corp...........................................     723,768   $  53,106,477
Abbott Laboratories.................................   3,270,142     165,959,706
Adolph Coors Co. Class B............................     181,191       3,442,629
Advanced Micro Devices Inc..........................     561,303      14,453,552
Aetna Inc...........................................     648,939      51,915,120
Air Products & Chemicals Inc........................     497,637      34,399,158
Airtouch Communications.............................   2,101,364      53,059,441
Alberto Culver Co. Class B Conv.....................     117,924       5,660,352
Albertson's Inc.....................................   1,063,604      37,890,892
Alcan Aluminum Ltd..................................     903,243      30,371,546
Alexander & Alexander Services Inc..................     223,039       3,875,303
Allegheny Teledyne Inc..............................     739,500      17,008,500
Allergan Inc........................................     280,202       9,982,196
Allied Signal Inc...................................   1,191,676      79,842,292
Allstate Corp.......................................   1,892,796     109,545,568
Alltel Corp.........................................     784,920      24,626,865
Aluminum Co. of America.............................     742,105      47,309,194
Alza Corp...........................................     348,395       9,014,721
Amdahl Corp.........................................     556,238       6,744,386
Amerada Hess Corp...................................     399,912      23,144,907
American Brands Inc. ...............................     730,993      36,275,528
American Electric Power Co., Inc....................     771,530      31,729,171
American Express Co.................................   1,992,017     112,548,960
American General Corp...............................     869,948      35,559,124
American Greetings Corp. Class A....................     289,009       8,200,630
American Home Products Corp.........................   2,697,275     158,127,747
American International Group Inc....................   1,975,404     213,837,483
American Stores Co. ................................     639,398      26,135,393
Ameritech Corp......................................   2,313,328     140,245,510
Amgen Inc...........................................   1,134,540      61,690,612
Amoco Corp..........................................   2,096,720     168,785,960
AMP Inc. ...........................................     908,756      34,873,511
AMR Corp............................................     384,579      33,891,024
Andrew Corp.........................................     264,453      14,032,537
Anheuser Busch Cos., Inc............................   2,102,757      84,110,280
Aon Corp............................................     463,797      28,813,389
Apple Computer......................................     507,690      10,598,029
Applied Materials Inc...............................     755,237      27,141,330
Archer Daniels Midland Co...........................   2,310,653      50,834,366
Armco Inc. .........................................     380,412       1,569,200
Armstrong World Industries Inc......................     171,901      11,947,120
Asarco Inc..........................................     177,516       4,415,711
Ashland Inc.........................................     265,612      11,653,727
AT&T Corp...........................................   6,824,677     296,873,449
Atlantic Richfield Co...............................     679,426      90,023,945
Autodesk Inc........................................     185,330       5,189,240
Automatic Data Processing Inc.......................   1,219,087      52,268,355
Autozone Inc........................................     632,400      17,391,000
Avery Dennison Corp.................................     494,288      17,485,438

The accompanying notes are an integral part of the financial statements.
                             SAI-109

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------  ------------- ---------------

Avon Products Inc...................................     573,421   $  32,756,675
B.F. Goodrich Co. ..................................     232,735       9,425,768
Baker Hughes Inc....................................     611,069      21,081,881
Ball Corp...........................................     139,447       3,625,622
Baltimore Gas & Electric Co.........................     619,692      16,576,761
BancOne Corp........................................   1,813,600      77,984,800
Bank of Boston Corp. ...............................     653,678      41,998,811
Bank of New York Co., Inc...........................   1,656,271      55,899,146
Bankamerica Corp....................................   1,517,002     151,320,949
Bankers Trust New York Corp.........................     343,605      29,635,931
Barnett Banks Inc...................................     828,433      34,069,307
Barrick Gold Corp...................................   1,419,407      40,807,951
Battle Mountain Gold Co.............................     952,205       6,546,409
Bausch & Lomb Inc...................................     216,716       7,585,060
Baxter International Inc............................   1,159,516      47,540,156
Bay Networks Inc....................................     798,936      16,677,789
Becton Dickinson & Co...............................     582,393      25,261,296
Bell Atlantic Corp..................................   1,836,933     118,941,412
Bellsouth Corp......................................   4,178,643     168,712,711
Bemis Co., Inc. ....................................     204,472       7,539,905
Beneficial Corp.....................................     223,954      14,193,085
Bethlehem Steel Corp. ..............................     445,632       4,010,688
Beverly Enterprises Inc.............................     417,573       5,324,056
Biomet Inc..........................................     468,328       7,083,461
Black & Decker Corp.................................     379,269      11,425,479
Boatmens Bancshares Inc.............................     685,531      44,216,749
Boeing Co...........................................   1,518,674     161,548,947
Boise Cascade Corp..................................     196,303       6,232,620
Boston Scientific Corp..............................     770,171      46,210,260
Briggs & Stratton Corp..............................     108,660       4,781,040
Bristol-Myers Squibb Co.............................   2,109,299     229,386,266
Brown Forman Corp. Class B..........................     276,075      12,630,431
Browning Ferris Industries Inc......................     882,347      23,161,609
Brunswick Corp......................................     393,420       9,442,080
Burlington Northern.................................     656,360      56,693,095
Burlington Resources Inc............................     532,858      26,842,722
C.R. Bard Inc.......................................     231,745       6,488,860
Cabletron Systems Inc...............................     656,006      21,812,200
Caliber System, Inc.................................     162,978       3,137,327
Campbell Soup Co....................................     991,569      79,573,412
Carolina Power & Light Co...........................     618,316      22,568,534
Case Corp...........................................     315,076      17,171,642
Caterpillar Inc.....................................     811,460      61,062,365
Centex Corp.........................................     122,442       4,606,880
Central & South West Corp...........................     871,652      22,336,082
Ceridian Corp.......................................     288,106      11,668,293
Champion International Corp.........................     404,455      17,492,679
Charming Shoppes Inc. ..............................     421,913       2,135,935
Chase Manhattan Corp................................   1,866,652     166,598,691
Chevron Corp........................................   2,743,857     178,350,705

The accompanying notes are an integral part of the financial statements.

                             SAI-110

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
Chrysler Corp.......................................   3,070,674   $ 101,332,242
Chubb Corp..........................................     735,172      39,515,495
CIGNA Corp. ........................................     328,914      44,937,875
Cincinnati Milacron Inc.............................     160,624       3,513,650
Cinergy Corp........................................     665,140      22,199,048
Circuit City Stores Inc.............................     433,337      13,054,277
Cisco Systems Inc...................................   2,746,956     174,775,075
Citicorp............................................   1,994,541     205,437,723
Clorox Co...........................................     217,892      21,870,910
Coca Cola Co........................................  10,495,219     552,310,900
Cognizant Corp......................................     737,363      24,332,979
Colgate Palmolive Co................................     618,358      57,043,525
Columbia Gas System Inc.............................     219,612      13,972,814
Columbia/HCA Healthcare Corp........................   2,819,749     114,904,772
Comcast Corp. Class A...............................     438,500       7,728,563
Comcast Corp. Class A Special.......................     918,976      16,369,260
Comerica, Inc.......................................     491,785      25,757,239
Compaq Computer Corp................................   1,127,764      83,736,477
Computer Associates International Inc...............   1,543,510      76,789,622
Computer Sciences Corp. ............................     326,616      26,823,339
ConAgra Inc.........................................   1,026,971      51,091,807
Conrail Inc.........................................     329,361      32,812,590
Consolidated Edison Co. of New York Inc.............     978,409      28,618,463
Consolidated Natural Gas Co.........................     399,760      22,086,740
Cooper Industries Inc...............................     472,557      19,906,464
Cooper Tire & Rubber Co. ...........................     353,999       6,991,480
Corestates Financial Corp...........................     948,715      49,214,591
Corning Inc.........................................     966,299      44,691,329
CPC International Inc...............................     607,512      47,082,180
Crane Co. ..........................................     188,941       5,479,289
Crown Cork & Seal Co., Inc..........................     555,137      30,185,574
CSX Corp. ..........................................     856,867      36,202,631
CUC International Inc...............................   1,671,632      39,701,260
Cummins Engine Co., Inc. ...........................     160,421       7,379,366
CVS Corp............................................     469,230      19,414,391
Cyprus Amax Minerals Co.............................     380,291       8,889,302
Dana Corp...........................................     466,632      15,223,869
Darden Restaurants Inc..............................     586,391       5,130,921
Data General Corp. .................................     175,066       2,538,457
Dayton Hudson Corp..................................     915,455      35,931,609
Dean Witter Discover & Co...........................     682,971      45,246,829
Deere & Co..........................................   1,105,353      44,904,966
Dell Computer Corp..................................     763,134      40,541,494
Delta Air Lines Inc.................................     326,201      23,119,496
DeLuxe Corp.........................................     345,701      11,321,708
Digital Equipment Corp..............................     658,460      23,951,482
Dillard Department Stores Inc. Class A..............     485,596      14,992,777
Dominion Resources Inc..............................     736,777      28,365,914
Dover Corp..........................................     497,901      25,019,525
Dow Chemical Co.....................................   1,026,182      80,427,014

The accompanying notes are an integral part of the financial statements.

                             SAI-111

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
Dow Jones & Co., Inc................................     384,728   $  13,032,661
Dresser Industries Inc. ............................     739,788      22,933,428
DSC Communications Corp.............................     502,777       8,987,139
DTE Energy Co. .....................................     609,068      19,718,577
Duke Power Co.......................................     854,263      39,509,664
Dun & Bradstreet Corp. .............................     741,963      17,621,621
E.I. du Pont de Nemours & Co........................   2,358,633     222,595,989
Eastern Enterprises ................................      86,545       3,061,529
Eastman Chemical Co.................................     326,839      18,057,855
Eastman Kodak Co....................................   1,401,807     112,495,012
Eaton Corp..........................................     319,673      22,297,192
Echlin Inc. ........................................     243,912       7,713,717
Echo Bay Mines Ltd..................................     525,053       3,478,476
Ecolab Inc. ........................................     277,832      10,453,429
Edison International................................   1,834,308      36,456,871
EG&G Inc............................................     198,263       3,990,043
El Paso Natural Gas Co..............................           1              47
Eli Lilly & Co......................................   2,338,338     170,698,674
EMC Corp............................................     991,688      32,849,665
Emerson Electric Co.................................     940,202      90,964,543
Engelhard Corp......................................     585,616      11,199,906
Enron Corp..........................................   1,063,968      45,883,620
Enserch Corp. ......................................     301,959       6,945,057
Entergy Corp........................................     981,334      27,232,018
Exxon Corp..........................................   5,239,969     513,516,962
Federal Express Corp................................     477,728      21,258,896
Federal Home Loan Mortgage Corp.....................     757,261      83,393,368
Federal National Mortgage Association...............   4,600,152     171,355,662
Federated Department Stores Inc.....................     886,319      30,245,636
Fifth Third Bancorp.................................     440,648      27,678,202
First Bank System Inc...............................     576,317      39,333,635
First Chicago NBD Corp..............................   1,342,042      72,134,757
First Data Corp. ...................................   1,890,246      68,993,979
First Union Corp. ..................................   1,207,033      89,320,442
Fleet Financial Group Inc...........................   1,118,198      55,770,125
Fleetwood Enterprises Inc...........................     149,787       4,119,143
Fleming Cos., Inc. .................................     158,120       2,727,570
Fluor Corp. ........................................     352,213      22,101,366
FMC Corp............................................     144,847      10,157,396
Ford Motor Co.......................................   4,959,356     158,079,472
Foster Wheeler Corp. ...............................     173,675       6,447,684
FPL Group Inc.......................................     784,072      36,067,312
Freeport McMoRan Copper & Gold Class B..............     817,984      24,437,272
Frontier Corp.......................................     689,500      15,599,938
Fruit of the Loom Inc. Class A......................     324,973      12,308,352
Gannett Co., Inc....................................     589,439      44,134,245
Gap Inc.............................................   1,233,296      37,153,042
General Dynamics Corp...............................     269,566      19,004,403
General Electric Co.................................   6,937,189     685,914,562
General Instrument Corp.............................     535,633      11,583,064

The accompanying notes are an integral part of the financial statements.

                             SAI-112

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
General Mills Inc...................................     668,583   $  42,371,448
General Motors Corp.................................   3,169,249     176,685,632
General Reinsurance Corp............................     349,785      55,178,584
General Signal Corp. ...............................     200,334       8,564,279
Genuine Parts Co. ..................................     519,756      23,129,142
Georgia Pacific Corp................................     380,650      27,406,800
Giant Foods Inc. Class A............................     279,683       9,649,064
Giddings & Lewis Inc................................     166,003       2,137,289
Gillette Co.........................................   2,339,117     181,866,347
Golden West Financial Corp. ........................     245,968      15,526,730
Goodyear Tire & Rubber Co...........................     649,096      33,347,307
GPU Inc.............................................     505,867      17,009,778
Great Atlantic & Pacific Tea Co., Inc...............     161,262       5,140,226
Great Lakes Chemical Corp...........................     279,300      13,057,275
Great Western Financial Corp........................     594,749      17,247,721
Green Tree Financial Corp...........................     583,207      22,526,370
GTE Corp............................................   4,061,255     184,787,102
Guidant Corp........................................     311,800      17,772,600
H&R Block Inc.......................................     436,395      12,655,455
H.F. Ahmanson & Co..................................     479,962      15,598,765
H.J. Heinz Co.......................................   1,562,051      55,843,323
Halliburton Co......................................     552,281      33,274,930
Harcourt General Inc................................     300,523      13,861,623
Harnischfeger Industries Inc........................     200,867       9,666,724
Harrahs Entertainment Inc...........................     427,471       8,495,986
Harris Corp.........................................     172,162      11,814,617
Hasbro Inc..........................................     371,429      14,439,302
Helmerich & Payne Inc...............................     108,234       5,641,697
Hercules Inc........................................     456,015      19,722,649
Hershey Foods Corp..................................     646,139      28,268,581
Hewlett Packard Co..................................   4,278,524     214,995,831
HFS Inc.............................................     516,410      30,855,497
Hilton Hotels Corp. ................................   1,078,470      28,175,029
Home Depot Inc......................................   2,023,043     101,405,030
Homestake Mining Co.................................     589,358       8,398,352
Honeywell Inc. .....................................     538,962      35,436,751
Household International Inc.........................     415,633      38,342,144
Houston Industries Inc..............................   1,062,938      24,048,972
Humana Inc..........................................     675,527      12,919,454
IBM.................................................   2,189,162     330,563,462
Ikon Offices Solutions, Inc.........................     540,398      27,898,047
Illinois Tool Works Inc.............................     513,175      40,989,853
INCO Ltd............................................     679,330      21,653,644
Ingersoll Rand Co. .................................     453,263      20,170,204
Inland Steel Industries Inc.........................     204,149       4,082,980
Intel Corp..........................................   3,454,670     452,345,853
Intergraph Corp.....................................     203,608       2,086,982
International Flavors & Fragrances..................     453,194      20,393,730
International Paper Co..............................   1,258,555      50,814,158
Interpublic Group of Cos., Inc......................     348,858      16,570,755

The accompanying notes are an integral part of the financial statements.

                             SAI-113

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
ITT Corp............................................     484,370   $  21,009,549
ITT Hartford Group Inc. ............................     501,457      33,848,347
ITT Industries Inc..................................     487,542      11,944,779
J.C. Penney Co., Inc................................     949,578      46,291,927
J.P. Morgan & Co., Inc. ............................     784,375      76,574,609
James River Corp. of Virginia ......................     381,898      12,650,371
Jefferson-Pilot Corp. ..............................     319,780      18,107,543
John Harland Co. ...................................     157,301       5,190,933
Johnson & Johnson...................................   5,625,583     279,872,754
Johnson Controls Inc................................     173,243      14,357,514
Jostens Inc. .......................................     209,340       4,422,308
K Mart Corp.........................................   2,030,504      21,066,479
Kaufman & Broad Home Corp. .........................     169,236       2,178,914
Kellogg Co..........................................     874,630      57,397,594
Kerr McGee Corp.....................................     220,182      15,853,104
Keycorp.............................................     964,526      48,708,563
Kimberly-Clark Corp. ...............................   1,202,666     114,553,936
King World Productions Inc..........................     157,707       5,815,446
Knight-Ridder Inc...................................     399,811      15,292,771
Kroger Co...........................................     534,017      24,831,790
Laidlaw Inc. Class B................................   1,179,790      13,567,585
Limited, Inc........................................   1,147,340      21,082,373
Lincoln National Corp...............................     436,970      22,940,925
Liz Claiborne Inc...................................     355,274      13,722,458
Lockheed Martin Corp................................     840,073      76,866,679
Loews Corp..........................................     507,749      47,855,343
Longs Drug Stores Corp. ............................     102,354       5,028,140
Louisiana Land & Exploration Co. ...................     145,861       7,821,796
Louisiana-Pacific Corp..............................     410,942       8,681,150
Lowes Cos., Inc.....................................     727,939      25,841,834
LSI Logic Corp......................................     544,806      14,573,561
Luby's Cafeterias Inc...............................       7,200         143,100
Lucent Technologies Inc.............................   2,687,164     124,281,335
Mallinckrodt Inc....................................     325,355      14,356,289
Manor Care Inc......................................     281,611       7,603,497
Marriott International Inc..........................     567,798      31,370,839
Marsh & McLennan Cos., Inc..........................     316,112      32,875,648
Masco Corp. ........................................     693,723      24,974,028
Mattel Inc..........................................   1,191,015      33,050,666
May Department Stores Co............................   1,050,478      49,109,846
Maytag Corp. .......................................     408,176       8,061,476
MBIA Inc............................................     180,400      18,265,500
MBNA Corp...........................................     961,164      39,888,306
McDermott International Inc.........................     228,134       3,792,728
McDonald's Corp.....................................   2,953,464     133,644,246
McDonnell Douglas Corp..............................     914,209      58,509,376
McGraw-Hill Inc.....................................     434,668      20,049,062
MCI Communications Corp.............................   2,885,582      94,322,462
Mead Corp...........................................     228,275      13,268,484
Medtronic Inc.......................................   1,014,591      68,992,188

The accompanying notes are an integral part of the financial statements.

                             SAI-114

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
Mellon Bank Corp....................................     575,619   $  40,868,949
Mercantile Stores Co., Inc. ........................     123,173       6,081,667
Merck & Co., Inc....................................   5,081,373     402,698,810
Meredith Corp.......................................     113,050       5,963,388
Merrill Lynch & Co., Inc............................     706,988      57,619,522
MFS Communications Co., Inc.........................     229,700      12,518,650
MGIC Investment Corp. ..............................     255,944      19,451,744
Micron Technology Inc. .............................     874,127      25,458,949
Microsoft Corp. ....................................   5,026,722     415,332,905
Millipore Corp......................................     193,188       7,993,154
Minnesota Mining & Manufacturing Co.................   1,761,177     145,957,544
Mobil Corp. ........................................   1,664,363     203,468,377
Monsanto Co.........................................   2,503,750      97,333,281
Moore Corp., Ltd....................................     386,117       7,867,134
Morgan Stanley Group Inc............................     653,781      37,347,240
Morton International Inc............................     617,001      25,142,791
Motorola Inc........................................   2,493,803     153,057,159
NACCO Industries Inc. Class A.......................      46,446       2,484,861
Nalco Chemical Co. .................................     272,337       9,838,174
National City Corp. ................................     936,096      42,007,308
National Semiconductor Corp.........................     578,744      14,106,885
National Service Industries Inc.....................     225,187       8,416,364
NationsBank Corp....................................   1,222,716     119,520,489
Navistar International Corp.........................     287,313       2,621,731
New York Times Co. Class A..........................     372,557      14,157,166
Newell Co...........................................     706,621      22,258,561
Newmont Mining Corp.................................     406,412      18,186,937
Niagara Mohawk Power Corp. .........................     568,356       5,612,516
Nicor Inc...........................................     209,128       7,476,326
Nike Inc. ..........................................   1,229,803      73,480,729
Noram Energy Corp...................................     567,059       8,718,532
Nordstrom Inc.......................................     336,962      11,941,091
Norfolk Southern Corp...............................     536,754      46,965,975
Northern States Power Co. ..........................     284,460      13,049,603
Northern Telecom Ltd................................   1,049,681      64,949,012
Northrop Grumman Corp...............................     221,323      18,314,478
Norwest Corp........................................   1,562,919      67,986,976
Novell Inc..........................................   1,453,003      13,758,122
Nucor Corp..........................................     367,326      18,733,626
NYNEX Corp..........................................   1,861,220      89,571,212
Occidental Petroleum Corp...........................   1,333,689      31,174,980
Ohio Edison Co. ....................................     621,069      14,129,320
ONEOK Inc...........................................     111,858       3,355,740
Oracle Corp.........................................   2,771,969     115,729,706
Oryx Energy Co......................................     470,967      11,656,433
Owens Corning Fiberglas Corp........................     215,662       9,192,593
PACCAR Inc. ........................................     164,985      11,218,980
Pacific Enterprises ................................     349,626      10,619,890
Pacific Gas & Electric Co...........................   1,712,908      35,971,068
Pacific Telesis Group ..............................   1,794,478      65,947,066

The accompanying notes are an integral part of the financial statements.

                             SAI-115

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
PacifiCorp..........................................   1,231,974   $  25,255,467
Pall Corp. .........................................     526,896      13,435,848
PanEnergy Corp......................................     650,042      29,251,890
Parker Hannifin Corp................................     321,709      12,466,224
PECO Energy Co......................................     936,844      23,655,311
Pennzoil Co.........................................     192,419      10,871,674
Peoples Energy Corp.................................     156,631       5,305,875
Pep Boys--Manny, Moe & Jack.........................     261,072       8,027,964
PepsiCo Inc.........................................   6,527,328     190,924,344
Perkin-Elmer Corp...................................     209,872      12,356,214
Pfizer Inc..........................................   2,723,850     225,739,069
Pharmacia & Upjohn Inc..............................   2,102,331      83,304,866
Phelps Dodge Corp...................................     282,861      19,093,118
Philip Morris Cos., Inc.............................   3,429,208     386,214,551
Phillips Petroleum Co...............................   1,126,217      49,835,102
Pioneer HI-Bred International Inc...................     349,291      24,450,370
Pitney Bowes Inc....................................     640,070      34,883,815
Placer Dome Inc.....................................     928,287      20,190,242
PNC Bank Corp.......................................   1,442,187      54,262,286
Polaroid Corp.......................................     159,980       6,959,130
Potlatch Corp.......................................     121,723       5,234,089
PP&L Resources Inc..................................     648,466      14,914,718
PPG Industries Inc. ................................     788,908      44,277,461
Praxair Inc.........................................     659,325      30,411,366
Price Costco Inc....................................     874,428      21,970,004
Procter & Gamble Co. ...............................   2,874,241     308,980,907
Providian Corp......................................     394,168      20,250,381
Public Service Enterprise Group Inc.................   1,005,519      27,400,393
Pulte Corp. ........................................     115,293       3,545,260
Quaker Oats Co. ....................................     569,122      21,697,776
R.R. Donnelley & Sons Co. ..........................     632,671      19,850,053
Ralston Purina Co. .................................     455,585      33,428,549
Raychem Corp........................................     193,388      15,495,214
Raytheon Co.........................................   1,007,387      48,480,499
Reebok International Ltd............................     280,168      11,767,056
Republic New York Corp..............................     233,294      19,042,623
Reynolds Metals Co..................................     277,102      15,621,625
Rite Aid Corp. .....................................     484,278      19,250,051
Rockwell International Corp. .......................     931,546      56,707,863
Rohm & Haas Co......................................     276,614      22,578,618
Rowan Cos., Inc. ...................................     361,917       8,188,372
Royal Dutch Petroleum Co............................   2,253,812     384,838,399
Rubbermaid Inc......................................     623,526      14,185,217
Russell Corp........................................     165,523       4,924,309
Ryan's Family Steak Houses Inc......................      18,200         125,125
Ryder Systems Inc...................................     330,961       9,308,278
SAFECO Corp.........................................     561,417      22,140,883
Safety-Kleen Corp...................................     288,020       4,716,328
Salomon Inc.........................................     429,732      20,251,121
Santa Fe Energy Resources Inc.......................     403,223       5,594,719

The accompanying notes are an integral part of the financial statements.

                             SAI-116

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
Santa Fe Pacific Gold Corp..........................     548,813   $   8,438,000
Sara Lee Corp. .....................................   2,042,216      76,072,546
SBC Communications Inc..............................   2,554,540     132,197,445
Schering-Plough Corp................................   1,564,277     101,286,936
Schlumberger Ltd....................................   1,048,722     104,741,110
Scientific Atlanta Inc. ............................     315,599       4,733,985
Seagate Technology..................................   1,003,388      39,633,826
Seagram Co., Ltd....................................   1,517,177      58,790,609
Sears Roebuck & Co..................................   1,654,725      76,324,191
Service Corp. International ........................   1,011,513      28,322,364
Shared Medical Systems Corp.........................     103,058       5,075,607
Sherwin-Williams Co. ...............................     353,073      19,772,088
Shoneys Inc.........................................      14,600         102,200
Sigma Aldrich Corp..................................     212,715      13,281,393
Silicon Graphics Inc................................     733,428      18,702,414
Snap On Inc.........................................     262,788       9,361,823
Sonat Inc...........................................     372,334      19,175,201
Southern Co.........................................   2,821,764      63,842,410
Southwest Airlines Co...............................     604,890      13,383,191
Springs Industries Inc..............................      91,272       3,924,696
Sprint Corp.........................................   1,817,347      72,466,712
St. Jude Medical Inc................................     308,773      13,161,449
St. Paul Cos. Inc...................................     363,351      21,301,452
Stanley Works ......................................     370,416      10,001,232
Stone Container Corp. ..............................     433,760       6,452,180
Stride Rite Corp. ..................................     270,805       2,708,050
Sun Co., Inc........................................     296,608       7,229,820
Sun Microsystems Inc................................   1,568,810      40,298,807
Suntrust Banks Inc..................................     942,252      46,405,911
Supervalu Inc.......................................     283,759       8,051,662
Sysco Corp. ........................................     750,382      24,481,213
Tandem Computers Inc................................     502,065       6,903,394
Tandy Corp. ........................................     249,712      10,987,329
Tektronix Inc.......................................     149,373       7,655,366
Tele-Communications Inc.............................   2,709,051      35,386,979
Tellabs Inc.........................................     768,976      28,932,722
Temple Inland Inc...................................     230,273      12,463,526
Tenet Healthcare Corp...............................     911,190      19,932,281
Tenneco Inc.........................................     722,354      32,596,224
Texaco Inc..........................................   1,106,328     108,558,435
Texas Instruments Inc...............................     797,425      50,835,844
Texas Utilities Co..................................     950,985      38,752,639
Textron Inc.........................................     349,514      32,941,694
Thermo Electron Corp................................     628,800      25,938,000
Thomas & Betts Corp.................................     175,618       7,793,049
Time Warner Inc.....................................   2,405,266      90,197,475
Times Mirror Co.....................................     445,842      22,180,640
Timken Co. .........................................     179,201       8,220,846
TJX Cos., Inc.......................................     348,101      16,491,285
Torchmark Corp......................................     317,549      16,036,225

The accompanying notes are an integral part of the financial statements.

                             SAI-117

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
Toys R Us Inc.......................................   1,128,937   $  33,868,110
TransAmerica Corp. .................................     291,766      23,049,514
Travelers Inc.......................................   2,701,624     122,586,189
Tribune Co. ........................................     254,805      20,097,744
Trinova Corp. ......................................     110,404       4,015,946
TRW Inc. ...........................................     538,168      26,639,316
Tupperware Corp.....................................     278,179      14,917,349
Tyco International Ltd..............................     662,616      35,035,821
Unicom Inc..........................................     932,761      25,301,142
Unilever NV.........................................     660,865     115,816,591
Union Camp Corp.....................................     283,476      13,535,979
Union Carbide Corp..................................     556,858      22,761,571
Union Electric Co...................................     412,317      15,874,205
Union Pacific Corp..................................   1,029,340      61,889,067
Union Pacific Resources Group Inc...................   1,057,360      30,927,780
Unisys Corp.........................................     711,744       4,804,272
United Healthcare Corp..............................     770,961      34,693,245
United Technologies Corp............................   1,045,342      68,992,572
Unocal Corp.........................................   1,054,254      42,829,069
UNUM Corp...........................................     316,324      22,854,409
US Bancorp..........................................     652,123      29,304,777
US Surgical Corp....................................     227,311       8,950,371
US West Inc. Communications Group...................   1,989,354      64,156,666
US West Inc. Media Group............................   2,618,650      48,445,025
USAir Group Inc.....................................     296,139       6,922,249
USF&G Corp..........................................     496,247      10,359,156
USLIFE Corp.........................................     144,364       4,800,103
UST Inc.............................................     797,611      25,822,656
USX Marathon Group..................................   1,233,068      29,439,498
USX United States Steel.............................     354,590      11,125,261
VF Corp.............................................     271,405      18,319,838
Viacom Inc. Class B.................................   1,494,403      52,117,305
W.W. Grainger Inc. .................................     212,285      17,035,871
Wachovia Corp.......................................     701,514      39,635,541
Wal Mart Stores Inc.................................   9,660,078     220,974,284
Walgreen Co. .......................................   1,055,184      42,207,360
Walt Disney Co......................................   2,856,303     198,870,096
Warner Lambert Co. .................................   1,153,119      86,483,925
Wells Fargo & Co....................................     401,205     108,225,049
Wendy's International Inc...........................     488,965      10,023,783
Western Atlas Inc...................................     224,606      15,918,950
Westinghouse Electric Corp. ........................   2,619,052      52,053,658
Westvaco Corp.......................................     421,239      12,110,621
Weyerhaeuser Co.....................................     823,839      39,029,373
Whirlpool Corp. ....................................     311,527      14,524,946
Whitman Corp. ......................................     438,451      10,029,567
Willamette Industries Inc. .........................     223,968      15,593,772
William Wrigley Jr. Co..............................     481,424      27,080,100
Williams Cos., Inc..................................     666,126      24,979,706
Winn Dixie Stores Inc...............................     585,324      18,510,872

The accompanying notes are an integral part of the financial statements.

                             SAI-118

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND AND
S&P 500 INDEX FUND WITH FUTURES

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)

December 31, 1996
                                                        SHARES          VALUE
---------------------------------------------------   ------------- ---------------
WMX Technologies Inc................................    2,050,935  $    66,911,754
Woolworth Corp......................................      553,368       12,104,925
Worldcom Inc........................................    2,498,276       65,111,318
Worthington Industries..............................      327,239        5,931,207
WR Grace & Co.......................................      385,792       19,964,736
Xerox Corp..........................................    1,396,717       73,502,232
                                                                  ---------------
Total Common Stock
  (Cost $16,749,902,506)............................               $23,903,350,103
                                                                  ---------------
                                                       PRINCIPAL
                                                        AMOUNT
U.S. GOVERNMENT OBLIGATIONS -0.1%
U.S. Treasury Bills 4.90% 06-Mar-97 (a)              $ 20,000,000       19,825,778
U.S. Treasury Bills 4.96% 06-Mar-97 (a) ............    1,000,000          991,182
U.S. Treasury Bills 5.05% 06-Mar-97 (a) ............    1,000,000          991,031
                                                                  ---------------
Total U.S. Government Obligations ..................                    21,807,991
                                                                  ---------------
STATE STREET BANK AND TRUST COMPANY INVESTMENT
 FUNDS FOR TAX EXEMPT RETIREMENT PLANS -1.9%            UNITS
                                                    -------------
SHORT TERM INVESTMENT FUND .........................  461,865,914      461,865,914
--------------------------------------------------- ------------- ---------------
TOTAL INVESTMENTS--100%
  (Cost $17,233,576,411) ...........................               $24,387,024,008
=================================================== ============= ===============



(a) At December 31, 1996, U.S. Treasury Bills were pledged to cover margin requirements for open futures contracts.

-----------------------------------------------------------------------------

   The following long futures contracts were open at December 31, 1996:

 FUTURES                  NUMBER OF              MATURITY      UNREALIZED
CONTRACT                  CONTRACTS                DATE       GAIN (LOSS)
-------------- ------------------------------ ------------- --------------
S&P 500 Index                950                March, 1997   $(4,403,275)
                                                            ==============
               (Notional Amount $358,040,775)

The accompanying notes are an integral part of the financial statements.

                             SAI-119

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of the
State Street Bank and Trust Company
Russell 2000 Fund and the
State Street Bank and the Trust Company
Russell 2000 Non-Lending Fund

In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company Russell 2000 Fund and the State Street Bank and Trust Company Russell 2000 Non-Lending Fund (the "Funds") at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and their selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
March 26, 1997


The accompanying notes are an integral part of the financial statements.

                             SAI-120

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Statement of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------

 ASSETS
Investment in securities, at value (cost $947,561,017) .........  $  984,818,322
Collateral held for loaned securities, at value ................      64,003,544
Receivable for investments sold ................................          10,366
Dividends receivable ...........................................       1,171,346
Interest and other receivables .................................         231,732
---------------------------------------------------------------- ---------------
   Total assets ................................................   1,050,235,310
---------------------------------------------------------------- ---------------
LIABILITIES
Collateral on securities loaned ................................      64,003,544
Variation margin payable .......................................         310,888
Accrued expenses ...............................................          50,616
---------------------------------------------------------------- ---------------
   Total liabilities ...........................................      64,365,048
---------------------------------------------------------------- ---------------
NET ASSETS .....................................................  $  985,870,262
================================================================ ===============
Russell 2000 Fund:
 49,457,774 units outstanding, at $19.24 per unit net asset
 value .........................................................  $  951,404,626
Russell 2000 Non-Lending Fund:
 1,791,660 units outstanding, at $19.24 per unit net asset value      34,465,636
---------------------------------------------------------------- ---------------
                                                                  $  985,870,262
================================================================ ===============

The accompanying notes are an integral part of the financial statements.


                             SAI-121

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Statement of Operations*
Year ended December 31, 1996**

-----------------------------------------------------------------------------

 INVESTMENT INCOME
Dividends (net of taxes withheld of $122) ..................................   $ 10,985,753
Interest ...................................................................      1,796,194
Securities lending fee income, net of related expenses (Note 3)  ...........        399,647
---------------------------------------------------------------------------- --------------
  Total investment income ..................................................     13,181,594
---------------------------------------------------------------------------- --------------
EXPENSES
Audit ......................................................................         25,230
Custody ....................................................................        381,646
---------------------------------------------------------------------------- --------------
  Total expenses ...........................................................        406,876
---------------------------------------------------------------------------- --------------
Net investment income ......................................................     12,774,718
---------------------------------------------------------------------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss):
 Investments ...............................................................    174,309,587
 Futures contracts .........................................................      2,101,712
---------------------------------------------------------------------------- --------------
                                                                                176,411,299
---------------------------------------------------------------------------- --------------
Net change in unrealized appreciation (depreciation):
 Investments ...............................................................    (71,757,270)
 Futures contracts .........................................................       (112,775)
---------------------------------------------------------------------------- --------------
                                                                                (71,870,045)
---------------------------------------------------------------------------- --------------
Net realized and unrealized gain (loss) on investments and futures contracts    104,541,254
---------------------------------------------------------------------------- --------------
Net increase (decrease) in net assets resulting from operations  ...........   $117,315,972
============================================================================ ==============

------------
*      The Russell 2000 Non-Lending Fund commenced operations on September 30,
       1996.
**     See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

                             SAI-122

 STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Statement of Changes in Net Assets

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               ----------------------------
                                                                                    1996*          1995
------------------------------------------------------------------------------ -------------- -------------
FROM OPERATIONS**
 Net investment income........................................................   $ 12,774,718  $    806,636
 Net realized gain (loss) on investments and futures contracts  ..............    176,411,299     3,720,072
 Net change in unrealized appreciation (depreciation) on investments and
  futures contracts ..........................................................    (71,870,045)  110,075,573
------------------------------------------------------------------------------ -------------- -------------
Net increase (decrease) in net assets resulting from operations  .............    117,315,972   114,602,281
------------------------------------------------------------------------------ -------------- -------------
Distribution of securities lending fee income (Note 3) .......................       (399,647)     (297,597)
------------------------------------------------------------------------------ -------------- -------------
FROM PARTICIPANT TRANSACTIONS
 Net increase (decrease) in net assets resulting from participant transactions    332,105,190    50,437,261
------------------------------------------------------------------------------ -------------- -------------
 Net increase (decrease) in net assets .......................................    449,021,515   164,741,945
NET ASSETS
 Beginning of year ...........................................................    536,848,747   372,106,802
------------------------------------------------------------------------------ -------------- -------------
 End of year .................................................................   $985,870,262  $536,848,747
============================================================================== ============== =============

------------
*      The Russell 2000 Non-Lending Fund commenced operations on September 30,
       1996.
**     See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

                             SAI-123

 STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)


                                                                   PERIOD ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                        1996       1995       1994       1993     1992(A)
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Net investment income (b) .........................   $   0.32   $   0.03   $   0.21   $   0.17  $   0.04
Distribution of securities lending fee income (c) .      (0.01)     (0.01)     (0.01)      0.00      0.00
Net realized and unrealized gain (loss) ...........       2.45       3.61      (0.46)      1.83      1.07
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Net increase (decrease)............................       2.76       3.63      (0.26)      2.00      1.11
NET ASSET VALUE
Beginning of period................................      16.48      12.85      13.11      11.11     10.00
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
End of period......................................   $  19.24   $  16.48   $  12.85   $  13.11  $  11.11
=================================================== ========== ========== ========== ========== =========
Total return (d)...................................      16.81%     28.33%     (1.98)%    18.00%    11.10%
=================================================== ========== ========== ========== ========== =========
Ratio of expenses to average net assets (e)(f) ....       0.06%      0.10%      0.07%      0.09%     0.39%
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Ratio of net investment income to average net
 assets (e)(f).....................................       1.80%      1.80%      1.61%      1.37%     1.88%
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Portfolio turnover.................................        131%       103%        48%        35%        1%
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Average broker commission per share (g)............   $   0.02        N/A        N/A        N/A       N/A
--------------------------------------------------- ---------- ---------- ---------- ---------- ---------
Net assets, end of period (000s)...................   $951,405   $536,849   $372,107   $451,119  $148,285
=================================================== ========== ========== ========== ========== =========


------------
(a)    The Russell 2000 Fund commenced operations on October 31, 1992.
(b) Net investment income has been calculated based on an average of units outstanding. Also, see Note 1 to the financial statements.
(c)    Zero amounts represent those which are less than $.005 per unit.
(d) Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and the end of the period and assumes reinvestment of distributions. The calculation includes only those expenses charged directly to the Russell 2000 Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(e)    1992 data annualized.
(f) 1995 ratio reflects net investment income and expenses attributable to the Russell 2000 Fund from its ownership in other collective investment funds.
(g) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying notes are an integral part of the financial statements.

                             SAI-124

 STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 NON-LENDING FUND
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                            1996(A)
------------------------------------------------------- --------------
Net investment income (b)..............................     $  0.09
Net realized and unrealized gain (loss)................        0.84
------------------------------------------------------- --------------
Net increase (decrease)................................        0.93
NET ASSET VALUE
Beginning of period....................................       18.31
------------------------------------------------------- --------------
End of period..........................................     $ 19.24
======================================================= ==============
Total return (c).......................................        5.08%
------------------------------------------------------- --------------
Ratio of expenses to average net assets (d)............        0.06%
------------------------------------------------------- --------------
Ratio of net investment income to average net assets
 (d)....................................................       1.80%
------------------------------------------------------- --------------
Portfolio turnover......................................        131%
------------------------------------------------------- --------------
Average broker commission per share (e).................    $  0.02
------------------------------------------------------- --------------
Net assets, end of period (000s)........................    $34,466
======================================================= ==============

------------
(a)    The Russell 2000 Non-Lending Fund commenced operations on September 30,
       1996.
(b) Net investment income has been calculated based on an average of units outstanding.
(c) Total return calculation (not annualized) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and the end of the period. The calculation includes only those expenses charged directly to the Russell 2000 Non-Lending Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(d)    1996 data annualized.
(e) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying notes are an integral part of the financial statements.

                             SAI-125

                     STATE STREET BANK AND TRUST COMPANY
                              RUSSELL 2000 FUND
                        RUSSELL 2000 NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Russell 2000 Fund and the State Street Bank and Trust Company Russell 2000 Non-Lending Fund (collectively, the "Funds") are equity pooled funds formed under a Declaration of Trust dated February 21, 1991, as amended and restated through July 19, 1991. Pursuant to the Declaration of Trust, the Russell 2000 Fund and the Russell 2000 Non-Lending Fund were formed under separate Fund Declarations effective September 30, 1992 and 1996, respectively. As stated in the Fund Declarations, the Funds' objective is to replicate, as closely as possible, the return of the Russell 2000 Index.

   From February 1, 1995 through June 17, 1996, the Russell 2000 Fund invested in two other State Street Bank collective investment funds, the Russell 2000 Grouth Fund and the Russell 2000 Value Fund. Effective June 18, 1996, the Russell 2000 Growth Fund and the Russell 2000 Value Fund ceased operations. All assets and liabilities of these funds were transferred to the Russell 2000 Fund. The results of operations of the Russell 2000 Growth Fund and the Russell 2000 Value Fund for the period January 1, 1996 through June 17, 1996 have been consolidated in the 1996 results of operations of the Russell 2000 Fund. The Russell 2000 Fund recorded a $174,542,657 realized gain on securities as a result of this transaction. Subsequent to this transaction, the Funds have invested directly in the securities contained in the Russell 2000 Index.

   The Funds may also invest in U.S. Treasury Bills, short-term fixed income securities, equity index futures, Standard & Poor's Depository Receipts ("SPDRs") traded on the American Stock Exchange, certain other derivative instruments, and units in short-term commingled investment funds maintained by the Trustee, as well as shares of money market funds and short-term mutual funds for which the Trustee acts as investment advisor. State Street Bank is the Funds' Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Funds' investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date, or if no sale price was reported on the valuation date, the last published sale price. Short-term investments are stated at amortized cost which approximates market. Investments in registered investment companies or other State Street Bank Investment Funds for Tax Exempt Retirement Plans are valued at the net asset value per share/unit on the valuation date. Futures contracts are valued at the settlement price established each day on the board of trade or exchange upon which they are traded.

 B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Funds in connection with the issuance and redemption of units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold are determined using

                             SAI-126

                     STATE STREET BANK AND TRUST COMPANY
                              RUSSELL 2000 FUND
                        RUSSELL 2000 NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

the average cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income is recorded on the accrual basis and is increased by accretion of discount and reduced by amortization of premium.

   The Russell 2000 Growth Fund and the Russell 2000 Value Fund retained all net investment income (excluding securities lending fee income) and net realized gains. Accordingly, 1996 and 1995 realized and unrealized gains and losses reported by the Russell 2000 Fund include a component attributable to net investment income.

 C. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Funds are exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset values of the Funds are determined on each business day (valuation date). Issuances and redemptions of participant units are made based upon the closing market value of the securities bought or sold as of the valuation date, adjusted for the related market effect and transaction costs described below.

   Transaction costs and market effect associated with the investment of proceeds from the issuance of Fund units or those incurred upon the disposition of investments to settle redemption of Fund units are allocated to the applicable participant. Transaction costs include brokerage commissions, taxes and other direct costs related to security transactions. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date.

 E. EXPENSES

   According to the Declaration of Trust, the Funds may pay certain expenses for services received during the year. The Trustee is paid a custody fee at the annual rate of $50,000 plus .0125% of the net asset value of assets custodied, and a transaction charge of $15 per trade for equity trades and $275 for futures transactions.

 F. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income (excluding securities lending fee income) and net realized gains are retained by the Funds. Income generated by securities lending is distributed monthly to participants monthly to participants of the Russell 2000 Fund.

 G. FUTURES CONTRACTS


   The Funds may use futures contracts to manage their exposure to the equity market. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments. Futures contracts involve, to varying degrees, credit


                             SAI-127

                     STATE STREET BANK AND TRUST COMPANY
                              RUSSELL 2000 FUND
                        RUSSELL 2000 NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

and market risks. The Funds enter into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instrument or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited.

   Upon entering into a futures contract, the Funds are required to deposit either in cash or in securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Funds periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Funds. A gain or loss is realized when the contract is closed or expires.

 H. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES LENDING PROGRAM

   The participants in the Russell 2000 Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the Russell 2000 Non-Lending Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of each of the Funds. Each of the Funds maintains a divided pro-rata interest in the combined assets and liabilities (including each investment security position) proportionate to the net asset value of the outstanding combined units of the Funds. All interfund transactions have been eliminated in the combined financial statements.

   Under the Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 102% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the fair market value of the loaned securities. At December 31, 1996, the value of the securities loaned by the Lending Fund was $60,810,020 against which was held cash collateral of $64,003,544. Cash collateral provided by the Borrowers is invested in a variety of registered investment companies. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any.

                             SAI-128

                     STATE STREET BANK AND TRUST COMPANY
                              RUSSELL 2000 FUND
                        RUSSELL 2000 NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

    State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.

   All income earned from lending activities is distributed monthly to the Lending Fund participants. Participants in each of the Funds may exchange their units for units of the other fund on any valuation date.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments and including transactions related to the Fund reorganization (see Note 1) and in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $1,235,036,580 and $934,353,813, respectively, resulting in a net realized gain (loss) of $174,347,592. This gain (loss) is prior to the recognition of the market effect and transaction costs associated with contributions and redemptions.

5. UNITS OF PARTICIPATION

   Participant transactions for the Funds were as follows:

                                                                 PERIOD ENDED DECEMBER 31,
                                                ----------------------------------------------------------
                                                             1996                          1995
                                                ----------------------------- ----------------------------
                                                     UNITS         AMOUNT          UNITS         AMOUNT
                                                ------------- --------------- ------------- --------------
RUSSELL 2000 FUND
Units issued....................................  26,821,340    $ 474,201,831   10,327,958    $145,764,191
Units redeemed..................................  (9,933,191)    (174,945,263)  (6,710,651)    (95,326,930)
                                                ------------- --------------- ------------- --------------
  Total.........................................  16,888,149    $ 299,256,568    3,617,307    $ 50,437,261
                                                ============= =============== ============= ==============
RUSSELL 2000 NON-LENDING FUND
Units issued....................................   1,791,660    $  32,848,622
Units redeemed..................................          --               --
                                                ------------- ---------------
  Total.........................................   1,791,660    $  32,848,622
                                                ------------- ---------------
Net increase (decrease) in units and net assets
 resulting from participant transactions .......  18,679,809    $ 332,105,190
                                                ============= ===============


   The Non-Lending Fund commenced operations on September 30, 1996. Initial Non-Lending Fund units had an offering price equivalent to the net asset value per unit of the Lending Fund on the commencement date.

RUSSELL 2000 FUND

   Units in excess of 10% of the Lending Fund's units outstanding at December 31, 1996 held by one of the Lending Fund's 40 unitholders aggregated 49% of the Lending Fund's total units outstanding.

                             SAI-129

                     STATE STREET BANK AND TRUST COMPANY
                              RUSSELL 2000 FUND
                        RUSSELL 2000 NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

    During the year ended December 31, 1996, the net market effect and transaction costs (absorbed by) credited to participants in issuance and redemption of Lending Fund units were $67,015.

RUSSELL 2000 NON-LENDING FUND

   All of the Non-Lending Fund's units outstanding at December 31, 1996 were held by two unitholders. Both unitholders held more than 10% of the Non-Lending Fund's total units outstanding.

   During the period ended December 31, 1996, the net market effect and transaction costs (absorbed by) credited to participants in issuance and redemption of Non-Lending Fund units were $(29,010).

   A redemption by one or more unitholders individually holding 10% or more of Funds' units may cause the remaining unitholders to bear proportionately higher operating expenses and otherwise adversely affect the Funds' future liquidity and investment operations. As described under "Issuances and Redemptions of Units of Participation", however, redeeming unitholders bear the transaction costs and market effect arising from any redemption of units; additionally, in certain circumstances, redemptions may be made on an in-kind basis. These practices may tend to mitigate the potential adverse effects of such redemptions.

                             SAI-130

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996


                                                        SHARES        VALUE
--------------------------------------------------- ------------ --------------
COMMON STOCK 96.1%
1st Source Corp. ...................................    10,991     $   269,280
20th Century Industries.............................    65,800       1,110,375
3D Systems Corp. ...................................     6,800          86,700
3DO Co. ............................................    15,100          72,669
7th Level Inc. .....................................    13,300          49,875
A. O. Smith Corp. ..................................    21,500         642,312
A. Schulman Inc. ...................................    52,400       1,283,800
A. T. Cross Co. ....................................    15,200         176,700
A.M. Castle & Co. ..................................    16,050         308,963
Aames Financial Corp. ..............................    20,300         728,262
AAR Corp. ..........................................    20,800         629,200
Aaron Rents Inc. ...................................    19,900         278,600
ABC Rail Products Corp. ............................    11,400         226,575
ABM Industries Inc. ................................    20,900         386,650
ABR Information Services Inc. ......................    14,375         566,016
ABT Building Products Corp. ........................    14,600         365,000
ACC Corp. ..........................................    20,000         605,000
Acceptance Insurance Cos., Inc. ....................    16,700         329,825
Access Health Marketing Inc. .......................    18,750         839,062
Acclaim Entertainment Inc. .........................    42,900         139,425
Ackerley Communications, Inc. ......................    25,400         298,450
Acme Metals Inc. ...................................    15,800         306,125
Acordia Inc. .......................................    18,200         527,800
ACT Networks Inc. ..................................    13,900         507,350
Actel Corp. ........................................    26,200         622,250
Action Performance Cos., Inc. ......................     7,100         127,800
Activision Inc. ....................................    18,700         240,763
Acuson Corp. .......................................    29,400         716,625
ACX Technologies....................................    18,600         369,675
Acxiom Corp. .......................................    68,000       1,632,000
Adac Laboratories...................................    25,500         608,812
Adelphia Communications Corp. ......................    21,300         122,475
Adolph Coors Co. ...................................    51,800         984,200
Advanced Energy Industries Inc. ....................     3,100          16,663
Advanced Lighting Technologies Inc. ................     3,300          80,025
Advanced Polymer Systems Inc. ......................    22,100         168,513
Advanced Technology Laboratories Inc. ..............    20,800         644,800
Advanced Tissue Sciences Inc. ......................    50,700         484,819
Advent Software Inc. ...............................     5,500         167,063
Advo Inc. ..........................................    31,700         443,800
Affiliated Computer Services Inc. ..................    35,600       1,059,100
AG Chemical Equipment Inc. .........................     5,300          96,725
AGL Resources Inc. .................................    74,200       1,567,475
Agouron Pharmaceuticals Inc. .......................    17,400       1,178,850
Air & Water Technologies Corp. .....................    25,300         145,475
Air Express International Corp. ....................    26,137         842,918
Airborne Freight Corp. .............................    26,700         624,112
Alamo Group Inc. ...................................    11,000         188,375
Alaska Air Group Inc. ..............................    19,900         417,900

The accompanying notes are an integral part of the financial statements.

                             SAI-131

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Albank Financial Corp. .............................    16,800     $   527,100
Albany International Corp. .........................    33,700         779,312
Alex Brown Inc. ....................................    19,400       1,406,500
Alexander & Alexander Services Inc. ................    55,500         964,312
Alexander's Inc. ...................................     5,200         411,450
Alfa Corp. .........................................    29,100         367,388
Aliant Communications Inc. .........................    50,800         863,600
Alkermes Inc. ......................................    19,200         446,400
Allen Group Inc. ...................................    31,900         709,775
Alliance Entertainment Corp. .......................    16,000          30,000
Alliance Pharmaceutical Corp. ......................    39,100         532,737
Alliance Semiconductor Corp. .......................    31,000         220,875
Alliant Techsystems Inc. ...........................    12,900         709,500
Allied Capital Commercial Corp. ....................    19,800         460,350
Allied Group Inc. ..................................    28,575         932,259
Allied Products Corp. ..............................    13,100         389,725
Allied Waste Industries Inc. .......................    82,400         762,200
Alltrista Corp. ....................................     9,625         247,844
Allwaste Inc. ......................................    38,700         198,338
Alpharma Inc. ......................................    18,600         265,050
Alteon Inc. ........................................    25,000         131,250
Alternative Resources Corp. ........................    17,100         297,113
Altron Inc. ........................................    19,450         408,450
Amax Gold Inc. .....................................    64,900         413,737
AMC Entertainment Inc. .............................     2,800          40,250
Amcast Industrial Corp. ............................    10,600         262,350
Amcol International Corp. ..........................    24,300         382,725
Amcore Financial Inc. ..............................    15,835         423,586
Amerco..............................................    21,900         766,500
America West Airlines Inc. .........................    65,815       1,044,813
American Annuity Group Inc. ........................     9,793         138,326
American Bankers Insurance Group Inc. ..............    28,000       1,431,500
American Buildings Co. .............................     5,600         133,700
American Business Information, Inc. ................    14,200         315,950
American Business Products Inc. ....................    17,812         447,526
American Eagle Outfitters, Inc. ....................     4,300          33,863
American Federal Bank FSB...........................    15,000         283,125
American Financial Enterprises Inc. ................     2,300          63,825
American Freightways Corp. .........................    28,500         317,063
American Health Properties Inc. ....................    28,500         680,437
American Heritage Life Insurance Corp. .............    11,115         291,769
American HomePatient Inc. ..........................    10,200         277,950
American Homestar Corp. ............................     6,700         152,425
American Media Inc. ................................    55,100         323,713
American Medical Response...........................    25,300         822,250
American Mobile Satellite Corp. ....................    23,100         282,975
American Oncology Resources Inc. ...................    64,800         664,200
American Paging Inc. ...............................       200             938
American Radio Systems Corp. .......................    20,800         566,800
American Satellite Network Industries--WTS (b) .....     1,750               0

The accompanying notes are an integral part of the financial statements.

                             SAI-132

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
American Telecasting Inc. ..........................    11,200     $    64,400
Americredit Corp. ..................................    41,200         844,600
Amerin Corp. .......................................    30,400         782,800
Amerisource Health Corp. ...........................    32,700       1,577,775
Ameron Inc. ........................................     4,800         247,800
Ametek Inc. ........................................    45,600       1,014,600
Amisys Managed Care Systems Inc. ...................    11,900         202,300
Amli Residential Properties Trust...................    12,900         301,538
Ampex Corp. ........................................    38,000         356,250
Amre Inc. (b).......................................    17,000          27,625
Amresco Inc. .......................................    19,100         510,925
Amvestors Financial Corp. ..........................    17,200         253,700
Amylin Pharmaceuticals Inc. ........................    29,000         377,000
Anadigics Inc. .....................................     7,300         286,525
Analogic Corp. .....................................    10,700         358,450
Analysts International Corp. .......................    19,174         541,665
Anchor Bancorp (Wisconsin) Inc. ....................     7,900         282,425
Anchor Gaming.......................................     8,500         342,125
Ancor Communications Inc. ..........................     7,400         103,600
Angeion Corp. ......................................    35,300         123,550
Angelica Corp. .....................................    13,800         263,925
Anixter International Inc. .........................    47,900         772,387
Ann Taylor Stores Corp. ............................    32,000         560,000
Antec Corp. ........................................    21,700         195,300
Apartment Investment & Management Co. ..............    16,500         466,125
Aphton Corp. .......................................     6,200         120,900
APL Ltd.............................................    32,600         770,175
Apogee Enterprises Inc. ............................    19,100         759,225
Apple South Inc. ...................................    33,500         452,250
Applebees International Inc. .......................    42,900       1,179,750
Applied Digital Access Inc. ........................    13,600          74,800
Applied Industrial Technologies Inc. ...............    15,975         445,303
Applied Innovation Inc. ............................    12,300          75,338
Applied Magnetics Corp. ............................    33,107         989,072
Applied Power Inc. .................................    16,700         661,737
Applix Inc. ........................................    12,400         271,250
APS Holding Corp. ..................................    19,400         300,700
Aptargroup Inc. ....................................    24,400         860,100
Aquarion Co. .......................................     9,700         270,388
Aquila Gas Pipeline Corp. ..........................     5,800          92,075
Arbor Drugs Inc. ...................................    36,618         636,238
Arbor Health Care Co. ..............................     8,100         210,600
Arbor Software Corp. ...............................    16,100         390,425
Arcadian Corp. .....................................    51,500       1,364,750
Arch Communications Group Inc. .....................    26,821         251,447
Arctic Cat Inc. ....................................    30,000         296,250
Argonaut Group Inc. ................................    24,400         750,300
Argosy Gaming Corp. ................................    14,800          68,450
Argyle Television Inc. .............................    14,500         355,250
Armco Inc. .........................................   118,300         487,987

The accompanying notes are an integral part of the financial statements.

                             SAI-133

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Armor All Products Corp. ...........................    13,200     $   250,800
Arnold Industries Inc. .............................    28,400         450,850
Arrow International Inc. ...........................    15,700         451,375
Arthrocare Corp. ...................................     5,000          36,250
Arthur J. Gallagher & Co. ..........................    19,300         598,300
Arvin Industries Inc. ..............................    29,700         735,075
Ascent Entertainment Group Inc. ....................     7,900         127,388
Ashland Coal Inc. ..................................    11,800         327,450
Aspen Technology Inc. ..............................    14,100       1,131,525
Associated Banc Corp. ..............................    22,825         970,062
Associated Estates Realty Corp. ....................    15,500         368,125
Associated Group Inc. ..............................     8,600         264,450
AST Research Inc. ..................................    45,677         191,272
Astea International Inc. ...........................     8,800          50,050
Astoria Financial Corp. ............................    24,100         888,687
ATC Communications Group Inc. ......................    22,900         303,425
Atlantic Energy Inc. ...............................    71,800       1,229,575
Atlantic Southeast Airlines Inc. ...................    31,800         695,625
Atlantic Telecommunications Network Inc.  ..........     6,800         103,700
Atmos Energy Corp. .................................    20,600         491,825
ATS Medical Inc. ...................................    18,300         141,825
Atwood Oceanics Inc. ...............................     6,700         425,450
Aura Systems Inc. ..................................    89,000         194,688
Auspex Systems Inc. ................................    35,300         410,362
Authentic Fitness Corp. ............................    24,700         296,400
Avalon Properties Inc. .............................    38,700       1,112,625
Avant Corp. ........................................    19,526         619,950
Avatar Holdings Inc. ...............................    10,100         323,200
Aviall Inc. ........................................    19,100         176,675
Avid Technology Inc. ...............................    27,800         288,425
Avondale Industries Inc. ...........................    17,100         367,650
Aztar Corp. ........................................    60,200         421,400
Baby Superstore Inc. ...............................    14,400         345,600
Bacou USA Inc. .....................................     3,000          49,875
Baldor Electric Co. ................................    27,235         670,662
Baldwin & Lyons Inc. ...............................    16,100         295,838
Ball Corp. .........................................    41,200       1,071,200
Ballard Medical Products............................    37,600         700,300
Bally's Grand, Inc. ................................       940          33,840
Bancorpsouth Inc. ..................................    25,890         718,447
Banctec Inc. .......................................    28,582         589,504
Bank of Granite Corp. ..............................    12,475         361,775
Bankatlantic Bancorp Inc., Class B..................    11,400         152,475
Bankatlantic Bancorp Inc., Class A..................     1,524          19,812
Bankers Corp. ......................................    16,920         340,515
Bankers Life Holding Corp. .........................    24,700         617,500
Banknorth Group Inc. ...............................    10,000         415,000
Banta Corp. ........................................    42,550         973,331
Barefoot Inc. ......................................    17,600         279,400
Barnes Group Inc. ..................................     4,700         282,000

The accompanying notes are an integral part of the financial statements.

                             SAI-134

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Barnett Banks Inc. .................................    16,700     $   455,075
Barr Laboratories Inc. .............................     6,850         173,819
Barra Inc. .........................................     8,700         239,250
Barrett Resources Corp. ............................    42,570       1,814,546
Bassett Furniture Industries Inc. ..................    19,062         467,019
Battle Mountain Gold Co. ...........................   311,300       2,140,187
Bay Apartment Communities Inc. .....................    25,800         928,800
Bay State Gas Co. ..................................    18,500         522,625
Bay View Capital Corp. .............................     7,900         334,763
BBN Corp. ..........................................    29,100         654,750
BDM International Inc. .............................    20,100       1,090,425
BE Aerospace Inc. ..................................    25,000         678,125
Beacon Properties...................................    45,100       1,651,787
Belco Oil & Gas Corp. ..............................     9,200         251,850
Belden & Blake Corp. ...............................    14,200         362,100
Belden Inc. ........................................    32,200       1,191,400
Bell & Howell Co. ..................................    19,400         460,750
Benton Oil & Gas Co. ...............................    41,100         929,887
Berg Electric Corp. ................................     8,700         255,563
Berkshire Realty Co. , Inc. ........................    37,200         367,350
Berlitz International Inc. .........................     3,075          63,806
Berry Petroleum Co. ................................    24,600         353,625
Best Buy Co. , Inc. ................................    41,700         443,062
BET Holdings Inc. ..................................     9,200         264,500
Big Flower Press Holdings Inc. .....................    19,100         358,125
Billing Info Concepts Corp. ........................    19,400         557,750
Bindley Western Industries Inc. ....................    10,000         193,750
Bio Rad Laboratories Inc. ..........................    14,800         444,000
Bio Technology General Corp. .......................    67,300         883,312
Biomatrix Inc. .....................................     9,200         147,200
Birmingham Steel Corp. .............................    39,000         741,000
Bisys Group Inc. ...................................    35,200       1,304,600
BJ Services Co. ....................................    50,687       2,585,037
Black Box Inc. .....................................    24,300       1,002,375
Black Hills Corp. ..................................    20,200         568,125
Blair Corp. ........................................    10,300         198,275
Block Drug Co. , Inc. ..............................    18,108         832,988
Blount International Inc. ..........................    15,150         581,381
BMC Industries Inc. ................................    39,200       1,234,800
BMC West Corp. .....................................    16,450         201,513
Bob Evans Farms Inc. ...............................    57,600         777,600
Boca Research Inc. .................................     6,800          70,550
BOK Financial Corp. ................................     6,967         188,109
Bombay Co. , Inc. ..................................    55,300         255,763
Books A Million Inc. ...............................     9,400          64,625
Boole & Babbage Inc. ...............................    23,475         586,875
Borg Warner Automotive Inc. ........................    19,000         731,500
Borg Warner Security Corp. .........................    14,200         152,650
Borland International Inc. .........................    45,600         247,950
Boston Beer Inc. ...................................    23,800         243,950

The accompanying notes are an integral part of the financial statements.

                             SAI-135

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Boston Technology Inc. .............................    31,200     $   897,000
Bowne & Co. , Inc. .................................    24,300         598,387
Box Energy Corp. ...................................    25,100         229,038
Boyd Gaming Corp. ..................................    33,800         278,850
Bradley Real Estate Inc. ...........................    24,364         438,552
BRC Holdings Inc. ..................................     7,600         340,100
BRE Properties Inc. ................................    43,582       1,078,654
Breed Technologies Inc. ............................    18,900         491,400
Brenton Banks Inc. .................................     7,145         197,381
Brightpoint Inc. ...................................    18,000         535,500
Bristol Hotel Co. ..................................    21,600         685,800
Brite Voice Systems Inc. ...........................    14,700         218,663
Broadband Technologies Inc. ........................    15,800         233,050
Broderbund Software Inc. ...........................    22,400         666,400
Brooktrout Technology Inc. .........................    13,500         378,000
Brown Group Inc. ...................................    25,000         459,375
Brush Wellman Inc. .................................    22,300         365,163
BT Office Products International Inc. ..............    16,100         142,888
Buckeye Cellulose Corp. ............................    20,400         543,150
Buffets Inc. .......................................    61,905         564,883
Burlington Coat Factory Warehouse Corp. ............    24,200         314,600
Burlington Industries, Inc. ........................    86,200         948,200
Burnham Pacific Properties Inc. ....................    23,300         349,500
Burr-Brown Corp. ...................................    22,800         592,800
Bush Boake Allen Inc. ..............................     7,900         210,338
Bush Industries Inc. ...............................    13,850         266,613
Butler Manufacturing Co. ...........................     8,750         354,375
BWIP Holding Inc. ..................................    33,500         552,750
C D I Corp. ........................................    13,900         394,412
C Tec Corp. ........................................    17,300         419,525
C-Cor Electronics Inc. .............................    14,400         190,800
Cable Design Technologies Corp. ....................    22,850         711,206
Cabot Oil & Gas Corp. ..............................    26,900         460,662
Caere Corp. ........................................    21,900         251,850
CAI Wireless Systems Inc. ..........................    38,710          38,710
Cairn Energy USA Inc. ..............................    22,500         225,000
Cal Fed Bancorp Inc. ...............................    63,380       1,552,810
Calgene Inc. .......................................    41,900         209,500
Calgon Carbon Corp. ................................    52,800         646,800
Cali Reality Corp. .................................    21,000         648,375
California Amplifier Inc. ..........................    19,800         121,275
California Microwave Inc. ..........................    23,600         351,050
California Water Service Co. .......................     9,400         394,800
Calmat Co. .........................................    27,100         508,125
Cambrex Corp. ......................................    16,050         525,637
Camco International Inc. ...........................    34,400       1,586,700
Camden Property Trust...............................    20,300         581,087
Canandaigua Wine Co. , Inc. ........................    22,200         743,700
Cannondale Corp. ...................................    10,400         234,000
Capital Reinsurance Corp. ..........................    15,700         732,012

The accompanying notes are an integral part of the financial statements.

                             SAI-136

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Capital Southwest Corp. ............................     3,500     $   252,000
Capitol American Financial Corp. ...................     5,200         189,150
Capmac Holdings Inc. ...............................     5,200         172,250
Capstead Mortgage Corp. ............................    49,625       1,191,000
Capstone Pharmacy Services Inc. ....................    15,300         174,038
Capsure Holdings Corp. .............................    15,400         175,175
Caraustar Industries Inc. ..........................    33,700       1,120,525
Carlisle Cos., Inc. ................................    18,600       1,125,300
Carmike Cinemas Inc. ...............................    14,200         360,325
Carolina First Corp. ...............................    13,900         269,313
Carpenter Technology Corp. .........................    21,300         780,112
Carr America Realty Corp. ..........................    45,500       1,330,875
Carrington Laboratories Inc. .......................    11,900          92,225
Carson Pirie Scott & Co. ...........................    22,900         578,225
Carter Wallace Inc. ................................    31,400         490,625
Cascade Corp. ......................................    13,500         217,688
Caseys General Stores Inc. .........................    35,700         669,375
Cash America International Inc. ....................    40,000         340,000
Casino America Inc. ................................    27,922          89,001
Casino Data Systems.................................    13,400          92,125
Casino Magic Corp. .................................    43,400         107,144
Castle & Cooke, Inc. ...............................    21,100         334,963
Catalina Marketing Corp. ...........................    26,900       1,482,862
Catellus Development Corp. .........................   101,400       1,153,425
Cato Corp. .........................................    27,550         137,750
Cavalier Homes Inc. ................................    15,625         179,688
CBL & Associates Properties Inc. ...................    28,500         737,437
CBT Corp. ..........................................     9,600         264,000
CCB Financial Corp. ................................    20,550       1,402,537
Cellpro Inc. .......................................    21,300         266,250
Cellstar Corp. .....................................    13,600         244,800
Cellular Communications International Inc.  ........    14,400         417,600
Cellular Communications of Puerto Rico..............    15,500         306,125
Cellular Technical Services Co. , Inc. .............    25,606         512,120
Cellularvision USA Inc. ............................     4,800          33,600
Centennial Cellular Corp. ..........................    21,515         260,869
Centennial Technologies Inc. .......................    16,200         842,400
Centerpoint Properties Corp. .......................    19,700         645,175
Centex Construction Products Inc. ..................    15,600         280,800
Centex Corp. .......................................    40,400       1,520,050
Central Hudson Gas & Electric Corp. ................    23,900         749,862
Central Louisiana Electric Co. , Inc. ..............    30,200         834,275
Central Maine Power Co. ............................    45,000         523,125
Central Parking Corp. ..............................     7,100         237,850
Centura Banks Inc. .................................    32,300       1,441,387
Century Communications Corp. .......................    45,800         260,488
Cephalon Inc. ......................................    34,400         705,200
Cerner Corp. .......................................    32,600         505,300
CFW Communications Co. .............................    18,000         398,250
Chad Therapeutics Inc. .............................    15,135         213,782

The accompanying notes are an integral part of the financial statements.

                             SAI-137

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Champion Enterprises Inc. ..........................    69,444      $1,354,158
Chancellor Braodcasting Co. ........................    23,600         560,500
Chaparral Steel Co. ................................     5,100          61,838
Charles E. Smith Residential........................    14,200         415,350
Charming Shoppes Inc. ..............................   128,200         649,012
Charter Power Systems Inc. .........................     8,800         268,400
Chase Brass Industries Inc. ........................    13,600         270,300
Checkfree Corp. ....................................    28,600         489,775
Cheesecake Factory..................................    12,300         222,938
Chelsea GCA Realty, Inc. ...........................    15,000         519,375
Chemed Corp. .......................................    11,500         419,750
Chemfirst Inc. .....................................    28,000         647,500
Chemical Financial Corp. ...........................    13,921         553,360
Chesapeake Corp. ...................................    29,000         909,875
Chicago Miniature Lamp Inc. ........................     5,750         238,625
Chips & Technologies Inc. ..........................    29,300         534,725
Chiquita Brands International Inc. .................    42,100         536,775
Chittenden Corp. ...................................    13,887         331,552
Chronimed Inc. .....................................    17,900         243,888
Church & Dwight Co. , Inc. .........................    24,800         567,300
Chyron Corp. .......................................   132,300         380,363
Ciber Inc. .........................................    11,800         354,000
CIDCO, Inc. ........................................    21,300         372,750
Cilcorp Inc. .......................................    18,300         670,237
Cincinnati Milacron Inc. ...........................    54,300       1,187,812
Circon Corp. .......................................    15,300         233,325
Citation Corp. .....................................     7,900          80,975
Citfed Bancorp Inc. ................................    10,350         341,550
Citizens Bancorp....................................    18,300       1,134,600
Citizens Banking Corp. .............................    15,400         485,100
Citizens Corp. .....................................     9,500         213,750
Citizens Utilities Co. .............................   107,952       1,200,966
Citrix Systems Inc. ................................    35,500       1,386,719
City National Corp. ................................    50,807       1,098,701
Cityscape Financial Corp. ..........................     8,100         212,625
CKE Restaurants Inc. ...............................    26,800         964,800
CKS Group Inc. .....................................     2,600          72,475
Claire's Stores Inc. ...............................    64,825         842,725
Clarcor Inc. .......................................    20,200         446,925
Clarify Inc. .......................................    14,400         691,200
Cleveland-Cliffs Inc. ..............................    14,000         635,250
Cliffs Drilling Co. ................................     9,800         619,850
Clinicorp Inc. .....................................       500              47
Clintrials Research Inc. ...........................    12,150         276,413
CMAC Investment Corp. ..............................    31,800       1,168,650
CMG Information Services Inc. ......................     9,600         160,800
CML Group Inc. .....................................    72,800         245,700
CNB Bancshares Inc. ................................    25,857       1,079,530
CNS Inc. ...........................................    26,500         380,938
Coachmen Industries Inc. ...........................    21,300         604,387

The accompanying notes are an integral part of the financial statements.

                             SAI-138

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Coast Savings Financial Inc. .......................    24,600     $   900,975
Coastal Physician Group Inc. .......................    28,800         100,800
Coastcast Corp. ....................................    10,200         147,900
Coca Cola Bottling Co. Consolidated.................     8,200         399,750
Cocensys Inc. ......................................    29,900         171,925
Coeur D'Alene Mines Corp. ..........................    30,898         467,332
Cognex Corp. .......................................    48,500         897,250
Coherent Communications Systems Corp. ..............    12,400         241,800
Coherent Inc. ......................................    15,300         646,425
Cohu Inc. ..........................................    12,600         292,950
Cole National Corp. ................................    16,200         425,250
Cole Taylor Financial Group Inc. ...................    11,300         299,450
Collagen Corp. .....................................    11,200         204,400
Collective Bancorp Inc. ............................    28,150         988,769
Collins & Aikman Corp. .............................    95,200         595,000
Colonial Bancgroup Inc. ............................    16,200         648,000
Colonial Properties Trust...........................    24,100         732,037
Coltec Industries Inc. .............................    66,500       1,255,187
Columbia Laboratories Inc. .........................    36,000         522,000
Columbus McKinnon Corp. ............................     5,300          82,813
Columbus Realty Trust...............................    17,300         393,575
Comforce Corp. .....................................     3,100          44,175
Commerce Bancorp Inc. ..............................    15,445         509,685
Commerce Group Inc. ................................    26,300         664,075
Commercial Federal Corp. ...........................    20,500         984,000
Commercial Intertech Corp. .........................    18,600         253,425
Commercial Metals Co. ..............................    16,533         498,057
Commercial Net Lease Realty Inc. ...................    21,400         339,725
Commonwealth Aluminum Corp. ........................    12,500         192,188
Commonwealth Bancorp Inc. ..........................    22,555         338,325
Commonwealth Energy Systems.........................    23,500         552,250
Community First Bankshares Inc. ....................    14,900         409,750
Community Trust Bancorp Inc. .......................    10,850         265,825
Comnet Cellular Inc. ...............................    18,900         526,837
Compdent Corp. .....................................    13,200         465,300
Compucom Systems Inc. ..............................    31,300         336,475
Computer Horizons Corp. ............................    20,800         800,800
Computer Language Research Inc. ....................     4,400          47,300
Computer Management Sciences Inc. ..................     4,200          97,650
Computer Network Technology Corp. ..................    37,400         187,000
Computer Products Inc. .............................    34,000         663,000
Computer Task Group Inc. ...........................    10,200         439,875
ComputerVision Corp. ...............................    89,100         824,175
Comshare Inc. ......................................    15,300         267,750
Comverse Technology Inc. ...........................    29,200       1,104,125
Conceptus Inc. .....................................     3,500          35,875
Cone Mills Corp. ...................................    28,500         224,438
Conmed Corp. .......................................    19,600         401,800
Connecticut Energy Corp. ...........................    12,100         257,125
Connecticut Natural Gas Corp. ......................    13,900         354,450

The accompanying notes are an integral part of the financial statements.

                             SAI-139

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Conseco Inc. .......................................    11,293     $   719,907
Consolidated Products Inc. .........................    15,330         298,935
Continental Homes Holding Corp. ....................     9,600         204,000
Control Data Systems Inc. ..........................    20,100         442,200
Cooper & Chyan Technology Inc. .....................     9,800         320,950
Copart Inc. ........................................    10,000         131,250
Copley Pharmaceutical Inc. .........................     7,245          67,016
Copytele Inc. ......................................    63,000         311,063
Coram Healthcare Corp. .............................    64,100         320,500
Corestaff Inc. .....................................    18,400         435,850
Cor Therapeutics Inc. ..............................    26,600         262,675
Cort Business Services Corp. .......................    16,300         336,188
Corus Bankshares Inc. ..............................    11,800         380,550
Cousins Properties Inc. ............................    30,700         863,437
Covenant Transport Inc. ............................    15,100         217,063
Coventry Corp. .....................................    39,300         364,139
CP Clare Corp. .....................................    14,600         146,000
CPB Inc. ...........................................     6,500         193,375
CPI Corp. ..........................................    19,300         323,275
CRA Managed Care Inc. ..............................     4,100         184,500
Crawford & Co. .....................................    32,300         738,862
Creative Biomolecules Inc. .........................    39,400         408,775
Credence Systems Corp. .............................    29,150         586,644
Credit Acceptance Corp. ............................    28,600         672,100
Cree Research Inc. .................................    13,300         124,688
Crescent Real Estate Equities.......................    28,500       1,503,375
Criimi Mae Inc. ....................................    41,500         534,312
Crompton & Knowles Corp. ...........................    93,744       1,804,572
Cross Timbers Oil Co. ..............................    20,100         505,012
Crown America Realty Trust..........................    36,400         273,000
Crown Central Petroleum Corp. ......................     8,100         100,238
Cryolife Inc. ......................................    12,000         150,000
CSG Systems International Inc. .....................     4,000          61,500
CSS Industries Inc. ................................    10,000         260,000
CTS Corp. ..........................................     5,400         230,850
Cubic Corp. ........................................     7,200         166,500
Culbro Corp. .......................................     2,600         168,675
Cullen/Frost Bankers Inc. ..........................    30,440       1,012,130
Culligan Water Technologies Inc. ...................    23,700         959,850
Cuno Inc. ..........................................    18,600         276,675
Curative Health Services Inc. ......................    14,100         390,394
Curtiss Wright Corp. ...............................     4,000         201,500
CWM Mortgage Holdings Inc. .........................    63,800       1,371,700
Cybercash Inc. .....................................     7,900         181,700
Cygnus Inc. ........................................    22,400         324,800
Cyrix Corp. ........................................    22,300         395,825
Cytel Corp. ........................................    17,100          58,781
Cytogen Corp. ......................................    62,500         343,750
Cytyc Corp. ........................................     3,000          81,000
D.R. Horton Inc. ...................................    27,955         304,011

The accompanying notes are an integral part of the financial statements.

                             SAI-140

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Daisytek International Corp. .......................     5,100     $   209,100
Daka International Inc. ............................    16,900         162,663
Dallas Semiconductor Corp. .........................    38,400         883,200
Dames & Moore Inc. .................................    21,100         308,588
Daniel Industries Inc. .............................    13,300         196,175
Dart Group Corp. ...................................     2,500         232,500
Data Broadcasting Corp. ............................    35,300         247,100
Data General Corp. .................................    47,000         681,500
Data Processing Corp. ..............................     2,600          48,100
Data Translation Inc. ..............................     2,500          10,000
Data Transmission Network Corp. ....................    12,400         275,900
Datascope Corp. ....................................    18,600         372,000
Datastream Systems Inc. ............................     5,200          93,600
Dauphin Deposit Corp. ..............................    42,400       1,399,200
Davox Corp. ........................................     7,400         305,250
Day Runner Inc. ....................................     7,100         138,450
Dean Foods Co. .....................................    53,800       1,735,050
DecisionOne Corp. ..................................    11,800         194,700
Dekalb Genetics Corp. ..............................    18,600         948,600
Delchamps Inc. .....................................     7,500         145,313
Delphi Financial Group Inc. ........................    17,200         507,400
Delta & Pine Land Co. ..............................    27,598         883,136
Dendrite International Inc. ........................    11,500          94,875
Department 56 Inc. .................................    28,300         700,425
Deposit Guaranty Corp. .............................    53,000       1,643,000
Depotech Corp. .....................................    15,000         245,625
Desktop Data Inc. ..................................     9,600         184,800
Destec Energy Inc. .................................    19,700         307,813
Detroit Diesel Corp. ...............................    11,600         266,800
Developers Diversified Realty Corp. ................    25,800         957,825
Devon Energy Corp. .................................    25,200         875,700
Devon Group Inc. ...................................     9,700         266,750
Devry Inc. .........................................    35,800         841,300
Dexter Corp. .......................................    32,600       1,039,125
DH Technology Inc. .................................     9,850         236,400
Diagnostic Products Corp. ..........................    15,200         393,300
Dialogic Corp. .....................................    10,600         333,900
Diamond Multimedia Systems Inc. ....................    40,300         478,562
Diana Corp. ........................................     4,525         124,438
Digi International Inc. ............................    17,900         170,050
Digital Microwave Corp. ............................    20,700         577,012
DII Group Inc. .....................................    17,200         399,900
Dimon Inc. .........................................    46,700       1,079,937
Dionex Corp. .......................................    16,900         591,500
Discount Auto Parts Inc. ...........................    11,800         275,825
Documentum Inc. ....................................    13,900         469,125
Donaldson Co. , Inc. ...............................    28,700         961,450
Donnkenny Inc. .....................................    14,500          67,063
Doubletree Corp. ...................................    41,810       1,881,433
Downey Financial Corp. .............................    23,828         467,615

The accompanying notes are an integral part of the financial statements.

                             SAI-141

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Dravo Corp. ........................................    18,400     $   259,900
Dress Barn, Inc. ...................................    22,100         331,500
Dreyers Grand Ice Cream, Inc. ......................    15,000         435,000
DSP Communications Inc. ............................    66,200       1,282,625
DT Inductries Inc. .................................     7,000         245,000
Duke Realty Investments Inc. .......................    40,600       1,563,100
Dura Pharmaceuticals Inc. ..........................    58,100       2,774,275
Duriron Co. , Inc. .................................    33,600         911,400
Duty Free International Inc. .......................    28,100         407,450
Dynatech Corp. .....................................    24,700       1,092,975
E'Town Corp. .......................................    10,000         316,250
E. W. Blanch Holdings, Inc. ........................    14,000         281,750
Eagle Hardware & Garden, Inc. ......................    25,900         537,425
Eagle River Interactive Inc. .......................     4,000          31,500
Eagle USA Airfreight Inc. ..........................     6,500         170,625
Earthgrains Co. ....................................    12,700         663,575
Eastern Enterprises.................................    28,200         997,575
Eastern Utilities Associates........................    27,200         472,600
Eaton Vance Corp. ..................................     9,900         471,487
Egghead Inc. .......................................    17,600          92,400
EIS International Inc. .............................    13,000         112,125
El Paso Electric Co. ...............................    77,800         505,700
Elcom International Inc. ...........................     6,500          51,188
Elcor Chemical Corp. ...............................    10,600         226,575
Electro Rent Corp. .................................     9,700         241,288
Electro Scientific Industries Inc. .................    11,700         304,200
Electroglas Inc. ...................................    25,900         417,637
Eltron International Inc. ..........................     8,000         161,000
Embrace Systems Corp. (b)...........................     3,800               0
Emcare Holdings Inc. ...............................    10,400         241,800
Emeritus Corp. .....................................    12,300         166,050
Emmis Broadcasting Corp. ...........................    11,600         379,900
Empire District Electric Co. .......................    22,700         425,625
Employee Solutions Inc. ............................    23,600         483,800
Encad Inc. .........................................    12,700         523,875
Endosonics Corp. ...................................    18,000         274,500
Energen Corp. ......................................    14,450         437,112
Energy Conversion Devices Inc. .....................    16,100         219,363
Energy Ventures Inc. ...............................    18,600         946,275
Enhance Financial Services Group Inc. ..............    16,800         613,200
Ennis Business Forms Inc. ..........................    20,925         235,406
Enterprise Systems Inc. ............................     3,900          91,650
Envoy Corp. ........................................    18,900         708,750
Enzo Biochem Inc. ..................................    27,227         493,489
Epic Design Technology Inc. ........................    16,700         417,500
Epitope Inc. .......................................    19,200         220,800
Equimed Inc. .......................................    19,100          66,850
Equity Corp. International..........................    11,650         233,000
Equity Inns Inc. ...................................    30,200         392,600
Ergo Science Corp. .................................    11,400         149,625

The accompanying notes are an integral part of the financial statements.

                             SAI-142

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND


Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
ESS Technology Inc. ................................    25,000     $   703,125
Esterline Technologies Corp. .......................    11,900         310,888
Etec Systems Inc. ..................................    20,900         799,425
Ethan Allen Interiors Inc. .........................    20,200         777,700
Evans & Sutherland Computer Co. ....................    13,000         325,000
Evans Withycombe Residential........................    24,800         520,800
Evergreen Media Corp. ..............................    29,150         728,750
Exabyte Corp. ......................................    31,500         421,312
Excalibur Technologies Corp. .......................    12,000         189,000
Excel Realty Trust Inc. ............................    21,400         543,025
Excite Inc. ........................................     5,100          52,275
Executive Risk Inc. ................................    13,000         481,000
Executive Telecard Ltd..............................    24,600         153,750
Executone Information Systems Inc. .................    54,900         130,388
Exide Corp. ........................................    24,100         554,300
Expeditors International of Washington Inc.  .......    34,000         782,000
Express Scripts Inc. ...............................    23,100         828,712
Extended Stay America Inc. .........................    46,000         925,750
EZ Communications Inc. .............................     9,500         347,938
F & M National Corp. ...............................    25,902         553,655
Fab Industries, Inc. ...............................     5,900         162,250
Fabri Centres America Inc. .........................    20,450         329,756
Fair Isaac & Co. , Inc. ............................     9,800         383,425
Fairchild Corp. ....................................    20,600         303,850
Falcon Building Prods Inc. .........................     6,200          91,450
Falcon Drilling.....................................    16,100         631,925
Family Dollar Stores Inc. ..........................    56,600       1,153,225
Farmer Brothers Co. ................................     1,030         156,560
Fastcomm Communications Corp. ......................    14,200          86,975
Fedders Corp. ......................................    58,700         366,875
Federal Mogul Corp. ................................    48,400       1,064,800
Federal Realty Investment Trust.....................    46,500       1,261,312
Felcor Suite Hotels Inc. ...........................    32,100       1,135,537
Ferro Corp. ........................................    36,200       1,027,175
Fibreboard Corp. ...................................    12,300         415,125
Fidelity National Financial Inc. ...................    12,298         186,007
Fieldcrest Cannon Inc. .............................    11,800         188,800
Figgie International Holdings Inc. .................    25,300         303,600
Filenet Corp. ......................................    20,300         649,600
Financial Federal Corp. ............................    15,200         254,600
Financial Security Assurance Holdings Ltd. .........    40,153       1,320,030
Financial Trust Corp. ..............................    11,574         461,513
Fingerhut Cos., Inc. ...............................    64,100         785,225
First American Financial Corp. .....................    13,880         570,815
First Citizens Bancshares Inc. .....................    15,200       1,170,400
First Commerce Bancshares Inc. .....................    15,500         410,750
First Commercial Corp. .............................    31,086       1,154,068
First Commonwealth Financial Corp. .................    30,200         562,475
First Federal Savings Bank of Colorado..............    20,778         353,226
First Financial Bancorp.............................    19,180         623,356

The accompanying notes are an integral part of the financial statements.

                             SAI-143

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
First Financial Bankshares Inc. ....................     8,875     $   355,000
First Financial Corp. ..............................    49,875       1,221,937
First Financial Corp.--Indiana......................     7,360         272,320
First Hawaiian Inc. ................................    32,800       1,148,000
First Industrial Reality Trust Inc. ................    32,700         993,262
First Indiana Corp. ................................     8,299         221,998
First Michigan Bank Corp. ..........................    35,458       1,050,443
First Midwest Bancorp Inc. .........................    20,625         672,891
First Savings Bank Inc. ............................    13,300         244,388
First Union Corp. ..................................        23           1,718
First United Bancshares Inc. .......................     9,700         305,550
First Western Bancorp Inc. .........................    10,700         280,875
Firstbank (Puerto Rico).............................    16,400         426,400
Firstbank of Illinois Co. ..........................    13,550         470,862
Firstfed Financial Corp. ...........................    12,575         276,650
Firstmerit Corp. ...................................    42,200       1,498,100
Fisher Scientific International Inc. ...............    27,800       1,310,075
Fleming Cos., Inc. .................................    51,600         890,100
Flores & Rucks Inc. ................................    16,400         873,300
Florida East Coast Industries Inc. .................     5,200         454,350
Florida Rock Industries Inc. .......................     8,200         268,550
Flowers Industries Inc. ............................    77,600       1,668,400
Fluke Corp. ........................................     7,800         348,075
FM Bancorporation Inc. .............................     8,720         259,420
FNB Corp. ..........................................    13,550         311,650
Foamex International Inc. ..........................    19,000         313,500
Foodbrands America Inc. ............................    14,900         204,875
Foodmaker Inc. .....................................    55,100         489,012
Forcenergy Inc. ....................................    12,300         445,875
Foremost Corp. of America...........................    12,200         732,000
Forest City Enterprises Inc. .......................     5,200         314,600
Forest Oil Corp. ...................................    28,000         493,500
Fort Wayne National Corp. ..........................    16,150         613,700
Fossil Inc. ........................................     6,300          85,050
Foxmeyer Health Corp. ..............................    18,918          30,742
Franchise Finance Corp. ............................    55,900       1,544,237
Franklin Electric Co. , Inc. .......................     5,800         271,150
Franklin Electronic Publishers, Inc. ...............    10,900         132,163
Franklin Quest Co. .................................    22,900         480,900
Freeport-McMoran Copper & Gold Inc. ................    34,300       1,101,887
Fremont General Corp. ..............................    28,097         871,007
Friedmans Inc. .....................................    19,500         287,625
Frontier Insurance Group Inc. ......................    15,180         580,635
Frozen Food Express Industries Inc. ................     8,267          74,403
FSI International Inc. .............................    29,500         442,500
FTP Software Inc. ..................................    45,500         273,000
Fuisz Technologies Ltd..............................    17,500         137,813
Fulton Financial Corp. .............................    44,855         964,382
Fund American Enterprises Holding, Inc. ............     9,394         899,475
Furniture Brands International Inc. ................    83,000       1,162,000

The accompanying notes are an integral part of the financial statements.

                             SAI-144

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND

Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Furon Co. ..........................................    13,300     $   282,625
Fusion Systems Corp. ...............................    12,300         261,375
G & K Services, Inc. ...............................    28,200       1,064,550
Gables Residential Trust............................    22,300         646,700
Gadzooks Inc. ......................................    11,400         208,050
Gainsco Inc. .......................................    28,163         271,069
Galileo Electro Optics Corp. .......................     9,100         228,638
Galoob (Lewis) Toys Inc. ...........................    19,600         274,400
Garden Ridge Corp. .................................    22,900         197,513
Gasonics International Corp. .......................    11,700         119,925
GATX Corp. .........................................    28,200       1,367,700
Gaylord Container Corp. ............................    72,700         445,287
GC Cos., Inc. ......................................     8,200         283,925
Gelman Sciences Inc. ...............................     9,300         302,250
Geltex Pharmaceuticals Inc. ........................    17,500         424,375
Gencorp Inc. .......................................    35,100         636,187
Genelabs Technologies Inc. .........................    49,000         300,125
General Binding Corp. ..............................     7,200         214,200
General Communication Inc. .........................    35,200         286,000
General Datacomm Industries Inc. ...................    28,400         298,200
General Growth Properties Inc. .....................    37,100       1,196,475
General Magic Inc. .................................    15,000          34,688
General Reinsurance Corp. ..........................        60           9,465
General Scanning Inc. ..............................     8,000          94,000
Genesco Inc. .......................................    37,300         345,025
Genesis Health Ventures Inc. .......................    33,800       1,052,025
Geneva Steel Co. ...................................    12,600          37,800
Genovese Drug Stores Inc. ..........................         1              17
Genrad Inc. ........................................    33,100         769,575
Gensia Inc. ........................................    34,700         160,488
Gentex Corp. .......................................    42,800         861,350
Genus Inc. .........................................    17,800          97,900
Genzyme Transgenics Corp. ..........................       580           3,553
Geon Co. ...........................................    30,100         590,712
Geotek Communications Inc. .........................    79,400         565,725
Geoworks............................................    14,100         345,450
Gerber Scientific Inc. .............................    25,200         374,850
Getchell Gold Corp. ................................    35,635       1,367,493
Getty Petroleum Corp. ..............................    11,518         187,168
Giant Industries Inc. ..............................    11,600         162,400
Gibraltar Steel Corp. ..............................     4,400         115,500
Gibson Greetings Inc. ..............................    20,500         402,312
Giddings & Lewis Inc. ..............................    43,800         563,925
Gilead Sciences Inc. ...............................    41,400       1,035,000
Gleason Corp. ......................................     4,400         145,750
Glendale Federal Bank FSB...........................    60,100       1,397,325
Glimcher Realty Trust...............................    30,000         660,000
Global Industrial Technologies Inc. ................    29,600         654,900
Global Industries Ltd...............................    31,400         584,825
Golden Books Family Entertainment Inc. .............    25,800         287,025

The accompanying notes are an integral part of the financial statements.

                             SAI-145

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Goulds Pumps Inc. ..................................    29,400     $   674,362
Graco Inc. .........................................    18,400         450,800
Grancare Inc. ......................................    27,161         485,503
Granite Construction Inc. ..........................    16,150         306,850
GRC International Inc. .............................    14,100         114,563
Great Financial Corp. ..............................    19,500         567,937
Greenbrier Cos., Inc. ..............................    10,100         104,788
Greenfield Industries Inc. .........................    21,700         664,562
Greenwich Air Services Inc. ........................     9,800         220,500
Greif Brothers Corp. ...............................    25,000         706,250
Grey Advertising Inc. ..............................     1,130         282,500
Greyhound Lines Inc. ...............................    71,100         275,513
Griffon Corp. ......................................    41,300         505,925
Guarantee Life Cos., Inc. ..........................    13,500         249,750
Guaranty National Corp. ............................    19,711         330,159
Guilford Mills Inc. ................................    17,350         461,944
Gulf South Medical Supply Inc. .....................    19,600         502,250
H. B. Fuller Co. ...................................    19,100         897,700
Ha Lo Industries Inc. ..............................    12,500         343,750
Hach Co. ...........................................     3,150          59,850
Hadco Corp. ........................................    11,500         563,500
Haemonetics Corp. ..................................    31,600         596,450
Halliburton Co. ....................................        79           4,772
Hancock Fabrics Inc. ...............................    28,400         294,650
Hancock Holding Co. ................................    11,615         470,407
Handleman Co. ......................................    49,400         419,900
Handy & Harman......................................    20,200         353,500
Harbinger Corp. ....................................    12,700         333,375
Hardinge Brothers Inc. .............................     8,400         223,650
Harken Energy Corp. ................................    99,000         297,000
Harleysville Group Inc. ............................     8,200         250,100
Harleysville National Corp. ........................     9,025         218,856
Harman International Industries Inc. ...............    19,815       1,102,209
Harmonic Lightwaves Inc. ...........................    15,200         233,700
Harper Group Inc. ..................................    16,350         388,313
Harris Savings Bank.................................     2,200          40,150
Harte-Hanks Communications, Inc. ...................    22,068         612,387
Hartford Steam Boiler Inspection & Insurance .......    28,100       1,303,137
Hartmarx Corp. .....................................    27,600         155,250
Harveys Casino Resorts..............................     9,800         165,375
HCC Insurance Holdings Inc. ........................    39,200         940,800
HCIA Inc. ..........................................     3,400         117,300
Health Care Property Investors Inc. ................    39,600       1,386,000
Health Care REIT Inc. ..............................    20,400         499,800
Health Management Systems Inc. .....................    20,025         280,350
Healthcare Realty Trust.............................    17,300         458,450
Healthdyne Technologies Inc. .......................    20,600         182,825
Healthplan Services Corp. ..........................    10,400         219,700
Heartland Express Inc. .............................    20,335         495,666
Heartland Wireless Communication Inc. ..............    17,700         232,313

The accompanying notes are an integral part of the financial statements.

                             SAI-146

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Hearx Ltd...........................................    90,500     $   254,531
Hechinger Co. ......................................    50,200         103,538
Hecla Mining Co. ...................................    69,000         388,125
Heftel Broadcasting Corp. ..........................    10,400         327,600
Heilig Meyers Co. ..................................    67,800       1,101,750
Helix Technology Corp. .............................    10,100         292,900
Helmerich & Payne Inc. .............................    33,700       1,756,612
Henry Schein Inc. ..................................     8,600         295,625
Herbalife International Inc. .......................    16,700         544,837
Heritage Financial Services Inc. ...................     5,700         121,125
Heritage Media Corp. ...............................    45,400         510,750
Herman Miller Inc. .................................    33,500       1,896,937
Hexcel Corp. .......................................    51,600         838,500
Highlands Insurance Group...........................    15,600         315,900
Highwaymaster Communications Inc. ..................    29,000         525,625
Highwoods Properties Inc. ..........................    43,300       1,461,375
Hilb Rogal & Hamilton Co. ..........................    18,762         248,597
HMT Technology Corp. ...............................    13,300         199,708
HNC Software Inc. ..................................    20,600         643,750
Hollinger International Inc. .......................    30,400         349,600
Holly Corp. ........................................     8,200         219,350
Hollywood Entertainment Corp. ......................    29,100         538,350
Hollywood Park Inc. ................................    18,400         276,000
Hologic Inc. .......................................    16,300         403,425
Holophane Corp. ....................................    14,900         283,100
Home Beneficial Corp. ..............................    17,300         655,237
Homeland Bankshares Corp. ..........................     7,100         294,650
Hon Industries Inc. ................................    32,200       1,062,600
Hondo Oil & Gas Co. ................................     4,100          44,588
Horace Mann Educators Corp. ........................    31,300       1,263,737
Horizon CMS Healthcare Corp. .......................    72,016         909,202
Horizon Group Inc. .................................    25,092         498,703
Hospitality Properties Trust........................    31,400         910,600
Host Marriott Services Corp. .......................    39,800         363,175
Houghton Mifflin Co. ...............................    19,800       1,121,175
House of Fabrics Inc. ..............................        15              51
House of Fabrics Inc.--WTS..........................        37              74
HPR Inc. ...........................................    17,100         235,125
HSN Inc. ...........................................    17,080         405,650
Hubco Inc. .........................................    27,108         664,146
Hudson Foods Inc. ..................................    29,000         551,000
Huffy Corp. ........................................    17,100         245,813
Hughes Supply Inc. .................................     8,700         375,188
Hugoton Capital L.P.................................    19,000         192,375
Human Genome Sciences Inc. .........................    25,800       1,051,350
Hunt Manufacturing Co. .............................    11,300         204,813
Huntco Inc. ........................................     9,700         143,075
Hutchinson Technology Inc. .........................     6,900         524,400
Hybridon Inc. ......................................    32,900         193,288
Hyperion Software Corp. ............................    22,700         482,375

The accompanying notes are an integral part of the financial statements.

                             SAI-147

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
I Stat Corp. .......................................    18,400     $   437,000
I2 Technologies Inc. ...............................       800          30,600
ICN Pharmaceuticals Inc. ...........................    48,794         957,582
ICOS Corp. .........................................    38,800         295,850
ICU Medical Inc. ...................................     7,500          59,063
IDEC Pharmaceuticals Corp. .........................    16,900         401,375
Identix Inc. .......................................    24,600         201,413
Idex Corp. .........................................    23,150         923,106
IDT Corp. ..........................................     4,700          51,700
IDX Systems Corp. ..................................     8,400         240,450
IES Industries Inc. ................................    41,600       1,242,800
IHOP Corp. .........................................    11,300         266,963
IKOS Systems Inc. ..................................    12,100         242,000
Imatron Inc. .......................................   102,600         339,863
Imclone Systems Inc. ...............................    29,900         291,525
Imco Recycling Inc. ................................    15,900         232,538
Immulogic Pharmaceutical Corp. .....................    25,600         163,200
Immune Response Corp. ..............................    24,100         198,825
Immunex Corp. ......................................    24,800         483,600
Immunomedics Inc. ..................................    32,400         178,200
Imnet Systems Inc. .................................    13,800         334,650
IMP Inc. ...........................................    42,900          95,184
Imperial Bancorp....................................    22,257         534,168
Imperial Credit Industries Inc. ....................    32,072         673,512
In Focus Systems Inc. ..............................    10,600         229,225
Inacom Corp. .......................................    12,300         492,000
Inbrand Corp. ......................................    11,850         248,850
Incontrol Inc. .....................................    17,200         137,600
Incyte Pharmaceuticals Inc. ........................     9,000         463,500
Indiana Energy Inc. ................................    27,000         658,125
Individual Inc. ....................................     4,200          25,200
Indus Group Inc. ...................................     3,900         100,425
Inference Corp. ....................................    12,600          91,350
Information Resources Inc. .........................    36,600         512,400
Ingles Markets Inc. ................................     9,600         120,000
Inhale Therapeutic Systems..........................    16,000         242,000
Inphynet Medical Management Inc. ...................    15,300         275,400
Insignia Financial Group Inc. ......................    45,100       1,014,750
Insilco Corp. ......................................    13,300         512,050
Insituform Technologies Inc. .......................    31,785         234,414
Inso Corp. .........................................    10,900         433,275
Integon Corp. ......................................    18,500         328,375
Integra Lifesciences Corp. .........................    44,401         205,355
Integrated Device Technology........................   105,600       1,438,800
Integrated Health Services Inc. ....................    30,600         745,875
Integrated Measurement Systems Inc. ................     2,600          45,175
Integrated Packaging Assembly Corp. ................     8,800          71,088
Integrated Process Equipment Corp. .................    21,000         378,000
Integrated Silicon Solution.........................    20,200         174,225
Integrated Systems Inc. ............................    23,300         605,800

The accompanying notes are an integral part of the financial statements.

                             SAI-148

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Intellidata Technologies Corp. .....................    19,000     $   137,750
Intelligent Electronics Inc. .......................    41,400         331,200
Intelliquest Information Group......................     2,300          52,325
Inter-Regional Financial Group Inc. ................    16,600         585,150
Inter-Tel Inc. .....................................    11,000         209,000
Intercardia Inc. ...................................     2,300          49,450
Intercel Inc. ......................................    15,300         187,425
Interdigital Communications Corp. ..................    60,500         347,875
Interface Inc. .....................................    27,100         545,387
Intergraph Corp. ...................................    55,600         569,900
Interim Services Inc. ..............................    21,700         770,350
Intermagnetics General Corp. .......................    18,641         223,692
Intermedia Commerce of Florida......................    22,100         569,075
Intermet Corp. .....................................    26,500         427,312
International Cabletel Inc. ........................    40,233       1,015,883
International Dairy Queen Inc. .....................    20,700         414,000
International Family Entertainment Inc. ............    38,925         603,337
International Imaging Materials, Inc. ..............     9,500         216,125
International Multifoods Corp. .....................    23,800         431,375
Interpool Inc. .....................................    13,900         324,913
Intersolv Inc. .....................................    30,800         284,900
Interstate Power Co. ...............................    13,800         400,200
Intervoice Inc. ....................................    24,300         297,675
Intevac Inc. .......................................     3,900          66,300
Invacare Corp. .....................................    40,500       1,113,750
Investment Technology Group Inc. ...................     6,600         127,050
Investors Financial Services Corp. .................       430          11,503
Ionics Inc. ........................................    22,100       1,060,800
IPC Information Systems Inc. .......................     4,500          68,063
Iron Mountain Inc. .................................     6,100         184,525
IRT Property Co. ...................................    37,900         435,850
Irvine Apartment Communities Inc. ..................    23,500         587,500
Irwin Financial Corp. ..............................     8,400         207,900
Isis Pharmaceuticals, Inc. .........................    34,900         628,200
Isolyser Inc. ......................................    29,800         208,600
ITI Technologies Inc. ..............................    14,200         214,775
Itron Inc. .........................................    12,100         214,775
ITT Educational Services Inc. ......................     7,550         174,594
J & L Specialty Steel Inc. .........................    24,900         283,238
J. B. Hunt Transport Services Inc. .................    31,000         434,000
J. M. Smucker Co. , Class A.........................    40,300         710,287
J.C. Penney Co. , Inc. .............................        35           1,706
Jabil Circuit Inc. .................................     8,300         332,000
Jack Henry & Associates Inc. .......................    10,100         361,075
Jacobs Engineering Group Inc. ......................    29,000         685,125
Jacor Communications Inc.--WTS......................     8,700          17,400
Jacor Communications Inc. ..........................     8,800         240,900
Jayhawk Acceptance Corp. ...........................    13,800         155,250
JDA Software Group Inc. ............................     4,700         133,950
JDN Realty Corp. ...................................    16,200         447,525

The accompanying notes are an integral part of the financial statements.

                             SAI-149

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Jefferies Group Inc. ...............................    14,100     $   569,287
Jefferson Bankshares Inc. ..........................    20,000         572,500
Jenny Craig Inc. ...................................     7,500          66,563
John Alden Financial Corp. .........................    32,100         593,850
John Harland Co. ...................................    42,800       1,412,400
John Nuveen & Co. , Inc. ...........................     9,100         241,150
John Wiley & Sons Inc. .............................    17,800         574,050
Jones Intercable Inc. ..............................    29,200         310,250
Jones Medical Industries Inc. ......................    31,200       1,142,700
Jostens Inc. .......................................    47,000         992,875
JP Foodservice Inc. ................................    16,700         465,512
JP Realty Inc. .....................................    17,200         445,050
JSB Financial Inc. .................................    11,600         440,800
Juno Lighting Inc. .................................    24,200         387,200
Just For Feet Inc. .................................    25,850         678,562
Justin Industries Inc. .............................    26,550         305,325
K2 Inc. ............................................    19,683         541,282
Kaiser Aluminum Corp. ..............................    12,000         139,500
Kaman Corp. ........................................    25,400         330,200
Kansas City Life Insurance Co. .....................     4,300         273,050
Katz Media Group Inc. ..............................    21,100         237,375
Kaufman & Broad Home Corp. .........................    53,600         690,100
Kaydon Corp. .......................................    21,900       1,032,037
KCS Energy Inc. ....................................    14,000         500,500
Keane Inc. .........................................    46,050       1,462,087
Kelley Oil & Gas Corp. .............................    27,700          67,519
Kellwood Co. .......................................    29,700         594,000
KEMET Corp. ........................................    52,200       1,213,650
Kennametal Inc. ....................................    36,300       1,411,162
Kenneth Cole Productions Inc. ......................    10,100         156,550
Kent Electronics Corp. .............................    34,700         893,525
Keravision Inc. ....................................    17,900         246,125
Keystone Financial Group Inc. ......................    52,698       1,317,450
Keystone International Inc. ........................    42,700         859,337
KFX Inc. ...........................................     9,900          54,450
Kimball International Inc. .........................    25,600       1,059,200
Kimco Realty Corp. .................................    36,700       1,279,912
Kinder-Care Learning Centres Inc. ..................    14,300         268,125
Kinetic Concepts Inc. ..............................    23,600         289,100
Kirby Corp. ........................................    33,100         653,725
Klamath First Bancorp Inc. .........................    18,200         286,650
KN Energy Inc. .....................................    28,808       1,130,714
Knickerbocker Village Inc. .........................     6,400          40,800
Knight Transportation Inc. .........................     3,100          58,900
Koger Equity Inc. ..................................    20,400         382,500
Kronos Inc. ........................................    10,950         350,400
Kuhlman Corp. ......................................    17,500         339,063
Kulicke & Soffa Industries Inc. ....................    26,700         507,300
L.S. Starrett Co. ..................................     9,600         272,400
Labone Inc. ........................................     3,200          59,200

The accompanying notes are an integral part of the financial statements.

                             SAI-150


STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Laboratory Corp. America Holdings...................   115,40      $   331,775
Laclede Gas Co. ....................................    23,900         576,587

Lance Inc. .........................................    22,200         399,600
Land's End Inc. ....................................    21,900         580,350
Landauer Inc. ......................................    11,700         286,650
Landec Corp. .......................................     2,800          21,350
Landrys Seafood Restaurants Inc. ...................    21,500         459,562
Landstar Systems Inc. ..............................    16,500         383,625
Lattice Semiconductor Corp. ........................    30,750       1,414,500
Lawson Products Inc. ...............................    10,800         236,250
Lawter International Inc. ..........................    39,500         498,687
La-Z-Boy Inc. ......................................    18,400         542,800
LCA Vision Inc. ....................................     6,100          15,250
Learning Tree International Inc. ...................     8,400         247,800
LeaRonal Inc. ......................................     9,500         218,500
Legato Systems Inc. ................................    26,100         851,512
Legg Mason Inc. ....................................    20,350         783,475
Lennar Corp. .......................................    35,900         978,275
Level One Communications Inc. ......................    19,000         679,250
Libbey Inc. ........................................    20,000         557,500
Liberty Bancorp Inc. ...............................     7,400         368,150
Liberty Corp. ......................................    20,300         796,775
Liberty Financial Cos., Inc. .......................     7,536         292,962
Liberty Property....................................    40,100       1,032,575
Life Re Corp. ......................................    13,700         529,162
Life Technologies Inc. .............................    14,800         370,000
Life USA Holding Inc. ..............................    21,300         255,600
Lifecore Biomedical Inc. ...........................    16,100         289,800
Ligand Pharmaceuticals Inc. ........................    28,935         430,408
Lilly Industries Inc. ..............................    26,688         487,056
LIN Television Corp. ...............................    17,600         743,600
Lincoln Electric Co. ...............................    34,500       1,134,187
Lindsay Manufacturing Co. ..........................     9,550         446,462
Liposome Co. , Inc. ................................    44,300         847,237
Liqui-Box Corp. ....................................     5,400         175,500
Littelfuse Inc. ....................................    16,700         809,950
Living Centers of America Inc. .....................    18,600         516,150
Logic Works Inc. ...................................     6,800          38,250
Logicon Inc. .......................................    17,400         635,100
LoJack Corp. .......................................    28,700         287,000
Lomak Petroleum Inc. ...............................    19,200         328,800
Lone Star Industries Inc. ..........................    15,900         586,312
Lone Star Technologies Inc. ........................    26,700         453,900
Long Island Bancorp Inc. ...........................    34,100       1,193,500
Longs Drug Stores Corp. ............................    19,000         933,375
Longview Fibre Co. .................................    70,600       1,297,275
Louis Dreyfus Natural Gas Holdings Corp.  ..........     8,000         137,000
LSI Industries Inc. ................................    12,000         159,000
LTC Properties......................................    24,800         458,800
LTX Corp. ..........................................    53,200         312,550

The accompanying notes are an integral part of the financial statements.

                             SAI-151

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Luby's Cafeterias Inc. .............................    33,000      $  655,875
Lukens Inc. ........................................    21,300         428,662
Lunar Corp. ........................................     7,800         273,000
Lydall Inc. ........................................    23,800         535,500
M.S. Carriers Inc. .................................    12,900         206,400
Mac Frugals Bargains Inc. ..........................    34,700         906,537
MacDermid Inc. .....................................     7,800         214,500
Macerich Co. .......................................    23,800         621,775
Madison Gas & Electric Co. .........................    20,650         418,162
MAF Bancorp Inc. ...................................    14,281         496,265
Mafco Consolidated Group Inc. ......................     7,100         180,163
Mafco Consolidated Group Inc.--Rts..................    31,300          29,344
Magellan Health Services Inc. ......................    44,500         995,687
Magna Bancorp Inc. .................................    20,700         362,250
Magna Group Inc. ...................................    37,300       1,100,350
MagneTek Inc. ......................................    26,900         346,338
MAI Systems Corp. ..................................       457           2,999
MAIC Holdings Inc. .................................    12,030         407,516
Mail Boxes Etc......................................    11,400         256,500
Manhattan Bagel Inc. ...............................     2,200          15,950
Manitowoc Co. , Inc. ...............................    15,950         645,975
Manufactured Home Communities Inc. .................    32,900         764,925
Manugistics Group Inc. .............................     9,900         393,525
Marcus Corp. .......................................    15,575         330,969
Marine Drilling Cos., Inc. .........................    54,600       1,074,937
Mariner Health Group Inc. ..........................    38,800         324,950
Marisa Christina Inc. ..............................     6,500          53,625
Mark Twain Bancshares Inc. .........................    19,250         938,437
Markel Corp. .......................................     5,240         471,600
Marquette Medical Systems Inc. .....................    14,300         316,388
Marshall Industries.................................    23,600         722,750
Martek Biosciences Corp. ...........................    16,700         334,000
MascoTech Inc. .....................................    46,800         766,350
Mastec Inc. ........................................     8,900         471,700
Material Sciences Corp. ............................    20,400         367,200
Mathews International Corp. ........................    11,100         313,575
Matria Healthcare Inc. .............................    47,600         226,100
Matrix Pharmaceutical Inc. .........................    24,100         147,613
Mattson Technology Inc. ............................    14,100         133,950
Maxicare Health Plans Inc. .........................    25,400         565,150
Maxis Inc. .........................................     9,900         121,275
MAXXAM Inc. ........................................     8,300         395,287
May & Speh Inc. ....................................     9,200         112,700
McClatchy Newspapers Inc. ..........................    41,800       1,463,000
McDonald & Co. Investments Inc. ....................    11,420         396,845
McGrath RentCorp....................................     8,400         216,300
McWhorter Technologies Inc. ........................     8,900         203,588
MDL Information Systems Inc. .......................    10,300         191,838
MDU Resources Group Inc. ...........................    37,600         864,800
Meadowbrook Insurance Group Inc. ...................     6,500         136,500

The accompanying notes are an integral part of the financial statements.

                             SAI-152

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Measurex Corp. .....................................    19,800      $  475,200
Medcath Inc. .......................................    15,100         241,600
Media 100 Inc. .....................................    10,000          88,750
Media General Inc. .................................    16,700         505,175
Medimmune Inc. .....................................    19,200         326,400
Medusa Corp. .......................................    22,000         756,250
Mentor Corp. .......................................    32,300         952,850
Mercer International Inc. ..........................    16,600         170,150
Mercury Interactive Corp. ..........................    20,900         271,700
Meridian Diognostic.................................    12,200         158,600
Meridian Industrial Trust Inc. .....................    14,900         312,900
Merix Corp. ........................................     6,500          99,125
Merrill Corp. ......................................     7,700         177,100
Merry Land & Investment Co. , Inc. .................    51,600       1,109,400
Mesa Air Group Inc. ................................    36,700         247,725
Mesa, Inc. .........................................    93,300         489,825
Metatools Inc. .....................................    12,600         148,050
Methode Electronics Inc. ...........................    42,700         864,675
Metricom Inc. ......................................    15,800         237,000
Metrocall Inc. .....................................    16,277          81,639
Metrocall Inc.--Rts.................................     7,878               0
Metromedia International Group Inc. ................    51,084         504,454
Meyer Fred Inc. ....................................    36,600       1,299,300
MGI Properties......................................    15,800         347,600
Michael's Stores Inc. ..............................    26,200         314,400
Michaels Foods......................................    14,600         186,150
MicroAge Inc. ......................................    19,200         384,000
Microchip Technology Inc. ..........................    48,700       2,477,612
Microcom Inc. ......................................    20,300         251,213
Micros Systems Inc. ................................    11,400         350,550
Microtouch Systems Inc. ............................    10,500         252,000
Microware Systems Corp. ............................     7,300         104,025
Mid Am Inc. ........................................    28,528         488,535
Mid Atlantic Medical Services Inc. .................    57,500         769,062
Mid-America Apartment Communities Inc. .............    13,900         401,362
Midcom Communications Inc. .........................    20,700         175,950
Midwest Express Holdings Inc. ......................     6,200         223,200
Mikasa Inc. ........................................    10,800         110,700
Miller Industries Inc. .............................    22,050         441,000
Mills Co. ..........................................    19,600         467,950
Mine Safety Appliances Co. .........................     3,900         207,675
Minerals Technologies Inc. .........................    31,200       1,279,200
Minimed Inc. .......................................     4,600         148,350
Minnesota Power & Light Co. ........................    39,200       1,078,000
Mississippi Chemical Corp. .........................    38,652         927,648
Mitchell Energy & Development Corp. ................    50,400       1,127,700
ML Bancorp Inc. ....................................    14,300         201,988
MMI Cos., Inc. .....................................    13,100         422,475
Mobile Telecommunications Technologies Corp.  ......    74,000         629,000
Mobilemedia Corp. ..................................    56,100          24,544

The accompanying notes are an integral part of the financial statements.

                             SAI-153

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Modine Manufacturing Co. ...........................    30,100      $  805,175
Mohawk Industries Inc. .............................    28,877         635,294
Molten Metal Technology Inc. .......................    20,000         235,000
Morgan Keegan Inc. .................................    19,084         326,814
MorningStar Group Inc. .............................     9,300         182,513
Morrison Health Care Inc. ..........................    11,033         162,737
Morrison Knudsen Corp. .............................     9,700          87,300
MOSAIX Inc. ........................................     8,100         129,600
Mosinee Paper Corp. ................................    12,352         438,496
Mossimo Inc. .......................................     1,500          18,563
Movie Gallery Inc. .................................     8,800         114,400
MRV Communications Inc. ............................    18,800         408,900
MTS Systems Corp. ..................................    12,800         256,000
Mueller Industries Inc. ............................    24,000         924,000
Multicare Cos., Inc. ...............................    19,250         389,812
Mycogen Corp. ......................................    24,300         522,450
Myers Industries Inc. ..............................    17,038         287,516
Mylex Corp. ........................................    29,600         370,000
Myriad Genetics Inc. ...............................    12,600         318,150
NABI, Inc. .........................................    40,500         354,375
NAC Reinsurance Corp. ..............................    20,800         704,600
NACCO Industries Inc. ..............................     9,600         513,600
Nash Finch Co. .....................................    15,100         320,875
National Auto Credit Inc. ..........................    17,330         207,960
National Bancorp of Alaska Inc. ....................     5,900         404,150
National City Bancshares Inc. ......................    11,544         337,662
National Commerce Bancorp...........................    34,075       1,303,369
National Computer Systems Inc. .....................    19,500         497,250
National Data Corp. ................................    35,700       1,552,950
National Education Corp. ...........................    51,000         777,750
National Golf Properties Inc. ......................    15,400         487,025
National Health Investors Inc. .....................    24,900         943,087
National Instruments Corp. .........................    11,500         368,000
National Media Corp. ...............................    20,200         141,400
National Penn Bancshares Inc. ......................     8,902         232,565
National Presto Industries Inc. ....................     6,200         231,725
National Steel Corp. ...............................    26,200         242,350
National Surgery Centers Inc. ......................    13,000         494,000
National Western Life Insurance Co. ................     3,100         269,700
Nationwide Health Properties Inc. ..................    56,900       1,379,825
Nature's Sunshine Products Inc. ....................    20,379         366,822
Nautica Enterprises Inc. ...........................    51,100       1,290,275
Navistar International Corp. .......................   101,800         928,925
NBTY Inc. ..........................................    21,500         408,500
NCH Corp. ..........................................     5,600         337,400
NCI Building Systems Inc. ..........................     9,300         320,850
Neopath Inc. .......................................    15,200         277,400
Neoprobe Corp. .....................................    26,000         399,750
Neose Technologies Inc. ............................    10,500         189,000
Netcom Online Communications........................    14,900         193,700

The accompanying notes are an integral part of the financial statements.

                             SAI-154

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
NetManage Inc. .....................................    41,500      $  249,000
Network Appliance Inc. .............................    23,600       1,200,650
Network Equipment Technologies Inc. ................    27,100         447,150
Network Peripherals Inc. ...........................    13,700         243,175
Neurex Corp. .......................................    18,500         314,500
Neurogen Corp. .....................................    17,200         331,100
Neuromedical Systems Inc. ..........................    39,700         526,025
Nevada Power Co. ...................................    65,800       1,348,900
New England Business Service Inc. ..................    16,400         352,600
New Jersey Resources Corp. .........................    25,000         731,250
New York Bancorp Inc. ..............................    13,386         518,707
Newfield Exploration Co. ...........................    51,000       1,326,000
Newpark Resources Inc. .............................    14,890         554,652
Nexstar Pharmaceuticals Inc. .......................    38,800         582,000
NFO Research Inc. ..................................    11,600         255,200
NHP Inc. ...........................................    11,000         170,500
Nichols Research Corp. .............................    12,300         313,650
Nimbus CD International Inc. .......................    20,600         175,100
NL Industries Inc. .................................    33,600         365,400
NN Ball & Roller Inc. ..............................    10,225         155,931
Noel Group..........................................    31,200         218,400
Norrell Corp. ......................................    18,600         506,850
North American Mortgage Co. ........................    20,300         400,925
North Carolina Natural Gas Corp. ...................     8,050         232,444
North Fork Bancorporation Inc. .....................    33,700       1,200,562
North Side Savings Bank (New York)..................     6,763         368,584
Northfield Laboratories Inc. .......................    19,000         204,250
Northland Cranberries Inc. .........................    17,500         402,500
Northwest Natural Gas Co. ..........................    30,550         733,200
Northwestern Public Service Co. ....................    13,100         448,675
Nova Corp. .........................................       800          17,700
Novacare Inc. ......................................    87,000         957,000
Novadigm Inc. ......................................    15,400         127,050
Novellus Systems Inc. ..............................    22,700       1,230,056
Noven Pharmaceuticals Inc. .........................    22,800         319,200
NPC International Inc. .............................    25,700         212,025
Nu-kote Holding Inc. ...............................    31,400         321,850
Nuevo Energy Co. ...................................    16,200         842,400
NUI Corp. ..........................................    12,800         289,600
NVR Inc. ...........................................    13,200         171,600
NYMAGIC Inc. .......................................     6,300         113,400
O'Reilly Automotive Inc. ...........................     6,700         214,400
O'Sullivan Corp. ...................................    19,600         215,600
Oak Industries Inc. ................................    24,660         567,180
Oak Technology......................................    47,200         531,000
Oasis Residential Inc. .............................    21,100         480,025
Occusystems Inc. ...................................    28,900         780,300
Oceaneering International Inc. .....................    33,800         536,575
OEA Inc. ...........................................    22,400       1,024,800
Offshore Logistics Inc. ............................    25,600         496,000

The accompanying notes are an integral part of the financial statements.

                             SAI-155

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Ogden Corp. ........................................    67,700      $1,269,375
OHM Corp. ..........................................    26,300         223,550
OIS Optical Imaging Systems Inc. ...................    25,800          40,313
Old National Bancorp................................    34,200       1,342,350
Olympic Financial Ltd...............................    49,300         708,687
OM Group Inc. ......................................    25,350         684,450
Omega Financial Corp. ..............................     9,200         322,000
Omega Healthcare Investors Inc. ....................    23,009         765,049
OMI Corp. ..........................................    41,100         359,625
On Assignment Inc. .................................     6,500         191,750
ONBANCorp Inc. .....................................    19,796         734,926
Oncogene Science Inc. ..............................    26,200         167,025
One Valley Bancorp of West Virginia Inc.  ..........    27,000       1,002,375
Oneida Ltd..........................................    12,550         225,900
ONEOK Inc. .........................................    32,000         960,000
Ontrak Systems Inc. ................................     4,600          67,275
Optical Coating Laboratory Inc. ....................    14,900         160,175
Optical Data Systems Inc. ..........................    13,600         163,200
Orange & Rockland Utilities Inc. ...................    18,200         652,925
Orbital Sciences Corp. .............................    40,400         696,900
Oregon Metallurgical Corp. .........................    10,900         351,525
Oregon Steel Mills Inc. ............................    29,700         497,475
Organogenesis Inc. .................................    18,975         438,797
Orion Capital Corp. ................................    19,068       1,165,531
Ortel Corp. ........................................     8,900         213,600
Orthodontic Centres of America Inc. ................    22,500         360,000
Orthologic Corp. ...................................    26,600         149,625
Oshkosh B Gosh Inc. , Class A.......................    16,100         245,525
Osmonics Inc. ......................................    14,500         319,000
Ostex International Inc. ...........................     9,600          52,800
Otter Tail Power Co. ...............................    15,400         494,725
Outboard Marine Corp. ..............................    28,700         473,550
Overseas Shipholding Group Inc. ....................    38,900         661,300
Owen Healthcare Inc. ...............................    18,000         477,000
Owens & Minor Inc. Holding Co. .....................    35,900         367,975
Oxford Resources Corp. .............................     6,400         197,600
P Com Inc. .........................................    23,400         693,225
P.H. Glatfelter Co. ................................    36,600         658,800
Pacific Scientific Co. .............................    16,500         185,625
Palm Harbor Homes Inc. .............................    15,750         441,000
Palmer Wireless Inc. ...............................    11,900         124,950
Palomar Medical Technologies........................    25,600         166,400
Papa John's International Inc. .....................    17,475         589,781
Paragon Group Inc. .................................    21,900         388,725
Paragon Trade Brands Inc. ..........................    14,200         426,000
Parexel International Corp. ........................    11,900         614,337
Park Electrochemical Corp. .........................    14,000         318,500
Park National Corp. ................................     5,800         307,400
Park-Ohio Industries Inc. ..........................     8,600         110,725
Parker & Parsley Petroleum Co. .....................    49,200       1,808,100

The accompanying notes are an integral part of the financial statements.

                             SAI-156

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Parker Drilling Co. ................................    73,300     $   705,512
PathoGenesis Corp. .................................    16,300         354,525
Patriot American Hospitality Inc. ..................    28,700       1,237,687
Patterson Dental Co. ...............................    19,350         546,637
PAXAR Corp. ........................................    32,015         552,259
Paxson Communications Corp. ........................     2,600          20,475
Payless Cashways Inc. ..............................    44,700          89,400
Payment Services Inc. ..............................    40,500         708,750
PDT Inc. ...........................................     6,950         194,600
Peak Technologies Group Inc. .......................    12,500         150,000
PEC Israel Economic Corp. ..........................     7,700         128,975
Pediatrix Medical Group.............................    12,400         457,250
Penn Engineering & Manufacturing Corp. .............    11,500         238,625
Penn National Gaming Inc. ..........................     7,800         111,150
PennCorp Financial Group Inc. ......................    31,700       1,141,200
Pennsylvania Enterprises Inc. ......................     6,500         285,188
Pennsylvania REIT...................................     9,100         221,813
Pentair Inc. .......................................    51,800       1,670,550
People's Bank.......................................    16,100         464,887
People's Choice TV Corp. ...........................    17,000         104,125
Peoples First Corp. ................................    12,258         312,579
Peoples Heritage Financial Group Inc. ..............    34,251         959,028
Pepsi Cola Puerto Rico Bottling Co. ................    16,200          64,800
Perceptron Inc. ....................................     9,000         308,250
Perclose Inc. ......................................    11,900         240,975
Performance Food Group Co. .........................    13,450         208,475
Periphonics Corp. ..................................    15,100         441,675
Perrigo Co. ........................................    92,500         844,062
Personal Group of America Inc. .....................    16,600         400,475
Petco Animal Supplies Inc. .........................    19,700         408,775
Pete's Brewing Co. .................................     8,000          64,000
Petroleum Heat & Power Co. , Inc. ..................    27,300         174,038
Petrolite Corp. ....................................     8,100         388,800
Pharmaceutical Product Development Inc. ............    18,404         464,701
Pharmacopeia Inc. ..................................    14,400         279,000
PHH Corp. ..........................................    48,200       2,072,600
Philadelphia Suburban Corp. ........................    23,050         458,119
Phillips-Van Heusen Corp. ..........................    34,100         490,187
Phoenix Duff & Phelps Corp. ........................    59,300         422,512
Phoenix Technology Ltd..............................    21,900         353,138
Photronics Inc. ....................................    12,350         336,538
PHP Healthcare Corp. ...............................    15,100         386,938
Phymatrix Corp. ....................................    10,600         151,050
Physician Corp. of America..........................    52,600         526,000
Physicians Computer Network Inc. ...................    27,800         236,300
Physicians Health Services, Inc. ...................     9,100         134,225
Physicians Resource Group Inc. .....................    30,500         541,375
Physio Control International Corp. .................    21,800         490,500
Piedmont Natural Gas Co. , Inc. ....................    39,900         932,662
Pier 1 Imports Inc. ................................    61,300       1,080,412

The accompanying notes are an integral part of the financial statements.

                             SAI-157

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Pilgrim's Pride Corp. ..............................     2,200     $    18,975
Pinkerton's Inc. ...................................     5,900         148,238
Pinnacle Systems Inc. ..............................    10,200         107,100
Pioneer Financial Services Inc. ....................    10,300         257,500
Pioneer Group Inc. .................................    28,700         681,625
Pioneer-Standard Electronics Inc. ..................    31,075         407,859
Piper Jaffray Cos., Inc. ...........................    15,000         234,375
Pittston Bulington Group............................    25,000         500,000
Pittway Corp. ......................................    20,200       1,080,700
Pixar...............................................     9,800         127,400
Plains Resources Inc. ..............................    22,100         345,313
Planar Systems Inc. ................................    10,700         125,725
Plantronics Inc. ...................................    11,500         517,500
PLATINUM Technology Inc. ...........................    67,094         914,156
Playboy Enterprises Inc. ...........................    27,800         271,050
Players International Inc. .........................    43,300         232,738
Playtex Family Products Corp. ......................    36,700         293,600
Ply Gem Industries Inc. ............................    12,600         155,925
Poe & Brown Inc. ...................................     7,400         196,100
Polaris Industries Inc. ............................    37,600         893,000
Policy Management Systems Corp. ....................    21,800       1,005,525
Pool Energy Services Co. ...........................    23,600         362,850
Pope & Talbot Inc. .................................    18,300         290,513
Possis Medical Inc. ................................    16,400         342,350
Post Properties Inc. ...............................    28,900       1,163,225
Power Control Technologies Inc. ....................    31,300         234,750
Pre-Paid Legal Services Inc. .......................    28,200         514,650
Precision Castparts Corp. ..........................    28,400       1,409,350
Precision Systems Inc. .............................    18,900          94,500
Premark International Inc. .........................    77,400       1,722,150
Premenos Technology Corp. ..........................     7,700          66,413
Premiere Radio Networks Inc. .......................     3,000          37,875
Premiere Technologies Inc. .........................    10,300         257,500
Presidential Life Corp. ............................    36,900         445,106
PRI Automation Inc. ................................     8,600         391,300
Price Enterprises Inc. .............................    18,600         323,175
Price REIT Inc. ....................................    12,100         465,850
Pricellular Corp. ..................................    29,893         343,770
Pride Petroleum Services Inc. ......................    41,200         957,900
Primadonna Resorts Inc. ............................    10,700         181,900
Primark Corp. ......................................    35,600         881,100
Prime Hospitality Corp. ............................    42,500         685,312
Prime Medical Services Inc. ........................    12,400         134,850
Prism Solutions Inc. ...............................     6,100          50,325
Production Operators Corp. .........................    11,500         534,750
Proffitt's Inc. ....................................    24,200         892,375
Profit Recovery Group International Inc.  ..........     6,400         102,400
Progress Software Corp. ............................    16,300         326,000
Project Software & Development Inc. ................     8,000         339,000
Pronet Inc. ........................................    11,100          48,563

The accompanying notes are an integral part of the financial statements.

                             SAI-158

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Protein Design Inc. ................................    16,100     $   587,650
Protocol Systems Inc. ..............................    14,000         182,000
Provident Bancorp Inc. .............................    25,050         851,700
Provident Bankshares Corp...........................    10,596         413,244
Proxim Inc. ........................................    13,900         319,700
Psinet Inc. ........................................    33,500         364,313
Public Service Co. of New Mexico....................    51,600       1,012,650
Public Service Co. of North Carolina Inc.  .........    27,200         496,400
Public Storage Inc. ................................    79,100       2,452,100
Puerto Rican Cement Inc. ...........................     6,200         193,750
Pulitzer Publishing Co. ............................     7,882         365,528
Pulte Corp. ........................................    24,800         762,600
Pure Atria Corp. ...................................    33,939         839,990
PXRE Corp. .........................................    18,496         457,776
Quaker State Corp. .................................    49,500         699,187
Quality Dining Inc. ................................     9,700         173,388
Quality Food Centers Inc. ..........................    12,161         410,434
Quanex Corp. .......................................    17,600         481,800
Quarterdeck Office Systems..........................    38,900         160,463
Queens County Bancorp., Inc. .......................     9,366         443,714
Quick & Reilly Group Inc. ..........................    15,625         466,797
Quickresponse Services Inc. ........................     8,400         239,400
Quickturn Design Systems Inc. ......................    19,200         393,600
Quiksilver Inc. ....................................    10,500         224,438
Quintel Entertainment Inc. .........................     5,100          47,813
R.P. Scherer Corp. .................................    31,500       1,582,875
RAC Financial Group Inc. ...........................    10,400         219,700
Radisys Corp. ......................................     8,300         404,625
Railtex Inc. .......................................    12,100         305,525
Rainbow Technologies Inc. ..........................     8,200         152,725
Rainforest Cafe Inc. ...............................    12,850         301,975
Ralcorp Holdings Inc. ..............................    43,800         925,275
Ramtron International Corp. ........................    41,000         246,000
Raptor Systems Inc. ................................     2,900          58,363
RARE Hospitality International Inc. ................    10,000         188,750
Raymond James Financial Inc. .......................    21,887         659,346
RCSB Financial Inc. ................................    15,500         449,500
Realty Income Corp. ................................    31,300         747,287
Reckson Associates Realty Corp. ....................    11,800         498,550
Recoton Corp. ......................................    14,700         219,581
Red Brick Systems Inc. .............................    17,600         404,800
Red Roof Inns Inc. .................................    13,600         210,800
Redhook Ale Brewery Inc. ...........................    11,300         108,763
Redwood Trust Inc. .................................    13,200         491,700
Regal Beloit Corp. .................................    28,400         557,350
Regal Cinemas Inc. .................................    35,562       1,093,531
Regency Health Services Inc. .......................    22,500         216,563
Regency Realty Corp. ...............................    14,800         388,500
Regeneron Pharmaceuticals Inc. .....................    28,900         466,012
Regis Corp. ........................................    15,100         245,375

The accompanying notes are an integral part of the financial statements.

                             SAI-159

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Reinhold Industries Inc. ...........................       966     $     3,140
Reinsurance Group of America Inc. ..................    23,500       1,107,437
Reliance Group Holdings Inc. .......................    85,288         778,253
Reliance Steel & Aluminum Co. ......................    10,300         360,500
Remedy Corp. .......................................    15,200         817,000
Renaissance Communications Corp. ...................    15,550         555,912
Renaissance Solutions Inc. .........................     2,900         129,775
Renal Treatment Centers Inc. .......................    40,500       1,032,750
Reno Air Inc. ......................................     3,600          26,325
Renters Choice Inc. ................................    18,200         263,900
Republic Bancorp Inc. ..............................    19,097         222,003
Republic Industries Inc. ...........................    16,650         519,272
Research Medical Corp. .............................    15,000         345,000
ReSound Corp. ......................................    20,000         142,500
Resource Bancshares Mortgage Group Inc. ............    17,452         248,691
Resource Mortgage Capital Inc. .....................    27,800         816,625
Res-Care Inc. ......................................     9,000         157,500
Respironics Inc. ...................................    24,300         422,212
Rexall Sundown Inc. ................................    13,800         375,188
Rexel Inc. .........................................    19,000         301,625
Rexene Corp. .......................................    25,500         347,438
RFS Hotel Investors Inc. ...........................    33,700         665,575
Riggs National Corp. ...............................    27,550         475,237
Rightchoice Managed Care Inc. ......................     3,700          39,313
Rio Hotel & Casino Inc. ............................    21,500         314,438
Riscorp Inc. .......................................    48,300         175,088
Riser Foods Inc. ...................................    12,000         381,000
Risk Capital Holding Inc. ..........................    22,000         426,250
Rite Aid Corp. .....................................    49,205       1,955,899
Rival Co. ..........................................    14,200         353,225
Riviana Foods Inc. .................................    10,000         172,500
RLI Corp. ..........................................     7,599         253,617
RMI Titanium Co. ...................................    15,600         438,750
Roadway Express Inc. ...............................    17,900         346,813
Robbins & Myers Inc. ...............................    10,200         255,000
Robert Mondavi Corp. ...............................    10,400         379,600
Roberts Pharmaceutical Corp. .......................    17,100         192,375
Robotic Vision Systems Inc. ........................    20,300         241,063
ROC Communities Inc. ...............................    16,800         466,200
Rochester Gas & Electric Corp. .....................    52,900       1,011,712
Rock-Tenn Co. ......................................    45,090         890,527
Rogers Corp. .......................................    10,700         290,238
Rohr Inc. ..........................................    28,300         640,287
Rollins Environmental Services Inc. ................    81,900         143,325
Rollins Inc. .......................................    29,000         580,000
Rollins Truck Leasing Corp. ........................    51,075         644,822
Romac International Inc. ...........................     8,200         180,400
Roosevelt Financial Group Inc. .....................    47,749       1,002,729
Roper Industries Inc. ..............................    18,400         719,900
Roses Stores Inc.--WTS..............................     2,148              67

The accompanying notes are an integral part of the financial statements.

                             SAI-160

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Ross Stores Inc. ...................................    34,900      $1,745,000
Ross Technology Inc. ...............................    28,900         101,150
RoTech Medical Corp. ...............................    36,100         758,100
Rouge Steel Co. ....................................    11,400         240,825
Royal Gold Inc. ....................................    13,800         184,575
RPC Energy Services Inc. ...........................     9,000         135,000
RTW Inc. ...........................................    15,400         282,975
Ruby Tuesday Inc. ..................................    18,950         350,575
Ruddick Corp. ......................................    35,000         490,000
Rural/Metro Corp. ..................................    13,200         475,200
Russ Berrie & Co. Inc. .............................    12,200         219,600
Ryan's Family Steak Houses Inc. ....................    71,600         492,250
Ryland Group Inc. ..................................    20,700         284,625
S & T Bancorp Inc. .................................    14,400         442,800
S. E. Rykoff & Co. .................................    36,343         576,945
S3 Inc. ............................................    69,300       1,126,125
Safeskin Corp. .....................................    10,800         526,500
Safety-Kleen Corp. .................................    80,100       1,311,637
Saga Communications.................................    11,000         214,500
Samsonite Corp. ....................................    15,200         583,300
Sanderson Farms Inc. ...............................    10,300         172,525
Sandisk Corp. ......................................    24,000         234,000
Sangstat Medical Corp. .............................    17,300         458,450
Sanmina Corp. ......................................    24,500       1,384,250
Santa Cruz Operation Inc. ..........................    26,500         185,500
Sapient Corp. ......................................     2,000          84,250
Saul Centers Inc. ..................................    12,400         196,850
Savannah Foods & Industries Inc. ...................    30,500         411,750
Sbarro Inc. ........................................    17,000         433,500
Schnitzer Steel Industries Inc. ....................     5,900         151,188
Scholastic Corp. ...................................    16,900       1,136,525
Schweitzer-Mauduit International, Inc. .............    21,900         692,587
Sciclone Pharmaceuticals Inc. ......................    18,700         149,600
Scientific Games Holdings Corp. ....................    17,800         476,150
Scios Nova Inc. ....................................    48,856         300,006
Scopus Technology...................................    11,800         548,700
Scotsman Industries Inc. ...........................    12,600         297,675
Scotts Co. .........................................    26,200         520,725
SDL Inc. ...........................................    11,750         308,438
Seaboard Corp. .....................................       520         138,320
Seacor Holdings Inc. ...............................    14,300         900,900
Seafield Capital Corp. .............................     6,400         248,000
Seagull Energy Corp. ...............................    82,972       1,825,384
Seattle Filmworks Inc. .............................    10,700         218,013
Secure Computing Corp. .............................    20,100         183,413
Security Capital Corp. .............................    12,800         944,000
Security Corp. .....................................    11,800         414,475
Segue Software Inc. ................................     2,800          51,100
SEI Investments Corp. ..............................    17,400         387,150
Seitel Inc. ........................................    14,700         588,000

The accompanying notes are an integral part of the financial statements.

                             SAI-161

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Selective Insurance Group, Inc. ....................    19,500      $  741,000
Semitool Inc. ......................................    11,250         106,875
Sepracor Inc. ......................................    36,800         611,800
Sequa Corp. ........................................    11,000         431,750
Sequent Computer Systems Inc. ......................    41,300         733,075
Sequus Pharmaceuticals Inc. ........................    38,700         619,200
Serologicals Corp. .................................    10,900         385,588
Service Merchandise Co. , Inc. .....................   135,800         577,150
SFX Broadcasting Inc. ..............................     9,500         282,625
Sheldahl Co. .......................................    13,700         256,875
Shiloh Industries Inc. .............................     7,000         113,750
Shoneys Inc. .......................................    51,300         359,100
ShopKo Stores Inc. .................................    25,200         378,000
Shorewood Packaging Corp. ..........................    19,200         374,400
Showbiz Pizza Time, Inc. ...........................    23,100         418,687
Showboat Inc. ......................................    22,300         384,675
Shuffle Master Inc. ................................    15,400         136,675
Shurgard Storage Centres Inc. ......................    31,700         939,112
Sierra Health Services Inc. ........................    20,000         492,500
Sierra Pacific Resources............................    42,600       1,224,750
Sierra Semi-Conductor Corp. ........................    41,000         615,000
SIG Corp. , Inc. ...................................    21,400         740,975
Silicon Storage Technology Inc. ....................    28,800         140,400
Silicon Valley Bancshares...........................    12,200         393,450
Silicon Valley Group Inc. ..........................    42,200         849,275
Siliconix Inc. .....................................    14,500         340,750
Simpson Industries Inc. ............................    25,375         276,350
Simpson Manufacturing Inc. .........................     5,300         121,900
Simula Inc. ........................................     9,100         122,850
Sirrom Capital Corp. ...............................     9,600         352,800
Sitel Corp. ........................................    29,200         412,450
Skyline Corp. ......................................    13,600         336,600
Skywest Inc. .......................................     9,800         135,975
Smart & Final Inc. .................................    13,900         300,588
Smart Modular Technologies Inc. ....................    18,700         469,837
Smith Micro Software Inc. ..........................       100             488
Smithfield Foods Inc. ..............................    22,500         855,000
Smiths Food & Drug Centers Inc. ....................    16,837         521,947
Snyder Oil Corp. ...................................    36,300         630,712
Sodak Gaming Inc. ..................................    14,300         219,863
Sofamor/Danek Group Inc. ...........................    31,000         945,500
Software 2000 Inc. .................................     7,300          61,138
Sola International Inc. ............................    34,500       1,311,000
Solv Ex Corp. ......................................    19,000         266,000
Somatix Therapy Corp. ..............................    21,000          69,563
Somatogen Inc. .....................................    26,700         293,700
Sonic Corp. ........................................    18,950         483,225
Sotheby's Holdings Inc. ............................    59,900       1,115,637
South Jersey Industries Inc. .......................    12,020         292,988
South West Property Trust Inc. .....................    29,100         491,062

The accompanying notes are an integral part of the financial statements.

                             SAI-162

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Southdown Inc. .....................................    23,500      $  731,437
Southeastern Michigan Gas...........................    17,720         327,820
Southern California Water Co. ......................    12,000         261,000
Southern Energy Homes Inc. .........................    12,550         144,325
Southern Union Co. .................................    11,388         250,536
Southwest Gas Corp. ................................    33,800         650,650
Southwestern Energy Co. ............................    33,800         511,225
Sovereign Bancorp Inc. .............................    62,764         823,777
Sovran Self Storage Inc. ...........................    10,100         315,625
Spacelabs Medical Inc. .............................    14,000         287,000
Spartech Corp. .....................................    22,900         254,763
Specialty Equipment Cos., Inc. .....................    16,600         207,500
Spectrum Holobyte Inc. .............................    39,200         294,000
Speedfam International Inc. ........................     6,400         182,400
Spelling Entertainment Group Inc. ..................    15,900         117,263
Spieker Properties Inc. ............................    42,600       1,533,600
Spine Tech Inc. ....................................    14,100         352,500
Spinnaker Industries Inc. , Class A.................     1,600          92,800
Spinnaker Industries Inc. ..........................       300          11,100
Sports & Recreation Inc. ...........................    27,100         210,025
Sports Authority Inc. ..............................    43,950         955,912
Springs Industries Inc. ............................    19,300         829,900
SPS Technologies Inc. ..............................     8,200         526,850
SPS Transaction Services Inc. ......................     9,700         147,925
SPSS Inc. ..........................................     8,900         248,088
SPX Corp. ..........................................    15,500         600,625
Spyglass Inc. ......................................    17,000         212,500
SQA Inc. ...........................................     2,900          96,425
St John Knits Inc. .................................    20,300         883,050
St Paul Bancorp Inc. ...............................    24,815         728,941
Staar Surgical Co. .................................    17,300         229,225
Stac Electronics....................................    33,600         222,600
Standard Financial Inc. ............................    24,400         478,850
Standard Microsystems Corp. ........................    20,400         193,800
Standard Motor Products Inc. .......................     9,900         137,363
Standard Pacific Corp. .............................    44,800         257,600
Standard Products Co. ..............................    19,975         509,362
Standard Register Co. ..............................    18,400         598,000
Standex International Corp. ........................    16,200         500,175
Stanford Telecommunications Inc. ...................     6,300         217,350
Stanhome Inc. ......................................    24,800         657,200
Stant Corp. ........................................    22,900         360,675
Starsight Telecast Inc. ............................    35,200         330,000
Starter Corp. ......................................    15,500          89,125
State Auto Financial Corp. .........................     8,250         148,500
State Of The Art Inc. ..............................    14,300         176,963
Station Casinos Inc. ...............................    27,400         277,425
Steck Vaughn Publishing Corp. ......................     3,400          37,400
Steel Technologies Inc. ............................    10,200         135,150
Stein Mart Inc. ....................................    11,500         232,875

The accompanying notes are an integral part of the financial statements.

                             SAI-163

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Stepan Co. .........................................    12,198      $  248,534
Stewart & Stevenson Services Inc. ..................    42,800       1,246,550
Stillwater Mining Co. ..............................    21,100         382,438
Stone & Webster Inc. ...............................     9,000         283,500
Stone Energy Corp. .................................    11,900         355,513
Storage Computer Corp. .............................     3,100          40,688
Storage Trust Realty................................    16,500         445,500
Storage USA Inc. ...................................    29,000       1,091,125
Stormedia Inc. .....................................    25,900         417,637
Strategic Distribution Inc. ........................    11,200          88,200
Stratosphere Corp. .................................     9,900           8,353
Stratus Computer Inc. ..............................    34,100         929,225
Strawbridge & Clothier..............................    10,112         160,528
Stride Rite Corp. ..................................    65,200         652,000
Structural Dynamics Research Corp. .................    48,200         964,000
Student Loan Corp. .................................     6,100         227,225
Studio Plus Hotels Inc. ............................    14,300         225,225
Sturm Ruger & Co. , Inc. ...........................    25,200         488,250
Submicron Systems Corp. ............................    21,900          90,338
Sumitomo Bank of California.........................     5,100         127,500
Summit Care Corp. ..................................     5,400          88,425
Summit Medical Systems Inc. ........................    10,600          80,825
Summit Properties Inc. .............................    25,000         553,125
Summit Technology Inc. .............................    44,300         243,650
Sun Communities Inc. ...............................    19,300         665,850
Sun Healthcare Group Inc. ..........................    55,720         752,220
Sunrise Medical Inc. ...............................    24,500         388,937
Sunriver Corp. .....................................    22,000          35,750
Sunshine Mining Co. ................................   280,500         262,969
Superior Industries International Inc. .............    29,800         689,125
Superior Services Inc. .............................     3,500          71,313
Supertex Inc. ......................................     9,500         124,688
Susquehanna Bancshares Inc. ........................    18,150         628,444
Swift Energy Co. ...................................    19,600         585,550
Swift Transportation Co. , Inc. ....................    17,100         401,850
Sylvan Learning Systems Inc. .......................    24,350         693,975
Symantec Corp. .....................................    76,000       1,102,000
Symmetricom Inc. ...................................    20,600         409,425
Sync Research Inc. .................................    22,200         305,250
Synetic Inc. .......................................    24,000       1,164,000
Syratech Corp. .....................................     4,900         154,350
System Software Associates Inc. ....................    38,700         411,187
Systemix Inc. ......................................     3,800          57,950
Systems & Computer Technology Corp. ................    19,100         305,600
Systemsoft Corp. ...................................    23,500         349,563
Target Therapeutics Inc. ...........................    14,600         613,200
Taubman Centers Inc. ...............................    41,000         527,875
TBC Corp. ..........................................    28,962         217,215
TCA Cable TV Inc. ..................................    22,100         665,762
TCSI Corp. .........................................    16,600         103,750

The accompanying notes are an integral part of the financial statements.

                             SAI-164

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Tech Data Corp. ....................................    47,800      $1,308,525
Tech Sym Corp. .....................................     8,700         258,825
Techne Corp. .......................................    12,900         335,400
Technitrol Inc. ....................................     8,900         341,538
Technology Solutions Co. ...........................    23,450         973,175
Tecnol Medical Products Inc. .......................    18,600         281,325
Tejas Gas Corp. ....................................    19,085         908,923
Tejon Ranch Co. ....................................    13,700         196,938
Tekelec Inc. .......................................     9,300         146,475
Tel-Save Holdings Inc. .............................    11,400         330,600
Telco Systems Inc. .................................    16,000         304,000
Teleflex Inc. ......................................    24,900       1,297,912
Teltrend Inc. ......................................     8,300         230,325
Telxon Corp. .......................................    21,900         268,275
Tencor Instruments..................................    43,700       1,152,587
Tennant Co. ........................................    11,800         324,500
Tesoro Petroleum Corp. .............................    37,000         518,000
Tetra Tech. Inc. ...................................    16,575         327,356
Tetra Technologies, Inc. ...........................    17,400         439,350
Texas Industries Inc. ..............................    15,678         793,699
The Buckle Inc. ....................................     2,200          55,000
The Colonial Gas Co. ...............................    11,550         245,438
The Gymboree Corp. .................................    33,300         761,737
The Men's Wearhouse Inc. ...........................    16,050         393,225
The Town & Country Trust............................    21,300         311,513
The Trust Co. of New Jersey.........................    26,900         376,600
Theragenics Corp. ..................................    14,000         316,750
Theratech Inc. .....................................    20,450         270,963
Theratx Inc. .......................................    21,700         222,425
Thermo Ecotek Corp. ................................     6,200          94,550
Thermo Power Corp. .................................     5,000          39,688
Thermo Remediation Inc. ............................     3,200          28,000
Thermo Terratech, Inc. .............................     4,300          42,463
Thermospectra Corp. ................................     6,000          73,500
Thermotrex Corp. ...................................    12,700         347,663
Thiokol Corp. ......................................    24,900       1,114,275
Thomas & Betts Corp. ...............................    16,716         741,772
Thomas Industries Inc. .............................    15,900         331,913
Thomas Nelson Inc. .................................    15,749         234,266
Thor Industries Inc. ...............................     6,900         174,225
Thoratec Labs Corp. ................................     6,400          60,800
Thornburg Mortgage Asset Corp. .....................    20,400         436,050
Timberland Co. .....................................    11,200         425,600
Titan Wheel International Inc. .....................    20,800         265,200
TJ International Inc. ..............................    21,300         495,225
TNP Enterprises Inc. ...............................    15,200         416,100
Toll Brothers Inc. .................................    31,400         612,300
Tom Brown, Inc. ....................................    26,000         542,750
Tootsie Roll Industries Inc. .......................    24,071         953,813
Top Source Technologies Inc. .......................    32,500          81,250

The accompanying notes are an integral part of the financial statements.


                             SAI-165

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Topps Co. , Inc. ...................................    61,300      $  245,200
Toro Co. ...........................................    16,600         605,900
Toronto Dominion Bank...............................     4,779         121,865
Tosco Corp. ........................................         1              79
Total Renal Care Holdings Inc. .....................       700          25,375
Tower Automotive Inc. ..............................     8,600         268,750
Toy Biz Inc. .......................................    24,400         475,800
TR Financial Corp. .................................    11,800         418,900
Tracor Inc. ........................................    30,400         646,000
Tractor Supply Co. .................................     4,600          94,875
Trans Financial Inc. ...............................    15,500         356,500
Trans World Airlines Inc. ..........................    24,900         169,631
Transaction Network Services Inc. ..................    11,600         133,400
Transaction Systems Architects Inc. ................    36,600       1,216,950
Transcend Services Inc. ............................    30,200         158,550
Transitional Hospitals Corp. .......................    61,600         592,900
Transtexas Gas Corp. ...............................    12,200         176,900
Transwitch Corp. ...................................    11,600          60,900
Tredegar Industries Inc. ...........................    11,150         447,394
Tremont Corp. ......................................     6,500         234,813
Trenwick Group Inc. ................................     7,600         351,500
Trescom International Inc. .........................    17,900         143,200
Triangle Pacific Corp. .............................    19,300         464,406
Triarc Cos., Inc. ..................................    29,620         340,630
Trident Microsystems Inc. ..........................    16,300         275,063
Trigen Energy Corp. ................................     4,300         123,625
Trimas Corp. .......................................    21,700         518,087
Trimble Navigation Ltd..............................    25,300         290,950
TriNet Corporate Realty Trust Inc. .................    16,900         599,950
Trinova Corp. ......................................    35,900       1,305,862
Triquint Semiconductor Inc. ........................    11,600         305,950
True North Communications, Inc......................    24,400         533,750
Trump Hotels & Casino Resorts.......................    33,400         400,800
Trustco Bank Corp. .................................    28,159         601,899
Trustmark Corp. ....................................    36,300         925,650
Tseng Laboratories Inc. ............................    18,900          59,063
TSX Corp. ..........................................    15,150         134,456
Tuboscope Vetco International Corp. ................    58,700         909,850
Turbochef Inc. .....................................     4,100          90,713
Tuscon Electric Power Co. ..........................    44,520         740,145
Tyco Toys Inc. .....................................    45,200         531,100
UGI Corp. ..........................................    45,000       1,006,875
UICI................................................    46,400       1,508,000
Ultramar Diamond Shamrock...........................    32,129       1,016,080
Ultratech Stepper Inc. .............................    23,100         548,625
UMB Financial Corp. ................................    22,640         916,924
Unifirst Corp. .....................................    26,700         567,375
Union Acceptance Corp. .............................     7,700         136,675
Uniphase Corp. .....................................    22,700       1,191,750
Unison Software Inc. ...............................     3,100          82,925

The accompanying notes are an integral part of the financial statements.

                             SAI-166

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
United Bankshares Inc. .............................    21,100      $  696,300
United Carolina Bancshares Corp. ...................    33,500       1,323,250
United Cities Gas Co. ..............................    18,500         416,250
United Companies Financial Corp. ...................    36,296         966,381
United Dental Care Inc. ............................     7,600         230,850
United Dominion Realty Trust Inc. ..................    77,300       1,198,150
United Fire & Casualty Co. .........................    13,575         478,519
United Illuminating Co. ............................    19,400         608,675
United International Holdings Inc. .................    53,300         652,925
United Meridian Corp. ..............................    40,700       2,106,225
United Stationers Inc. .............................    19,600         382,200
United Television Inc. .............................     5,700         490,912
United Video Satellite Group Inc. ..................    13,800         241,500
United Waste Systems Inc. ..........................    54,000       1,856,250
United Water Resources Inc. ........................    34,600         536,300
United Wisconsin Services Inc. .....................     9,400         246,750
Unitog Co. .........................................    12,550         341,988
Unitrode Corp. .....................................    14,500         425,937
Universal Corp. ....................................    47,900       1,538,787
Universal First Products Inc. ......................    18,000         238,500
Universal Foods Corp. ..............................    35,200       1,240,800
Universal Health Realty Income Trust................    10,100         207,050
Universal Health Services Inc. .....................    45,300       1,296,712
UNR Industries Inc. ................................    30,300         181,800
Urban Outfitters Inc. ..............................    15,200         197,600
Urban Shopping Centers Inc. ........................    17,300         501,700
Urohealth Systems Inc. .............................    16,000         128,000
Uromed Corp. .......................................    27,700         270,075
US Bancorp Inc. ....................................     7,900         334,763
US Bioscience Inc. .................................    28,800         363,600
US Can Co. .........................................    15,700         264,938
US Data Corp. ......................................     6,600          37,125
US Filter Corp. ....................................    52,850       1,677,987
US Freightways Corp. ...............................    31,700         869,769
US Home Corp. ......................................    16,300         423,800
US Long Distance Corp. .............................    20,500         164,000
US Office Products Co. .............................    47,200       1,610,700
US Trust Corp. .....................................    12,900       1,019,100
USA Detergents Inc. ................................     8,600         357,975
UST Corp. ..........................................    23,200         478,500
Valassis Communications Inc. .......................    29,500         623,187
Valhi Inc. .........................................    13,400          85,425
Vallicorp Holdings Inc. ............................    18,200         370,825
Valmont Industries Inc. ............................    11,600         478,500
Valspar Corp. ......................................    21,000       1,189,125
Value City Department Stores Inc. ..................    11,300         118,650
Value Line Inc. ....................................     2,800         123,900
Valuevision International Inc. .....................    32,900         176,838
Valujet Inc. .......................................    49,600         319,300
Vanguard Cellular Systems Inc. .....................    38,200         601,650

The accompanying notes are an integral part of the financial statements.

                             SAI-167

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Vans Inc. ..........................................    13,300      $  166,250
Vanstar Corp. ......................................    21,300         521,850
Vantive Corp. ......................................    12,900         403,125
Varco International Inc. ...........................    25,000         578,125
Ventritex Inc. .....................................    24,700         608,237
Veritas DGC Inc. ...................................    12,400         229,400
Veritas Software Co. ...............................    14,500         721,375
Verity Inc. ........................................    10,900         167,588
Vertex Pharmaceuticals Inc. ........................    26,700       1,074,675
Vesta Insurance Group Inc. .........................    26,150         820,456
Veterinary Centers America Inc. ....................    19,700         216,700
Viasoft Inc. .......................................    24,400       1,152,900
Vical Inc. .........................................    21,900         361,350
Vicor Corp. ........................................    41,700         695,869
Videolan Technologies Inc. .........................    11,900          18,594
Videoserver Inc. ...................................    18,300         777,750
Viewlogic Systems Inc. .............................    22,900         260,488
Vintage Petroleum Inc. .............................    14,900         514,050
Visio Corp. ........................................    10,500         519,750
Visioneer Communications Inc. ......................     5,400          24,300
VISX Inc. ..........................................    15,700         347,363
Vital Signs Inc. ...................................     6,900         179,400
Vitalink Pharmacy Services Inc. ....................     2,200          50,600
Vitesse Semiconductor Corp. ........................    25,200       1,146,600
Vivus Inc. .........................................    24,600         891,750
VLSI Technology Inc. ...............................    63,700       1,520,837
Volt Information Sciences Inc. .....................     7,000         306,250
Vornado Realty Trust................................    33,400       1,753,500
VWR Corp. ..........................................    25,900         433,825
W. H. Brady Co. ....................................    28,600         704,275
W.R. Berkley Corp. .................................    19,400         984,550
Waban Inc. .........................................    43,100       1,120,600
Wabash National Corp. ..............................    25,200         463,050
Wackenhut Corp. ....................................    14,900         257,025
Wackenhut Corrections Corp. ........................     9,100         182,000
Walbro Corp. .......................................    11,800         215,350
Walden Residential Properties Inc. .................    14,500         360,688
Wall Data Inc. .....................................     9,100         137,638
Walter Industries Inc. .............................    57,100         806,537
Wang Laboratories Inc. .............................    49,300         998,325
Washington Energy Co. ..............................    34,600         713,625
Washington Federal Inc. ............................    57,800       1,531,700
Washington Gas Light Co. ...........................    58,400       1,321,300
Washington National Corp. ..........................    15,500         426,250
Washington Real Estate Investment Trust.............    41,650         728,875
Waters Corp. .......................................    35,500       1,078,312
Watkins Johnson Co. ................................    12,400         303,800
Watsco Inc. ........................................    17,300         499,537
Watts Industries Inc. ..............................    25,300         604,037
Wausau Paper Mills Co. .............................    38,625         714,562

The accompanying notes are an integral part of the financial statements.

                             SAI-168

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Waverly Inc. .......................................     4,100      $   97,375
WD40 Co. ...........................................     8,800         448,937
Webb (Del) Corp. ...................................    23,100         378,263
Weeks Corp. ........................................    15,300         508,725
Weingarten Realty Investors.........................    32,400       1,316,250
Wellman Inc. .......................................    37,500         642,187
Wellsford Residential Property Trust................    22,124         536,507
Werner Enterprises Inc. ............................    29,050         526,531
Wesbanco Inc. ......................................    11,600         377,000
West Co. , Inc. ....................................    18,100         511,325
West Marine Inc. ...................................    11,500         324,875
Westamerica Bancorporation..........................    13,300         768,075
Westcorp............................................    12,795         279,891
Westell Technologies................................     1,100          25,163
Western Gas Resources Inc. .........................    19,600         377,300
Western Investment Real Estate Trust................    25,400         330,200
Western Pacific Airlines Inc. ......................     7,500          52,500
Western Water Co. ..................................     9,200         133,400
Westinghouse Air Brake Co. .........................    24,600         310,575
Westpoint Stevens Inc. .............................    23,100         690,112
Westwood One Inc. ..................................    43,600         724,850
Wet Seal Inc. ......................................     7,700         164,588
WFS Financial Inc. .................................     6,200         123,225
White River Corp. ..................................     5,900         321,550
Whitney Holding Corp. ..............................    22,500         795,937
Whittaker Corp. ....................................    15,100         190,638
Whole Foods Market Inc. ............................    26,000         585,000
WHX Corp. ..........................................    31,700         281,338
Wicor Inc. .........................................    24,900         893,287
Williams Sonoma Inc. ...............................    25,937         943,458
Wilmar Industries Inc. .............................    12,600         349,650
Wind River Systems Inc. ............................    13,800         653,775
Windmere Corp. .....................................    24,200         311,575
Winnebago Industries Inc. ..........................    24,000         174,000
Winstar Communications Inc. ........................    36,400         764,400
Winthrop Resources Corp. ...........................     4,000         115,000
Wireless One Inc. ..................................    17,800         117,925
Wireless Telecom Group Inc. ........................    22,300         231,363
WLR Foods Inc. .....................................    19,600         242,550
WMS Industries Inc. ................................    24,900         498,000
Wolverine Tube Inc. ................................    18,600         655,650
Wolverine World Wide Inc. ..........................    39,375       1,141,875
Wonderware Corp. ...................................    21,900         194,705
Workgroup Technology Corp. .........................     3,500          23,188
World Acceptance Corp. .............................    31,400         215,875
World Airways Inc. .................................     2,600          21,125
World Color Press Inc. .............................    46,500         895,125
WPL Holdings Inc. ..................................    41,900       1,178,437
WPS Resources Corp. ................................    31,700         903,450
Wyle Laboratories...................................    17,800         703,100

The accompanying notes are an integral part of the financial statements.

                             SAI-169

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                        SHARES        VALUE
---------------------------------------------------  ------------ --------------
Wyman-Gordon Co. ...................................      27,300   $    607,425
Wynn's International Inc. ..........................      13,100        414,287
X-Rite Inc. ........................................      17,900        295,350
Xicor Inc. .........................................      25,200        258,300
Xircom Inc. ........................................      21,900        476,325
Xoma Corp. .........................................      38,800        198,850
Xpedite Systems Inc. ...............................       3,700         78,625
Xtra Corp. .........................................      22,100        958,587
Yahoo Inc. .........................................       3,900         66,300
Yankee Energy Systems Inc. .........................      14,250        304,594
Yellow Corp. .......................................      29,000        416,875
Young Broadcasting Inc. ............................      12,200        356,850
Youth Services Inc. ................................       9,100        138,775
Zale Corp. .........................................      45,100        862,537
Zebra Technologies Corp. ...........................      26,800        626,450
Zeigler Coal Holding Co. ...........................      20,300        433,912
Zenith Electronics Corp. ...........................      38,300        416,512
Zenith National Insurance Corp. ....................      13,600        372,300
Zero Corp. .........................................      12,650        253,000
Zila Inc. ..........................................      34,300        227,238
Zilog Inc. .........................................      26,550        693,619
Zoltek Cos., Inc. ..................................      10,200        371,025
Zoran Corp. ........................................       5,100         91,800
Zurich Reinsurance Centre Holdings Inc. ............      15,100        471,875
Zurn Industries Inc. ...............................      16,700        436,287
Zygo Corp. .........................................       6,100        317,200
Zytec Corp. ........................................       9,400         99,875
                                                                 --------------
Total Common Stock
  (Cost $909,384,887)...............................                946,642,192
                                                                 --------------
                                                      PRINCIPAL
                                                        AMOUNT
U.S. GOVERNMENT OBLIGATIONS -0.1%
US Treasury Bills 4.85% 06-Mar-97 (a)............... $   200,000        198,275
US Treasury Bills 4.90% 06-Mar-97 (a)...............   1,000,000        991,289
                                                                 --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS...................                  1,189,564
                                                                 --------------
STATE STREET BANK AND TRUST COMPANY INVESTMENT
 FUNDS
  FOR TAX EXEMPT RETIREMENT PLANS -3.8%                 UNITS
SHORT TERM INVESTMENT FUND..........................  36,986,566     36,986,566
--------------------------------------------------- ------------ --------------
TOTAL INVESTMENTS--100%
  (Cost $947,561,017)...............................               $984,818,322
=================================================== ============ ==============

The accompanying notes are an integral part of the financial statements.

                             SAI-170

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 FUND
RUSSELL 2000 NON-LENDING FUND
Combined Schedule of Investments (Continued)
 (showing percentage of total value of investments)
 December 31, 1996


The following long futures contracts were open at December 31, 1996:

 FUTURES         NUMBER OF    NOTIONAL      MATURITY     UNREALIZED
CONTRACTS        CONTRACTS     AMOUNT         DATE      GAIN (LOSS)
-------------- ----------- ------------- ------------- ------------
Russell 2000 ..     216      $39,287,025   March, 1997   $(112,775)
                                                       ============


(a) At December 31, 1996, U.S. Treasury Bills were pledged to cover margin requirements for open futures contracts.
(b)    Issuer filed for bankruptcy.


The accompanying notes are an integral part of the financial statements.

                             SAI-171

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of the
State Street Bank and Trust Company
Daily EAFE Fund
and the State Street Bank and Trust Company
Daily EAFE Fund Non-Lending

In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company Daily EAFE Fund and the State Street Bank and Trust Company Daily EAFE Fund Non-Lending at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and their selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
April 10, 1997


                             SAI-172

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Statement of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------

 ASSETS
Investments in securities, at value (cost $378,664,783)..........................................  $414,208,889
Foreign currency.................................................................................    42,644,083
Foreign currency, segregated.....................................................................     2,206,904
Investment in State Street Bank and Trust Company Quality A Short-Term Investment Fund, at value     13,498,662
Receivable for investments sold..................................................................     3,013,911
Dividends, interest and other receivables........................................................       846,876
------------------------------------------------------------------------------------------------ --------------
   Total assets..................................................................................   476,419,325
------------------------------------------------------------------------------------------------ --------------
LIABILITIES
Collateral on securities loaned..................................................................    13,498,662
Payable to custodian.............................................................................       121,000
Payable for investments purchased................................................................    43,443,494
Payable for open forward foreign currency contracts..............................................       559,248
Payable for fund units redeemed..................................................................        26,946
Variation margin payable.........................................................................     1,388,941
Accrued expenses.................................................................................       128,532
------------------------------------------------------------------------------------------------ --------------
   Total liabilities.............................................................................    59,166,823
------------------------------------------------------------------------------------------------ --------------
NET ASSETS.......................................................................................  $417,252,502
================================================================================================ ==============
Daily EAFE Fund
 (7,869,113 units outstanding, at $12.59 per unit net asset value)...............................  $ 99,048,088
Daily EAFE Fund Non-Lending
 (25,280,513 units outstanding, at $12.59 per unit net asset value)..............................   318,204,414
------------------------------------------------------------------------------------------------ --------------
                                                                                                   $417,252,502
================================================================================================ ==============

The accompanying notes are an integral part of the financial statements.

                             SAI-173

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Statement of Operations
Year ended December 31, 1996

-----------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of taxes withheld of $611,280) ....................................................   $ 5,548,208
Interest..........................................................................................     3,004,419
Securities lending fee income (net of related expenses), allocated to Daily EAFE Fund ............        62,368
-------------------------------------------------------------------------------------------------- -------------
  Total investment income ........................................................................     8,614,995
-------------------------------------------------------------------------------------------------- -------------
EXPENSES..........................................................................................       638,468
-------------------------------------------------------------------------------------------------- -------------
  Net investment income ..........................................................................     7,976,527
-------------------------------------------------------------------------------------------------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Net realized gain (loss):
 Investments......................................................................................       400,125
 Futures contracts................................................................................     2,289,457
 Foreign currency and related forward contracts...................................................    (3,617,520)
-------------------------------------------------------------------------------------------------- -------------
  Net realized gain (loss) on investments, futures contracts and foreign currency ................      (927,938)
-------------------------------------------------------------------------------------------------- -------------
Net change in unrealized appreciation (depreciation):
 Investments......................................................................................    14,160,238
 Futures contracts................................................................................    (1,410,996)
 Foreign currency and related forward contracts...................................................      (615,122)
-------------------------------------------------------------------------------------------------- -------------
  Net change in unrealized appreciation (depreciation) on investments, futures contracts and
 foreign   currency...............................................................................    12,134,120
-------------------------------------------------------------------------------------------------- -------------
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency .    11,206,182
-------------------------------------------------------------------------------------------------- -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................   $19,182,709
================================================================================================== =============

The accompanying notes are an integral part of the financial statements.

                               SAI-174

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Statement of Changes in Net Assets

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                -----------------------------
                                                                                      1996           1995
------------------------------------------------------------------------------- -------------- --------------
FROM OPERATIONS
 Net investment income.........................................................   $  7,976,527   $  4,448,240
 Net realized gain (loss) on investments, futures contracts and foreign
 currency......................................................................       (927,938)     3,275,177
 Net change in unrealized appreciation (depreciation) on investments, futures
  contracts and foreign currency...............................................     12,134,120     11,650,516
------------------------------------------------------------------------------- -------------- --------------
Net increase (decrease) in net assets resulting from operations................     19,182,709     19,373,933
------------------------------------------------------------------------------- -------------- --------------
Distributions of securities lending fee income to Daily EAFE Fund participants.        (62,368)       (58,096)
------------------------------------------------------------------------------- -------------- --------------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant transactions..    168,362,362    (32,466,781)
------------------------------------------------------------------------------- -------------- --------------
Net increase (decrease) in net assets .........................................    187,482,703    (13,150,944)
NET ASSETS
 Beginning of year.............................................................    229,769,799    242,920,743
------------------------------------------------------------------------------- -------------- --------------
 End of year...................................................................   $417,252,502   $229,769,799
=============================================================================== ============== ==============

The accompanying notes are an integral part of the financial statements.

                               SAI-175

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)


                                                                 PERIOD ENDED DECEMBER 31,
                                                         ----------------------------------------
                                                            1996      1995       1994     1993**
-------------------------------------------------------- --------- --------- ---------- ---------
Net investment income (loss)*...........................   $  0.29   $  0.25   $   0.19  $  (0.01)
Distributions of securities lending fee income (a)  ....     (0.01)    (0.01)      0.00      0.00
Net realized and unrealized gain (loss) ................      0.44      0.99       0.59     (0.13)
-------------------------------------------------------- --------- --------- ---------- ---------
Net increase (decrease) ................................      0.72      1.23       0.78     (0.14)
NET ASSET VALUE
Beginning of period ....................................     11.87     10.64       9.86     10.00
-------------------------------------------------------- --------- --------- ---------- ---------
End of period ..........................................   $ 12.59   $ 11.87   $  10.64  $   9.86
======================================================== ========= ========= ========== =========
Total return*** ........................................      6.15%    11.64%      7.91%    (1.40)%
-------------------------------------------------------- --------- --------- ---------- ---------
Ratio of expenses to average net assets (b) ............      0.19%     0.20%      0.19%     0.57%
Ratio of net investment income to average net assets (b)      2.38%     2.22%      1.88%    (0.14)%
Portfolio turnover .....................................         5%        9%        47%       28%
Average broker commission per share (c) ................   $0.0149       N/A        N/A       N/A
Net assets, end of period (000s) .......................   $99,048   $75,760   $139,678  $229,612
                                                         ========= ========= ========== =========


------------
* Net investment income (loss) per unit has been calculated based upon an average of monthly units outstanding.
**     The Daily EAFE Fund commenced operations on September 30, 1993.
*** Total return is based on the value of a single unit of participation outstanding throughout the entire period. It represents the percentage change in the net asset value per unit between the beginning and end of each period and assumes reinvestment of any distributions. The calculation includes only those expenses charged directly to the Daily EAFE Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(a)    Zero amounts represent those which are less than $.005 per unit.
(b)    1993 data annualized.
(c) Represents total commission paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying notes are an integral part of the financial statements.

                               SAI-176

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND NON-LENDING
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)



                                                           YEAR ENDED DECEMBER 31,
                                                     ---------------------------------
                                                         1996       1995       1994**
---------------------------------------------------- ---------- ----------- ----------
Net investment income*...............................  $   0.28   $   0.24    $   0.19
Net realized and unrealized gain (loss)..............      0.44       0.99        0.59
---------------------------------------------------- ---------- ----------- ----------
Net increase (decrease)..............................      0.72       1.23        0.78
NET ASSET VALUE
Beginning of period..................................     11.87      10.64        9.86
---------------------------------------------------- ---------- ----------- ----------
End of year .........................................  $  12.59   $  11.87    $  10.64
==================================================== ========== =========== ==========
Total return***......................................      6.07%     11.56%       7.91%
---------------------------------------------------- ---------- ----------- ----------
Ratio of expenses to average net assets..............      0.19%      0.20%       0.19%
Ratio of net investment income to average net
 assets..............................................      2.31%      2.15%       1.85%
Portfolio turnover...................................         5%         9%         47%
Average broker commission per share (a) .............  $ 0.0149        N/A         N/A
Net assets, end of year (000s).......................  $318,204   $154,010    $103,242
                                                     ========== =========== ==========


------------
* Net investment income per unit has been calculated using an average of monthly units outstanding.
**     The Daily EAFE Fund Non-Lending commenced operations on January 3,
       1994.
*** Total return is based on the value of a single unit of participation outstanding throughout the entire year. It represents the percentage change in the net asset value per unit between the beginning and end of each year. The calculation includes only those expenses charged directly to the Daily EAFE Fund Non-Lending. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.
(a) Represents total commissions paid on portfolio securities divided by total number of shares purchased or sold on which commissions were charged. This disclosure is required by the SEC beginning in 1996.

The accompanying notes are an integral part of the financial statements.

                               SAI-177

                     STATE STREET BANK AND TRUST COMPANY
                               DAILY EAFE FUND
                         DAILY EAFE FUND NON-LENDING
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Investment Funds for Tax Exempt Retirement Plans have been formed under a Declaration of Trust dated May 19, 1983, as amended and restated through July 19, 1991. The Daily EAFE Fund and the Daily EAFE Fund Non-Lending (together, the "Fund") were established through Fund Declarations effective September 16, 1993 and January 3, 1994, respectively, and commenced investment operations on September 30, 1993 and January 3, 1994, respectively. State Street Bank is the Fund's Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.

   The investment objective of the Fund is to closely match the performance of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index (the "Index"), while providing daily liquidity. The Fund may invest in equity securities, equity-based derivatives, swaps, short-term instruments and foreign exchange contracts, as well as in commingled funds or mutual funds maintained by the Fund's Trustee.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments for which market quotations are readily available are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the more recent of the last published sale or the mean between the last reported bid and asked prices, or at fair value as determined in good faith by the Trustee. Short-term investments are stated at amortized cost which approximates market. Foreign securities quoted in foreign currencies (which constitute most of the investments) and foreign currencies are translated into U.S. dollars at the current exchange rate.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold are determined using the average cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date or as soon as the Fund is informed of the ex-dividend date. Interest income earned on foreign securities is recorded net of applicable withholding taxes on the accrual basis; interest earned on foreign currency transaction accounts is recorded when the Trustee is first notified of the amount credited by the depository bank.

 C. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS

   The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

                               SAI-178

                     STATE STREET BANK AND TRUST COMPANY
                               DAILY EAFE FUND
                         DAILY EAFE FUND NON-LENDING
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

    The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. Such contracts are valued based upon the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks in foreign currency contracts arise from the possible inability of counterparties to meet the contract's terms and from movements in currency values. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

 D. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.

 E. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset value of the Fund is determined on each business day (valuation date) and any other day determined by the Trustee. Issuances and redemptions of Fund units are made on the basis of the value of the Fund as of the Fund's last preceding valuation date on which such order to issue or redeem is received. From the Fund's inception through October 31, 1996, a transaction fee of .5% was charged on contributions and withdrawals and is presented in Note 5 as a separate component of paid in capital. Effective November 1, 1996, a transaction fee of .5% is charged on contributions or withdrawals greater than 5% of the net asset value of the Fund.

 F. EXPENSES

   Under the Fund Declaration, the Fund may pay certain expenses for services received during the year. These transactions include, but are not limited to, transaction, holding, stamp duty and audit fees. The Fund also pays an annual fee of $50,000 for daily pricing services to the Trustee in its capacity as custodian.

 G. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income (excluding securities lending fee income) and net realized gains are retained by the Fund. Income generated by securities lending is distributed monthly.

 H. FUTURES CONTRACTS

   The Fund may use futures contracts to manage its exposure to the equity market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Futures contracts involve, to varying degrees, credit and market risks. The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may

                             SAI-179

                     STATE STREET BANK AND TRUST COMPANY
                               DAILY EAFE FUND
                         DAILY EAFE FUND NON-LENDING
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

not be an exact correlation between a futures contract and the underlying index. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited.

   Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.

 I. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES LENDING PROGRAM; PRINCIPLES OF COMBINATION

   The participants in the Daily EAFE Fund (the "EAFE Fund") have authorized the EAFE Fund to participate in the Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the EAFE Fund are identical to those of the Daily EAFE Fund Non-Lending (the "Non-Lending Fund"), except that the EAFE Fund engages in securities lending activities. Accordingly, the financial statements of the EAFE Fund and the Non-Lending Fund (collectively, the "Fund") have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the EAFE Fund and the Non-Lending Fund. The EAFE Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.

   Under the Securities Lending Program, securities held by the EAFE Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the fair market value of the loaned securities. At December 31, 1996, the value of securities loaned by the EAFE Fund was $13,094,336 against which was held cash collateral of $13,498,662. Cash collateral provided by the Borrowers is invested in a variety of registered investment companies. At December 31, 1996, the cash collateral held by the Fund was invested in State Street Bank and Trust Company Quality A Short-Term Investment Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the EAFE Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is distributed to EAFE Fund participants monthly.

   State Street Bank, as lending agent, indemnifies the EAFE Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. EAFE Fund participants, however, bear the risk of loss with respect to the investment of collateral.

                             SAI-180

                     STATE STREET BANK AND TRUST COMPANY
                               DAILY EAFE FUND
                         DAILY EAFE FUND NON-LENDING
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
4. INVESTMENT TRANSACTIONS

   Purchases and sales of securities, excluding short-term investments and including in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $186,158,398 and $15,571,835, respectively, resulting in a net realized gain (loss) of $400,125.

5. UNITS OF PARTICIPATION

   Participant transactions for the Fund were as follows:

                                                   YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------------------
                                              1996                         1995
                                 ---------------------------- -----------------------------
                                      UNITS         AMOUNT         UNITS         AMOUNT
                                 ------------- -------------- ------------- ---------------
DAILY EAFE FUND
Units issued.....................     260,114    $  3,283,151           --    $         --
Interfund transfers (net)........   1,332,149      15,595,684           --              --
Units redeemed...................    (105,475)     (1,328,475)  (6,742,000)    (70,246,080)
Paid in capital from transaction
 fees (Note 2E)..................          --             406           --         246,080
                                 ------------- -------------- ------------- ---------------
Total............................   1,486,788    $ 17,550,766   (6,742,000)   $(70,000,000)
                                 ------------- -------------- ------------- ---------------
DAILY EAFE FUND NON-LENDING
Units issued.....................  20,560,785    $249,590,583    9,429,069    $105,163,988
Interfund transfers (net)........  (1,332,149)    (15,595,684)          --              --
Units redeemed...................  (6,922,598)    (84,485,013)  (6,155,370)    (68,452,109)
Paid in capital from transaction
 fees (Note 2E)..................          --       1,301,710           --         821,340
                                 ------------- -------------- ------------- ---------------
Total............................  12,306,038    $150,811,596    3,273,699    $ 37,533,219
                                 ------------- -------------- ------------- ---------------
Net increase (decrease) in units
 and net assets resulting from
 participant transactions........  13,792,826    $168,362,362   (3,468,301)   $(32,466,781)
                                 ============= ============== ============= ===============

DAILY EAFE FUND

   Units in excess of 10% of EAFE Fund units outstanding at December 31, 1996 held by 1 of the EAFE Fund's 11 unitholders aggregated 81% of the EAFE Fund's total units outstanding.

DAILY EAFE FUND NON-LENDING

   Units in excess of 10% of Non-Lending Fund units outstanding at December 31, 1996 held by 2 of the Non-Lending Fund's 34 unitholders aggregated 24% of the Non-Lending Fund's total units outstanding.

                             SAI-181

                     STATE STREET BANK AND TRUST COMPANY
                               DAILY EAFE FUND
                         DAILY EAFE FUND NON-LENDING
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

   A redemption by one or more unitholders individually holding 10% or more of the Fund's units may cause the remaining unitholders to bear proportionately higher operating expenses and otherwise adversely affect the Fund's future liquidity and investment operations. As described under "Issuances and Redemptions of Units of Participation", however, redeeming unitholders may bear transaction costs arising from the redemption of units; additionally, in certain circumstances, redemptions may be made on an in-kind basis. These practices may tend to mitigate the potential adverse effects of such redemptions. Participants in each of the EAFE Fund or the Non-Lending Fund may exchange their units for units of the other fund on any valuation date.

6. REALIZED GAINS AND LOSSES ON FOREIGN CURRENCY TRANSACTIONS

   Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Net realized gain (loss) from foreign currency transactions amounted to $(3,617,520) for the year ended December 31, 1996.

                             SAI-182

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996


                                                                                 SHARES        VALUE
---------------------------------------------------------------------------- ------------ -------------
COMMON STOCK 88.1% (unless otherwise noted)
AUSTRALIA 2.4%
Aberfoyle Ltd. AUD0.50.......................................................     4,875     $   12,468
Amcor Ltd. Ord AUD1..........................................................    40,063        257,434
Ashton Mining Ltd. AUD0.50...................................................    14,439         25,116
Australian Gas Light Co. Ord AUD1............................................    18,400        104,642
Australian National Industries Ltd. AUD0.30..................................    40,474         40,185
Boral Ltd. Ord AUD0.50.......................................................    71,416        203,073
Brambles Industries Ltd. AUD0.50.............................................    13,992        272,838
Broken Hill Proprietary Co., Ltd. Ord AUD1...................................   125,635      1,788,228
Burns, Philp & Co., Ltd. AUD0.50.............................................    33,074         58,845
Coca Cola Amatil Ltd. AUD0.50................................................    34,373        367,210
Coles Myer Ltd. AUD0.50......................................................    68,531        281,962
CRA Ltd. AUD2................................................................    20,827        326,714
Crown Ltd. AUD0.50...........................................................    31,600         66,011
CSR Ltd. AUD1................................................................    62,038        216,813
David Jones Ltd. AUD0.30.....................................................    19,899         27,659
Delta Gold NL AUD0.25........................................................    10,400         19,495
Email Ltd. AUD0.50...........................................................    18,432         59,586
Faulding (FH) & Co., Ltd. AUD0.50............................................     6,142         41,516
Fosters Brewing Group AUD1...................................................   124,214        251,585
Futuris Corp., Ltd. AUD0.20..................................................    26,521         36,232
General Property Trust AUD1..................................................    72,701        141,475
Gio Australia Holding AUD1...................................................    37,649         96,291
Goodman Fielder Wattie Ltd. AUD0.50..........................................    77,639         96,201
Great Central Mines NL AUD0.20...............................................    13,100         37,250
Howard Smith Ltd. AUD1.......................................................    11,586         95,246
ICI Australia Ltd. AUD1......................................................    18,813        203,969
James Hardie Industries Ltd. AUD1............................................    24,922         78,389
Leighton Holdings Ltd. Ord AUD0.50...........................................    16,400         70,342
Lend Lease Corp., Ltd. AUD0.50...............................................    15,440        299,234
Metal Manufacturers Ltd. AUD0.50.............................................     9,700         23,884
MIM Holdings Ltd. AUD0.50....................................................   102,529        143,329
National Australia Bank Ltd. AUD1............................................    93,215      1,095,776
Newcrest Mining Ltd. AUD0.50.................................................    14,965         59,432
News Corp., Ltd. AUD0.50 Pfd.................................................   126,815        668,826
Normandy Mining Ltd. AUD0.20.................................................   102,135        141,156
North Ltd. AUD0.50...........................................................    44,399        129,776
Pacific Dunlop Ltd. AUD0.50..................................................    64,837        164,796
Pioneer International Ltd. AUD0.50...........................................    56,222        167,460
Plutonic Resources Ltd. AUD0.50..............................................     9,700         45,072
QBE Insurance Group AUD1.....................................................    17,982         94,695
QCT Resources Ltd. AUD0.50...................................................    41,319         55,792
Renison Goldfields Consolidated Ltd. AUD0.50.................................    10,837         48,117
Rothmans Holdings Ltd. AUD0.50...............................................     6,200         39,889
Samantha Gold NL AUD0.20.....................................................     9,200         19,145
Santos Ltd. AUD0.25..........................................................    34,023        137,822
Schroders Property Fund AUD1.................................................    20,681         37,945
Sons of Gwalia Ltd. AUD0.25..................................................     5,200         30,688
Southcorp Holdings Ltd. Ord AUD0.50..........................................    36,680        116,537

The accompanying notes are an integral part of the financial statements.
                             SAI-183

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Stockland Trust Group AUD1.10................................................    20,648     $    53,301
Tab Corp. Holdings Ltd. AUD1.................................................    19,100          91,025
Western Mining Corp. AUD0.50.................................................    70,494         444,017
Westfield Trust New Units AUD1 ..............................................     2,499           4,605
Westfield Trust Units AUD1...................................................    70,191         132,688
Westpac Banking Corp. AUD1...................................................   114,476         651,031
                                                                                          -------------
                                                                                             10,172,813
                                                                                          -------------
AUSTRIA 0.4%
Austria Mikros Systeme International AG ATS100...............................       200          15,425
Austrian Airlines ATS1000....................................................       200          30,444
Bank Austria AG ATS100.......................................................     3,700         273,076
Bank Austria AG ATS100 Rfd 1/12/96...........................................       300          22,058
Bank Austria AG ATS100 Rfd 1May96............................................       320          23,529
Bau Holdings AG ATS100 Rfd 01Apr93...........................................       300          17,935
Bohler Uddeholm ATS100.......................................................       800          57,198
BWT AG ATS100................................................................       100          10,323
Creditanstalt-Bankverein ATS100..............................................     1,990         134,570
EA Generali AG ATS100........................................................       500         147,608
Flughafen Wien AG ATS100.....................................................     1,500          76,387
Lenzing AG ATS100............................................................       300          19,125
Mayr Melnhof Karto ATS100....................................................       800          39,116
Oesterreichische Brau Beteiligungs AG ATS100.................................       600          40,685
Oesterreichische Elektrizitaetswirtschafts AG ATS100.........................     2,100         157,023
OMV AG ATS100................................................................     1,876         211,319
Radex Heraklith Industriebeteiligungs AG ATS100..............................       950          30,061
Steyr-Daimler Puch AG ATS100.................................................       700          11,172
Universale-Bau AG ATS100.....................................................       300          13,838
VA Technologie AG ATS100 Bearer..............................................     1,000         156,788
Wienerberger Baustoff Industrie ATS100.......................................       500          96,868
                                                                                          -------------
                                                                                              1,584,548
                                                                                          -------------
BELGIUM 1.1%
Barco NV NPV.................................................................       800         138,016
Bekaert SA NPV...............................................................       160         101,497
Cementbedrijven Cimenteries NPV..............................................     1,550         140,778
Delhaize Le Lion SA NPV......................................................     3,545         210,371
Electrabel SA NPV............................................................     3,760         888,967
Electrabel SA NPV Vvpr Strip.................................................       585             571
Fortis AG NPV................................................................     2,622         420,154
Generale de Banque NPV Vvpr Strip............................................        91              51
Generale de Banque Put Wts 15Nov99 Tractebel.................................       955          13,830
Generale de Banque NPV.......................................................     1,125         402,867
Gevaert Photo Producten, NV NPV..............................................     1,790         123,975
Glaverbel SA NPV.............................................................       462          53,597
Groupe Bruxelles Lambert NPV.................................................     1,600         205,764
Kredietbank NV NPV Vvpr Strip................................................       125          38,880
Kredietbank NV NPV...........................................................       895         293,031
Petrofina SA NPV.............................................................     1,600         508,744
Royale Belge NPV.............................................................     1,100         226,826

The accompanying notes are an integral part of the financial statements.

                             SAI-184

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Solvay SA NPV................................................................       575     $  351,631
Tractebel Capital NPV........................................................       955        444,210
Union Miniere SA NPV.........................................................     1,705        115,404
                                                                                          -------------
                                                                                             4,679,164
                                                                                          -------------
DENMARK 0.8%
Aarhus Oliefabrik A/S A DKK100...............................................       222         11,478
Aarhus Oliefabrik A/S B DKK100...............................................        47          2,438
Bang & Olufsen Holding DKK10 Series B........................................       880         42,666
Carlsberg Brewery A/S A DKK20................................................     2,443        164,830
Carlsberg Brewery A/S B DKK20................................................     1,987        134,063
D/S AF 1912 B DKK1000........................................................        15        385,241
D/S Svendborg B DKK1000......................................................        10        374,646
Danisco A/S DKK20............................................................     3,840        233,047
Den Danske Bank A/S DKK100...................................................     3,876        312,109
FLS Industries A/S B DKK100..................................................       640         81,914
Gn Store Nord A/S DKK100.....................................................       413         40,258
ISS International Service System A/S Series B DKK20..........................     2,062         54,181
Korn Og Foderstof DKK20......................................................       840         34,018
Lauritzen Holdings A/S B DKK20...............................................       171         20,002
NKT Holding A/S DKK100.......................................................       521         30,913
Novo Nordisk A/S DKK20 B.....................................................     2,657        499,969
Ostasiatiske Kompagni Dkr100.................................................     1,487         32,266
Radiometer A/S B Shares DKK20................................................       706         41,889
SAS Danmark A/S DKK10........................................................     3,254         40,269
Sophus Berendsen A/S A Shares DKK20..........................................       454         58,492
Sophus Berendsen A/S B DKK20.................................................     1,447        185,938
Superfos A/S DKK100..........................................................       429         54,180
Tele Danmark A/S Series B DKK10..............................................     9,081        500,318
Unidanmark A/S A DKK100 Regd.................................................     3,691        190,841
                                                                                          -------------
                                                                                             3,525,966
                                                                                          -------------
FINLAND 0.7%
Ameri Group A FIM20..........................................................     1,925         39,678
Cultor Ltd. Series 2 FIM12...................................................       500         25,710
Cultor Ltd. Series 1 Ord FIM12...............................................     1,000         54,242
Instrumentarium Corp. Series A FIM10.........................................     1,100         40,239
Instrumentarium Corp. Series B FIM10.........................................       400         14,493
Kemira Oy Ord FIM10..........................................................     9,700        122,065
Kesko Oy FIM10...............................................................     6,600         92,936
Kone Corp. B FIM50...........................................................       500         55,110
Metra Oy A FIM20.............................................................     1,000         56,194
Metra Oy B FIM20.............................................................       900         50,380
Nokia AB Oy FIM5 Series K....................................................     7,600        438,620
Nokia AB Oy FIM5 Series A....................................................    14,600        845,147
Outokumpu Oy A FIM10.........................................................     9,400        160,100
Pohjola Ord Series A FIM5....................................................     1,600         37,839
Pohjola Series B FIM5........................................................     1,600         35,930
Sampo Insurance Co., Ltd. A FIM20............................................     1,100         86,635
Stockmann AB B FIM20.........................................................       450         26,850
Stockmann AB A FIM20.........................................................       600         36,450

The accompanying notes are an integral part of the financial statements.

                             SAI-185

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Merita Ltd. Series A FIM10...................................................    66,020     $  204,835
UPM Kymmene Oy FIM10.........................................................    19,895        416,547
                                                                                          -------------
                                                                                             2,840,000
                                                                                          -------------
FRANCE 5.9%
Accor SA FRF100..............................................................     2,066        261,091
Air Liquide FRF70............................................................     2,442        380,476
Air Liquide FRF70 ...........................................................     2,135        332,644
Alcatel Alsthom CGE FRF40....................................................    10,135        812,547
AXA FRF60....................................................................    12,126        769,712
Banque Nationale de Paris FRF25..............................................    12,982        501,421
BIC SA FRF50.................................................................     1,750        261,887
Bongrain Group FRF50.........................................................       110         42,466
Bouygues SA FRF50............................................................     1,480        153,158
Canal Plus FRF20.............................................................     1,566        345,202
Carrefour SA FRF100..........................................................     2,408      1,563,709
Chargeurs International FRF100...............................................       400         19,774
Club Mediterranee SA FRF25...................................................       681         44,118
Compagnie Bancaire SA FRF100.................................................     1,760        207,863
Compagnie de St. Gobain FRF100...............................................     5,413        764,242
Compagnie de Suez FRF75......................................................    10,259        435,319
Compagnie Financiere Paribas FRF50 A Shares..................................     7,779        525,054
Compagnie Generale de Geophysique FRF10......................................       125          8,656
Compagnie Generale des Eaux FRF100...........................................     7,586        938,255
Compagnie Par Reesco FRF50...................................................       530         42,186
Comptoirs Modernes FRF100....................................................       325        175,040
Credit National SA FRF100....................................................       744         42,761
Dollfus-Mieg & Cie FRF75.....................................................       250          6,049
Eridania Beghin-Say FRF65....................................................     1,624        260,837
Essilor International Compagnie Generale FRF20...............................       560        169,655
Etab Eco Casino Guich Perr & Co. FRF10.......................................     3,846        178,732
Europe 1 Communication FRF100 Regd...........................................        64         13,542
Fin Pour L'Expans D'Telecomm SA FRF100.......................................       650         10,027
Groupe Danone FRF10..........................................................     4,551        632,910
GTM Entrepose FRF50..........................................................       736         33,977
Havas SA FRF15...............................................................     4,031        282,235
Imetal SA FRF50..............................................................       975        143,658
L'Oreal SA FRF10.............................................................     4,259      1,600,771
Lafarge FRF25 ...............................................................     5,913        354,066
Lagardere Groupe FRF40 Regd..................................................     6,098        167,030
Legrand SA FRF10 ............................................................     1,740        295,868
Louis Vuitton Moet Hennessy FRF10............................................     5,481      1,527,654
Lyonnaise des Eaux-Dumer FRF60...............................................     3,706        344,239
Michelin FRF12 Regd Class B..................................................     7,280        392,231
Moulinex SA FRF10............................................................     1,395         32,066
Nord Est FRF50...............................................................       750         18,624
Pathe FRF100.................................................................       500        120,220
Pernod Ricard SA FRF20.......................................................     3,542        195,536
Peugeot SA FRF35.............................................................     3,129        351,492
Pinault Printemps FRF100.....................................................     1,388        549,454
Primagaz FRF10...............................................................     1,250        146,909

The accompanying notes are an integral part of the financial statements.

                             SAI-186

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Promodes SA FRF20............................................................     1,200     $   338,155
Rhone Poulenc SA FRF25 Ord A Shares..........................................    20,332         691,839
SAGEM FRF50..................................................................       250         150,515
Saint Louis FRF100...........................................................       510         126,745
Salomon SA FRF10 ............................................................       900          77,037
Sanofi SA FRF25..............................................................     6,567         651,799
Sefimeg FRF100 Regd..........................................................       998          72,180
Seita FRF50..................................................................     3,250         135,656
Sidel FRF15..................................................................     1,750         120,172
Simco FRF100 Regd............................................................       770          67,094
Simco FRF100 Rfd1Jul96.......................................................        31           2,602
Skis Rossignol FRF25 ........................................................       600          16,585
Societe Eurafrance FRF200....................................................       230          99,188
Societe Generale FRF30.......................................................     5,744         619,832
Societe National Elf Aquitaine FRF50.........................................    17,105       1,553,953
Sodexho SA FRF100............................................................       433         240,704
Sommer Allibert FRF5.........................................................     1,000          29,815
Spie Batignolles FRF50.......................................................     8,345         385,082
Technip FRF20................................................................     1,000          93,675
Thomson CSF FRF20............................................................     7,505         242,958
TOTAL SA FRF50 B Shares......................................................    15,139       1,228,872
Unibail SA FRF100 Regd.......................................................       450          44,664
Union Assurance Ltd. FRF10...................................................    16,634         414,346
Union Immobiliere France FRF100..............................................       412          33,562
Usinor Sacilor FRF20.........................................................    15,250         221,469
Valeo FRF20..................................................................     4,380         269,601
                                                                                          -------------
                                                                                             24,383,463
                                                                                          -------------
GERMANY 6.9%
Adidas AG DEM5...............................................................     2,850         245,961
AGIV AG DEM5.................................................................     1,800          26,046
Allianz AG Holding DEM50.....................................................     1,452       2,638,116
AMB Aachener & Muenchener Bet DEM50..........................................        50          32,444
AMB Aachener & Muenchener Bet (Regd) DEM50...................................       262         187,009
BASF AG DEM5.................................................................    39,200       1,507,868
Bayer AG DEM5................................................................    45,350       1,848,018
Bayer Hypothe & Weschel Bank DEM5............................................    15,980         482,687
Bayerische Vereinsbank AG DEM5...............................................    16,950         695,114
Beiersdorf AG DEM5 ..........................................................     5,400         266,654
Bilfinger & Berger DEM5......................................................     1,900          69,658
Brau & Brunnen AG DEM50......................................................       221          15,000
Buderus AG DEM50.............................................................       150          73,973
CKAG Colonia Konzern DEM5....................................................     1,340         110,428
Continental AG DEM5..........................................................     6,050         108,744
Daimler Benz AG DEM5.........................................................    33,030       2,271,871
Degussa AG DEM50.............................................................       550         248,572
Deutsche Bank AG DEM5........................................................    32,130       1,499,025
Deutsche Telekom DEM5........................................................   141,000       2,968,951
Didier Werke AG DEM50........................................................       100           7,916
DLW AG DEM50.................................................................        50           3,034
Douglas Holding AG DEM5......................................................     2,050          80,478

The accompanying notes are an integral part of the financial statements.

                             SAI-187

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Dresdner Bank AG DEM5........................................................    28,600     $   855,532
Dyckerhoff AG DEM50..........................................................        71          26,952
Escada AG DEM50..............................................................        50           8,079
FAG Kugelfischer DEM5........................................................     3,200          43,501
Heidelberg Zement DEM5.......................................................     2,760         222,971
Herlitz AG DEM50.............................................................       105          11,923
Hochtief AG DEM5.............................................................     4,500         178,120
Holsten Brauerei AG DEM50....................................................        62          13,679
IWKA AG DEM50................................................................       100          23,684
Karstadt AG DEM50............................................................       533         179,846
Klockner Humboldt Deutz DEM5.................................................     2,250          10,220
Linde AG DEM50...............................................................       538         328,155
Lufthansa AG DEM5............................................................    24,500         333,852
MAN AG DEM50.................................................................       728         176,201
Mannesmann AG DEM50..........................................................     2,370       1,025,754
Merck KGAA DEM5..............................................................    11,050         397,229
Metro AG DEM5................................................................     5,817         468,048
Munich Reinsurance DEM100....................................................       520       1,297,385
Preussag AG DEM50............................................................     1,000         226,137
PWA Papierwerke Waldhof Aschaffenberg AG DEM50...............................       350          46,558
Rheinmetall Berlin AG DEM50..................................................       100          16,092
RWE AG DEM5..................................................................    21,680         917,225
Salamander AG DEM50..........................................................       100           9,863
SAP AG DEM5..................................................................     3,900         530,173
Schering AG DEM5.............................................................     4,400         370,878
SGL Carbon DEM5..............................................................     1,350         169,944
Siemens AG DEM5..............................................................    35,950       1,691,243
Strabag AG DEM50.............................................................       100           6,359
Thyssen AG DEM50.............................................................     2,000         354,292
VEBA AG DEM5.................................................................    31,350       1,810,493
VIAG AG DEM50................................................................     1,654         648,249
VIAG AG DEM50 Rfd 1/1/97.....................................................        51          19,359
Volkswagen AG DEM50..........................................................     1,805         749,594
                                                                                          -------------
                                                                                             28,555,157
                                                                                          -------------
HONG KONG 3.2%
Applied International Holdings HKD0.20.......................................    31,000           1,844
Bank of East Asia Ltd. HKD2.50...............................................    68,489         304,592
Cathay Pacific Airways Ltd. HKD0.20..........................................   215,000         339,108
Cheung Kong (Holdings) Ltd. HKD0.50..........................................   144,000       1,279,897
China Light & Power Co., Ltd. HKD5...........................................   124,207         552,388
Chinese Estates Holdings Ord HKD0.10.........................................   120,499         133,974
Dickson Concept Inc. HKD0.30.................................................    15,600          58,487
Electric & Eltek International Holdings Ltd. HKD0.10.........................    49,000          10,769
Giordano International HKD0.10...............................................    45,000          38,397
Hang Lung Development Co., Ltd. HKD1.........................................    84,000         184,615
Hang Seng Bank Ltd. HKD5.....................................................   120,712       1,466,959
Hong Kong & China Gas Co., Ltd. HKD0.25......................................   187,152         361,722
Hong Kong & Shanghai Hotels Wts 10Dec98 .....................................     4,500           1,687
Hong Kong & Shanghai Hotels Ltd. HKD0.50.....................................    73,000         137,789

The accompanying notes are an integral part of the financial statements.

                             SAI-188

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Hong Kong Aircraft Engineering Co. HKD1......................................     9,200     $    28,308
Hong Kong Telecommunications Ltd. HKD0.50....................................   719,000       1,157,279
Hopewell Holdings Ltd. HKD0.50...............................................   274,000         177,117
Hutchison Whampoa Ltd. HKD0.25...............................................   226,000       1,774,984
Hysan Development Co., Ltd. HKD5.............................................    64,000         254,842
Johnson Electric Holdings HKD0.10............................................    23,900          66,123
Kumagai Gumi Ltd. HKD1.......................................................    23,000          26,762
Lai Sun Garment International Ltd. HKD0.50...................................    13,000          20,672
Miramar Hotel & Investment HKD0.70...........................................    36,350          72,841
New World Development Co., Ltd. HKD1.........................................   109,708         741,079
Oriental Press Group HKD0.25.................................................    91,000          40,882
Peregrine Investment Holdings HKD0.60........................................    39,000          66,807
Playmates Toys Holdings HKD0.10..............................................    30,000           8,048
Regal Hotel International HKD0.10............................................   194,000          67,718
Shangri-La Asia Ltd. HKD1....................................................    99,000         146,548
Shun Tak Holdings Ltd. HKD0.25...............................................    91,000          60,588
South China Morning Post HKD0.10.............................................   109,000          90,187
Stelux Holdings International HKD0.10........................................    45,000          11,635
Sun Hung Kai Properties Ltd. HKD0.50.........................................   149,320       1,829,098
Swire Pacific Ltd.A HKD0.60..................................................    99,000         943,924
Tai Cheung Holdings Ltd. HKD0.10.............................................    38,600          36,429
Television Broadcasting Ltd. HKD0.05.........................................    26,000         103,866
Wharf Holdings Ltd. HKD1.....................................................   141,400         705,629
Wing Lung Bank Ltd. HKD5.....................................................    12,075          81,957
Winsor Industrial Corp., Ltd. HKD0.50........................................    10,000           2,340
                                                                                          -------------
                                                                                             13,387,891
                                                                                          -------------
IRELAND 0.3%
Allied Irish Banks PLC Ord IEP0.25...........................................    47,100         315,701
Crean (James) PLC Units......................................................     3,100           9,969
CRH PLC Ord IEP0.25..........................................................    25,226         261,312
Fyffes PLC Ord IEP0.05.......................................................    19,122          35,603
Greencore Group Ord IEP0.50..................................................    12,948          82,843
Independent Newspapers PLC Ord IEP0.25.......................................    17,243          89,017
Irish Life PLC Ord IEP0.10...................................................    21,870         101,243
Jefferson Smurfit Group PLC Ord IEP0.25......................................    75,962         230,792
Kerry Group PLC Ord IEP0.10..................................................     5,300          53,825
Waterford Wedgewood PLC Ord IEP0.05..........................................    50,437          64,882
Woodchester Investments PLC Ord IEP0.20......................................    15,552          57,385
                                                                                          -------------
                                                                                              1,302,572
                                                                                          -------------
ITALY 2.7%
Arnoldo Mondadori Editore SpA ITL1000 Ord....................................     8,000          64,979
Assicurazioni Generali ITL2000...............................................    59,585       1,126,648
Banca Commerciale Italiana SpA ITL1000.......................................   116,950         212,287
Banca Populare di Milano ITL1000.............................................    13,000          65,834
Banco Ambrosiano Veneto SpA Ord ITL1000......................................    29,100          69,855
Banco Ambrosiano Veneto SpA ITL1000 non conv.................................    11,500          21,480
Benetton Group SpA ITL500....................................................    11,400         143,878
Bulgari SpA ITL500...........................................................     4,000          81,026
Burgo Cartiere SpA ITL5000...................................................     8,400          38,671

The accompanying notes are an integral part of the financial statements.

                             SAI-189

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Cementir SpA ITL1000.........................................................    13,100     $     8,366
Cogefar Impresit SpA ITL1000.................................................    33,300          25,843
Credito Italiano SA ITL500...................................................   142,500         156,136
Danieli & Cofficine Meccaniebe SpA ITL2000...................................     2,100          17,264
Danieli & Cofficine Meccaniebe SpA ITL2000 non conv..........................     2,100           8,770
Edison SpA ITL1000...........................................................    41,400         261,388
ENI SpA ITL1000 Regd.........................................................   515,000       2,636,814
Falck, Accia & Ferr Lombarde ITL2500.........................................     5,880          23,493
Fiat SpA ITL1000.............................................................   222,530         671,761
Fiat SpA ITL1000 non conv....................................................    45,790          80,106
Gilardini Industriale SpA ITL1000............................................    27,500          34,092
IMI ITL5000..................................................................    38,000         324,893
INA Ist Nazionale Assoc ITL1000..............................................   276,000         358,682
IST Bancario S.Paolo(to) ITL10000............................................    50,740         310,347
Italcementi SpA ITL2000......................................................    10,910          60,990
Italcementi SpA ITL2000 non conv.............................................     5,200          12,705
Italgas ITL1000..............................................................    42,660         177,738
La Previdente ITL1000........................................................     3,100          16,841
La Rinascente SpA ITL1000....................................................    10,778          62,378
La Rinascente SpA ITL1000 non conv...........................................     2,100           5,359
Marzotto & Figli SpA ITL1000.................................................     3,200          20,625
Mediaset ITL1000.............................................................    76,000         349,885
Mediobanca SpA ITL1000.......................................................    32,366         174,229
Montedison SpA ITL1000 non conv..............................................    36,600          23,252
Montedison SpA New ITL1000 ..................................................   260,727         177,305
Olivetti & C SpA Ord ITL1000.................................................   237,247          83,477
Parmalat Finanziaria SpA ITL1000.............................................    94,500         144,189
Pirelli SpA ITL1000..........................................................    92,183         170,664
Pirelli SpA ITL1000 non conv.................................................     4,200           6,174
RAS SpA ITL1000..............................................................    22,376         208,235
RAS SpA ITL1000 non conv.....................................................     8,913          47,188
S.A.I. ITL1000 non conv......................................................     3,100          11,000
S.A.I. ITL1000...............................................................     7,500          69,056
Saffa SpA Ord A ITL1000......................................................     3,100           5,821
Sasib SpA ITL1000............................................................     4,366          13,639
Sasib SpA ITL1000 non conv...................................................     3,100           5,801
Sirti SpA ITL1000............................................................    13,732          83,087
Snia BPD SpA ITL1000 non conv................................................       200             148
Snia BPD SpA ITL1000.........................................................    43,500          44,916
Societa Italiana L'Eserc SpA (Sip) ITL1000 non conv..........................   101,489         197,571
Telecom Italia Mobilia ITL50 Di Risp.........................................    91,989         130,981
Telecom Italia Mobilia ITL50.................................................   397,265       1,001,980
Telecom Italia SpA ITL1000...................................................   383,765         994,432
                                                                                          -------------
                                                                                             11,042,279
                                                                                          -------------
JAPAN 27.8%
77 Bank JPY50................................................................    24,000         196,433
Acom Co. JPY50...............................................................     9,000         383,045
Advantest Corp. JPY50........................................................     5,100         238,589
Ajinomoto Co., Inc. JPY50....................................................    40,000         406,651
Alps Electric Co. JPY50......................................................    10,000         108,555

The accompanying notes are an integral part of the financial statements.

                             SAI-190

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Amada Co., Ltd. JPY50........................................................    18,000     $  139,571
Amano Corp. JPY50............................................................     6,000         64,099
Aoki Corp. JPY50.............................................................    21,000         43,603
Aoyama Trading Co. JPY50.....................................................     4,000        106,143
Arabian Oil Co. JPY500.......................................................     3,300        122,254
Asahi Bank Ltd. JPY50........................................................   143,000      1,268,976
Asahi Breweries Ltd. JPY50...................................................    27,000        279,142
Asahi Chemical Industry JPY50................................................    90,000        508,659
Asahi Glass Co., Ltd. JPY50..................................................    73,000        685,535
Ashikaga Bank Ltd. JPY50.....................................................    38,000        183,010
Autobacs Seven JPY50.........................................................     2,400        169,346
Bank of Tokyo JPY50..........................................................   289,400      5,360,644
Bank of Yokohama Ltd. JPY50..................................................    71,000        458,775
Bridgestone Corp. JPY50......................................................    49,000        928,750
Brother Industries Ltd. JPY50................................................    17,000         73,232
Canon, Inc. JPY50............................................................    53,000      1,168,950
Casio Computer Co. JPY50.....................................................    17,000        131,231
Chiba Bank Ltd. JPY50........................................................    48,000        326,699
Chiyoda Corp. JPY50..........................................................    10,000         64,702
Chugai Pharmaceutical Co. JPY50..............................................    15,000        125,355
Citizen Watch Co., Ltd. JPY50................................................    19,000        135,866
Cosmo Oil Co. Ltd JPY50......................................................    39,000        187,154
Credit Saison Co., Ltd. JPY50................................................     8,500        189,670
CSK Corp. JPY50..............................................................     4,000        104,764
Dai Ichi Pharmaceutical Co. JPY50............................................    17,000        272,422
Dai Nippon Printing Co., Ltd. JPY50..........................................    47,000        822,004
Daicel Chemical Industries Ltd. JPY50........................................    23,000        107,599
Daido Steel Co., Ltd. JPY50..................................................    27,000        100,026
Daiei Inc. JPY50.............................................................    44,000        335,487
Daifuku Co., Ltd. JPY50......................................................     7,000         88,050
Daikin Industries, Ltd. JPY50................................................    16,000        141,983
Daikyo Inc. JPY50............................................................     8,000         37,701
Daimaru Inc. JPY50...........................................................    14,000         74,662
Dainippon Ink & Chemicals Inc. JPY50.........................................    49,000        181,106
Dainippon Screen Manufacturing Co., Ltd. JPY50...............................    10,000         73,662
Daito Trust Construction JPY50...............................................     8,800         97,803
Daiwa House Industry JPY50...................................................    32,000        410,787
Daiwa Kosho Lease Co., Ltd. JPY50............................................     9,000         69,010
Daiwa Securities Co., Ltd. JPY50.............................................    84,000        745,412
Denki Kagaku Kogyo KK JPY50..................................................    30,000         73,662
East Japan Railway Co. JPY50000..............................................       249      1,117,679
Ebara Corp. JPY50............................................................    18,000        234,169
Eisai Co., Ltd. JPY50........................................................    16,450        323,133
Ezaki Glico Co., Ltd. JPY50..................................................     8,000         68,924
Fanuc Ltd. JPY50.............................................................    14,700        469,863
Fuji Bank Ltd. JPY50.........................................................   180,000      2,620,832
Fuji Photo Film Co., Ltd. JPY50..............................................    32,000      1,053,158
Fujikura Ltd JPY50...........................................................    21,000        167,899
Fujita Corp. JPY50...........................................................    31,000         88,938
Fujita Kanko Inc. JPY50......................................................     8,000        148,186

The accompanying notes are an integral part of the financial statements.

                             SAI-191

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Fujitsu Ltd. JPY50...........................................................   114,000     $1,060,739
Furukawa Electric Ltd. JPY50.................................................    40,000        189,196
Gakken JPY50.................................................................     5,000         28,216
Gunma Bank Ltd. JPY50........................................................    31,000        269,751
Gunze Ltd. JPY50.............................................................    15,000         77,669
Hankyu Corp. JPY50...........................................................    53,000        262,557
Hankyu Department Store JPY50................................................    12,000        118,894
Haseko Corp. JPY50...........................................................    24,000         64,099
Hazama Corp. JPY50...........................................................    20,000         55,311
Higo Bank JPY50..............................................................    16,000        106,556
Hirose Electric Co., Ltd. JPY50..............................................     2,400        138,744
Hitachi Ltd. JPY50...........................................................   207,000      1,926,079
Hitachi Zosen Corp. JPY50....................................................    62,000        240,372
Hokuriku Bank Ltd. JPY50.....................................................    42,000        205,531
Honda Motor Co., Ltd. JPY50..................................................    61,000      1,739,554
House Food Industrial Co., Ltd. JPY50........................................     7,000        112,777
Hoya Corp. JPY50.............................................................     7,000        274,403
Inax Corp. JPY50.............................................................    15,000        110,881
Industrial Bank of Japan Ltd. JPY50..........................................   157,440      2,726,410
Isetan Co., Ltd. JPY50.......................................................    14,000        180,925
Ishihara Sangyo Kaisha JPY50.................................................    14,000         33,773
Ito Yokado Co., Ltd. JPY50...................................................    26,000      1,128,974
ITOCHU Corp. JPY50...........................................................    89,000        476,936
Itoham Foods JPY50...........................................................    14,000         86,603
Iwatani International Corp. JPY50............................................    13,000         55,217
Jaccs Co., Ltd. JPY50........................................................     9,000         69,785
Japan Airlines Co., Ltd. JPY50...............................................   109,000        577,539
Japan Energy Corp. JPY50.....................................................    67,000        181,830
Japan Metals & Chemicals JPY50...............................................     7,000         23,279
Japan Steel Works Ltd. JPY50.................................................    17,000         38,666
JGC Corp. JPY50..............................................................     9,000         67,382
Joyo Bank Ltd. JPY50 Rfd 12Oct96.............................................     4,000         23,641
Joyo Bank Ltd. JPY50.........................................................    51,000        306,694
Jusco Co., Ltd. JPY50........................................................    20,000        677,178
Kajima Corp. JPY50...........................................................    60,000        428,018
Kaken Pharmaceutical JPY50...................................................     4,000         23,744
Kamigumi Co., Ltd. JPY50.....................................................    16,000        104,764
Kandenko Co. Ltd JPY50.......................................................    12,900        122,254
Kanebo Ltd. JPY50............................................................    32,000         65,891
Kaneka Corp. JPY50...........................................................    22,000        112,398
Kansai Electric Power Co., Inc. JPY500.......................................    60,800      1,257,172
Kansai Paint Co., Ltd. JPY50.................................................    14,000         62,721
Kao Corp. JPY50..............................................................    37,000        430,344
Katokichi Co. JPY50..........................................................     3,000         58,155
Kawasaki Heavy Industries Ltd. JPY50.........................................    85,000        350,780
Kawasaki Kisen Kaisha Ltd. JPY50.............................................    36,000         81,882
Kawasaki Steel JPY50.........................................................   202,000        579,530
Keihin Electric Express Railway JPY50........................................    31,480        144,016
Kikkoman Corp. JPY50.........................................................    10,000         59,016
Kinden Corp. JPY50...........................................................    16,200        205,169

The accompanying notes are an integral part of the financial statements.

                             SAI-192

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Kinki Nippon Railway JPY50...................................................   100,370     $  625,205
Kirin Brewery Co., Ltd. JPY50................................................    65,000        638,408
Kissei Pharmaceutical Co., Ltd. JPY50........................................     3,300         65,392
Kokuyo Co., Ltd. JPY50.......................................................     8,000        197,122
Komatsu Ltd. JPY50...........................................................    61,000        499,268
Komori Corp. JPY50...........................................................     5,000        105,971
Konami Co., Ltd. JPY50.......................................................     2,000         68,062
Konica Corp. JPY50...........................................................    22,000        145,567
Koyo Seiko Co., Ltd. JPY50...................................................    12,000         99,250
Kubota Corp. JPY50...........................................................    88,000        423,813
Kumagai Gumi Co., Ltd. JPY50.................................................    42,000        103,851
Kurabo Industries JPY50......................................................    12,000         34,117
Kuraray Co., Ltd. JPY50......................................................    21,000        193,590
Kureha Chemical Industry Co., Ltd. JPY50.....................................    12,000         47,868
Kurita Water Industries Ltd. JPY50...........................................     8,600        173,378
Kyocera Corp. JPY50..........................................................    12,000        746,446
Kyowa Hakko Kogyo Co., Ltd. JPY50............................................    27,000        205,635
Kyudenko Co., Ltd. JPY50.....................................................     4,000         41,354
Lion Corp. JPY50.............................................................    19,000         94,124
Maeda Road Construction Co., Ltd. JPY50......................................     5,000         57,724
Makino Milling Machine Co., Ltd. JPY50.......................................     5,000         31,834
Makita Corp. JPY50...........................................................    10,000        139,571
Marubeni Corp. JPY50.........................................................    93,000        399,018
Maruha Corp. JPY50...........................................................    13,000         37,296
Marui Co., Ltd. JPY50........................................................    23,000        414,147
Matsushita Electric Industrial Co., Ltd. JPY50...............................   131,000      2,133,109
Meiji Milk Products JPY50....................................................    18,000         91,497
Meiji Seika Kaisha Ltd. JPY50................................................    24,000        124,270
Minebea Co. Ltd JPY50........................................................    24,000        200,155
Misawa Homes Co., Ltd. JPY50.................................................     6,000         41,871
Mitsubishi Corp. JPY50.......................................................    97,000      1,002,843
Mitsubishi Electric Corp. JPY50..............................................   132,000        784,699
Mitsubishi Estate Co., Ltd. JPY50............................................    81,000        830,447
Mitsubishi Gas & Chemical Co., Inc. JPY50....................................    31,000        111,372
Mitsubishi Heavy Industries Ltd. JPY50.......................................   210,000      1,664,513
Mitsubishi Kasei Corp. JPY50.................................................   135,000        436,159
Mitsubishi Material Corp. JPY50..............................................    70,000        282,244
Mitsubishi Oil Co., Ltd. JPY50...............................................    28,000        167,175
Mitsubishi Paper Mills Ltd. JPY50............................................    16,000         62,445
Mitsubishi Rayon Co., Ltd. JPY50.............................................    39,000        144,146
Mitsubishi Trust & Banking Corp. JPY50.......................................    81,000      1,081,675
Mitsubishi Warehouse & Transportation Co., Ltd. JPY50........................    10,000        129,232
Mitsui & Co., Ltd. JPY50.....................................................    97,000        785,560
Mitsui Engineering & Shipbuilding Co., Ltd. JPY50............................    52,000        105,729
Mitsui Fudosan Co., Ltd. JPY50...............................................    50,000        499,698
Mitsui Marine & Fire Insurance Co., Ltd. JPY50...............................    45,000        241,535
Mitsui Mining & Smelting Co., Ltd. JPY50.....................................    31,000        105,497
Mitsui OSK Lines Ltd. JPY50..................................................    68,000        162,281
Mitsui Soko Co. JPY50........................................................     7,000         45,654
Mitsui Toatsu Chemicals Inc. JPY50...........................................    49,000        149,022

The accompanying notes are an integral part of the financial statements.

                             SAI-193

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Mitsui Trust & Banking Co., Ltd. JPY50.......................................    74,000     $  576,979
Mitsukoshi Ltd. JPY50........................................................    30,000        212,458
Mori Seiki Co., Ltd. JPY50...................................................     5,000         68,924
Murata Manufacturing Co., Ltd. JPY50.........................................    15,000        497,545
Nagase & Co., Ltd. JPY50.....................................................     9,000         74,515
Nagoya Railroad Co., Ltd. JPY50..............................................    50,000        191,695
Namco JPY50..................................................................     3,000         91,755
Nankai Electric Railway JPY50................................................    30,750        165,579
NEC Corp. JPY50..............................................................    96,000      1,157,922
New Oji Paper Co., Ltd. JPY50................................................    65,166        411,533
NGK Insulators Ltd. JPY50....................................................    21,000        199,018
NGK Spark Plug Co., Ltd. JPY50...............................................    14,000        153,183
Nichido Fire & Marine Insurance Co., Ltd. JPY50..............................    28,100        159,783
Nichii Co. Ltd. JPY50........................................................    18,000        260,532
Nichirei Corp. JPY50.........................................................    16,000         77,608
Nihon Cement Co., Ltd. JPY50.................................................    21,000        106,927
Niigata Engineering Co., Ltd. JPY50..........................................    15,000         41,871
Nikon Corp. JPY50............................................................    23,000        285,345
Nippon Beet Sugar Manufacturing Co. JPY50....................................     8,000         29,637
Nippon Comsys Corp. JPY50....................................................     7,000         79,607
Nippon Express Co. Ltd. JPY50................................................    67,000        458,327
Nippon Fire & Marine Insurance Co., Ltd. JPY50...............................    36,000        162,833
Nippon Light Metal Co. JPY50.................................................    33,000        135,332
Nippon Meat Packers JPY50....................................................    14,000        180,925
Nippon Oil Co., Ltd. JPY50...................................................    76,000        389,593
Nippon Paper Industries JPY50................................................    59,000        274,490
Nippon Sharyo Ltd. JPY50.....................................................     7,000         50,056
Nippon Sheet Glass Co., Ltd. JPY50...........................................    27,000         95,606
Nippon Shinpan Co., Ltd. JPY50...............................................    19,000        106,401
Nippon Shokubai Co., Ltd. JPY50..............................................    10,000         74,093
Nippon Steel Corp. JPY50.....................................................   423,000      1,246,369
Nippon Suisan Kaisha Ltd. JPY50..............................................    16,000         56,518
Nippon Yusen KK JPY50........................................................    72,000        325,045
Nippondenso Co., Ltd. JPY50..................................................    54,000      1,298,010
Nishimatsu Construction Co., Ltd. JPY50......................................    17,000        147,928
Nissan Motor Co., Ltd. JPY50.................................................   154,000        891,600
Nisshinbo Industries Inc. JPY50..............................................    15,000        116,568
Nissin Food Products JPY50...................................................     8,000        170,242
Nitto Denko Corp. JPY50......................................................     9,000        131,817
NKK Corp. JPY50..............................................................   219,000        492,453
NOF Corp. JPY50..............................................................    10,000         43,250
Nomura Securities Co., Ltd. JPY50............................................   122,000      1,828,896
Noritake Co., Ltd. JPY50.....................................................    10,000         83,226
NSK Ltd. JPY50...............................................................    35,000        211,683
NTN Toyo Bearing Co., Ltd. JPY50.............................................    29,000        157,405
Obayashi Corp. JPY50.........................................................    46,000        309,916
Odakyu Electric Railway JPY50................................................    45,080        269,929
Okamoto Industries Inc. JPY50................................................     7,000         33,109
Okuma Corp. JPY50............................................................     8,000         63,686
Okumura Corp. JPY50..........................................................    15,000         90,980

The accompanying notes are an integral part of the financial statements.

                             SAI-194

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Olympus Optical Co., Ltd. JPY50..............................................    16,000     $  151,633
Omron Corp. JPY50............................................................    16,000        300,508
Onoda Cement Co., Ltd. JPY50.................................................    36,000        152,908
Onward Kashiyama Co., Ltd. JPY50.............................................    11,000        154,476
Orient Corp. JPY50...........................................................    21,000        112,716
Orix Corp. JPY50.............................................................     4,000        166,107
Osaka Gas Co., Ltd. JPY50....................................................   157,000        428,784
Oyo Corp. JPY50..............................................................     2,000         86,672
Penta Ocean Construction Co., Ltd. JPY50.....................................    22,000         97,803
Pioneer Electronic Corp. JPY50...............................................    11,000        209,443
QP Corp. JPY50...............................................................     8,000         64,789
Renown Inc. JPY50............................................................    12,000         31,946
Rohm Co. JPY50...............................................................     7,000        458,344
Sakura Bank Ltd. JPY50.......................................................   213,000      1,519,462
Sanden Corp. JPY50...........................................................     7,000         55,966
Sankyo Aluminium Industries Co., Ltd. JPY50..................................    16,000         62,859
Sankyo Co., Ltd. JPY50.......................................................    28,000        791,247
Sanrio Co., Ltd. JPY50.......................................................     3,000         24,166
Sanwa Shutter Corp. JPY50....................................................    15,000        111,786
Sanyo Electric Co., Ltd. JPY50...............................................   120,000        496,252
Sapporo Breweries JPY50......................................................    21,000        173,688
Sato Kogyo JPY50.............................................................    12,000         41,768
Secom Co., Ltd. JPY50........................................................     7,000        422,762
Sega Enterprises Ltd. JPY50..................................................     6,300        211,683
Seino Transportation JPY50...................................................     9,000         99,250
Seiyu Ltd. JPY50.............................................................    14,000        137,503
Sekisui Chemical Co., Ltd. JPY50.............................................    34,000        342,724
Sekisui House Ltd. JPY50.....................................................    44,000        447,316
Sharp Corp. JPY50............................................................    70,000        995,089
Shimachu JPY50...............................................................     3,000         76,764
Shimano Inc. JPY50...........................................................     9,000        152,753
Shimizu Corp. JPY50..........................................................    49,000        365,168
Shin-Etsu Chemical Co., Ltd. JPY50...........................................    20,800        378,117
Shionogi & Co., Ltd. JPY50...................................................    22,000        156,750
Shiseido Co., Ltd. JPY50.....................................................    25,000        288,619
Shizuoka Bank Ltd. JPY50.....................................................    50,000        529,853
Showa Denko KK JPY50.........................................................    65,000        148,962
Skylark Co., Ltd. JPY50......................................................     6,000         91,497
SMC Corp. JPY50..............................................................     4,000        268,459
Snow Brand Milk Products Co., Ltd. JPY50.....................................    20,000        112,863
Sony Corp. JPY50.............................................................    23,300      1,523,624
Sumitomo Bank Ltd. JPY50.....................................................   195,000      2,805,635
Sumitomo Cement Co., Ltd. JPY50..............................................    28,000         92,393
Sumitomo Chemical Co., Ltd. JPY50............................................   101,000        399,406
Sumitomo Corp. JPY50.........................................................    65,000        511,286
Sumitomo Electric Industries JPY50...........................................    43,000        600,155
Sumitomo Forestry Co., Ltd. JPY50............................................    11,000        133,626
Sumitomo Heavy Industries Ltd. JPY50.........................................    37,000        112,208
Sumitomo Marine & Fire Insurance Co., Ltd. JPY50.............................    42,000        260,532
Sumitomo Metal Industries JPY50..............................................   193,000        473,895

The accompanying notes are an integral part of the financial statements.

                             SAI-195

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Sumitomo Metal Mining Co. JPY50..............................................    35,000     $  235,504
Taisei Corp. JPY50...........................................................    63,000        325,666
Taisho Pharmaceutical Co., Ltd. JPY50........................................    21,000        493,926
Taiyo Yuden Co. Ltd JPY50....................................................     7,000         97,700
Takara Shuzo Co., Ltd. JPY50.................................................    11,000         77,238
Takara Standard JPY50........................................................     9,000         74,826
Takashimaya Co. JPY50........................................................    19,000        227,535
Takeda Chemical Industries Ltd. JPY50........................................    54,000      1,130,525
Takuma Co., Ltd JPY50........................................................     4,000         43,767
Teijin Ltd. JPY50............................................................    60,000        261,566
Teikoku Oil Co., Ltd. JPY50..................................................    15,000         81,287
Toa Corp. JPY50..............................................................    12,000         62,652
Tobu Railway Co., Ltd. JPY50.................................................    53,000        258,904
Toei JPY50...................................................................     9,000         57,844
Toho Co. JPY500..............................................................     1,100        159,214
Tohoku Electric Power Co., Inc. JPY500.......................................    30,900        612,303
Tokai Bank Ltd. JPY50........................................................   125,000      1,303,093
Tokio Marine & Fire Insurance Co., Ltd. JPY50................................    96,000        901,525
Tokyo Broadcasting System Inc. JPY50.........................................    11,000        167,744
Tokyo Dome Corp. JPY50.......................................................    10,000        174,033
Tokyo Electric Power Co., Inc. JPY500........................................    84,100      1,840,389
Tokyo Electron Ltd. JPY50....................................................     9,000        275,265
Tokyo Gas Co., Ltd. JPY50....................................................   175,000        473,421
Tokyo Steel Manufacturing JPY50..............................................     9,700        137,891
Tokyo Style JPY50............................................................     6,000         83,743
Tokyo Tatemono Co. Ltd JPY50.................................................    14,000         62,721
Tokyotokeiba JPY20...........................................................    18,000         58,155
Tokyu Corp. JPY50............................................................    68,000        385,492
Toppan Printing Co. Ltd JPY50................................................    43,000        537,176
Toray Industries Inc. JPY50..................................................    87,000        535,927
Tosoh Corp. JPY50............................................................    37,000        126,553
Tostem Corp. JPY50...........................................................    14,000        385,974
Toto Ltd. JPY50..............................................................    21,000        238,821
Toyo Engineering Corp. JPY50.................................................     8,000         35,703
Toyo Exterior Co. JPY50......................................................     3,000         44,456
Toyo Seikan Kaisha Ltd. JPY50................................................    12,000        288,447
Toyobo Co., Ltd. JPY50.......................................................    43,000        128,922
Toyoda Auto Loom Works Ltd. JPY50............................................    17,000        317,825
Toyota Motor Corp. JPY50.....................................................   235,000      6,742,052
Trans Cosmos Inc. JPY50......................................................     1,000         31,533
Tsubakimoto Machinery + Engineering JPY50....................................    12,000         64,099
UBE Industries Ltd. JPY50....................................................    51,000        144,120
Uni-Charm JPY50..............................................................     4,000         97,872
Uniden Corp. JPY50...........................................................     2,000         26,363
Unitika Ltd. JPY50...........................................................    30,000         64,616
UNY Co., Ltd. JPY50..........................................................    12,000        219,178
Wacoal Corp. JPY50...........................................................    10,000        110,278
Yamaguchi Bank Ltd. JPY50....................................................    12,000        175,756
Yamaha Corp. JPY50...........................................................    12,000        203,670
Yamaichi Securities Co. JPY50................................................    75,000        332,773

The accompanying notes are an integral part of the financial statements.

                             SAI-196

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Yamanouchi Pharmaceutical Co., Ltd. JPY50....................................    20,000    $    410,097
Yamato Transport Co., Ltd. JPY50.............................................    23,000         237,788
Yamazaki Baking Co. Ltd JPY50................................................    14,000         223,141
Yasuda Trust & Banking Co., Ltd. JPY50.......................................    69,000         291,884
Yokogawa Electric Corp. JPY50................................................    16,000         137,848
                                                                                          -------------
                                                                                            115,771,036
                                                                                          -------------
MALAYSIA 2.6%
Aluminium Co. of Malaysia Bhd MYR1...........................................     6,300           9,380
Amalgamated Steel Mills Bhd Ord MYR0.50......................................    86,800          64,615
AMMB Holdings Bhd MYR1.......................................................    29,400         246,795
Antah Holdings Bhd Ord MYR0.50...............................................    17,220          23,592
Aokam Perdana Bhd MYR1.......................................................    14,000          16,575
Berjaya Group Bhd MYR1.......................................................    60,650          51,632
Berjaya Leisure Bhd MYR1.....................................................    31,900          48,251
Commerce Asset Holdings Bhd MYR1.............................................    21,700         163,255
DCB Holdings Bhd MYR1........................................................    56,700         194,201
Edaran Otomobil Nasional Bhd MYR1............................................    17,100         170,966
Ekran Bhd MYR1...............................................................    20,200          84,783
Golden Hope Plantations Bhd MYR1.............................................    69,200         117,822
Golden Plus Holdings Bhd MYR1................................................     8,300          15,446
Guinness Anchor Bhd MYR0.50..................................................    20,700          50,818
Highlands & Lowlands Bhd Ord MYR0.50.........................................    42,300          70,681
Hong Leong Industries Bhd MYR0.50............................................    14,880          50,670
Hong Leong Properties Bhd Ord MYR0.50........................................    48,500          64,142
Hume Industries Bhd MYR1.....................................................    17,500         110,176
Idris Hydraulic (Malaysia) Bhd MYR0.50.......................................    37,200          42,864
IGB Corp. Bhd MYR0.50........................................................    33,000          36,718
Industrials Oxygen Inc. Bhd MYR0.50..........................................    61,400          94,331
Jaya Tiasa Holdings MYR1.....................................................    18,000          95,506
Johan Holdings Bhd MYR0.50...................................................    21,700          18,474
Kedah Cement Holdings Bhd MYR1...............................................    28,600          56,622
Kelanamas Industries Bhd MYR1................................................     6,800          12,709
Kemayan Corp. Bhd MYR0.50....................................................    22,500          30,647
Kian Joo Can Factory Bhd MYR0.50.............................................     8,300          46,011
Kuala Lumpur Kepong Bhd Ord MYR1.............................................    51,500         130,509
Land & General Bhd MYR1......................................................    34,900          83,605
Landmarks Bhd MYR1...........................................................    28,900          38,449
Leader Universal Holdings Bhd MYR1...........................................    30,000          62,958
Magnum Corp. Bhd MYR0.50.....................................................   111,700         216,721
Malayan Banking Bhd MYR1.....................................................    84,900         941,279
Malayan Cement Bhd MYR0.50...................................................    20,700          47,539
Malayan United Industries Bhd MYR1...........................................    87,800          65,359
Malayawata Steel Bhd MYR1....................................................     7,300          13,759
Malaysia Mining Corp. Bhd MYR1...............................................    57,800          66,829
Malaysian Airline System Bhd Ord MYR1........................................    53,500         138,755
Malaysian International Shipping Corp. Bhd MYR1 Alien Market.................    76,833         228,172
Malaysian Mosaics Bhd MYR1...................................................    18,600          23,862
Malaysian Oxygen Bhd MYR0.50.................................................     9,800          50,445
Malaysian Pacific Industries Bhd MYR0.50.....................................    14,966          58,074
Malaysian Resources Corp. Bhd MYR1...........................................    37,300         146,955

The accompanying notes are an integral part of the financial statements.

                             SAI-197

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
MBF Capital Bhd MYR1.........................................................    54,000     $    87,666
Metroplex Bhd MYR0.50........................................................    57,600          70,703
Mulpha International Bhd MYR0.50.............................................    53,000          45,959
Multi Purpose Holdings MYR1..................................................    51,700         100,309
Mycom Bhd MYR1...............................................................    23,666          29,987
Nestle Malaysia Bhd MYR1.....................................................    16,500         132,627
New Straits Times Press Bhd MYR1.............................................    13,400          77,466
Oriental Holdings Bhd MYR1...................................................    14,420          98,208
Palmco Holdings Bhd MYR1.....................................................     8,400           9,579
Pan-Malaysia Cement Works Bhd MYR0.50........................................    51,400          51,899
Perlis Plantations Bhd MYR1..................................................    25,000          77,707
Perusahaan Otomobil Nasional Bhd MYR1........................................    40,300         255,316
Petaling Garden Bhd MYR0.50..................................................    13,400          17,509
Pilecon Engineering Bhd MYR0.50..............................................    11,500          14,025
Promet Bhd MYR1..............................................................    36,200          31,391
Public Bank Bhd MYR0.50 Alien Market.........................................    82,866         175,543
Rashid Hussain Bhd MYR1......................................................    24,600         162,669
Resorts World Bhd MYR0.50....................................................    81,800         372,481
RJ Reynolds Bhd MYR1.........................................................    17,600          47,737
Rothmans of Pall Mall Bhd MYR0.50............................................    21,200         222,451
Selangor Properties Bhd MYR1.................................................    23,800          26,104
Shell Refining Co. MYR1......................................................    21,200          62,118
Sime Darby Bhd MYR0.50.......................................................   173,700         684,346
Sungei Way Holdings Rights ..................................................     2,400           2,423
Sungei Way Holdings Bhd MYR1.................................................    24,000          71,273
Ta Enterprise Bhd MYR1.......................................................    44,000          58,190
Tan Chong Motor Holdings Bhd MYR0.50.........................................    46,500          78,804
Tech Resources Industries Bhd MYR1...........................................    60,200         118,708
Telekom Malaysia Bhd MYR1....................................................   148,900       1,326,569
Tenaga Nasional Bhd MYR1.....................................................   225,900       1,082,316
Time Engineering Bhd MYR1....................................................    35,000          64,858
UMW Holdings Bhd MYR1........................................................    19,300          90,176
United Engineers (Malaysia) Ltd. MYR0.50.....................................    57,000         514,591
YTL Corp., Bhd Ord MYR0.50...................................................    44,800         241,251
                                                                                          -------------
                                                                                             10,803,911
                                                                                          -------------
NETHERLANDS 4.7%
ABN Amro Holdings NV NLG5....................................................    24,234       1,574,692
Akzo Nobel NV NLG20..........................................................     5,191         708,218
Elsevier NV NLG0.10..........................................................    48,503         818,758
Getronics NV NLG 0.25........................................................     5,956         161,485
Heineken NV NLG25............................................................     3,664         647,735
Hollandsche Beton Groep NV Ord NLG20.........................................       209          43,243
IHC Caland NV NLG2...........................................................     1,675          95,573
ING Groep NV Cva NLG1........................................................    57,364       2,062,690
KLM Royal Dutch Airlines NLG20...............................................     6,300         177,003
Kon Hoogovens NV Cva NLG20...................................................     2,250          93,652
Kon Pvc Nederlanden NLG10....................................................    34,152       1,301,085
Koninklijke Ahold NV NLG1.25.................................................    12,175         760,146
Koninklijke KNP Bt NV NLG2.50................................................     7,085         154,413

The accompanying notes are an integral part of the financial statements.

                             SAI-198

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Koninklijke Pakhoed NV Cva NLG5..............................................     1,879     $    58,658
Nedlloyd Groep NV NLG10......................................................     1,572          43,076
Oce van der Grinten NV NLG4..................................................     1,319         143,048
Philips Electronics NV NLG10.................................................    25,030       1,012,892
Royal Dutch Petroleum Co. NLG5 Br............................................    39,144       6,854,386
Stad Rotterdam Cva NLG2.50...................................................     2,004          79,127
Stork NV NLG10...............................................................     1,896          66,751
Unilever NV Cva NLG4.........................................................    11,686       2,064,540
Wolters Kluwer NV Cva NLG1...................................................     4,951         656,870
                                                                                          -------------
                                                                                             19,578,041
                                                                                          -------------
NEW ZEALAND 0.4%
Brierley Investment Ltd. NZD0.50.............................................   188,740         174,710
Carter Holt Harvey Ltd. NZD0.50..............................................   122,137         277,035
Ceramco Corp., Ltd. Ord NZD0.50..............................................     1,900           1,812
Fisher & Paykel Industries NZD0.50...........................................     6,865          26,922
Fletcher Challenge Forestry Ltd. NZD.........................................    56,678          94,917
Fletcher Challenge Ltd. Paper Shares NZD0.40.................................    52,200         107,336
Fletcher Challenge Ltd. Energy Shs NZD0.40...................................    26,050          75,470
Fletcher Challenge Ltd. Building Shares NZD0.40..............................    26,050          80,072
Lion Nathan Ltd. NZD0.25.....................................................    38,700          92,703
Telecom Corp. of New Zealand NZD1............................................   133,360         680,370
                                                                                          -------------
                                                                                              1,611,347
                                                                                          -------------
NORWAY 0.6%
Aker AS NOK20 B..............................................................       600          12,121
Aker AS NOK20 Series A.......................................................     3,300          73,386
Bergesen DY A/S NOK2.50 A....................................................     3,700          90,394
Bergesen DY A/S NOK2.50 B (Non Vtg)..........................................     1,600          38,087
Christiania Bank NOK7........................................................    43,300         136,978
Dyno Industrier A/S NOK20....................................................     1,800          45,667
Elkem AS NOK20 A.............................................................     3,400          56,175
Hafslund ASA NOK1 Ser A......................................................     6,147          45,245
Hafslund ASA NOK1 Ser B......................................................     4,467          30,571
Helikopter Service A/S NOK11.50..............................................     1,400          18,198
Kvaerner AS NOK12.50 B.......................................................       700          30,366
Kvaerner AS NOK12.50.........................................................     2,400         116,704
Leif Hoegh & Co., A/S NOK2...................................................     2,100          44,398
Norsk Hydro AS NOK20.........................................................    17,666         954,485
Norske Skogsindustrier AS NOK20 A............................................     2,200          73,386
Norske Skogsindustrier AS NOK20 B............................................       400          12,184
Nycomed NOK4 Ser A...........................................................     4,247          64,849
Nycomed NOK4 Ser B...........................................................     2,867          44,001
Orkla A/S NOK25 B............................................................       800          50,741
Orkla AS NOK25 A.............................................................     3,100         216,040
Petroleum Geo Services A/S NOK5..............................................     2,300          89,689
Storebrand ASA A NOK20.......................................................    22,200         128,637
Unitor Ships Service NOK12.50................................................     1,300          16,694
Vard A/S NOK2 A..............................................................    13,285          22,262
                                                                                          -------------
                                                                                              2,411,258
                                                                                          -------------

The accompanying notes are an integral part of the financial statements.

                             SAI-199

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
SINGAPORE 1.3%
Amcol Holdings (a) SGD0.25...................................................    17,667     $        0
Chuan Hup Holdings SGD1......................................................    16,000         10,695
City Developments Ltd. SGD0.50...............................................    54,680        492,542
Comfort Group SGD0.25........................................................    37,000         32,800
Creative Technology Ord SGD0.25..............................................     6,000         62,625
Cycle & Carriage Ltd. SGD1...................................................    16,000        195,596
DBS Land Ltd. SGD1...........................................................    64,000        235,630
Development Bank of Singapore Ltd. SGD1 (Alien Market).......................    24,250        327,656
First Capital Corp. SGD1.....................................................    17,000         51,287
Fraser & Neave Ltd. SGD1.....................................................    20,800        214,126
Goldtron Ltd. SGD0.20........................................................    23,000         13,401
Hai Sun Hup Group Ltd. SGD0.20...............................................    30,000         22,090
Haw Par Brothers International Ltd. SGD1.....................................    13,200         30,009
Hotel Properties SGD1........................................................    28,000         45,239
Inchcape Bhd SGD0.50.........................................................    11,000         38,218
IPC Corp. SGD0.05............................................................    70,000         24,521
Jurong Shipyard Ltd. SGD0.50.................................................     8,000         40,320
Keppel Corp., Ltd. SGD1......................................................    36,000        280,526
Lum Chang Holdings Ltd. SGD0.50..............................................    19,600         17,235
Metro Holdings SGD1..........................................................     6,600         23,309
Natsteel Ltd. SGD0.50........................................................    23,000         52,288
Neptune Orient Lines Ltd. SGD1...............................................    50,000         43,251
Overseas Chinese Banking Corp. SGD1 Alien Market.............................    37,400        465,227
Overseas Union Enterprise Ltd. SGD1..........................................     9,000         45,039
Parkway Holdings Ltd. SGD0.50................................................    21,000         82,571
Prima Ltd. SGD1..............................................................     2,000          7,363
Robinson & Co., Ltd. SGD1....................................................     4,000         16,300
Sembawang Maritime Ltd. SGD1.................................................     6,000         17,158
Shangri La Hotel Ltd. SGD1...................................................    11,000         37,589
Singapore Airlines Ltd. SGD1 (Alien Market)..................................    48,000        435,802
Singapore Press Holdings Ltd. SGD1 (Alien Market)............................    12,800        252,559
Singapore Technical Industries SGD1.25.......................................    48,000        120,103
Singapore Telecommunications SGD0.15.........................................   425,000      1,002,645
Straits Trading Co., Ltd. SGD1...............................................    21,000         51,044
United Industrial Corp., Ltd. SGD1...........................................    94,000         79,297
United Overseas Bank Ltd. SGD1 (Alien Market)................................    38,634        430,862
United Overseas Land Ltd. SGD1...............................................    35,000         53,296
Van Der Horst Ltd. SGD1......................................................     8,000         33,457
                                                                                          -------------
                                                                                             5,383,676
                                                                                          -------------
SPAIN 2.2%
Acerinox SA ESP1000 Regd.....................................................       834        120,283
Aguila SA ESP500.............................................................     1,507          7,218
Argentaria Corp Bancaria De Espana ESP500....................................     9,150        408,699
Autopistas Concesionaria Espanola SA ESP500..................................    16,685        229,607
Banco Bilbao Vizcaya ESP600 Regd.............................................    16,364        881,888
Banco Central Hispanoamericano SA ESP500 Regd................................    11,928        305,823
Banco de Santander SA ESP750 Regd............................................    11,654        744,530
Corporacion Financiera Alba SA ESP1000.......................................     1,100        110,951

The accompanying notes are an integral part of the financial statements.

                             SAI-200

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Corporacion Mapfre Compania Internacional de Reaseguros SA ESP500 Regd ......     2,173     $  132,143
Dragados Y Construciones SA ESP500...........................................     3,968         61,011
Ebro Agricolas ESP100........................................................     3,350         58,849
Empresa Nacional de Celulosas ESP1000........................................     1,200         14,346
Empresa Nacional de Electricidad ESP800......................................    18,912      1,343,432
Ercros SA ESP500.............................................................    10,400          6,396
Fomento de Construcciones y Contratas SA ESP500..............................     1,050         97,674
Gas Natural Sdg SA ESP600....................................................     2,735        634,995
General de Aguas d' Barcelona ESP500.........................................     3,178        131,933
General de Aguas d' Barcelona New Esp500 Rfd 1/1/97..........................        43          1,785
Iberdrola SA ESP500..........................................................    66,954        947,110
INM Metrovacesa ESP500.......................................................     1,539         56,496
Inmobiliaria Urbis SA ESP500.................................................     2,300          9,195
Portland Valderrivas ESP500..................................................       450         30,236
Prosegur Seguridad ESP100 Regd...............................................     4,250         39,208
Repsol SA ESP500.............................................................    21,826        835,622
Sarrio SA ESP500.............................................................     3,750         12,339
Tabacalera SA ESP500 Regd....................................................     2,553        109,716
Telefonica de Espana SA ESP500...............................................    68,428      1,586,088
Union Electrica Fenosa SA ESP500.............................................    22,186        237,936
Uralita SA ESP500............................................................     3,362         26,234
Vallehermoso SA ESP500.......................................................     3,010         65,141
Viscofan Envolturas Celulosi ESP100..........................................     1,500         21,910
Zardoya Otis SA ESP1000......................................................       695         80,680
                                                                                          -------------
                                                                                             9,349,474
                                                                                          -------------
SWEDEN 2.2%
AB Electrolux B SEK25........................................................     4,700        272,584
AGA AB A SEK5................................................................     7,600        114,646
AGA AB B SEK5................................................................     6,300         94,112
ASEA AB A SEK50..............................................................     4,300        484,915
ASEA AB B SEK50..............................................................     1,700        192,209
Astra AB A SEK2.50...........................................................    31,965      1,577,651
Astra AB B SEK2.50...........................................................     7,300        351,743
Atlas Copco AB A SEK5........................................................     7,800        188,488
Atlas Copco AB B SEK5........................................................     3,400         82,660
Autoliv AB SEK10.............................................................     3,200        140,129
Diligentia SEK10.............................................................     3,360         52,900
Ericsson LM Telephone B SEK2.50..............................................    60,960      1,883,796
Esselte AB A SEK12.50........................................................     1,100         24,971
Esselte AB B SEK12.50........................................................       800         17,692
Euroc AB A SEK25.............................................................     3,400        124,487
H&M AB B SEK5................................................................     2,600        359,461
Securitas AB Ser B SEK2......................................................     4,200        122,100
Skandia Foersaekrings AB SEK5................................................     6,500        183,729
Skandinaviska Enskilda Banken A SEK10........................................    33,600        344,464
Skanska AB B SEK10...........................................................     8,000        353,251
SKF International AB B SEK12.50..............................................     3,700         87,515
SKF International AB A SEK12.50..............................................     3,000         68,761
Stadshypotek AB A SEK25......................................................     7,700        210,882
Stora Kopparbergs B SEK5.....................................................     3,600         49,034

The accompanying notes are an integral part of the financial statements.

                             SAI-201

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Stora Kopparbergs Series A SEK5..............................................    16,700     $   229,906
Svenska Cellulosa B SEK10....................................................    12,570         254,971
Svenska Handelsbanken B SEK10................................................     1,100          30,287
Svenska Handelsbanken A SEK10................................................    13,200         378,910
Swedish Match Co. SEK2.......................................................    27,800          97,715
Trelleborg AB B SEK25........................................................     7,100          94,105
Volvo AB A SEK5..............................................................     9,100         198,579
Volvo AB B SEK5..............................................................    20,500         451,853
                                                                                          -------------
                                                                                              9,118,506
                                                                                          -------------
SWITZERLAND 5.6%
Adia SA CHF10................................................................     1,185         296,515
Alusuisse Lonza Holdings AG CHF125 Br........................................       145         113,058
Alusuisse Lonza Holdings AG CHF125 Regd......................................       297         235,999
BBC Brown Boveri Ltd. CHF100.................................................       580         719,169
BBC Brown Boveri Ltd. CHF20 Regd.............................................       375          90,483
CS Holding AG CHF20 Regd.....................................................    13,650       1,397,732
Danzas Holding AG Ptg Certs CHF20............................................       175          35,905
Forbo Holding CHF50 Regd.....................................................       105          42,225
Georg Fischer AG CHF100 Regd.................................................        30           6,144
Georg Fischer AG CHF500 Br...................................................        35          36,230
Grands Magasins Jelmoli CHF50 Br.............................................        25          13,777
Grands Magasins Jelmoli CHF10 Regd...........................................        95          10,046
Holderbank Financiere Glaris Ltd. CHF50 Br...................................       515         366,652
Kuoni Reisen Holding CHF50 Regd Series B.....................................        20          48,406
Merkur Holding AG CHF25 Regd.................................................       295          56,241
Moevenpick Holdings CHF50 Br.................................................        45          12,868
Moevenpick Holdings Ptg Certs CHF50..........................................        15           3,709
Nestle SA CHF10 Regd.........................................................     2,854       3,054,214
Novartis AG CHF20 Regd.......................................................     4,396       5,018,668
Novartis AG CHF20 Br.........................................................       562         641,186
Roche Holding Ltd. CHF100 Br.................................................       116       1,304,439
Roche Holding Ltd. NPV.......................................................       510       3,955,652
Schindler Holding AG Ptg Certs CHF100........................................        95         102,938
Schweize Bankgesellschaft CHF100 Br..........................................     1,858       1,623,052
Schweize Bankverein CHF50 Regd...............................................     5,498       1,042,032
SGS Holding CHF100 Br........................................................       122         298,913
Sika Finanz AG CHF60 Br......................................................       170          40,512
SMH Swiss Corp. for Microelectronics & Watchmaking Industries Ltd. CHF10
 Regd........................................................................     1,045         148,641
SMH Swiss Corp. for Microelectronics & Watchmaking Industries Ltd. CHF50 Br .       253         155,440
Sulzer AG CHF100 Regd........................................................       160          92,106
Sulzer AG Ptg Certs CHF100...................................................        81          43,190
Swiss Reinsurance Co. CHF10 Regd.............................................     1,043       1,109,955
Swissair Transport Co., Ltd. CHF350 Regd.....................................       161         129,850
Zurich Insurance CHF10 Regd..................................................     3,295         912,824
                                                                                          -------------
                                                                                             23,158,771
                                                                                          -------------
UNITED KINGDOM 16.3%
Abbey National PLC Ord GBP0.10...............................................    88,100       1,151,752
AMEC PLC Ord GBP0.50.........................................................     8,109          12,766
Amstrad PLC Ord GBP0.25......................................................     4,580          11,540

The accompanying notes are an integral part of the financial statements.

                             SAI-202

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Anglian Water PLC Ord GBP1...................................................    16,900     $  170,041
Argos PLC Ord GBP0.10 5/7....................................................    17,849        234,260
Argyll Group PLC Ord GBP0.25.................................................    67,953        468,601
Arjo Wiggins Appleton PLC Ord GBP0.25........................................    51,467        158,082
Associated British Foods PLC Ord GBP0.05.....................................    56,400        466,140
Barclays PLC Ord GBP1........................................................    96,000      1,643,532
Barratt Developments PLC Ord GBP0.10.........................................    11,750         50,667
Bass PLC Ord GBP0.25.........................................................    55,100        775,021
BAT Industries PLC Ord GBP0.25...............................................   193,914      1,605,995
BBA Group PLC Ord GBP0.25....................................................    26,000        156,605
BICC PLC Ord GBP0.50.........................................................    26,241        123,482
Blue Circle Industries PLC Ord GBP0.50.......................................    46,042        281,263
BOC Group PLC Ord GBP0.25....................................................    30,198        451,627
Boots Co., PLC GBP0.25.......................................................    56,700        584,076
Bowater PLC Ord GBP0.50......................................................    31,250        193,575
Bowthorpe Holdings PLC Ord GBP0.10...........................................    12,138         94,088
BPB Industries PLC Ord GBP0.50...............................................    31,400        206,324
British Aerospace PLC Ord GBP0.10............................................    26,869        587,587
British Airways PLC Ord GBP0.25..............................................    60,300        625,803
British Gas PLC Ord GBP0.25..................................................   275,100      1,054,456
British Land Co., PLC Ord GBP0.25............................................    26,833        238,760
British Petroleum Co., PLC Ord GBP0.25.......................................   352,997      4,228,232
British Sky Broadcasting PLC Ord GBP0.50.....................................   107,600        961,109
British Steel PLC GBP0.50....................................................   127,700        349,624
British Telecommunications PLC Ord GBP0.25...................................   394,600      2,667,129
BTR PLC Ord GBP0.25..........................................................   250,886      1,223,520
Burmah Castrol PLC Ord GBP1..................................................    12,670        239,351
Cable & Wireless PLC Ord GBP0.25.............................................   139,366      1,163,768
Cadbury Schweppes PLC Ord GBP0.25............................................    61,680        520,333
Calor Group PLC Ord GBP0.50..................................................     6,600         33,316
Caradon PLC Ord GBP0.25......................................................    37,600        154,415
Carlton Communications PLC GBP0.05...........................................    36,310        317,868
Chubb Security PLC Ord GBP0.05...............................................    14,200         79,091
Coats Viyella PLC Ord GBP0.20................................................    35,206         80,726
Commercial Union PLC Ord GBP0.25.............................................    42,188        494,503
Courtaulds PLC Ord GBP0.25...................................................    25,400        171,680
Courtaulds Textile PLC Ord GBP0.25...........................................     3,975         15,100
De La Rue Co., PLC Ord GBP0.25...............................................    14,098        138,712
Delta PLC Ord GBP0.25........................................................     6,200         40,580
East Midlands Electricity PLC Ord 56 9/11P...................................    12,124        137,339
Electrocomponents PLC Ord GBP0.10............................................    26,459        208,720
EMI PLC Ord GBP0.25..........................................................    26,767        631,961
English China Clays PLC Ord GBP0.25..........................................    15,469         50,293
FKI PLC GBP0.10..............................................................    35,420        123,037
FR Group PLC Ord GBP0.25.....................................................     4,580         48,120
General Electric Co., PLC Ord GBP0.05........................................   173,300      1,135,761
GKN PLC Ord GBP1.............................................................    21,900        375,118
Glaxo Holdings PLC Ord GBP0.25...............................................   220,000      3,576,318
Granada Group PLC Ord GBP0.25................................................    53,215        785,841
Grand Metropolitan PLC Ord GBP0.25...........................................   131,446      1,030,155

The accompanying notes are an integral part of the financial statements.

                             SAI-203

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Great Portland Estates PLC Ord GBP0.50.......................................    20,375     $   73,216
Great Universal Stores PLC Ord Stock GBP0.25.................................    63,100        661,881
Guardian Royal Exchange PLC Ord GBP0.05......................................    56,463        269,078
Guinness PLC Ord GBP0.25.....................................................   120,900        949,574
Hammerson Property & Investment Development Corp., PLC Ord GBP0.25 ..........    17,768        122,831
Hanson PLC Ord GBP0.25.......................................................   322,100        451,954
Harrison & Crosfield PLC Ord GBP0.25.........................................    35,910         81,111
Hepworth PLC Ord GBP0.25.....................................................    15,300         65,975
HSBC Holdings PLC Ord HKD10..................................................   112,298      2,446,190
HSBC Holdings PLC Ord GBP0.75................................................    54,114      1,208,398
Hyder PLC Ord GBP1.20........................................................     8,783        112,117
IMI PLC Ord GBP0.25..........................................................    21,700        138,874
Imperial Chemical Industries PLC Ord GBP1....................................    45,500        599,114
J. Sainsbury PLC Ord GBP0.25.................................................   115,042        761,828
Johnson Matthey PLC Ord GBP1.................................................    13,513        127,638
Kerry Group PLC A Ord IEP0.10................................................     6,100         62,106
Kingfisher PLC GBP0.25.......................................................    41,985        452,610
Ladbroke Group PLC Ord GBP0.10...............................................    73,278        290,905
Laird Group PLC Ord GBP0.25..................................................     7,200         48,912
Land Securities PLC Ord GBP1.................................................    32,100        409,764
Lasmo PLC Ord GBP0.25........................................................    60,557        243,513
Legal & General Group Ord 10P................................................    78,125        497,973
Lex Service PLC Ord GBP0.25..................................................     5,716         31,006
London Electricity PLC Ord Gbp0.58 1/3.......................................    10,900        126,924
Lonrho PLC Ord GBP0.25.......................................................    39,269         83,994
Lucas Varity Ord GBP0.25.....................................................    88,966        339,484
Marks & Spencer PLC Ord GBP0.25..............................................   176,800      1,488,460
Marley PLC Ord GBP0.25.......................................................    13,338         28,643
MEPC PLC Ord GBP0.25.........................................................    26,300        195,315
Mercury Assets Management Group PLC Ord GBP0.05..............................    11,481        243,608
Meyer International PLC Ord GBP0.25..........................................     6,412         39,718
National Grid Group Ord GBP0.10..............................................   106,934        356,813
National Power PLC Ord GBP0.50...............................................    71,300        595,387
Next PLC Ord GBP0.10.........................................................    23,500        228,807
North West Water PLC Ord GBP1................................................    32,574        345,026
Northern Electric Ord 56 12/23P..............................................     5,419         59,995
Ocean Group PLC Ord GBP0.25..................................................     9,800         81,164
P & O Holdings PLC Ord GBP1..................................................    37,990        384,190
Pearson PLC Ord GBP0.25......................................................    35,600        453,833
Pilkington PLC Ord GBP0.50...................................................    62,994        170,312
Provident Financial PLC Ord GBP0.10..........................................    16,800        144,025
Prudential Corp., PLC Ord GBP0.05............................................   120,115      1,011,235
Racal Electronics PLC Ord GBP0.25............................................    14,200         62,204
Railtrack Group Ord 25P Regd Int Certs 200P..................................    31,400        207,399
Rank Group Ord GBP0.10.......................................................    52,182        391,097
Redland PLC Ord GBP0.25......................................................    32,615        205,937
Reed International PLC Ord GBP0.25...........................................    35,100        659,476
Reuters Holdings PLC Ord GBP0.025............................................   105,200      1,351,003
RMC Group PLC Ord GBP0.25....................................................    15,650        267,796
Rolls Royce PLC Ord GBP0.20..................................................    90,861        399,577

The accompanying notes are an integral part of the financial statements.

                             SAI-204

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
Royal Bank of Scotland Group PLC Ord GBP0.25.................................    50,545     $   486,076
RTZ Corp., PLC Ord GBP0.10 Regd..............................................    67,072       1,076,549
Rugby Group PLC Ord GBP0.25..................................................    40,200          64,661
Schroders PLC Ord GBP1.......................................................    12,200         317,108
Scottish & Newcastle Breweries PLC Ord GBP0.20...............................    38,542         453,086
Scottish Power PLC Ord GBP0.50...............................................    72,417         434,948
Sears PLC Ord GBP0.25........................................................    95,500         153,611
Sedgwick Group PLC GBP0.10...................................................    34,320          76,932
Slough Estates PLC Ord GBP0.25...............................................    24,500         116,128
Smithkline Beecham Ord GBP0.125..............................................   172,647       2,387,043
Smiths Industries PLC Ord GBP0.25............................................    19,000         260,746
Southern Electronics Corp. Ord 53 71/93......................................    16,244         220,145
St James Place Capital Ord GBP0.15...........................................     8,300          13,777
Sun Alliance Group PLC Ord GBP0.25...........................................    95,324         726,674
T&N PLC Ord GBP1.............................................................    26,928          80,176
Tarmac PLC Ord GBP0.50.......................................................    46,693          78,701
Tate & Lyle PLC GBP0.25......................................................    24,924         201,516
Taylor Woodrow PLC Ord GBP0.25...............................................    24,200          62,943
TBS Group Ord GBP0.25........................................................   324,318       2,391,873
Tesco PLC Ord GBP0.05........................................................   135,040         818,004
Thames Water PLC Ord GBP1....................................................    23,200         242,560
Thorn PLC Ord GBP0.25........................................................    27,167         117,612
TI Group PLC Ord GBP0.25.....................................................    29,523         292,502
Transport Development Group PLC Ord GBP0.25..................................     5,800          18,857
Unigate PLC Ord GBP0.25......................................................    14,900         106,064
Unilever PLC Ord GBP0.05.....................................................    51,100       1,237,278
United Biscuits PLC Ord GBP0.25..............................................    33,200         119,870
Vickers PLC Ord GBP0.50......................................................    16,700          72,584
Vodafone Group PLC Ord GBP0.05...............................................   191,700         810,231
Williams Holdings PLC Ord GBP0.25............................................    36,384         214,170
Willis Corroon Group PLC Ord GBP0.125........................................    17,663          42,918
Wilson Holdings PLC Ord GBP0.25..............................................     8,600          24,502
Wimpey (George) PLC Ord GBP0.25..............................................    18,300          39,143
Wolseley PLC GBP0.25.........................................................    35,600         280,524
Zeneca Group Ord GBP0.25.....................................................    59,400       1,672,023
                                                                                          -------------
                                                                                             68,067,288
                                                                                          -------------
UNITED STATES 0.0%
Millennium Chemicals Inc. Common.............................................     3,750          66,563
                                                                                          -------------
PREFERRED STOCK 0.4%
AUSTRALIA (0.1%)
News Corp. Ltd. Pfd AUD0.50..................................................    72,287         321,531
Sydney Harbour Casino Holdings Ltd. Pfd AUD1 ................................    34,700          53,469
                                                                                          -------------
                                                                                                375,000
                                                                                          -------------
AUSTRIA 0.0%
Bau Holdings AG Pfd ATS100...................................................       100           4,991
Creditanstalt-Bankverein Pfd ATS100..........................................     1,100          50,740
Z Landerbank Bank Austria AG Pfd ATS100......................................       400          15,499
                                                                                          -------------
                                                                                                 71,230
                                                                                          -------------

The accompanying notes are an integral part of the financial statements.

                             SAI-205

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

                                                                                 SHARES        VALUE
----------------------------------------------------------------------------  ------------ -------------
FRANCE 0.0%
Etab Eco Casino Guich Perr & Co. FRF10 Pfd...................................         704  $     25,729
GERMANY 0.3%
CKAG Colonia Konzern Non Vtg Pfd DEM5........................................         500        34,716
Dyckerhoff AG Pfd DEM50......................................................          70        19,304
Escada AG Pfd DEM50..........................................................          50         8,208
Friedrich Grohe AG Pfd DEM50.................................................         150        41,367
Herlitz AG Pfd DEM50.........................................................          66         7,024
MAN AG Pfd DEM50.............................................................         200        40,036
Metro AG Non Vtg Pref DEM5...................................................         400        22,581
Rheinmetall Berlin AG Pfd DEM50..............................................          66         8,565
RWE AG Non Vtg Pfd DEM5......................................................      13,900       469,016
SAP AG Pfd DEM5..............................................................       2,700       376,679
Volkswagen AG Pfd DEM50......................................................         400       128,350
                                                                                          -------------
                                                                                              1,155,846
                                                                                          -------------
ITALY 0.0%
Fiat SpA Privilege ITL1000...................................................      60,850       100,250
La Rinascente SpA Privilege ITL1000..........................................       2,100         4,765
                                                                                          -------------
                                                                                                105,015
                                                                                          -------------
SINGAPORE 0.0%
Goldtron Ltd. Non Red Conv Cum Pfd...........................................       4,600         2,680
                                                                                          -------------
                                                                               PRINCIPAL
                                                                                 AMOUNT
U.S. GOVERNMENT OBLIGATIONS 1.4%
United States Treasury Bills 4.845% 20-Mar-97 (b)............................ $ 5,960,000     5,897,435
                                                                                          -------------
                                                                                 UNITS
STATE STREET BANK AND TRUST COMPANY INVESTMENT FUNDS
  FOR TAX EXEMPT RETIREMENT PLANS 10.1%
Short Term Investment Fund...................................................  41,989,134    41,989,134
                                                                                          -------------
TOTAL INVESTMENTS--100%
  (Cost $378,664,783)........................................................              $414,208,889
                                                                                          =============


The accompanying notes are an integral part of the financial statements.

                             SAI-206

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE FUND
DAILY EAFE FUND NON-LENDING
Combined Schedule of Investments (Concluded)
(showing percentage of total value of investments)
December 31, 1996

-----------------------------------------------------------------------------

The following long futures contracts were open at December 31, 1996:

 FUTURES                NUMBER OF      NOTIONAL         MATURITY     UNREALIZED
CONTRACT                CONTRACTS        VALUE            DATE      GAIN (LOSS)
--------------------- ----------- ----------------- -------------- ------------
All Ordinaries Index       36           A$ 2,159,100   March 1997    $  35,748
DAX Index ............     23           DM 6,529,700   March 1997       98,655
CAC 40 Index .........     47          FF 21,601,200   March 1997       58,831
Hang Seng Index ......     26         HK$ 17,433,000  January 1997       8,404
Nikkei 300 Index  ....     812      yen 2,359,672,000  March 1997     (743,474)
                                     pounds sterling
FTSE Index ...........     63              6,335,438   March 1997      273,733
OMX Index ............     55          SKr 9,997,625  January 1997      50,143
MIB 30 Index .........     16        Lr2,552,700,000   March 1997        4,700
                                                                   ------------
                                                                     $(213,260)
                                                                   ============

The outstanding forward foreign currency contracts at December 31, 1996 are as follows:

 SETTLEMENT           CONTRACTS            IN EXCHANGE          UNREALIZED
DATE                 TO DELIVER                FOR             GAIN (LOSS)
------------     -----------------      -----------------     ------------
3/21/97 .....          A$ 1,832,000            $ 1,456,531      $   4,076
3/21/97 .....           $ 3,145,016           A$ 3,976,000          7,065
3/21/97 .....          DM 5,948,000            $ 3,837,419        (40,061)
3/21/97 .....           $ 8,083,468          DM 12,493,000         60,951
3/21/97 .....         FF 15,675,500            $ 2,997,246        (30,286)
3/21/97 .....           $ 7,146,057          FF 37,331,000         64,297
3/21/97 .....      Lr 2,291,953,000            $ 1,492,040        (10,025)
3/21/97 .....           $ 3,125,573       Lr 4,799,473,000         19,847
3/21/97 .....     yen 2,143,100,000           $ 18,671,371         11,903
3/21/97 .....          $ 39,406,250      yen 4,413,500,000       (967,675)
3/21/97 .....           $ 1,352,747          SKr 9,221,000            946
                    pounds sterling
3/21/97 .....             4,988,000            $ 8,409,019       (108,817)
                                        pounds sterling
3/21/97 .....          $ 19,094,780             11,434,000        428,531
                                                              ------------
                                                                $(559,248)
                                                              ============

Currency Legend
A$     Australian Dollar
pounds sterling  British Pound Sterling
FF     French Franc
DM     German Mark
HK$    Hong Kong Dollar
Lr     Italian Lira
yen    Japanese Yen
SKr    Swedish Krona
$      U.S. Dollar
(a)    Issuer filed for bankruptcy.
(b) At December 31, 1996, these securities were pledged to cover margin requirements for open futures contracts.


The accompanying notes are an integral part of the financial statements.

                             SAI-207

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of the
State Street Bank and Trust Company
Daily Government/Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of the State Street Bank and Trust Company Daily Government/Corporate Bond Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
March 10, 1997


                             SAI-208

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Statement of Assets and Liabilities
December 31, 1996

-----------------------------------------------------------------------------

 ASSETS
Investments in securities, at value
 (cost $3,058,109,797) ................................................ $3,080,182,066
Receivable for investments sold .......................................      9,202,487
Interest receivable ...................................................     49,859,329
---------------------------------------------------------------------- ---------------
   Total assets .......................................................  3,139,243,882
---------------------------------------------------------------------- ---------------
LIABILITIES
Payable for investments purchased .....................................     79,193,403
Accrued expenses ......................................................         48,711
---------------------------------------------------------------------- ---------------
   Total liabilities ..................................................     79,242,114
---------------------------------------------------------------------- ---------------
NET ASSETS
 (equivalent to $11.85 per unit based on 258,288,303 units
 outstanding) ......................................................... $3,060,001,768
====================================================================== ===============

The accompanying notes are an integral part of the financial statements.

                             SAI-209

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Statement of Operations
Year ended December 31, 1996

-----------------------------------------------------------------------------

 INVESTMENT INCOME
 Interest ...........................................................  $170,510,337
-------------------------------------------------------------------- ---------------
EXPENSES
 Audit ..............................................................        18,000
 Custody ............................................................       300,645
-------------------------------------------------------------------- ---------------
   Total expenses ...................................................       318,645
-------------------------------------------------------------------- ---------------
   Net investment income ............................................   170,191,692
-------------------------------------------------------------------- ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on investments ............................    (7,925,396)
 Net change in unrealized appreciation (depreciation) on investments    (65,598,636)
-------------------------------------------------------------------- ---------------
 Net realized and unrealized gain (loss) ............................   (73,524,032)
-------------------------------------------------------------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  ....  $ 96,667,660
==================================================================== ===============

The accompanying notes are an integral part of the financial statements.

                             SAI-210

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Statement of Changes in Net Assets


                                                                                   YEAR ENDED DECEMBER 31,
                                                                                    1996            1995
----------------------------------------------------------------------------- --------------- ---------------
FROM OPERATIONS
Net investment income ........................................................ $  170,191,692  $  111,519,777
Net realized gain (loss) on investments ......................................     (7,925,396)     70,530,694
Net change in unrealized appreciation (depreciation) on investments  .........    (65,598,636)    113,689,214
----------------------------------------------------------------------------- --------------- ---------------
  Net increase (decrease) in net assets resulting from operations  ...........     96,667,660     295,739,685
----------------------------------------------------------------------------- --------------- ---------------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant transactions     971,941,551     155,213,160
----------------------------------------------------------------------------- --------------- ---------------
Net increase (decrease) in net assets ........................................  1,068,609,211     450,952,845
NET ASSETS
Beginning of year ............................................................  1,991,392,557   1,540,439,712
----------------------------------------------------------------------------- --------------- ---------------
END OF YEAR .................................................................. $3,060,001,768  $1,991,392,557
============================================================================= =============== ===============


The accompanying notes are an integral part of the financial statements.

                             SAI-211

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)


                                                                     PERIOD ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                              1996         1995         1994       1993*
-------------------------------------------------------- ------------ ------------ ------------ ---------
Net investment income** .................................  $     0.78   $     0.70   $     0.73  $   0.11
Net realized and unrealized gain (loss) .................       (0.42)        1.17        (1.05)    (0.17)
-------------------------------------------------------- ------------ ------------ ------------ ---------
Net increase (decrease) .................................        0.36         1.87        (0.32)    (0.06)
NET ASSET VALUE
Beginning of period .....................................       11.49         9.62         9.94     10.00
-------------------------------------------------------- ------------ ------------ ------------ ---------
END OF PERIOD ...........................................  $    11.85   $    11.49   $     9.62  $   9.94
======================================================== ============ ============ ============ =========
Total return (a)*** .....................................        3.13%       19.44%       (3.22)%   (3.27)%
-------------------------------------------------------- ------------ ------------ ------------ ---------
Ratio of expenses to average net assets (a) .............        0.01%        0.01%        0.01%     0.02%
Ratio of net investment income to average net assets (a)         6.82%        6.53%        6.81%     5.94%
Portfolio turnover ......................................         299%         611%         144%       23%
Net assets, end of period (000s) ........................  $3,060,002   $1,991,393   $1,540,440  $322,680
-------------------------------------------------------- ------------ ------------ ------------ ---------


------------
(a)     1993 data annualized.
*       Investment operations commenced on October 25, 1993.
** Net investment income has been calculated based on an average of units outstanding.
*** Total return calculation is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

The accompanying notes are an integral part of the financial statements.

                             SAI-212

                     STATE STREET BANK AND TRUST COMPANY
                     DAILY GOVERNMENT/CORPORATE BOND FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Daily Government/Corporate Bond Fund (the "Fund") is a fixed income fund formed under a Declaration of Trust dated February 21, 1991 as amended and restated through July 19, 1991. The Fund's objective is to match or exceed the return of the Lehman Brothers Aggregate Bond Index. State Street Bank is the Fund's Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date, or if no sale price was reported on the valuation date, the last published sale price. Short-term investments are stated at amortized cost which approximates market. Investments in registered investment companies or other State Street Bank Investment Funds for Tax Exempt Retirement Plans are valued at net asset value per share/unit on the valuation date. Certain investments are valued at fair value on the basis of valuations furnished by a pricing service, approved by the Trustee, which determines valuations using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of its units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold is determined using the average cost method. Interest income, net of applicable withholding taxes, is recorded on the accrual basis. Interest income is increased by accretion of discount and reduced by amortization of premium.

 C. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   The net asset value of the Fund is determined each business day (valuation date) and any other day determined by the Trustee. Issuances and redemptions of Fund units are made on such days and at such unit principal values.

 E. EXPENSES

   According to the Declaration of Trust, the Fund may pay certain expenses for services received during the year. The Trustee is paid a custody fee at the annual rate of .0125% of the Fund's net asset value.

                             SAI-213

                     STATE STREET BANK AND TRUST COMPANY
                     DAILY GOVERNMENT/CORPORATE BOND FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
 F. DISTRIBUTIONS TO PARTICIPANTS

   All net investment income and net realized gains are retained by the Fund.

 G. DELAYED DELIVERY COMMITMENTS

   The Fund may purchase or sell securities on a delayed delivery, when issued, or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

 H. DOLLAR ROLL TRANSACTIONS

   The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

 I. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

   Purchases and sales, excluding short-term investments and including in-kind contributions and redemptions, if any, during the year ended December 31, 1996 were $8,627,763,408 and $7,450,666,028, respectively, resulting in a net realized gain (loss) of ($7,925,396).

                             SAI-214

                     STATE STREET BANK AND TRUST COMPANY
                     DAILY GOVERNMENT/CORPORATE BOND FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
 4. UNITS OF PARTICIPATION

   Participant transactions for the Fund were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                               1996                           1995
                                  ----------------------------- ------------------------------
                                       UNITS          AMOUNT         UNITS          AMOUNT
                                  -------------- -------------- -------------- ---------------
Units issued......................  114,745,253   $1,312,397,893   68,144,527    $ 728,525,510
Units redeemed....................  (29,740,964)    (340,456,342) (54,935,984)    (573,312,350)
                                  -------------- -------------- -------------- ---------------
 Net increase (decrease) in units
 and net assets resulting from
 participant transactions.........   85,004,289   $  971,941,551   13,208,543    $ 155,213,160
                                  ============== ============== ============== ===============

   Units in excess of 10% of Fund units outstanding at December 31, 1996 held by 2 of the Fund's 27 unitholders aggregated 71% of the Fund's total units outstanding.

   A redemption by one or more unitholders individually holding 10% or more of Fund units may cause the remaining unitholders to bear proportionately higher operating expenses and otherwise adversely affect the Fund's future liquidity and investment operations.

                             SAI-215

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996


   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- -------------------------------------------------------- ----------- ---------------
              NOTES & DEBENTURES 96.6%
 $ 9,500,000  ABN Amro Bank NV 7.55%...................................  28-Jun-06    $ 9,851,187
   5,150,000  ABN Amro Bank NV 7.25%...................................  31-May-05      5,233,677
   6,400,000  ABN Amro Bank NV 7.00%...................................  01-Apr-08      6,345,126
   5,380,000  Aetna Services Inc. 7.63%................................  15-Aug-26      5,442,134
   2,500,000  Aetna Services Inc. 6.97%................................  15-Aug-36      2,543,985
  16,850,000  Aetna Services Inc. 6.75%................................  15-Aug-01     16,930,324
   5,000,000  Airtouch Communications Inc. 7.00%.......................  01-Oct-03      5,029,625
   7,350,000  Alltel Corp. 6.75%.......................................  15-Sep-05      7,277,720
   2,000,000  American General Finance Corp. 8.50%.....................  15-Aug-98      2,068,900
   5,200,000  American General Finance Corp. 8.50%.....................  15-Jun-99      5,440,307
   4,925,000  American General Finance Corp. 8.25%.....................  15-Jan-98      5,031,971
   9,650,000  American General Finance Corp. 6.88%.....................  01-Jul-99      9,773,636
   4,000,000  Anadarko Petroleum Corp. 7.25%...........................  15-Nov-96      3,838,068
  11,200,000  Apache Corp. 7.63%.......................................  01-Nov-96     11,156,992
   6,250,000  Applied Materials Inc. 6.70%.............................  06-Sep-05      6,101,025
   2,091,727  Arkansas State Development Finance Authority 9.75% ......  15-Nov-05      2,333,802
   9,500,000  Asset Securitization Corp. 7.04%.........................  13-Nov-26      9,519,297
   3,550,000  Associates Corp. 8.13%...................................  15-Jan-98      3,623,059
   5,525,000  Associates Corp. 7.25%...................................  15-May-98      5,603,842
  16,450,000  Associates Corp. of North America 6.38%..................  15-Aug-98     16,526,969
   3,165,000  Associates Corp. of North America 6.25%..................  15-Mar-99      3,167,722
  15,165,000  Associates Corp. of North America 9.13%..................  01-Apr-00     16,316,782
   6,295,000  Associates Corp. of North America 8.80%..................  01-Aug-98      6,543,464
  19,450,000  Associates Corp. of North America 7.30%..................  15-Mar-98     19,714,909
   3,675,000  Associates Corp. of North America 7.25%..................  01-Sep-99      3,755,703
  10,325,000  Associates Corp. of North America 6.75%..................  15-Oct-99     10,442,602
   7,550,000  Associates Corp. of North America 6.00%..................  15-Mar-99      7,515,194
   4,325,000  Australia & New Zealand Banking 6.25%....................  01-Feb-04      4,170,169
   1,650,000  Avco Financial Services Inc. 7.25%.......................  15-Jul-99      1,679,469
     250,000  BankAmerica Corp. 7.20%..................................  15-Sep-02        255,215
  10,440,000  BankAmerica Corp. 6.88%..................................  01-Jun-03     10,436,346
   4,500,000  BankAmerica Corp. 6.85%..................................  01-Mar-03      4,494,960
   5,000,000  Bayerische Landesbank 6.38%..............................  15-Oct-05      4,869,600
   7,000,000  Bell Telephone Co. 9.50%.................................  15-Oct-10      8,502,459
   6,500,000  Beneficial Corp. 9.13%...................................  15-Feb-98      6,716,190
   1,363,000  Beneficial Corp. 9.00%...................................  17-Jul-98      1,421,950
  10,300,000  Beneficial Corp. 8.31%...................................  06-Dec-99     10,822,148
   6,500,000  Beneficial Corp. 8.00%...................................  01-Nov-99      6,769,334
   1,940,000  Beneficial Corp. 7.99%...................................  17-Feb-00      2,023,808
   2,000,000  Beneficial Corp. 7.91%...................................  15-Mar-99      2,066,660
   9,100,000  Berkley (WR) Capital Trust 8.20%.........................  15-Dec-45      8,950,432
   1,000,000  Berkley (WR) Corp. 9.88%.................................  15-May-08      1,191,337
   3,200,000  Berkley (WR) Corp. 8.70%.................................  01-Jan-22      3,531,363
   4,275,000  Boeing Co. 7.88%.........................................  15-Apr-43      4,590,880
  11,000,000  Branch Banking & Trust Co. 5.70%.........................  01-Feb-01     10,674,334
   5,000,000  Burlington Northern Santa Fe 7.29%.......................  01-Jun-36      5,204,040
   1,000,000  Carter Holt Harvey Ltd. 8.38%............................  15-Apr-15      1,084,037
   1,635,000  Carter Holt Harvey Ltd. 7.63%............................  15-Apr-02      1,696,329
     320,911  Case Equipment Loan Trust 7.30%..........................  15-Mar-02        324,192

The accompanying notes are an integral part of the financial statements.

                             SAI-216

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $ 3,000,000  Caterpillar Financial Services 8.12%.....................  10-Mar-98    $ 3,075,630
  11,350,000  Caterpillar Financial Services 6.92%.....................  15-Aug-00     11,489,185
   5,965,000  Chase Manhattan Corp. 6.63%..............................  15-Jan-98      6,005,502
   5,000,000  Chase Manhattan Corp. 6.45%..............................  29-Mar-01      4,965,950
   4,500,000  Chase Manhattan Corp. 5.50%..............................  15-Feb-01      4,325,688
   5,000,000  Chase Manhattan Credit Card Master Trust 6.73% ..........  15-Feb-03      5,046,765
  12,212,918  Chase Manhattan Grantor Trust 5.90%......................  15-Nov-01     12,175,608
  13,500,000  Chemical Bank 7.00%......................................  01-Jun-05     13,471,650
   5,000,000  CIT Group Holdings Inc. 7.13%............................  17-Jun-02      5,107,995
   1,050,000  CIT Group Holdings Inc. 6.75%............................  30-Apr-98      1,058,957
  18,515,000  CIT Group Holdings Inc. 6.50%............................  13-Jul-98     18,662,009
  14,925,000  CIT Group Holdings Inc. 6.38%............................  21-May-99     14,977,237
  22,365,000  CIT Group Holdings Inc. 6.35%............................  31-Jul-98     22,469,422
   3,500,000  CIT Group Holdings Inc. 5.85%............................  16-Mar-98      3,496,080
   9,120,000  CIT Group Holdings Inc. 5.63%............................  01-Apr-98      9,079,325
   5,000,000  CIT Group Holdings Inc. 5.38%............................  25-Jan-99      4,927,400
  12,000,000  Citicorp 8.63%...........................................  01-Dec-02     13,079,280
  10,365,000  Citicorp 6.70%...........................................  30-Apr-01     10,403,807
   3,590,000  Citizens Utilities Co. 7.05%.............................  01-Oct-46      3,437,174
   1,000,000  Columbia/HCA Heatlthcare Corp. 8.36%.....................  15-Apr-24      1,119,859
   6,175,000  Comerica Bank 6.75%......................................  12-May-98      6,239,096
  13,000,000  Comerica Bank 6.65%......................................  01-Jun-00     13,080,418
   3,360,000  Commercial Credit Group Inc. 10.00%......................  01-May-99      3,625,070
     850,000  Commercial Credit Group Inc. 8.50%.......................  15-Feb-98        870,434
  10,000,000  Commercial Credit Group Inc. 6.13%.......................  01-Mar-00      9,871,500
   2,700,000  Commercial Credit Group Inc. 6.00%.......................  15-Apr-00      2,658,366
  13,715,000  Commercial Credit Group Inc. 6.00%.......................  15-Jun-00     13,502,555
   9,545,000  Commercial Credit Group Inc. 5.70%.......................  01-Mar-98      9,518,828
   5,455,000  Commercial Credit Group Inc. 5.55%.......................  15-Feb-01      5,273,021
   5,430,000  Continental Bank NA 7.88%................................  01-Feb-03      5,720,255
   5,000,000  Crown Cork & Seal Co. 7.50%..............................  15-Dec-96      4,897,885
   4,900,000  Crown Cork & Seal Fin Plc 7.00%..........................  15-Dec-06      4,857,664
  15,985,000  Dean Witter Discover & Co. 6.00%.........................  01-Mar-98     15,994,383
   4,000,000  Deere (John) Capital Corp. 6.50%.........................  20-Sep-99      4,016,360
   7,000,000  Deere (John) Capital Corp. 6.43%.........................  09-Aug-99      7,019,110
  13,800,000  Deere (John) Capital Corp. 6.35%.........................  15-Mar-01     13,701,192
  14,315,000  Discover Card Master Trust I 5.40%.......................  16-Nov-01     14,153,956
  23,640,000  Discover Card Trust 6.25%................................  16-Aug-00     23,676,878
   3,275,000  Discover Credit Corp. 9.00%..............................  01-Apr-98      3,394,734
   3,650,000  Eastern Energy Ltd. 6.75%................................  01-Dec-06      3,549,760
   5,360,000  Enersis SA 7.40%.........................................  01-Dec-16      5,200,486
   4,600,000  Enersis SA 6.60%.........................................  01-Dec-26      4,513,704
   4,350,000  Enron Corp. 9.65%........................................  15-May-01      4,781,242
  27,960,000  Equitable Life Assurance Society 7.70% (R)...............  01-Dec-15     27,847,042
  27,225,000  Farm Credit Systems 9.38%................................  21-Jul-03     31,369,435
   9,750,000  Federal Home Loan Banks 7.00%............................  20-Jun-01      9,984,585
   2,969,393  Federal Home Loan Mortgage Corp. 6.42%...................  01-Dec-05      2,892,041
   3,000,000  Federal Home Loan Mortgage Corp. 5.95%...................  19-Jan-06      2,857,500
   1,686,876  Federal Home Loan PC 8.75%...............................  01-Jul-08      1,750,661
   7,865,889  Federal Home Loan PC 7.50%...............................  01-Sep-01      7,971,528

The accompanying notes are an integral part of the financial statements.

                             SAI-217

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $   866,983  Federal Home Loan PC 7.00%...............................  01-Aug-01    $   872,939
   1,138,746  Federal Home Loan PC 7.00%...............................  01-Sep-01      1,146,569
   5,100,000  Federal Home Loan PC 6.78%...............................  01-Jan-97      5,130,804
   4,133,002  Federal Home Loan PC 6.50%...............................  01-Oct-99      4,100,682
  11,100,000  Federal National Mortgage Association 9.05%..............  10-Apr-00     12,015,029
   2,004,178  Federal National Mortgage Association 7.49%..............  01-Sep-06      2,063,990
     985,633  Federal National Mortgage Association 5.50%..............  01-Dec-08        935,425
  12,580,936  Federal National Mortgage Association 5.50%..............  01-Jan-09     11,939,766
   3,251,938  Federal National Mortgage Association 5.50%..............  01-Jul-09      3,085,276
     976,493  Federal National Mortgage Association 5.50%..............  01-Jun-11        922,786
  16,135,000  Finland (Republic of) 7.88%..............................  28-Jul-04     17,364,584
   7,195,000  First Chicago Corp. 6.50%................................  01-Nov-01      7,137,800
  13,125,000  First Data Corp. 6.82%...................................  18-Sep-01     13,235,394
  30,335,000  First Data Corp. 6.44%...................................  09-Aug-99     30,380,533
  20,000,000  First National Bank of Boston 7.38%......................  15-Sep-06     20,434,180
   4,000,000  First Union National Bank 7.13%..........................  15-Oct-06      4,030,960
  10,000,000  Fletcher Challenge Capital Canada Inc. 8.25%.............  20-Jun-16     10,616,720
   5,000,000  Fletcher Challenge Capital Canada Inc. 7.75%.............  20-Jun-06      5,175,870
  22,000,000  Ford Credit Auto Lease Trust 5.80%.......................  15-May-99     21,860,234
   7,705,000  Ford Credit Auto Loan Master Trust 6.50%.................  15-Aug-02      7,728,300
  11,875,000  Ford Credit Auto Loan Master Trust 5.50%.................  15-Feb-03     10,788,295
   7,000,000  Ford Credit Auto Owner Trust 6.30%.......................  15-Jan-01      6,879,600
  11,610,000  Ford Motor Credit Co. 8.38%..............................  15-Jan-00     12,224,866
   2,750,000  Ford Motor Credit Co. 7.75%..............................  01-Oct-99      2,841,107
  18,000,000  Ford Motor Credit Co. 7.00%..............................  25-Sep-01     18,268,380
   6,700,000  Ford Motor Credit Co. 6.85%..............................  15-Aug-00      6,773,291
  30,500,000  Ford Motor Credit Co. 6.25%..............................  26-Feb-98     30,601,443
  11,125,000  Ford Motor Credit Co. 5.63%..............................  15-Dec-98     11,016,120
  22,015,000  Ford Motor Credit Co. 5.63%..............................  15-Jan-99     21,795,158
  15,325,000  General Electric Capital Corp. 8.75%.....................  21-May-07     17,413,384
   3,000,000  General Electric Capital Corp. 8.63%.....................  12-Mar-98      3,087,180
     275,000  General Electric Capital Corp. 8.63%.....................  15-Jun-08        312,830
   4,000,000  General Electric Capital Corp. 8.09%.....................  01-Apr-04      4,294,160
   4,000,000  General Electric Capital Corp. 7.88%.....................  01-Dec-06      4,281,400
   3,614,000  General Electric Capital Corp. 7.65%.....................  23-Feb-98      3,694,267
   2,441,000  General Motors Acceptance Corp. 9.63%....................  15-May-00      2,668,118
   9,045,000  General Motors Acceptance Corp. 8.40%....................  15-Oct-99      9,503,672
  13,800,000  General Motors Acceptance Corp. 8.25%....................  20-Jan-98     14,131,062
   6,850,000  General Motors Acceptance Corp. 7.38%....................  26-May-99      7,010,564
   1,210,601  General Motors Acceptance Corp. 7.15%....................  15-Mar-00      1,223,833
   4,500,000  General Motors Acceptance Corp. 7.13%....................  01-Jun-99      4,573,485
   6,685,000  General Motors Acceptance Corp. 6.75%....................  25-Feb-98      6,749,778
  17,750,000  General Motors Acceptance Corp. 6.63%....................  17-Apr-00     17,832,182
   5,700,000  General Motors Acceptance Corp. 6.45%....................  24-May-99      5,718,411
   6,000,000  General Motors Acceptance Corp. 6.13%....................  23-Apr-98      6,015,420
   2,370,000  General Motors Acceptance Corp. 6.00%....................  30-Dec-98      2,360,520
   6,500,000  General Motors Acceptance Corp. 5.95%....................  16-Jul-98      6,495,190
   8,000,000  General Motors Acceptance Corp. 5.88%....................  30-Mar-98      7,998,160
  10,710,000  General Motors Acceptance Corp. 5.88%....................  12-Jan-99     10,638,993
   5,930,000  General Motors Acceptance Corp. 5.38%....................  09-Mar-98      5,897,148

The accompanying notes are an integral part of the financial statements.

                             SAI-218

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $ 4,646,399  Government Trust Certificates 9.63%......................  15-May-02    $ 4,960,589
     632,530  Government Trust Certificates 9.40%......................  15-May-02        717,171
  12,677,694  Government Trust Certificates 9.25%......................  15-Nov-01     14,093,716
     278,963  Government Trust Certificates 8.00%......................  15-May-98        283,058
   1,600,000  GTE Corp. 10.75%.........................................  15-Sep-17      1,726,538
   2,800,000  GTE Corp. 9.38%..........................................  01-Dec-00      3,076,836
  14,600,000  GTE Corp. 8.85%..........................................  01-Mar-98     15,065,316
   5,000,000  GTE Corp. 8.75%..........................................  01-Nov-21      5,765,350
   4,526,471  Guaranteed Export Trust 6.28%............................  15-Jun-04      4,489,761
   5,000,000  Household Finance Corp. 9.77%............................  12-Mar-98      5,217,100
   8,000,000  Hydro Quebec 8.05%.......................................  07-Jul-24      8,774,432
   7,500,000  IBM Corp. 7.25%..........................................  01-Nov-02      7,737,030
  15,960,000  Integra Bank 6.55%.......................................  15-Jun-00     16,006,603
              International Bank For Reconstruction & Development
  22,461,000  9.25%....................................................  15-Jul-17     27,905,075
              International Bank For Reconstruction & Development
   5,420,000  8.63%....................................................  15-Oct-16      6,330,235
              International Bank For Reconstruction & Development
   5,000,000  5.20%....................................................  15-Dec-98      4,925,980
  14,750,000  International Lease Finance Corp. 6.63%..................  15-Aug-00     14,822,570
   3,000,000  International Lease Finance Corp. 6.13%..................  01-Nov-99      2,979,906
   3,850,000  Ireland (Republic of) 9.50%..............................  03-Apr-00      4,208,878
  22,825,000  Ireland (Republic of) 8.63%..............................  15-Apr-01     24,685,831
  11,000,000  Ireland Republic 7.88%...................................  01-Dec-01     11,616,220
  47,040,000  Israel US Government Guaranteed Notes 8.00%..............  15-Nov-01     50,191,115
  10,600,000  Israel US Government Guaranteed Notes 7.63%..............  15-Aug-04     11,234,951
   4,950,000  Israel US Government Guaranteed Notes 6.63%..............  15-Feb-04      4,979,868
  23,500,000  Israel Short Term US Government Guaranteed Notes 6.38% ..  15-Aug-01     23,496,898
   3,580,000  Israel US Government Guaranteed Notes 5.63%..............  15-Sep-03      3,416,004
   5,805,000  Kemper Corp. 6.88%.......................................  15-Sep-03      5,816,204
   1,500,000  Key Bank NA 7.13%........................................  15-Aug-06      1,503,446
  10,000,000  Key Bank NA 6.05%........................................  06-Apr-98      9,997,870
   8,725,000  Key Bank NA 6.00%........................................  07-Oct-98      8,728,315
   7,000,000  KFW International Finance Inc. 9.38%.....................  15-Jul-98      7,342,895
   2,000,000  KFW International Finance Inc. 9.00%.....................  23-Feb-99      2,108,160
   6,000,000  KFW International Finance Inc. 8.85%.....................  15-Jun-99      6,356,460
   1,000,000  KFW International Finance Inc. 8.62%.....................  15-Oct-01      1,087,343
   1,105,000  KFW International Finance Inc. 8.20%.....................  01-Jun-06      1,215,228
  17,800,000  KFW International Finance Inc. 8.00%.....................  15-Feb-10     19,502,677
   2,500,000  KFW International Finance Inc. 7.63%.....................  15-Feb-04      2,642,605
  13,335,000  KFW International Finance Inc. 7.20%.....................  15-Mar-14     13,520,490
  12,400,000  KFW International Finance Inc. 7.00%.....................  01-Mar-13     12,350,896
   5,230,000  Korea Development Bank 7.25%.............................  15-May-06      5,325,338
   9,275,000  Korea Development Bank 6.63%.............................  21-Nov-03      9,183,001
  16,600,000  Landeskreditbank Baden 7.88%.............................  15-Oct-01     17,536,074
   5,300,000  Landeskreditbank Baden Wurttemburg 7.63%.................  01-Feb-23      5,604,368
   5,000,000  Lockheed Martin Corp. 6.85%..............................  15-May-01      5,044,500
   2,915,000  Malayan Banking Berhad New York Branch 7.13%.............  15-Sep-05      2,896,519
   5,690,000  Manitoba (Province of) 9.63%.............................  15-Mar-99      6,086,024
   1,500,000  Manitoba (Province of) 9.50%.............................  01-Oct-00      1,650,867
   5,300,000  Manitoba (Province of) 8.00%.............................  15-Apr-02      5,631,759
  23,826,000  Manitoba (Province of) 7.75%.............................  01-Feb-02     25,047,559
  21,219,000  Manitoba (Province of) 6.88%.............................  15-Sep-02     21,509,912

The accompanying notes are an integral part of the financial statements.

                             SAI-219

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $10,495,000  Manitoba (Province of) 6.75%.............................  01-Mar-03    $10,574,531
   5,000,000  Manitoba (Province of) 9.00%.............................  15-Dec-00      5,434,600
   6,000,000  Margaretten Financial Corp. 6.75%........................  15-Jun-00      6,019,440
   1,000,000  MBNA Master Credit Card Trust 6.20%......................  15-Aug-99      1,010,406
  19,488,000  MBNA Master Credit Card Trust 5.40%......................  15-Sep-00     19,256,483
   3,500,000  Medpartners Inc. 7.38%...................................  01-Oct-06      3,512,250
   4,000,000  Merrill Lynch & Co., Inc. 9.00%..........................  01-May-98      4,151,088
   5,590,000  Metropolitan Life Insurance Co. 7.70% (R)................  01-Nov-15      5,589,100
   6,300,000  Midland Bank PLC 7.65%...................................  01-May-25      6,644,156
   3,375,000  Morgan Stanley Group Inc. 9.25%..........................  01-Mar-98      3,497,006
   5,400,000  Morgan Stanley Group Inc. 6.50%..........................  30-Mar-01      5,380,236
  16,740,000  Morgan Stanley Group Inc. 5.63%..........................  01-Mar-99     16,528,741
  13,620,000  National Australia Bank Ltd. 9.70%.......................  15-Oct-98     14,434,067
   8,000,000  National City Bank 6.35%.................................  15-Mar-01      7,942,168
   3,000,000  National Westminster Bank PLC 9.45%......................  01-May-01      3,319,530
   5,012,718  NationsBank Auto Grantor Trust 5.85%.....................  15-Jun-02      5,003,710
  12,700,000  NationsBank Corp. 6.75%..................................  15-Aug-00     12,820,396
   7,115,000  NationsBank Corp. 6.65%..................................  09-Apr-02      7,130,923
   5,750,000  NationsBank Corp. 5.85%..................................  05-Feb-02      5,525,756
   5,400,000  NationsBank Corp. 5.75%..................................  25-Jan-01      5,234,814
  13,125,000  NationsBank Corp. 5.13%..................................  15-Sep-98     12,913,163
   5,000,000  NationsBank Credit Card Master Trust 6.45%...............  15-Apr-03      5,018,750
  18,330,000  New England Mutual Life Insurance Co. 7.88% (R) .........  15-Feb-24     18,469,161
  10,650,000  New York Life Insurance Co. 6.40% (R)....................  15-Dec-03     10,390,129
  27,315,000  New Zealand (Government of) 8.75%........................  15-Dec-06     31,248,852
  10,740,000  New Zealand Government 10.63%............................  15-Nov-05     13,461,194
   3,095,000  News America Holdings Inc. 7.70%.........................  30-Oct-25      2,929,851
   5,500,000  News America Holdings Inc. 7.45%.........................  01-Jun-00      5,628,194
  14,500,000  Nordbanken AB 7.25%......................................  30-Oct-06     14,609,228
  12,000,000  Norsk Hydro AS 7.50%.....................................  01-Oct-16     12,280,920
  10,000,000  Norwest Corp. 6.25%......................................  15-Apr-99     10,004,720
   3,000,000  Norwest Corp. 6.13%......................................  15-Oct-00      2,969,520
   5,000,000  Norwest Corp. 6.00%......................................  13-Oct-98      4,995,400
  15,000,000  Norwest Corp. 6.00%......................................  15-Mar-00     14,816,250
   2,869,000  Norwest Corp. 5.75%......................................  15-Mar-98      2,860,709
  10,400,000  Norwest Financial Inc. 7.25%.............................  15-Mar-00     10,620,792
   1,000,000  Norwest Financial Inc. 6.68%.............................  15-Sep-99      1,009,366
  13,250,000  Norwest Financial Inc. 6.38%.............................  01-Oct-99     13,276,672
   5,000,000  Norwest Financial Inc. 6.25%.............................  15-Mar-99      5,002,200
   5,300,000  Occidental Petroleum Corp. 9.25%.........................  01-Aug-19      6,376,944
   8,813,000  Old Kent Bank & Trust Co. 6.88%..........................  15-Apr-98      8,917,434
  10,000,000  Old Kent Financial Corp. 6.63%...........................  15-Nov-05      9,644,600
   8,500,000  Paine Webber 6.80% (a)...................................  01-Jun-01      8,569,063
   2,000,000  PepsiCo Inc. 6.13%.......................................  15-Jan-98      2,006,232
  16,500,000  Petroliam Nasional Bhd 7.75% (R).........................  15-Aug-15     17,003,745
  12,085,000  Petroliam Nasional Bhd 7.63% (R).........................  15-Oct-26     12,518,368
  15,000,000  Petroliam Nasional Bhd 7.13% (R).........................  18-Oct-06     15,137,250
   5,000,000  Petroliam Nasional Bhd 6.63% (R).........................  18-Oct-01      5,003,300
   6,000,000  Praxair Inc. 6.90%.......................................  01-Nov-06      5,952,876
   2,000,000  Praxair Inc. 6.85%.......................................  15-Jun-05      1,978,240

The accompanying notes are an integral part of the financial statements.

                             SAI-220

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $ 8,910,000  Premier Auto Trust 6.15%.................................  06-Mar-00    $ 8,943,315
  14,640,000  Premier Auto Trust 6.05%.................................  06-Apr-00     14,591,761
  11,000,000  Premier Auto Trust 6.00%.................................  06-Oct-99     11,039,413
   4,000,000  Premier Auto Trust 6.00%.................................  06-May-00      4,001,292
  13,795,000  Premier Auto Trust 5.90%.................................  06-Jul-99     13,801,842
   4,700,000  Private Export Funding Corp. 5.80%.......................  01-Feb-04      4,392,347
   2,000,000  Province of Nova Scotia 9.13%............................  01-May-21      2,402,878
   4,200,000  Province of Ontario 8.00%................................  17-Oct-01      4,448,972
  19,375,000  Province of Ontario 7.75%................................  04-Jun-02     20,451,494
   5,000,000  Province of Ontario 6.00%................................  21-Feb-06      4,756,250
   7,475,000  Province of Quebec 9.13%.................................  01-Mar-00      8,037,688
     415,000  Province of Quebec 8.63%.................................  19-Jan-05        456,110
   8,030,000  Province of Quebec 7.50%.................................  15-Jul-23      7,990,251
   7,000,000  Province of Quebec 7.13%.................................  09-Feb-24      6,653,423
  10,000,000  Province of Saskatchewan 9.38%...........................  15-Dec-20     12,310,390
   2,455,000  Republic New York Corp. 9.50%............................  15-Apr-14      2,960,983
   5,000,000  Republic of Finland 6.95%................................  15-Feb-26      4,850,315
   5,000,000  Resolution Funding Corp. 8.88%...........................  15-Jul-20      6,157,330
  19,750,000  Resolution Funding Corp. 8.13%...........................  15-Oct-19     22,565,580
   5,000,000  Santander Financial Issuances Ltd. 7.88%.................  15-Apr-05      5,231,500
   1,000,000  Santander Financial Issuances Ltd. 7.25%.................  30-May-06      1,007,360
   9,050,000  Sears Credit Account Master Trust II 6.25%...............  15-Jan-03      9,062,534
   3,000,000  Sears Roebuck & Co. 9.50%................................  01-Jun-99      3,205,350
   4,050,000  Sears Roebuck Acceptance Corp. 6.54%.....................  06-May-99      4,071,384
  12,200,000  Sears Roebuck Acceptance Corp. 6.38%.....................  16-Feb-99     12,230,866
  11,000,000  Sears Roebuck Acceptance Corp. 6.22%.....................  25-Mar-99     10,988,120
   5,000,000  Sears Roebuck Acceptance Corp. 6.11%.....................  26-Oct-98      4,997,750
   5,000,000  Signet Group 5.20%.......................................  15-Feb-02      4,929,650
   1,125,000  Societe Generale 9.88%...................................  15-Jul-03      1,298,964
  15,525,000  Societe Generale 7.40%...................................  01-Jun-06     15,807,571
  13,425,000  Society National Bank 7.25%..............................  01-Jun-05     13,600,599
   3,000,000  Southern Investments UK PLC 6.80%........................  01-Dec-06      2,929,650
   7,000,000  SPNB Home Equity Loan 8.85%..............................  15-May-98      7,202,062
  35,000,000  Standard Credit Card Master Trust I 5.50%................  07-Feb-00     34,362,440
   8,450,000  Suntrust Banks Inc. 6.00%................................  15-Feb-26      7,913,501
   5,000,000  Telekom Malaysia Berhad 7.88% (R)........................  01-Aug-25      5,191,250
     700,000  Tenneco Inc. 7.45%.......................................  15-Dec-25        688,261
   2,500,000  Time Warner Entertainment Co., LP 8.38%..................  15-Jul-33      2,510,950
   9,500,000  Transamerica Finance Corp. 8.38%.........................  15-Feb-98      9,715,840
   4,350,000  Transamerica Finance Corp. 6.80%.........................  15-Mar-99      4,395,762
   5,640,000  Transamerica Finance Corp. 5.82%.........................  09-Jun-98      5,618,286
   1,600,000  Union Carbide Corp. 7.75%................................  01-Oct-96      1,621,549
  13,000,000  Union Pacific Corp. 7.25%................................  01-Nov-08     13,049,335
   6,200,000  US Bancorp 6.25%.........................................  03-Aug-98      6,248,794
  13,090,000  US Leasing International Inc. 6.63%......................  15-May-03     12,954,479
  25,610,000  US Treasury Bonds 13.25%.................................  15-May-14     39,727,513
     500,000  US Treasury Bonds 12.75%.................................  15-Nov-10        707,735
   2,500,000  US Treasury Bonds 12.00%.................................  15-Aug-13      3,576,175
   2,435,000  US Treasury Bonds 11.75%.................................  15-Nov-14      3,504,501
      40,000  US Treasury Bonds 11.25%.................................  15-Feb-15         59,069

The accompanying notes are an integral part of the financial statements.

                             SAI-221

STATE STREET BANK AND TRUST COMPANY
DAILY GOVERNMENT/CORPORATE BOND FUND
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL
    AMOUNT                                                                               VALUE
------------- --------------------------------------------------------  ----------- ---------------
 $12,320,000  US Treasury Bonds 9.88%..................................  15-Nov-15  $   16,456,810
   1,185,000  US Treasury Bonds 9.25%..................................  15-Feb-16       1,504,393
     400,000  US Treasury Bonds 9.00%..................................  15-Nov-18         501,936
  11,500,000  US Treasury Bonds 8.88%..................................  15-Feb-19      14,276,215
  37,000,000  US Treasury Bonds 8.75%..................................  15-Nov-08      41,543,970
   3,500,000  US Treasury Bonds 8.75%..................................  15-May-17       4,270,560
  31,150,000  US Treasury Bonds 8.75%..................................  15-Aug-20      38,377,734
   3,260,000  US Treasury Bonds 8.50%..................................  15-Feb-20       3,915,553
   3,445,000  US Treasury Bonds 8.13%..................................  15-Aug-19       3,984,900
  15,000,000  US Treasury Bonds 8.13%..................................  15-Aug-21      17,414,100
  16,300,000  US Treasury Bonds 8.00%..................................  15-Nov-21      18,688,928
   8,183,000  US Treasury Bonds 7.88%..................................  15-Feb-21       9,249,327
   6,071,000  US Treasury Bonds 7.50%..................................  15-Nov-16       6,571,858
   6,840,000  US Treasury Bonds 7.50%..................................  15-Nov-24       7,481,250
  46,395,000  US Treasury Bonds 7.25%..................................  15-Aug-22      49,077,095
   5,990,000  US Treasury Bonds 7.13%..................................  15-Feb-23       6,253,919
  71,775,000  US Treasury Bonds 6.75% (a)..............................  15-Aug-26      72,313,312
   6,011,000  US Treasury Bonds 6.25%..................................  15-Aug-23       5,635,313
   5,000,000  US Treasury Bonds 6.00%..................................  15-Feb-26       4,550,800
      32,000  US Treasury Notes 8.88%..................................  15-Nov-98          33,670
  22,855,000  US Treasury Notes 6.50%..................................  15-Oct-06      22,980,017
      15,000  US Treasury Notes 6.25%..................................  15-Feb-03          14,981
  11,450,000  US Treasury Notes 5.88%..................................  15-Nov-99      11,405,231
  10,000,000  US Treasury Notes 5.88%..................................  30-Nov-01       9,854,700
  11,275,000  US Treasury Notes 5.75%..................................  15-Aug-03      10,936,750
   6,000,000  US Treasury Notes 5.75%..................................  31-Dec-98       5,985,960
   5,050,000  Usinor Sacilor 7.25%.....................................  01-Aug-06       5,049,546
  33,030,000  Victorian Public Authority Finance Agency 8.45% .........  01-Oct-01      35,598,479
  10,850,000  Victorian Public Authority Financing 8.25%...............  15-Jan-02      11,528,136
   5,500,000  Wachovia Bank NA 6.70%...................................  14-Apr-99       5,546,530
   5,000,000  Wells Fargo & Co. 6.88%..................................  01-Apr-06       4,916,650
   7,500,000  Wendys International Inc. 7.00%..........................  15-Dec-25       6,987,338
  13,412,000  Westpac Banking Capital Corp. 7.88%......................  15-Oct-02      14,158,512
   3,000,000  Willamette Industries Inc. 7.35%.........................  01-Jul-26       3,137,571
------------- -------------------------------------------------------------------- ---------------
              TOTAL NOTES & DEBENTURES (Cost $2,953,401,618) ..........              2,975,473,887
------------- -------------------------------------------------------------------- ---------------
    UNITS
------------- -------------------------------------------------------------------- ---------------
              STATE STREET BANK AND TRUST COMPANY
               INVESTMENT FUNDS FOR TAX EXEMPT RETIREMENT PLANS--3.4%

 104,708,179  Short Term Investment Fund ..............................             $  104,708,179
------------- -------------------------------------------------------------------- ---------------

              TOTAL INVESTMENTS--100% (Cost $3,058,109,797) ...........             $3,080,182,066
============= ==================================================================== ===============



(a) A portion of these securities have been purchased on a delayed delivery basis.
(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $117,149,345 or 3.8% of total investments, as of December 31, 1996.


The accompanying notes are an integral part of the financial statements.

                             SAI-222

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of the
State Street Bank and Trust Company
Short Term Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Short Term Investment Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the selected per unit data for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Fund's Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
March 3, 1997


                             SAI-223

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND
Statement of Assets and Liabilities
December 31, 1996

 ASSETS
Investments in securities, at amortized cost ............................ $13,749,690,548
Cash.....................................................................             762
Interest and other receivables ..........................................      85,167,867
------------------------------------------------------------------------ ----------------
   Total assets .........................................................  13,834,859,177
------------------------------------------------------------------------ ----------------
LIABILITIES
Distributions payable ...................................................      71,893,608
Accrued expenses ........................................................          26,000
------------------------------------------------------------------------ ----------------
   Total liabilities ....................................................      71,919,608
------------------------------------------------------------------------ ----------------
Net assets
 (equivalent to $1.00 per unit based on 13,762,946,432 units outstanding) ........................................................... $13,762,939,569
======================================================================== ================

The accompanying notes are an integral part of the financial statements.

                             SAI-224

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND

Statement of Operations
                         Year ended December 31, 1996

-----------------------------------------------------------------------------

 INVESTMENT INCOME
 Interest ......................................................  $781,333,955
--------------------------------------------------------------- ---------------
EXPENSES
 Audit .........................................................        22,000
 Other .........................................................        14,670
--------------------------------------------------------------- ---------------
   Total expenses ..............................................        36,670
--------------------------------------------------------------- ---------------
   Net investment income .......................................   781,297,285
--------------------------------------------------------------- ---------------
Net realized gain (loss) on investments ........................       (39,765)
--------------------------------------------------------------- ---------------
Net increase (decrease) in net assets resulting from operations   $781,257,520
=============================================================== ===============

The accompanying notes are an integral part of the financial statements.

                             SAI-225

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND

Statement of Changes in Net Assets

                                                                                   YEAR ENDED DECEMBER 31,
                                                                              --------------------------------
                                                                                     1996            1995
----------------------------------------------------------------------------- ---------------- ---------------
FROM OPERATIONS
Net investment income ........................................................ $   781,297,285  $   716,462,126
Net realized gain (loss) on investments ......................................         (39,765)         164,710
----------------------------------------------------------------------------- ---------------- ---------------
Net increase in net assets resulting from operations .........................     781,257,520      716,626,836
----------------------------------------------------------------------------- ---------------- ---------------
Distributions from net investment income .....................................    (781,297,285)    (716,462,126)
----------------------------------------------------------------------------- ---------------- ---------------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant transactions    1,369,831,060    3,153,764,191
----------------------------------------------------------------------------- ---------------- ---------------
Net increase (decrease) in net assets ........................................   1,369,791,295    3,153,928,901
NET ASSETS
Beginning of year.............................................................  12,393,148,274    9,239,219,373
----------------------------------------------------------------------------- ---------------- ---------------
End of year .................................................................. $13,762,939,569  $12,393,148,274
============================================================================= ================ ===============

The accompanying notes are an integral part of the financial statements.

                             SAI-226

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND

Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)

                                                                 YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
                                               1996          1995          1994         1993          1992
----------------------------------------- ------------- ------------- ------------ ------------- ------------
Net investment income.....................  $    0.0548   $    0.0604   $   0.0424   $    0.0336  $    0.0402
========================================= ============= ============= ============ ============= ============
Distributions from net investment income .  $    0.0548   $    0.0604   $   0.0424   $    0.0336  $    0.0402
========================================= ============= ============= ============ ============= ============
Total return**............................         5.62%         6.21%        4.32%         3.41%        4.09%
Ratio of expenses to average net assets* .           --%           --%          --%           --%          --%
Ratio of net investment income to average
 net assets...............................         5.60%         6.04%        4.24%         3.36%        4.02%
Net assets, end of year (000s)............  $13,762,940   $12,393,148   $9,239,219   $12,657,842  $10,016,685
========================================= ============= ============= ============ ============= ============

------------
*     Less than .01%.
** Total return calculation assumes dividend reinvestment and includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

The accompanying notes are an integral part of the financial statements.

                             SAI-227

                     STATE STREET BANK AND TRUST COMPANY
                          SHORT TERM INVESTMENT FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

1. INVESTMENT OBJECTIVE

   The State Street Bank and Trust Company ("State Street Bank") Short Term Investment Fund (the "Fund") is a money market pooled fund formed under a Declaration of Trust dated May 19, 1983, as amended and restated through August 1, 1992. The Fund's objective is to maintain a diversified portfolio of short-term securities. The investments of the Fund are currently limited to high-quality bonds, notes, commercial paper and other evidences of indebtedness which are payable on demand or which have a maturity date not exceeding three months from the date of purchase, except that up to 20% of the Fund's investments may be placed in securities with a maturity date not exceeding 13 months. State Street Bank is the Fund's Trustee and custodian. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. SECURITY VALUATION

   Investments are stated at amortized cost, which approximates market value.

 B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of its units of participation are based on the valuations of those securities determined as described above. The cost of securities delivered and the net gain or loss on securities sold is determined using the average cost method. Interest income is recorded on the accrual basis. Interest income is increased by accretion of discount and reduced by amortization of premium.

 C. INCOME TAXES

   It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment funds of employee benefit plans. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.

 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

   Issuances and redemptions of participant units are made on each day the New York Stock Exchange is open (valuation date). Participant units are typically purchased and redeemed at a constant net asset value of $1 per unit. In the event that a significant disparity exists between the constant net asset value and the market based net asset value of the Fund, the Trustee may determine that continued redemption at a constant $1 net asset value will create inequitable results for the Fund's unitholders. In these circumstances, the Trustee, at its sole discretion and acting on behalf of the Fund's unitholders, may direct that units be redeemed at the market based net asset value until such time as the disparity between the market based and the constant net asset value per unit is deemed to be immaterial.

 E. EXPENSES

   According to the Declaration of Trust, the Fund may pay certain expenses for services received during the year.

                             SAI-228

                     STATE STREET BANK AND TRUST COMPANY
                          SHORT TERM INVESTMENT FUND
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
  F. DISTRIBUTIONS TO PARTICIPANTS

   Distributions from net investment income are recorded on each valuation date and distributed monthly. All net realized gains are retained by the Fund.

 G. USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires the Trustee to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

   Purchases and sales of short-term investments (including maturities) during the year ended December 31, 1996 were $893,160,398,940 and $891,917,413,847, respectively.

4. UNITS OF PARTICIPATION

   Participant transactions for the Fund were as follows:

                                                 YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------
                                         1996                              1995
                          --------------------------------- ---------------------------------
                                UNITS            AMOUNT           UNITS            AMOUNT
                          ---------------- ---------------- ---------------- ----------------
Units issued .............  62,949,538,186  $ 62,949,538,186  42,906,095,439  $ 42,906,095,439
Units redeemed ........... (61,579,707,126)  (61,579,707,126)(39,752,331,248)  (39,752,331,248)
                          ---------------- ---------------- ---------------- ----------------
 Net increase in units
  and net assets
  resulting from
  participant
  transactions ...........   1,369,831,060  $  1,369,831,060   3,153,764,191  $  3,153,764,191
                          ================ ================ ================ ================

                             SAI-229

State Street Bank and Trust Company
Short Term Investment Fund
Schedule of Investments
(showing percentage of total value of investments)
December 31, 1996


   PRINCIPAL                                                                      MATURITY     AMORTIZED
     AMOUNT                                                                         DATE          COST
-------------- --------------------------------------------------------------- ------------ --------------
               SHORT TERM INSTRUMENTS 96.4%
 $ 25,000,000  Abbey National PLC 5.11%........................................  17-Mar-97    $ 24,988,146
   80,000,000  Abbey National PLC 5.39%........................................  17-Mar-97      80,001,637
   65,000,000  Abbey National Treasury Services PLC 5.45%......................  16-Apr-97      64,992,241
   75,000,000  Abbey National Treasury Services PLC 5.39%......................  21-Feb-97      75,000,000
   75,000,000  Abbey National Treasury Services PLC 5.50%......................  20-Mar-97      75,000,000
   50,000,000  Abbey National Treasury Services PLC 5.37%......................  01-Jan-97*     49,985,932
   40,000,000  ABN Amro Bank NV 5.43%..........................................  13-Feb-97      40,000,473
   50,000,000  ABN Amro Bank NV 5.75%..........................................  10-Apr-97      49,993,507
   48,000,000  AIG Matched Funding Corp. 5.61%.................................  15-Jan-97*     48,000,000
   30,000,000  AIG Matched Funding Corp. 5.63%.................................  15-Jan-97*     29,999,361
   50,000,000  American Express Credit Corp. 5.58%.............................  14-Jan-97*     49,997,065
   50,000,000  Ameritech Capital Funding Corp. 6.00%...........................  07-Jan-97      49,950,000
   25,000,000  Australia & New Zealand Banking Group 5.59%.....................  21-Jan-97      25,000,200
   25,000,000  Avco Financial Services Inc. 5.46%..............................  18-Feb-97*     24,998,910
   50,000,000  Bank America National Trust & Svgs Association 5.50% ...........  19-Jun-97      50,000,000
  150,000,000  Bank of America 5.40%...........................................  05-Feb-97     150,000,000
  125,000,000  Bank of America 5.38%...........................................  06-Feb-97     125,000,000
  100,000,000  Bank of America 5.38%...........................................  13-Feb-97     100,000,000
   45,000,000  Bank of America 5.38%...........................................  19-Feb-97      45,000,000
  150,000,000  Bank of Montreal 5.50%..........................................  08-Jan-97     150,000,000
  135,000,000  Bank of New York 5.50%..........................................  12-Mar-97     134,995,305
   50,000,000  Bank of Nova Scotia 5.41%.......................................  05-Feb-97      50,000,000
  150,000,000  Bank of Nova Scotia 5.41%.......................................  28-Feb-97     150,000,000
  125,000,000  Bank of Scotland 5.49%..........................................  13-Jun-97     125,000,000
  130,000,000  Bank One 5.43%..................................................  01-Jan-97*    129,913,057
   74,000,000  Bank One 5.69%..................................................  28-Oct-97      73,960,614
   50,000,000  Bayerische Hypotheken Bank 5.42%................................  12-Mar-97      50,000,959
   47,500,000  Bayerische Hypotheken Und 5.38%.................................  13-Feb-97      47,500,560
   34,400,000  Bayerische Hypotheken Und 5.38%.................................  25-Feb-97      34,399,139
   50,000,000  Bayerische Landesbank 5.48%.....................................  15-Jan-97*     49,998,664
  100,000,000  Bayerische Vereinsbank 5.75%....................................  07-Jan-97     100,000,000
   50,000,000  Bayerische Vereinsbank 5.53%....................................  20-Jun-97      50,005,743
   50,000,000  Bayerische Vereinsbank 5.43%....................................  13-Mar-97      50,000,973
   80,000,000  Beneficial Corp. 5.58%..........................................  15-Jan-97*     80,011,886
  200,000,000  Boatmen's National Bank of St. Louis 6.75%......................  02-Jan-97     200,000,000
   45,000,000  Caisse d' Amort de la Dette 5.30%...............................  17-Jan-97      44,894,000
   75,000,000  Caisse des Depots 6.53%.........................................  02-Jan-97      74,986,396
   80,000,000  Caisse des Depots 5.44%.........................................  23-Jan-97      79,734,044
  160,000,000  Canadian Imperial Bank 5.57%....................................  31-Jan-97     160,000,000
   75,000,000  Canadian Imperial Bank 5.41%....................................  30-Jan-97      75,000,000

The accompanying notes are an integral part of the financial statements.

                             SAI-230

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND
Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL                                                                      MATURITY     AMORTIZED
     AMOUNT                                                                         DATE          COST
-------------- ---------------------------------------------------------------  ------------ --------------
 $ 65,000,000  Canadian Imperial Bank 5.39%....................................  03-Feb-97    $ 65,000,000
  400,000,000  Chase Manhattan Corp. 7.00%.....................................  02-Jan-97     400,000,000
   50,000,000  Cheltenham & Glouster Building 5.35%............................  23-Jun-97      48,714,514
   55,000,000  Cheltenham & Glouster Building 5.28%............................  25-Mar-97      54,330,467
  100,000,000  Cit Group Holdings Inc. Med Term 5.35%..........................  01-Jan-97*     99,909,225
  215,000,000  Comerica Bank 5.58%.............................................  14-Jan-97*    215,000,000
  100,000,000  Comerica Bank 5.47%.............................................  13-Jan-97*     99,981,338
  142,000,000  Commerzbank AG 5.47%............................................  10-Jan-97     141,998,910
   75,000,000  Commonwealth Bank Australia 5.35%...............................  12-Feb-97      74,531,875
   50,000,000  Commonwealth Bank Australia 5.29%...............................  21-Feb-97      49,625,292
   25,000,000  Commonwealth Edison Co. 5.35%...................................  10-Jan-97      24,966,563
   50,000,000  Commonwealth Edison Co. 5.32%...................................  22-Jan-97      49,844,833
   70,000,000  Daimler-Benz North America 5.38%................................  07-Jan-97      69,937,233
   55,000,000  Daimler-Benz North America 5.38%................................  16-Jan-97      54,876,708
   50,000,000  Daimler-Benz North America 5.35%................................  12-Feb-97      49,687,917
  100,000,000  Daimler-Benz North America 5.35%................................  21-Mar-97      98,827,069
   35,350,000  Daimler-Benz North America 5.37%................................  27-Mar-97      34,901,792
   50,000,000  Den Danske Bank 5.53%...........................................  17-Jan-97      50,000,000
   45,000,000  Den Danske Corp. 5.35%..........................................  06-Feb-97      44,759,250
  100,000,000  Den Danske Grand Cayman 5.59%...................................  21-Jan-97     100,000,000
   45,000,000  Deutsche Bank Finance Inc. 5.70%................................  06-Jan-97      44,964,375
  100,000,000  Deutsche Bank Finance Inc. 5.21%................................  11-Mar-97      99,992,721
   25,000,000  E.I. Du Pont de Nemours & Co. 5.26%.............................  14-Feb-97      24,839,278
   25,000,000  E.I. Du Pont de Nemours & Co. 5.26%.............................  18-Mar-97      24,722,389
   25,000,000  E.I. Du Pont de Nemours & Co. 5.26%.............................  19-Mar-97      24,718,736
   50,300,000  FCC National Bank 4.94%.........................................  26-Feb-97      50,279,825
   59,000,000  Federal Farm Credit Bank 5.60%..................................  03-Jun-97      58,965,376
   62,000,000  Federal Farm Credit Bank 5.55%..................................  02-May-97      61,974,308
   86,000,000  Federal Farm Credit Banks Consolidated Systems 5.43% ...........  17-Jan-97*     85,916,668
   65,000,000  Federal Farm Credit Banks Consolidated Systems 5.36% ...........  02-Jan-97*     64,947,034
   87,000,000  Federal Farm Credit Banks Consolidated Systems 5.25% ...........  01-Jan-97*     86,919,598
   90,000,000  Federal Home Loan Bank 5.61%....................................  05-Jun-97      89,913,969
   46,500,000  Federal Home Loan Bank 5.47%....................................  19-Jan-97*     46,467,950
  120,000,000  Federal Home Loan Bank 5.39%....................................  02-Jan-97*    119,928,880
   55,000,000  Federal Home Loan Bank Consolidated Discount Notes 5.40% .......  16-Jan-97      54,876,250
   50,000,000  Federal Home Loan Mortgage Discount Notes 5.42%.................  22-Jan-97      49,841,917
   55,400,000  Federal Home Loan Mortgage Discount Notes 5.36%.................  24-Feb-97      54,954,584
   50,000,000  Federal National Mortgage Association 5.53%.....................  29-Oct-97      49,932,790
  100,000,000  Federal National Mortgage Association 5.48%.....................  19-Jan-97*     99,984,558
  130,000,000  Federal National Mortgage Association 5.39%.....................  28-Mar-97*    129,967,189
  203,000,000  Federal National Mortgage Association 5.35%.....................  12-Mar-97*    202,882,749

The accompanying notes are an integral part of the financial statements.

                             SAI-231

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND
Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL                                                                      MATURITY     AMORTIZED
     AMOUNT                                                                         DATE          COST
-------------- ---------------------------------------------------------------  ------------ --------------
 $ 50,000,000  Federal National Mortgage Association 5.32%.....................  19-Feb-97*   $ 49,965,595
   85,000,000  Federal National Mortgage Association 5.31%.....................  06-Mar-97*     84,977,571
   28,880,000  Federal National Mortgage Association 5.30%.....................  28-Jan-97      28,765,202
   90,000,000  Federal National Mortgage Association 4.78%.....................  14-Feb-97      89,991,236
  150,000,000  Federal National Mortgage Association 4.77%.....................  01-Jan-97*    149,985,570
  110,000,000  First Bank NA 5.59%.............................................  15-Jan-97*    109,999,092
   70,000,000  Ford Motor Credit Co. 5.65%.....................................  18-Feb-97*     70,017,561
  200,000,000  General Electric Capital Corp. 7.00%............................  02-Jan-97     199,961,111
   50,000,000  General Electric Capital Corp. 5.48%............................  17-Jan-97*     50,000,000
   75,000,000  General Electric Capital Corp. 5.38%............................  18-Mar-97      74,148,167
   50,000,000  General Electric Capital Corp. 5.32%............................  27-Jan-97      49,807,889
   50,000,000  General Electric Capital Corp. 5.32%............................  05-Feb-97      49,741,389
  100,000,000  General Electric Capital Corp. 5.30%............................  11-Feb-97      99,396,389
   50,000,000  General Electric Capital Corp. 5.29%............................  19-Feb-97      49,639,986
   50,000,000  Gillette Co. 5.28%..............................................  16-Jan-97      49,890,000
   48,990,000  Gillette Co. 5.28%..............................................  05-Mar-97      48,537,332
   25,000,000  Household Finance Corp 5.54%....................................  31-Mar-97*     24,996,274
   50,000,000  Household Finance Corp. 5.48%...................................  26-Feb-97*     50,000,000
  125,000,000  Household Finance Corp. 5.42%...................................  24-Feb-97*    124,992,731
   40,000,000  IBM Credit Corp. 5.46%..........................................  20-Mar-97*     39,983,808
  100,000,000  ING Bank 7.00%..................................................  02-Jan-97     100,000,000
   30,000,000  International Business Machines Corp. 5.46%.....................  20-Jun-97      29,985,608
   74,710,000  International Nederlanden US Funding Corp. 5.48%................  02-Jan-97      74,698,627
   90,500,000  International Nederlanden US Funding Corp. 5.48%................  03-Jan-97      90,472,448
  140,000,000  J. P. Morgan & Co., Inc. 6.50%..................................  02-Jan-97     139,974,722
   25,000,000  Key Bank N A Medium Term Note 5.61%.............................  19-Dec-97      24,965,041
  100,000,000  Key Bank NA 5.59%...............................................  01-Jan-97*     99,949,370
   83,500,000  Key Bank NA 5.51%...............................................  10-Jan-97*     83,450,330
   66,000,000  Key Bank NA 5.51%...............................................  10-Jan-97*     65,960,740
   95,000,000  KFW International Finance Inc. 5.32%............................  31-Jan-97      94,578,833
   46,000,000  M & I Madison Bank 5.66%........................................  14-Jan-97*     46,004,554
   60,000,000  MCI Communications 5.32%........................................  27-Jun-97      58,430,600
   62,000,000  MCI Communications 5.31%........................................  22-May-97      60,710,555
   65,000,000  MCI Communications 5.31%........................................  27-May-97      63,600,225
   35,000,000  MCI Communications 5.31%........................................  19-Jun-97      34,127,537
  160,000,000  Merrill Lynch & Co., Inc. 6.75%.................................  02-Jan-97     159,970,000
   50,000,000  Merrill Lynch & Co., Inc. 5.35%.................................  21-Jan-97      49,851,389
  100,000,000  Merrill Lynch & Co., Inc. 5.32%.................................  12-Feb-97      99,379,333
  100,000,000  Merrill Lynch & Co., Inc. 5.30%.................................  24-Mar-97      98,792,778
  200,000,000  Morgan Stanley Group Inc. 6.79%.................................  02-Jan-97     199,962,278
   25,000,000  Morgan Guaranty Trust Co. 5.95%.................................  06-Jun-97      24,994,871

The accompanying notes are an integral part of the financial statements.

                             SAI-232

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND
Schedule of Investments (Continued)
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL                                                                      MATURITY     AMORTIZED
     AMOUNT                                                                         DATE          COST
-------------- ---------------------------------------------------------------  ------------ --------------
 $ 25,000,000  Morgan Guaranty Trust Co. 5.85%.................................  09-May-97    $ 25,000,000
   30,200,000  Morgan Guaranty Trust Co. 5.73%.................................  12-Aug-97      30,154,520
   50,000,000  Morgan Guaranty Trust Co. 5.47%.................................  07-Jan-97      50,000,082
   75,000,000  Morgan Guaranty Trust Co. 5.38%.................................  14-Feb-97*     74,952,515
   55,000,000  Morgan Guaranty Trust Co. 5.39%.................................  01-Jan-97*     54,990,893
   85,000,000  Morgan Guaranty Trust Co. 5.08%.................................  28-Feb-97      84,923,661
   50,000,000  Morgan Guaranty Trust Co. 4.90%.................................  13-Feb-97      49,993,961
  100,000,000  National Australia Bank Ltd. 5.50%..............................  06-Jan-97     100,000,000
   25,000,000  National Australia Bank Ltd. 5.39%..............................  06-Feb-97      24,999,652
   50,000,000  National Australia Bank Ltd. 5.38%..............................  22-Jan-97      50,000,000
   50,000,000  National Australia Funding 5.45%................................  13-Jan-97      49,909,167
  106,000,000  National Westminster Bank PLC 5.51%.............................  06-Jan-97     106,000,435
  100,000,000  National Westminster Bank PLC 5.41%.............................  10-Feb-97     100,001,101
   25,000,000  NationsBank Corp. 5.65%.........................................  16-Apr-97      24,975,743
  120,000,000  Norwest Corp. 4.96%.............................................  20-Feb-97     120,000,000
   70,600,000  Oesterreichische Kontrollbank 5.33%.............................  31-Jan-97      70,286,712
   80,000,000  Pfizer Incorporated 5.45%.......................................  05-Mar-97      79,237,000
   35,000,000  Pfizer Incorporated 5.40%.......................................  02-Apr-97      34,522,250
   50,000,000  PNC Bank NA 5.56%...............................................  21-Jan-97*     49,994,608
   29,000,000  PNC Bank NA 5.50%...............................................  13-Jan-97*     28,989,475
   50,000,000  PNC Bank NA 5.46%...............................................  02-Jan-97*     49,975,635
   25,000,000  Rabobank 5.47%..................................................  07-Jan-97      25,000,041
   25,000,000  Rabobank NA 5.25%...............................................  11-Mar-97      25,000,455
   63,000,000  Student Loan Marketing Association 5.99%........................  18-Sep-97      63,001,705
   53,000,000  Student Loan Marketing Association 5.62%........................  29-Oct-97      52,965,909
   20,000,000  Sudwestdeutsche Landesbank 5.51%................................  28-Apr-97      20,001,378
   40,000,000  Sudwestdeutsche Landesbank 5.46%................................  19-Mar-97      39,998,030
   60,000,000  Suntrust Banks Inc. 6.75%.......................................  02-Jan-97      60,000,000
    8,302,000  Svenska Grand Cayman 6.75%......................................  02-Jan-97       8,302,000
   50,000,000  Svenska Handelsbanken 5.75%.....................................  22-May-97      49,990,752
  300,000,000  Swiss Bank Corp. 6.50%..........................................  02-Jan-97     300,000,000
   20,000,000  Swiss Bank Corp. 5.40%..........................................  03-Feb-97      19,999,396
   75,000,000  Tiers Trust 5.64%...............................................  15-Jan-97*     75,000,000
  175,000,000  UBS Finance Delaware Inc. 5.55%.................................  21-Jan-97     174,460,417
   25,000,000  United States Treasury Notes 7.50%..............................  31-Jan-97      25,049,932
   60,000,000  United States Treasury Notes 6.88%..............................  28-Feb-97      60,153,360
   30,000,000  United States Treasury Notes 6.63%..............................  31-Mar-97      30,078,699
   50,000,000  US National Bank 5.52%..........................................  16-Jan-97*     49,988,683
  100,000,000  US National Bank 5.29%..........................................  01-Jan-97*     99,974,405
   50,000,000  Vermont American Corp. 5.47%....................................  27-Jan-97      49,802,472
   50,000,000  Wachovia Bank NA 5.47%..........................................  12-Jan-97*     49,995,775

The accompanying notes are an integral part of the financial statements.

                             SAI-233

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND
Schedule of Investments (Concluded)
(showing percentage of total value of investments)
December 31, 1996

   PRINCIPAL                                                                      MATURITY     AMORTIZED
     AMOUNT                                                                         DATE          COST
-------------- ---------------------------------------------------------------  ------------ --------------
 $ 50,000,000  Wachovia Bank NA 5.44%..........................................  07-Jan-97* $    49,993,879
  125,000,000  Wachovia Bank NA 5.53%..........................................  17-Jan-97*     124,994,898
   25,000,000  Walt Disney Co. 5.26%...........................................  14-Feb-97       24,839,278
  150,000,000  Westdeutsche Landesbank 5.75%...................................  10-Jan-97      150,000,000
  100,000,000  Westdeutsche Landesbank 5.63%...................................  17-Jan-97      100,000,000
   58,000,000  Westdeutsche Landesbank 5.40%...................................  03-Feb-97       57,989,882
   24,000,000  Westdeutsche Landesbank 5.38%...................................  12-Feb-97       23,998,658
  115,000,000  Westpac Banking Corp. 6.24%.....................................  04-Sep-97      115,000,000
   30,000,000  Westpac Banking Corp. 5.92%.....................................  28-Aug-97       29,996,243
   50,000,000  Westpac Banking Corp. 5.81%.....................................  09-Apr-97       49,998,715
   25,000,000  Westpac Banking Corp. 5.61%.....................................  02-Apr-97       24,998,804
   50,000,000  Westpac Banking Corp. 5.53%.....................................  14-Mar-97       49,998,106
   20,000,000  Westpac Banking Corp. 5.53%.....................................  24-Jan-97*      20,006,199
   75,000,000  Westpac Banking Corp. 5.51%.....................................  19-Jun-97       75,003,426
   24,000,000  Westpac Banking Corp. 5.34%.....................................  04-Mar-97       23,997,649
   50,000,000  Westpac Banking Corp. 5.15%.....................................  04-Mar-97       49,995,092
   25,000,000  Wool International 5.26%........................................  28-Feb-97       24,788,139
  100,000,000  Woolwich Building Society 5.33%.................................  30-Jan-97       99,570,639
-------------- ------------------------------- ................................------------ --------------
               TOTAL SHORT TERM INSTRUMENTS ...................................              13,249,690,110
-------------- ------------------------------- ................................------------ --------------
    SHARES
               OTHER INVESTMENTS--0%
          438  SSgA Money Market Fund (a)......................................                         438
-------------- ------------------------------- ................................------------ --------------
   PRINCIPAL
    AMOUNT
               REPURCHASE AGREEMENT--3.6%
 $500,000,000  Goldman Sachs Government Repo 6.55% (collaterized by US
               Treasury Notes 6.25%--7.75% due 7/31/98--11/30/99, valued at
               $505,914,069) ..................................................  02-Jan-97      500,000,000
-------------- ------------------------------- ................................------------ --------------
               TOTAL INVESTMENTS--100%.........................................             $13,749,690,548
============== ============================================================================ ===============


------------
(a)    Registered Investment Company advised by State Street Global Advisors.
* Variable rate security. Rate disclosed is that which was in effect at December 31, 1996. Date disclosed is the next interest rate reset date.

The accompanying notes are an integral part of the financial statements.

                             SAI-234

         Supplement dated May 1, 1997 to Prospectus dated May 1, 1997
-------------------------------------------------------------------------------



                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 Avenue of the Americas, New York, New York 10104
                       Toll-Free Telephone 800-223-5790



                        ------------------------------

                           VARIABLE ANNUITY BENEFITS

                        ------------------------------


          This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                               Programs who are
                         considering variable annuity
                            payment benefits after
                                  retirement.



               This Prospectus Supplement is not authorized for
                distribution unless accompanied or preceded by
                   the Prospectus dated May 1, 1997 for the
                    appropriate Members Retirement Program.



-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                              RETIREMENT BENEFITS


         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $3,500, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - an annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity - Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $3,500. Usually, a $350 charge will be deducted from the amount used to purchase the annuity to reimburse us for administrative expenses associated with processing the application and with issuing each month's annuity payment. Applicable premium taxes will also be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 / 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed based rate of return of 5-3/4%.



       First Business Day of          Annuity Unit Value
       ---------------------          ------------------
            October 1987                   $4.3934
            October 1988                   $3.5444
            October 1989                   $4.8357
            October 1990                   $3.8569
            October 1991                   $5.4677
            October 1992                   $5.1818
            October 1993                   $6.3886
            October 1994                   $6.1563
            October 1995                   $7.4970
            October 1996                   $8.0828



                                   THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance Law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 1997 prospectus and the Statement of Additional Information.



                              INVESTMENT MANAGER

The Manager


         We, Equitable Life, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 1997 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. Equitable Life, our sole stockholder Equitable Companies, Inc., and their subsidiaries managed assets of approximately $239.8 billion as of December 31, 1996, including third party assets of $184.8 billion.

Investment Management

         In providing investment management to the Funds, we currently use the personnel and facilities of our majority owned subsidiary, Alliance Capital Management L.P. ("Alliance"), for portfolio selection and transaction services. For a description of Alliance, see our May 1, 1997 Members Retirement Program prospectus.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by Alliance/Equitable Life and receive commissions paid by the Fund. For 1996 and 1995, the Fund paid $5,682,578 and $6,044,623, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 1997 Statement of Additional Information.

                             FINANCIAL STATEMENTS

            The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                      Page

Report of Independent Accountants - Price Waterhouse LLP                7

         Statement of Assets and Liabilities,                           8
           December 31, 1996

         Statement of Operations and Changes in Net Assets
           for the Years Ended December 31, 1996 and 1995               9

         Portfolio of Investments
           December 31, 1996                                           10

         Notes to Financial Statements                                 15

------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and the
Participants in the American Dental Association Members Retirement Program

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 1996 and its results of operations and changes in net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The selected per unit information (appearing under "Condensed Financial Information" in the prospectus) is presented for the purpose of satisfying regulatory reporting requirements and is not a required part of the basic financial statements. Such selected per unit information has been subjected to auditing procedures applied during the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Price Waterhouse LLP
New York, New York
February 10, 1997

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED) (THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks--at market value (cost: $1,991,952,527) ................................  $2,440,835,888
 Preferred stocks--at market value (cost: $1,742,250) .................................       1,809,000
 Long-term debt securities--at value (amortized cost: $2,863,053) .....................       2,493,750
 Participation in Separate Account No. 2A--at amortized cost, which approximates
market   value, equivalent to 85,593 units at $255.57 .................................      21,875,326
Cash...................................................................................       2,419,444
Receivables:
 Securities sold ......................................................................      18,681,125
 Dividends.............................................................................         474,057
--------------------------------------------------------------------------------------  --------------
 Total assets..........................................................................   2,488,588,590
--------------------------------------------------------------------------------------  --------------
LIABILITIES:
Payables:
 Securities purchased .................................................................      13,390,630
 Due to Equitable Life's General Account ..............................................      15,548,100
 Investment management fees payable ...................................................           7,688
Accrued expenses ......................................................................         475,122
Amount retained by Equitable Life in Separate Account No. 4 (Note 1)  .................         641,292
--------------------------------------------------------------------------------------  --------------
 Total liabilities.....................................................................      30,062,832
--------------------------------------------------------------------------------------  --------------
NET ASSETS (NOTE 1):
Net assets attributable to participants' accumulations ................................   2,432,753,839
Reserves and other contract liabilities attributable to annuity benefits  .............      25,771,919
--------------------------------------------------------------------------------------  --------------
NET ASSETS ............................................................................  $2,458,525,758
======================================================================================  ==============

See Notes to Financial Statements.

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statements of Operations and Changes in Net Assets
-----------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                    1996            1995
----------------------------------------------------------------------------  --------------  ---------------
FROM OPERATIONS:
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld--1996: $62,998 and 1995: $239,657)    $   13,755,557  $   19,610,344
Interest and amortization of premium ........................................         292,364        (852,218)
----------------------------------------------------------------------------  --------------  ---------------
Total .......................................................................      14,047,921      18,758,126
EXPENSES (NOTE 4) ...........................................................     (18,524,630)    (16,007,109)
----------------------------------------------------------------------------  --------------  ---------------
NET INVESTMENT INCOME (LOSS) ................................................      (4,476,709)      2,751,017
----------------------------------------------------------------------------  --------------  ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions  ..............     218,176,662     260,870,246
----------------------------------------------------------------------------  --------------  ---------------
Unrealized appreciation of investments
 and foreign currency transactions:
 Beginning of year ..........................................................     290,870,386      41,831,973
 End of year ................................................................     448,580,808     290,870,386
----------------------------------------------------------------------------  --------------  ---------------
Change in unrealized appreciation/depreciation ..............................     157,710,422     249,038,413
----------------------------------------------------------------------------  --------------  ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................     375,887,084     509,908,659
----------------------------------------------------------------------------  --------------  ---------------
Increase in net assets attributable to operations ...........................     371,410,375     512,659,676
----------------------------------------------------------------------------  --------------  ---------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ...............................................................     552,427,638     422,289,107
Withdrawals .................................................................    (590,972,941)   (474,530,080)
----------------------------------------------------------------------------  --------------  ---------------
Decrease in net assets attributable to contributions and withdrawals  .......     (38,545,303)    (52,240,973)
----------------------------------------------------------------------------  --------------  ---------------
Decrease in accumulated amount retained by Equitable Life in Separate
Account  No. 4 (Note 1) .....................................................         536,145         113,489
----------------------------------------------------------------------------  --------------  ---------------
INCREASE IN NET ASSETS ......................................................     333,401,217     460,532,192
NET ASSETS--BEGINNING OF YEAR ...............................................   2,125,124,541   1,664,592,349
----------------------------------------------------------------------------  --------------  ---------------
NET ASSETS--END OF YEAR .....................................................  $2,458,525,758  $2,125,124,541
============================================================================  ==============  ===============

See Notes to Financial Statements.

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Portfolio of Investments -- December 31, 1996

----------------------------------------------------------  ------------  ---------------
                                                              NUMBER OF         VALUE
                                                                SHARES        (NOTE 3)
----------------------------------------------------------  ------------  ---------------
COMMON STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.7%)
Republic Industries, Inc.* ................................    1,355,000   $   42,259,063
                                                                          ---------------
PRINTING, PUBLISHING & BROADCASTING (0.1%)
Australis Media Ltd. Conv. Note* ..........................   25,000,000        2,483,906
                                                                          ---------------
PROFESSIONAL SERVICES (0.7%)
Ceridian Corp.* ...........................................      170,000        6,885,000
Service Corp. International ...............................      360,000       10,080,000
                                                                          ---------------
                                                                               16,965,000
                                                                          ---------------
TOTAL BUSINESS SERVICES (2.5%) ............................                    61,707,969
                                                                          ---------------
CONSUMER CYCLICALS
AIRLINES (6.9%)
America West Airlines, Inc. (Class B)* ....................    1,250,000       19,843,750
Continental Airlines, Inc. (Class B)* .....................    1,300,000       36,725,000
Delta Air Lines, Inc. .....................................      375,000       26,578,125
KLM Royal Dutch Airlines ..................................      230,000        6,411,250
Northwest Airlines Corp. (Class A)* .......................    1,400,000       54,775,000
UAL Corp.* ................................................      400,000       25,000,000
                                                                          ---------------
                                                                              169,333,125
                                                                          ---------------
FOOD SERVICES, LODGING (1.2%)
Host Marriott Corp.* ......................................    1,000,000       16,000,000
La Quinta Motor Inns, Inc. ................................      700,000       13,387,500
                                                                          ---------------
                                                                               29,387,500
                                                                          ---------------
HOUSEHOLD FURNITURE, APPLIANCES (1.2%)
Industrie Natuzzi (ADR) ...................................    1,000,000       23,000,000
Sunbeam Corp. .............................................      255,800        6,586,850
                                                                          ---------------
                                                                               29,586,850
                                                                          ---------------
LEISURE-RELATED (0.3%)
Carnival Corp. ............................................      225,000        7,425,000
                                                                          ---------------
RETAIL--GENERAL (1.6%)
AutoZone, Inc.* ...........................................      500,000       13,750,000
CompUSA, Inc.* ............................................    1,200,000       24,750,000
                                                                          ---------------
                                                                               38,500,000
                                                                          ---------------
TOTAL CONSUMER CYCLICALS (11.2%) ..........................                   274,232,475
                                                                          ---------------

                              - 10 -

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Portfolio of Investments -- December 31, 1996 (Continued)

----------------------------------------------------------  ------------  ---------------
                                                              NUMBER OF         VALUE
                                                                SHARES        (NOTE 3)
----------------------------------------------------------  ------------  ---------------
CONSUMER NONCYCLICALS
DRUGS (1.5%)
Centocor, Inc.* ...........................................     750,000    $   26,812,500
Geltex Pharmaceuticals, Inc.* .............................     210,000         5,092,500
MedImmune, Inc.* ..........................................     300,000         5,100,000
                                                                          ---------------
                                                                               37,005,000
                                                                          ---------------
HOSPITAL SUPPLIES & SERVICES (1.9%)
Columbia/HCA Healthcare Corp. .............................     540,000        22,005,000
Oxford Health Plans, Inc.* ................................     200,000        11,712,500
Saint Jude Medical, Inc.* .................................     310,000        13,213,750
                                                                          ---------------
                                                                               46,931,250
                                                                          ---------------
SOAPS & TOILETRIES (1.0%)
Colgate Palmolive Co. .....................................     275,000        25,368,750
                                                                          ---------------
TOBACCO (6.7%)
Loews Corp. ...............................................   1,750,000       164,937,500
                                                                          ---------------
TOTAL CONSUMER NONCYCLICALS (11.1%) .......................                   274,242,500
                                                                          ---------------
CREDIT-SENSITIVE
BANKS (1.0%)
First Union Corp. .........................................     320,000        23,680,000
                                                                          ---------------
FINANCIAL SERVICES (8.0%)
A.G. Edwards, Inc. ........................................     300,000        10,087,500
Dean Witter Discover & Co. ................................     420,000        27,825,000
Legg Mason, Inc. ..........................................     935,000        35,997,500
MBNA Corp. ................................................     900,000        37,350,000
Merrill Lynch & Co., Inc. .................................   1,000,000        81,500,000
Resource Bancshares Mortgage Group, Inc. ..................     248,800         3,545,400
                                                                          ---------------
                                                                              196,305,400
                                                                          ---------------
INSURANCE (11.4%)
CNA Financial Corp.* ......................................   1,700,000       181,900,000
IPC Holdings Ltd. .........................................     207,400         4,640,575
Life Re Corp. .............................................     721,000        27,848,625
NAC Re Corp. ..............................................     564,600        19,125,825
PMI Group, Inc. ...........................................      12,600           697,725
Travelers Group, Inc. .....................................   1,020,000        46,282,500
                                                                          ---------------
                                                                              280,495,250
                                                                          ---------------

                                - 11 -

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Portfolio of Investments -- December 31, 1996 (Continued)

----------------------------------------------------------  ------------  ---------------
                                                              NUMBER OF         VALUE
                                                                SHARES        (NOTE 3)
----------------------------------------------------------  ------------  ---------------
UTILITY--TELEPHONE (7.8%)
Frontier Corp. ............................................     365,000    $    8,258,125
Telephone & Data Systems, Inc. ............................   4,550,000       164,937,500
WorldCom, Inc.* ...........................................     755,000        19,677,188
                                                                          ---------------
                                                                              192,872,813
                                                                          ---------------
TOTAL CREDIT-SENSITIVE (28.2%) ............................                   693,353,463
                                                                          ---------------
ENERGY
COAL & GAS PIPELINES (0.2%)
Nabors Industries, Inc.* ..................................     250,000         4,812,500
                                                                          ---------------
OIL--DOMESTIC (0.5%)
Ultramar Diamond Shamrock Corp. ...........................     408,000        12,903,000
                                                                          ---------------
OIL--INTERNATIONAL (0.0%)
Tatneft (ADR)* ............................................      19,000           912,000
                                                                          ---------------
OIL--SUPPLIES & CONSTRUCTION (8.8%)
Coflexip* .................................................      75,000         1,968,750
Diamond Offshore Drilling, Inc.* ..........................     350,000        19,950,000
ENSCO International, Inc.* ................................     550,000        26,675,000
Marine Drilling Co., Inc.* ................................      56,500         1,112,344
Noble Drilling Corp.* .....................................   1,100,000        21,862,500
Parker Drilling Co.* ......................................   4,900,000        47,162,500
Rowan Cos., Inc.* .........................................   4,000,000        90,500,000
Transocean Offshore, Inc. .................................     110,000         6,888,750
                                                                          ---------------
                                                                              216,119,844
                                                                          ---------------
TOTAL ENERGY (9.5%) .......................................                   234,747,344
                                                                          ---------------
TECHNOLOGY
ELECTRONICS (13.7%)
Applied Materials, Inc.* ..................................     250,000         8,984,375
Cisco Systems, Inc.* ......................................   3,000,000       190,875,000
IDT Corp.* ................................................     155,000         1,705,000
LSI Logic Corp.* ..........................................     210,000         5,617,500
Seagate Technology, Inc.* .................................   2,150,000        84,925,000
Teradyne, Inc.* ...........................................     603,000        14,698,125
3Com Corp.* ...............................................     400,000        29,350,000
                                                                          ---------------
                                                                              336,155,000
                                                                          ---------------
OFFICE EQUIPMENT (1.7%)
Compaq Computer Corp.* ....................................     400,000        29,700,000
Sterling Software, Inc.* ..................................     376,700        11,913,138
                                                                          ---------------
                                                                               41,613,138
                                                                          ---------------

                               - 12 -

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Portfolio of Investments -- December 31, 1996 (Continued)

----------------------------------------------------------  ------------  ---------------
                                                              NUMBER OF         VALUE
                                                                SHARES        (NOTE 3)
----------------------------------------------------------  ------------  ---------------
OFFICE EQUIPMENT SERVICES (4.5%)
Checkfree Corp.* ..........................................     416,700    $    7,135,988
Electronic Data Systems Corp. .............................     900,000        38,925,000
Informix Corp.* ...........................................   1,150,000        23,431,250
Oracle Corp.* .............................................     400,000        16,700,000
Sterling Commerce, Inc.* ..................................     700,000        24,675,000
                                                                          ---------------
                                                                              110,867,238
                                                                          ---------------
TELECOMMUNICATIONS (16.8%)
American Online, Inc.* ....................................     150,000         4,987,500
American Satellite Network--Rights* .......................      70,000                 0
Cellular Communications Puerto Rico, Inc.* ................     482,200         9,523,450
Colt Telecom Group PLC (ADR)* .............................     175,000         3,368,750
Deutsche Telekom AG (ADR)* ................................   1,300,000        26,487,500
DSC Communications Corp.* .................................     720,000        12,870,000
MFS Communications Co., Inc.* .............................     820,000        44,690,000
Millicom International Cellular S.A.* .....................   1,775,000        57,021,874
Netscape Communications Corp.* ............................     400,000        22,750,000
Nokia Corp. (ADR) .........................................     600,000        34,575,000
Palmer Wireless, Inc.* ....................................     102,000         1,071,000
Rogers Cantel Mobile Communications, Inc. (Class B)(ADR)*     1,364,100        26,429,437
Scientific Atlanta, Inc. ..................................   2,650,400        39,756,000
U.S. Cellular Corp.* ......................................   3,200,000        89,200,000
Vanguard Cellular Systems, Inc. (Class A)* ................   2,615,000        41,186,250
                                                                          ---------------
                                                                              413,916,761
                                                                          ---------------
TOTAL TECHNOLOGY (36.7%) ..................................                   902,552,137
                                                                          ---------------
TOTAL COMMON STOCKS (99.2%)
 (Cost $1,991,952,527).....................................                 2,440,835,888
                                                                          ---------------
PREFERRED STOCKS:
CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Financial
 Trust 8.5% Conv., 2020 ...................................      27,000         1,809,000
                                                                          ---------------
TOTAL CONSUMER CYCLICALS (0.1%) ...........................                     1,809,000
                                                                          ---------------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $1,742,250) ........................................                     1,809,000
                                                                          ---------------

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Portfolio of Investments -- December 31, 1996 (Concluded)

------------------------------------------------------------------------  ------------  --------------
                                                                            PRINCIPAL        VALUE
                                                                              AMOUNT        (NOTE 3)
------------------------------------------------------------------------  ------------  --------------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY
TELECOMMUNICATIONS (0.1%)
U.S. Cellular Corp.,
 Zero Coupon Conv., 2015 ................................................   $7,500,000   $    2,493,750
                                                                                        --------------
TOTAL TECHNOLOGY (0.1%) .................................................                     2,493,750
                                                                                        --------------
TOTAL LONG-TERM DEBT SECURITIES (0.1%)
 (Amortized Cost $2,863,053) ............................................                     2,493,750
                                                                                        --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 85,593 units
 at $255.57 (0.9%) each .................................................                    21,875,326
                                                                                        --------------
TOTAL INVESTMENTS (100.3%)
 (Cost/Amortized Cost $2,018,433,156) ...................................                 2,467,013,964
LIABILITIES IN EXCESS OF CASH AND RECEIVABLES (-0.3%) ...................                    (7,846,914)
AMOUNT RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT NO. 4 (0.0%)(NOTE 1) ..................................                      (641,292)
                                                                                        --------------
NET ASSETS (100.0%) .....................................................                $2,458,525,758
                                                                                        ==============
Reserves attributable to participants' accumulations ....................                $2,432,753,839
Reserves and other contract liabilities attributable to annuity benefits                     25,771,919
                                                                                        --------------
NET ASSETS ..............................................................                $2,458,525,758
                                                                                        ==============

* Non-income producing.

See Notes to Financial Statements.

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Notes to Financial Statements


   1. Separate Account No. 4 (Pooled) (the Growth Equity Fund) (the Fund) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of The Equitable Companies Incorporated, was established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of Equitable Life. The excess of assets over reserves and other contract liabilities amounting to $641,292 as shown in the Statements of Assets and Liabilities in Separate Account No. 4 may be transferred to Equitable Life's General Account.


   Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account No. 4 aggregated $288,921,270 (11.8%), at December 31, 1996 and $246,531,777 (11.6%), at December 31, 1995,
of the net assets in the Fund.

   Equitable Life is the investment manager for the Fund. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of the Fund. Alliance is a publicly-traded limited partnership which is indirectly majority-owned by Equitable Life.

   Equitable Life and Alliance seek to obtain the best price and execution of all orders placed for the Fund considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life and Alliance may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Fund's portfolio transactions.

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   2. Security transactions are recorded on the trade date. Amortized cost of debt securities consists of cost adjusted, where applicable, for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statements of Operations and Changes in Net Assets.

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Notes to Financial Statements (Continued)

    Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities maturing in sixty days or less from the date of acquisition. At December 31, 1996, the amortized cost of investments held in Separate Account No. 2A consists of the following:
-----------------------------------------------------------------------------

                                                           AMORTIZED COST     %
--------------------------------------------------------  --------------  --------
Commercial Paper, 5.3%-6.9% due 01/02/97 through
 02/18/97................................................   $292,301,486     87.9%
Time Deposits, 6.5% due 01/02/97.........................     40,000,000     12.0
--------------------------------------------------------  --------------  --------
Total Investments........................................    332,301,486     99.9
Cash and Receivables Less Liabilities....................        175,640      0.1
--------------------------------------------------------  --------------  --------
Net Assets of Separate Account No. 2A....................   $332,477,126    100.0%
========================================================  ==============  ========
Units Outstanding........................................      1,300,905
Unit Value...............................................        $255.57
--------------------------------------------------------  --------------  --------

   Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Separate Account No. 2A is valued daily at amortized cost, which approximates market value.

   For 1996 and 1995, investment security transactions, excluding short-term debt securities, were as follows:
-----------------------------------------------------------------------------

                                                      SEPARATE ACCOUNT NO. 4
                                                 ------------------------------
                                                     COST OF       NET PROCEEDS
                                                    PURCHASES        OF SALES
-----------------------------------------------  --------------  --------------
Stocks and long-term corporate debt securities:
  1996..........................................  $2,439,864,229  $2,487,456,851
  1995..........................................   2,037,876,834   2,082,648,235
U.S. Government obligations:
  1996..........................................              --              --
  1995..........................................              --              --

 ----------------------------------------------------------------------------

   3. Investment securities are valued as follows:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

-----------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Notes to Financial Statements (Concluded)

    Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Life's investment officers.

   Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Funds which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

   4. Charges and fees are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the American Dental Association Members Retirement Program, these expenses consist of investment management and accounting fees, program expense charge, direct expenses and record maintenance and report fee. These charges and fees are paid to Equitable Life by the Fund and are recorded as expenses in the accompanying Statements of Operations and Changes in Net Assets.

   5. No Federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Fund for the two years ended December 31, 1996, by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life for such years will affect such contracts. Accordingly, no Federal income tax provision is required.

                                     PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a)  Financial Statements included in Part B.

              The following are included in the Statement of Additional Information relating to the American Dental Association Members Retirement Program:


         1.   Separate Account No. 195:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 1996 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 1996 and 1995
              -Notes to Financial Statements

         2.   Separate Account No. 197:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 1996 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 1996 and 1995
              -Notes to Financial Statements

         3.   Separate Account No. 198:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 1996 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 1996 and 1995
              -Notes to Financial Statements

         4.   The Equitable Life Assurance Society of the United States:
              -Report of Independent Accountants - Price Waterhouse -Consolidated Balance Sheets, December 31, 1996 and 1995 -Consolidated Statements of Earnings for the Years Ended
               December 31, 1996, 1995 and 1994
              -Consolidated Statements of Equity for Years Ended December 31,
               1996, 1995 and 1994
              -Consolidated Statements of Cash Flows for the Years Ended
               December 31, 1996, 1995 and 1994
              -Notes to Consolidated Financial Statements

         5.   Lifecycle Group Trust - Conservative:
              -Report of Independent Accountants - Lifecycle Group Trust
               Conservative -Statements of Assets and Liabilities, December 31, 1996 -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended December 31, 1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996

         6.   Lifecycle Group Trust - Moderate:
              -Report of Independent Accountants - Lifecycle Group Trust -
               Moderate -Statements of Assets and Liabilities, December 31, 1996
              -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended December
               31, 1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996

         7.   S&P 500 Flagship Fund:
              -Report of Independent Accountants - S&P 500 Index with Futures:
              -Combined Statements of Assets and Liabilities Ended December 31,
               1996
              -Combined Statements of Operations for the Years Ended December
               31, 1996 and 1995
              -Combined Statements of Changes in Net Assets for the Years Ended
               December 31, 1996 and 1995 Schedule of Investments, December 31, 1996

         8.   Russell 2000 Fund:
              -Report of Independent Accountants - Russell 2000 Fund -Statements of Assets and Liabilities, December 31, 1996 -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended December 31,
               1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996

         9.   Daily EAFE Fund:
              -Report of Independent Accountants - Daily EAFE Fund -Statements of Assets and Liabilities, December 31, 1996 -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended December 31,
               1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996

         10.  Daily Government/Corporate Bond Fund:
              -Report of Independent Accountants - Daily Government/Corporate
               Bond Fund
              -Statements of Assets and Liabilities, December 31, 1996 -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended
               December 31, 1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996

         11.  Short Term Investment Fund:
              -Report of Independent Accountants - Short Term Investment Fund -Statements of Assets and Liabilities, December 31, 1996 -Statements of Operations for the Year Ended December 31, 1996 -Statements of Changes in Net Assets for the Years Ended December
               31, 1996 and 1995
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 1996


         (b)  Exhibits.

         The following Exhibits are filed herewith:

         1.(a) Resolutions of the Board of Directors of The Equitable Life
               Assurance Society of the United States ("Equitable") authorizing the establishment of Separate Accounts Nos. 197 and 198, incorporated by reference to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

         (b) Action by Brian S. O'Neil, Executive Vice President and Chief Investment Officer of Equitable, dated October, 1993 establishing Separate Account No. 195 and copies of resolutions of the Board of Directors of Equitable referenced in said action, incorporated by reference to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

         2.   Not applicable.

         3.   (a)(1)Service Agreement, effective as of February 1, 1994, among The Seven Seas Series Fund, Russell Fund Distributors, Inc. in its capacity as distributor of the Seven Seas Series Fund and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No.33-75614 on Form N-4 of Registrant, filed on February 23, 1994.

              (a)(2)Service Agreement, effective as of February 1, 1994, between State Street Bank and Trust Company and The Equitable Life Assurance Society of The United States, incorporated by reference to Registration No.33-75614 on Form N-4 of Registrant, filed on February 23, 1994.

              (b) Letter Agreement between The Equitable Life Assurance Society of the United States and the Trustees of the American Dental Association Members Retirement Trust and Trustees of the American Dental Association Members Pooled Trust for Retirement, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (c) Letter Agreement between The Equitable Life Assurance Society of the United States and the Trustees of the American Dental Association Members Retirement Trust and Trustees of the American Dental Association Members Pooled Trust for Retirement, incorporated by reference to

                    Registration No. 33-75616 on Form N-4 of Registrant, filed on April 28, 1995.

              (d) Form of Agreement, effective as of May 1, 1995, between State Street Bank and Trust Company and The Equitable Life Assurance Society of the United States regarding Lifecycle Fund Group Trusts and Underlying Funds, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 28, 1995.

         4.   (a)   Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form
                    No. APC 1,000-91, among the Trustees of the American Dental
                    Association Members Retirement Trust, the American Dental
                    Association Members Pooled Trust for Retirement Plans and
                    The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed on
                    December 20, 1991.

              (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed on April 8, 1992.

              (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed on April 8, 1992.

              (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States. (Filed as Exhibit 4(i) to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.)

              (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrat, filed on February 27, 1995.


              (g) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.

              (h) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.

              (i) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.


              (j) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States.

         5.   (a)   Exhibit 7(a) (Form of Participation Agreement for the
                    standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of
                    Registrant, filed on April l6, 1986.

              (b) Exhibit 7(b) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed on April l6, 1986.

              (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1988.

              (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration

                    Statement on Form S-1 of Registrant, filed on April 2l, l987.

              (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (f) Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

         6.   (a)   Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, adopted August 6,
                    1992, incorporated by reference to Post-Effective Amendment
                    No. 2 to Registrant No. 33-46995 on Form N-3 of Registrant, filed on March 2, 1993.

              (b) By-Laws of The Equitable Life Assurance Society of the United States, as amended through July 22, 1992, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed on March 2, 1993.


              (c) Copy of the Certificate of Amendment to the Restated Charter of The Equitable Life Assurance Society of the United States, adopted November 18, 1993, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.

              (d) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996.


              (e) Copy of the Restated Charter of The Equitable Life Assurance Society of the United States, as amended January 1, 1997.

         7.   Not applicable

         8.   (a)   Exhibit 11(a)(2) (Form of American Dental Association
                    Members Retirement Plan, as filed with the Internal Revenue
                    Service), incorporated by reference to Post-Effective
                    Amendment No. 2 to Registration No. 33-21417 on Form N-3 of
                    Registrant, filed on April 26, 1989.

              (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed on December 20, 1991.

              (d) Exhibit 11(g) (Copy of Administration Services Agreement, dated January 10, 1986, among The Equitable Life Assurance Society of the United States, the Trustees of the Trust maintained under the American Dental Association Members Retirement Plan, the Trustees of the Pooled Trust maintained by the American Dental Association and the Council of Insurance of the American Dental Association), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed on April l6, 1986.

              (e) Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1,
                    1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant on Form N-3 of Registrant, filed on December 20, 1991.

              (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed on
                    December 20, 1991.

              (g) Administrative Services Agreement among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Member Retirement Trust for Retirement Plans and the Council on Insurance of the American Dental Association, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (h) Declaration of Trust dated February 21, 1991 for the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (i) First Amendment to the Declaration of Trust dated as of July 19, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (j) Fund Declaration of State Street Bank and Trust Company establishing the Lifecycle Fund Group Trust-Conservative dated February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (k) First Amendment and Fund Declaration for the Lifecycle Group Trust-Conservative, effective April 26, 1995, incorporated by reference to Registration No. 33-75616, filed on April 28, 1995.

              (l) Fund Declaration of State Street Bank and Trust Company establishing the Lifecycle Fund Group Trust-Moderate dated February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (m) First Amendment and Fund Declaration for the Lifecycle Fund Group Trust-Moderate, effective April 26, 1995, incorporated by reference to Registration No. 33-75616, filed on April 28, 1995.

              (n) Amendment and Fund Declaration for the S&P 500 Flagship Fund effective September 1, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (o) Amendment and Fund Declaration for the Short Term Investment Fund effective September 1, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (p) Fund Declaration for the Daily EAFE Fund effective September 16, 1993, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (q) First Amendment and Fund Declaration for the Daily Government/Corporate Bond Fund effective November 30, 1994, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (r) Second Amendment and Fund Declaration for the Russell 2000 Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (s) Fund Declaration for the Russell 2000 Growth Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (t) Fund Declaration for the Russell 2000 Value Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

         9.   Not applicable.

         10.  (a)   Consent of Price Waterhouse LLP.

              (b)   Powers of Attorney (Equitable).

              (c) Powers of Attorney (State Street), incorporated by reference to Registration No. 33-75616 of Registrant, filed on April 28, 1995.

         11.  Not applicable.

         12.  Not applicable.

         13.  Not applicable.

         14.  Not Applicable.

         27.  Financial Data Schedule.

 Item 25:  Directors and Officers of Equitable.

           Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.


                                          POSITIONS AND
NAME AND PRINCIPAL                        OFFICES WITH
BUSINESS ADDRESS                          EQUITABLE
----------------                          ---------
DIRECTORS
---------

Claude Bebear                             Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Christopher J. Brocksom                   Director
AXA Equity & Law
Elbury 9
Weedon Lane
Buckinghamshire HP 6505
England

Francoise Colloc'h                        Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Henri de Castries                         Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                          Director
The McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020

William T. Esrey                          Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                         Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France



                                      C-10


                                          POSITIONS AND
NAME AND PRINCIPAL                        OFFICES WITH
BUSINESS ADDRESS                          EQUITABLE
----------------                          ---------

Norman C. Francis                         Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

Donald J. Greene                          Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                           Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                    Director
Dillion, Read & Co., Inc.
535 Madison Avenue
New York, NY 10028

Mary R. (Nina) Henderson                  Director
CPC International, Inc.
International Plaza
P.O. Box 8000
Englewood Cliffs, NJ 07632-9976

W. Edwin Jarmain                          Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

G. Donald Johnston, Jr.                   Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963

Winthrop Knowlton                         Director
Knowlton Brothers, Inc.
530 Fifth Avenue
New York, NY 10036

Arthur L. Liman                           Director
Paul, Weiss, Rifkind, Wharton &
   Garrison
1285 Avenue of the Americas
New York, NY 10019



                                     C-11

                                          POSITIONS AND
NAME AND PRINCIPAL                        OFFICES WITH
BUSINESS ADDRESS                          EQUITABLE
----------------                          ---------


George T. Lowy                            Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

Didier Pineau-Valencienne                 Director
Schneider S.A.
64/70 Avenue Jean-Baptiste Clement
92646 Boulogne-Billancourt Cedex
France

George J. Sella, Jr.                      Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                          Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------

*James M. Benson                          President and Director (until 5/1/97)

*William T. McCaffrey                     Senior Executive Vice President,
                                          Chief Operating Officer and Director

*Joseph J. Melone                         Chairman of the Board, Chief Executive
                                          Officer and Director; President
                                          (effective 5/1/97)

OTHER OFFICERS
--------------

*A. Frank Beaz                            Senior Vice President

*Leon Billis                              Senior Vice President

*Harvey Blitz                             Senior Vice President and Deputy
                                          Chief Financial Officer

*Kevin R. Byrne                           Vice President and Treasurer

*Jerry M. de St. Paer                     Executive Vice President

*Gordon G. Dinsmore                       Senior Vice President

*Alvin H. Fenichel                        Senior Vice President and
                                          Controller



                                     C-12





*Paul J. Flora                            Senior Vice President and Auditor

*Robert E. Garber                         Executive Vice President and General
                                          Counsel

*Donald R. Kaplan                         Vice President and Chief Compliance
                                          Officer and Associate General Counsel

*Michael S. Martin                        Senior Vice President

*Peter D. Noris                           Executive Vice President and Chief
                                          Investment Officer

*Anthony C. Pasquale                      Senior Vice President

*Pauline Sherman                          Vice President, Secretary and
                                          Associate General Counsel

*Samuel B. Shlesinger                     Senior Vice President

*Richard V. Silver                        Senior Vice President and Deputy
                                          General Counsel

*Jose Suquet                              Executive Vice President and Chief
                                          Agency Officer

*Stanley B. Tulin                         Senior Executive Vice President
                                          and Chief Financial Officer


Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

            Separate Account Nos. 195, 197 and 198 of The Equitable Life Assurance Society of the United States (the "Separate Accounts") are separate accounts of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.


            The largest stockholder of the Holding Company is AXA-UAP. As of January 1, 1997, AXA-UAP beneficially owned 63.8% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA-UAP). Under its investment arrangements with Equitable Life and the Holding Company, AXA-UAP is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies.

               ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (l991) (Delaware)

    Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (44.1%) (See Addendum B(1) for subsidiaries)

    The Equitable Life Assurance Society of the United States (1859) (New York) (a)(b)

        The Equitable of Colorado, Inc. (l983) (Colorado)

        EVLICO, INC. (1995) (Delaware)

        EVLICO East Ridge, Inc. (1995) (California)

        GP/EQ Southwest, Inc. (1995) (Texas) (5.885%)


        Franconom, Inc. (1985) (Pennsylvania)

        Frontier Trust Company (1987) (North Dakota)

        Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

        Equitable Deal Flow Fund, L.P.

           Equitable Managed Assets (Delaware)

        EREIM LP Associates (99%)

           EML Associates, L.P. (19.8%)


        Alliance Capital Management L.P. (2.71% limited partnership interest)

        ACMC, Inc. (1991) (Delaware)(s)

           Alliance Capital Management L.P. (1988) (Delaware)
           (49.09% limited partnership interest)

        EVCO, Inc. (1991) (New Jersey)

        EVSA, Inc. (1992) (Pennsylvania)

        Prime Property Funding, Inc. (1993) (Delaware)

        Wil Gro, Inc. (1992) (Pennsylvania)


        Equitable Underwriting and Sales Agency (Bahamas) Limited (1993)
        (Bahamas)


 (a) Registered Broker/Dealer       (b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)


        Fox Run Inc. (1994) (Massachusetts)

        STCS, Inc. (1992) (Delaware)

        CCMI Corporation (1994) (Maryland)

        FTM Corporation (1994) (Maryland)

        HVM Corporation (1994) (Maryland)

        Equitable BJVS, Inc. (1992) (California)

        Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

        GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

        Camelback JVS, Inc. (1995) (Arizona)

        ELAS Realty, Inc. (1996) (Delaware)

        Equitable Realty Assets Corporation (1983) (Delaware)

        100 Federal Street Realty Corporation (Massachusetts)

        Equitable Structured Settlement Corporation (1996) (Delaware)

        Equitable Holding Corporation (1985) (Delaware)

           EQ Financial Consultants, Inc. (formerly
           Equico Securities, Inc.) (l97l) (Delaware) (a) (b)

           ELAS Securities Acquisition Corp. (l980) (Delaware)

           100 Federal Street Funding Corporation (Massachusetts)

           EquiSource of New York, Inc. (1986) (New York)  (See
           Addendum A for subsidiaries)


           Equitable Casualty Insurance Company (l986) (Vermont)

           EREIM LP Corp. (1986) (Delaware)

               EREIM LP Associates (1%)

                  EML Associates (.02%)

           Six-Pac G.P., Inc. (1990) (Georgia)

           Equitable Distributors, Inc. (1988) (Delaware) (a)

 (a) Registered Broker/Dealer       (b) Registered Investment Advisor

  Donaldson Lufkin & Jenrette, Inc.
  The Equitable Life Assurance Society of the United States (cont.)
    Equitable Holding Corporation (cont.)

           Equitable JVS, Inc. (1988) (Delaware)

               Astor/Broadway Acquisition Corp. (1990) (New York)

               Astor Times Square Corp. (1990) (New York)

               PC Landmark, Inc. (1990) (Texas)

               Equitable JVS II, Inc. (1994) (Maryland)

               EJSVS, Inc. (1995) (New Jersey)


        Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
               EHC) (Delaware) (36.1%) (See Addendum B(1) for subsidiaries)


        JMR Realty Services, Inc. (1994) (Delaware)

        Equitable Structured Settlement Corporation (1996) (Delaware)

        Equitable Investment Corporation (l97l) (New York)

           Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

           Equitable JV Holding Corporation (1989) (Delaware)


           Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)

           Equitable Capital Management Corporation (l985) (Delaware) (b)

               Alliance Capital Management L.P. (1988) (Delaware)
               (14.67% limited partnership interest)


           EQ Services, Inc. (1992) (Delaware)

           Equitable Agri-Business, Inc. (1984) Delaware


           Equitable Real Estate Investment Management, Inc. (l984) (Delaware) (b) (See Addendum B(3) for subsidiaries)


(a) Registered Broker/Dealer  (b) Registered Investment Advisor

               ORGANIZATION CHART OF EQUITABLE'S AFFILIATES



                         ADDENDUM A - SUBSIDIARY
                     OF EQUITABLE HOLDING CORPORATION
                    HAVING MORE THAN FIVE SUBSIDIARIES



EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

    EquiSource of Alabama, Inc. (1986) (Alabama)
    EquiSource of Arizona, Inc. (1986) (Arizona)
    EquiSource of Arkansas, Inc. (1987) (Arkansas)
    EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
    EquiSource of Delaware, Inc. (1986) (Delaware)
    EquiSource of Hawaii, Inc. (1987) (Hawaii)
    EquiSource of Maine, Inc. (1987) (Maine)
    EquiSource Insurance Agency of Massachusetts, Inc. (1988)
    (Massachusetts)
    EquiSource of Montana, Inc. (1986) (Montana)
    EquiSource of Nevada, Inc. (1986) (Nevada)
    EquiSource of New Mexico, Inc. (1987) (New Mexico)
    EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
    EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
    EquiSource of Washington, Inc. (1987) (Washington)
    EquiSource of Wyoming, Inc. (1986) (Wyoming)

               ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                   ADDENDUM B - INVESTMENT SUBSIDIARIES
                    HAVING MORE THAN FIVE SUBSIDIARIES

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):

            Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)
                Wood, Struthers & Winthrop Management Corp. (1985)
                (Delaware) (b)
            Autranet, Inc. (1985) (Delaware) (a)
            DLJ Real Estate, Inc.
            DLJ Capital Corporation (b)
            DLJ Mortgage Capital, Inc. (1988) (Delaware)
                Column Financial, Inc. (1993) (Delaware) (50%)


Alliance Capital Management Corporation (as general partner) (b)has the following subsidiaries:
            Alliance Capital Management L.P. (1988) (Delaware) (b)
                Alliance Capital Management Corporation of Delaware, Inc. (Delaware)
                    Alliance Fund Services, Inc. (Delaware) (a)
                    Alliance Fund Distributors, Inc. (Delaware) (a)
                    Alliance Capital Oceanic Corp. (Delaware)
                    Alliance Capital Management Australia Pty. Ltd.
                    (Australia)
                    Meiji - Alliance Capital Corp. (Delaware) (50%)
                    Alliance Capital (Luxembourg) S.A. (99.98%)
                    Alliance Eastern Europe Inc. (Delaware)
                    Alliance Barra Research Institute, Inc. (Delaware)
                    (50%)
                    Alliance Capital Management Canada, Inc. (Canada)
                    (99.99%)
                   Alliance Capital Management (Brazil) Llda
                    Alliance Capital Global Derivatives Corp. (Delaware)
                   Alliance International Fund Services S.A. (Luxembourg)
                    Alliance Capital Management (India) Ltd. (Delaware)
                    Alliance Capital Mauritius Ltd.
                    Alliance Corporate Finance Group, Incorporated (Delaware)
                       Equitable Capital Diversified Holdings, L.P. I Equitable Capital Diversified Holdings, L.P. II
                    Curisitor Alliance L.L.C. (Delaware)
                       Curisitor Holdings Limited (UK)
                       Alliance Capital Management (Japan), Inc.
                       Alliance Capital Management (Asia) Ltd.
                       Alliance Capital Management (Turkey), Ltd.
                       Cursitor Alliance Management Limited (UK)


        (a) Registered Broker/Dealer (b) Registered Investment Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                             ADDENDUM B - (CONT.)
                           INVESTMENT SUBSIDIARIES
                      HAVING MORE THAN FIVE SUBSIDIARIES

Equitable Real Estate Investment Management, Inc. (b) has the following subsidiaries:

         Equitable Realty Portfolio Management, Inc. (1984) (Delaware)
            EQK Partners (100% general partnership interest)
         Compass Management and Leasing Co. (formerly EREIM, Inc.) (1984) (Colorado)
         Equitable Real Estate Capital Markets, Inc. (1987) (Delaware)
          (a)
         EPPNLP Corp. (1987) (Delaware)
         Equitable Pacific Partners Corp. (1987) (Delaware)
            Equitable Pacific Partners Limited Partnership
         EREIM Managers Corp. (1986) (Delaware)
            ML/EQ Real Estate Portfolio, L.P.
                EML Associates, L.P. (80%)
         Compass Retail, Inc. (1990) (Delaware)
         Compass Management and Leasing, Inc. (1991) (Delaware)
            CJVS, Inc. (1994) (California)
            Compass Cayman (1996) (Cayman Islands)
            Compass Management and Leasing (UK) Limited
         Column Financial, Inc. (1993) (Delaware) (50%)
         Buckhead Strategic Corp. (1994) (Delaware)
            Buckhead Strategic Fund, L.P.
                BH Strategic Co. I, L.P.
                BH Strategic Co. II, L.P.
                BH Strategic Co. III, L.P.
                BH Strategic Co. IV, L.P.
         Community Funding, Inc. (1994) (Delaware)
            Community Mortgage Fund, L.P. (1994) (Delaware)
         Buckhead Strategic Corp., II (1995) (Delaware)
            Buckhead Strategic Fund L.P. II
                Buckhead Co. I, L.P.
                Buckhead Co. II, L.P.
                Buckhead Co. III, L.P.
                    HYDOC, L.L.C.
                    Headwind Holding Corp.
                Buckhead Co. IV, L.P.
                Tricon Corp.
                    Tricon, L.P.
         Equitable Real Estate Hyperion Capital Advisors LLC (1995)
          (Delaware)

(a) Registered Broker/Dealer       (b) Registered Investment Advisor

                            AXA GROUP CHART

The information listed below is dated as of December 31, 1996; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.



             AXA INSURANCE AND REINSURANCE BUSINESS HOLDING

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Axa Assurances Iard               France           99%

Axa Assurances Vie                France           100% by Axa and Axa Courtage
                                                   Vie

Axa Courtage Iard                 France           99.9% by Axa and Axa
                                                   Assurances Iard

Axa Courtage Vie                  France           99.4% by Axa and Axa
                                                   Assurances Iard and Axa
                                                   Courtage Iard

Alpha Assurances Vie              France           100%

Axa Direct                        France           100%

Direct Assurances Iard            France           100% by Axa Direct

Direct Assurance Vie              France           100% by Axa Direct

Axa Direkt Versicherung A.G.      Germany          100% owned by Axa Direct

Axiva                             France           100% by Axa and Axa Courtage
                                                   Vie

Defense Civile                    France           95%

Societe Francaise d'Assistance    France           100% by SFA Holding

Monvoisin Assurances              France           99.9% by different companies
                                                   and Mutuals

Societe Beaujon                   France           99.9%

Lor Finance                       France           99.9%

Jour Finance                      France           100% by Alpha Assurances Iard
                                                   and by Axa Assurances Iard

Compagnie Auxiliaire pour le      France           99.8% by Societe Beaujon
Commerce and l'Industrie

C.F.G.A.                          France           99.96% owned by Mutuals and
                                                   Finaxa

Axa Global Risks                  France           100% owned by Axa and Mutuals

Saint Bernard Diffusion           France           94.92% owned by Direct
                                                   Assurances Iard

Sogarep                           France           95%, (100% with Mutuals)

Argovie                           France           100% by Axiva and SCA Argos

Finargos                          France           70.5% owned by Axiva




                                     C-21


COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Astral Finance                    France           99.33% by Axa Courtage Vie

Argos                             France           N.S.

Finaxa Belgium                    Belgium          100%

Axa Belgium                       Belgium          26.8% by Axa(SA) and 72.6% by
                                                   Finaxa Belgium

De Kortrijske Verzekering         Belgium          99.8% by Axa Belgium

Juris                             Belgium          100% owned by Finaxa Belgium

Finaxa Luxembourg                 Luxembourg       100%

Axa Assurance IARD Luxembourg     Luxembourg       99.9%

Axa Assurance Vie Luxembourg      Luxembourg       99.9%

Axa Aurora                        Spain            50% owned by Axa

Aurora Polar SA de Seguros y      Spain            99.4% owned by Axa Aurora
Reaseguros

Axa Vida SA de Seguros y          Spain            89.82% owned by Aurora Polar
Reaseguros                                         5% by Axa

Axa Gestion de Seguros y          Spain            99.1% owned by Axa Aurora
Reaseguros

Hilo Direct Seguros               Spain            99.9% by Axa Aurora

Axa Assicurazioni                 Italy            100% owned by Axa

Eurovita                          Italy            30% owned by Axa
                                                   Assicurazioni

Axa Equity & Law plc              U.K.             99.9% owned by Axa

Axa Equity & Law Life             U.K.             100% by Axa Equity & Law plc
Assurance Society

Axa Equity & Law International    U.K.             100% owned by Axa Equity &
                                                   Law Life Assurance Society

Axa Leven                         The Netherlands  100% by Axa Equity & Law Life
                                                   Assurance Society

Axa Insurance                     U.K.             100% owned by Axa

Axa Global Risks                  U.K.             100% owned by Axa Global
                                                   Risks (France)

Axa Canada                        Canada           100% owned by Axa

Boreal Insurance                  Canada           100% owned by Gestion
                                                   Fracapar

Axa Assurances Inc.               Canada           100% owned by Axa Canada



                                     C-22


COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Axa Insurance Inc.                Canada           100% owned by Axa Canada and
                                                   Axa Assurance Inc.

Anglo Canada General              Canada           100% owned by Axa Canada
Insurance Cy

Axa Pacific Insurance             Canada           100% by Boreal Insurance

Boreal Assurances Agricoles       Canada           100% by Boreal Insurance

Sime Axa Berhad                   Malaysia         30% owned by Axa and Axa
                                                   Reassurance

Axa Sime Investment Holdings      Singapore        50%
Pte Ltd

Axa Sime Assurance                Hong Kong        100% owned by Axa Sime Invt.
                                                   Holdings Pte Ltd

Axa Sime Assurance                Singapore        100% owned by Axa Sime Invt
                                                   Holdings Pte Ltd

Axa Life Insurance                Hong Kong        100%

PT Asuransi Axa Indonesia         Indonesia        80%

Equitable Cies Incorp.            U.S.A.           60.8% between Axa, 44.69%
                                                   Financiere 45, 3.8%,
                                                   Lorfinance 7.6% and Axa
                                                   Equity & Law Life Association
                                                   Society 4.8%

Equitable Life Assurance of       U.S.A.           100% owned by Equitable Cies
the USA                                            Inc.

National Mutual Holdings Ltd      Australia        51% between Axa, 42.1% and
                                                   Axa Equity & Law Life
                                                   Assurance Society 8.9%

The National Mutual Life          Australia        100% owned by National Mutual
Association of Australasia Ltd                     Holdings Ltd

National Mutual International     Australia        100% owned by National Mutual
Pty Ltd                                            Holdings Ltd

National Mutual (Bermuda) Ltd     Australia        100% owned by National Mutual
                                                   International Pty Ltd

National Mutual Asia Ltd          Australia        55% owned by National Mutual
                                                   Holdings Ltd and 20% by
                                                   Datura Ltd and 13% by
                                                   National Mutual Life
                                                   Association of Australasia

Australian Casualty & Life Ltd    Australia        100% owned by National Mutual
                                                   Holdings Ltd

National Mutual Health            Australia        100% owned by National Mutual
Insurance Pty Ltd                                  Holdings Ltd



                                     C-23

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------

Axa Reassurance                   France           100% owned by Axa, Axa
                                                   Assurances Iard and Axa
                                                   Global Risks

Axa Re Finance                    France           80% owned by Axa Reassurance

Axa Re Vie                        France           99.9% owned by Axa
                                                   Reassurance

Axa Cessions                      France           100% by Axa

Axa Re Mexico                     Mexico           100% owned by Axa Reassurance

Axa Re Asia                       Singapore        100% owned by Axa Reassurance

Axa Re U.K. Plc                   U.K.             100% owned by Axa Re U.K.
                                                   Holding

Axa Re U.K. Holding               U.K.             100% owned by Axa Reassurance

Axa Re U.S.A.                     U.S.A.           100% owned by Axa America
                                                   and Axa Reassurance

Axa America                       U.S.A.           100% owned by Axa Reassurance

International Technology          U.S.A.           80% owned by Axa America
Underwriters Inc. (INTEC)

Axa Re Life                       U.S.A.           100% owned by Axa Re Vie

C.G.R.M.                          Monaco           100% owned by Axa Reassurance

Axa Life Insurance                Japan            100% owned by Axa

Dongbu Axa Life Insurance Co      Korea            50% owned by Axa
Ltd

Axa Oyak Hayat Sigota             Turkey           60% owned by Axa

Oyak Sigorta                      Turkey           11% owned by Axa



                         AXA FINANCIAL BUSINESS

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Compagnie Financiere de Paris     France           96.9%, (100% with Mutuals)
(C.F.P.)

Axa Banque                        France           98.7% owned by C.F.P.

Financiere 78                     France           100% owned by C.F.P.

Axa Credit                        France           65% owned by C.F.P.

Axa Gestion Interessement         France           100% owned by Axa Asset
                                                   Management Europe

Compagnie Europeenne de           France           100% owned by C.F.P.
Credit (C.E.C.)

Fidei                             France           20.7% owned by C.F.P. and
                                                   10.8% by Axamur

Societe de Placements             France           98.58% with Mutuals
Selectionnes S.P.S.

Presence et Initiative            France           100% with Mutuals

Vamopar                           France           100% owned by Societe Beaujon

Financiere Mermoz                 France           100%

Axa Asset Management Europe       France           100%

Axa Asset Management              France           100% owned by Axa Asset
Partenaires                                        Management Europe

Axa Asset Management Conseils     France           100% owned by Axa Asset
                                                   Management Europe

Axa Asset Management              France           100% owned by Axa Asset
Distribution                                       Management Europe

Axa Equity & Law Home Loans       U.K.             100% owned by Axa Equity &
                                                   Law Plc

Axa Equity & Law Commercial       U.K.             100% owned by Axa Equity &
Loans                                              Law Plc




                                     C-25


COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------

Alliance Capital Management       U.S.A.           59% held by ELAS

Donaldson Lufkin & Jenrette       U.S.A.           44.1% owned by Equitable Cies
                                                   Inc. and 36.1% by Equitable
                                                   Holding Cies

National Mutual Funds             Australia        100% owned by National
Management (Global) Ltd                            Holdings Ltd

National Mutual Funds             USA              100% by National Mutual Funds
Management North America                           Management (Global) Ltd.
Holding Inc.

Cogefin                           Luxembourg       100% owned by Axa Belgium

Financiere 45                     France           99.8% owned by Axa

Mofipar                           France           99.76% owned by Axa

ORIA                              France           100% owned by Axa Millesimes

Axa Oeuvres d'Art                 France           100% by Mutuals

Axa Cantenac Brown                France           100% by Societe Beaujon

Axa Suduiraut                     France           99.6% owned by Societe
                                                   Beaujon

Colisee Acti Finance 2            France           100% owned by Axa Assurances
                                                   Iard Mutuelle


                         AXA REAL ESTATE BUSINESS

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
C.I.P.M.                          France           97.8% with Mutuals

Fincosa                           France           100% owned by C.I.P.M.

Prebail                           France           100% owned by Societe Beaujon
                                                   and C.F.P.

Axamur                            France           100% by different companies
                                                   and Mutuelles

Parigest                          France           100% by the Mutuals, C.I.P.M.
                                                   and Fincosa

Parimmo                           France           100% by the insurance
                                                   companies and Mutuals

S.G.C.I.                          France           100% by different companies
                                                   and Mutuelles

Transaxim                         France           100% owned by S.G.C.I. and
                                                   C.P.P.

Compagnie Parisienne de           France           100% owned by S.G.C.I.
Participations

Monte Scopando                    France           100% owned by C.P.P.

Matipierre                        France           100% by different companies

Securimmo                         France           87.12% by different companies
                                                   and Mutuals

Paris Orleans                     France           100% by Axa Courtage Iard

Colisee Bureaux                   France           100% by different companies
                                                   and Mutuals

Colisee Premiere                  France           100% by different companies
                                                   and Mutuals

Colisee Laffitte                  France           100% by Colisee Bureaux

Foniere Carnot Laforge            France           100% by Colisee Premiere

Parc Camoin                       France           100% by Colisee Premiere

Delta Point du Jour               France           100% owned by Matipierre

Paroi Nord de l'Arche             France           100% owned by Matipierre

Falival                           France           100% owned by Axa Reassurance

Compagnie du Gaz d'Avignon        France           99% owned by Axa Ass Iard

Ahorro Familiar                   France           42.2% owned by Axa Assurances
                                                   Iard

Fonciere du Val d'Oise            France           100% owned by C.P.P.

Sodarec                           France           100% owned by C.P.P.


                                     C-27


COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------

Centrexpo                         France           100% owned by C.P.P.

Fonciere de la Vile du Bois       France           100% owned by Centrexpo

Colisee Seine                     France           100% owned by different
                                                   companies

Translot                          France           100% owned by SGCI

S.N.C. Dumont d'Urville           France           100% owned by Colisee
                                                   Premiere

Colisee Federation                France           100% by SGCI

Colisee Saint Georges             France           100% by SGCI

Drouot Industrie                  France           50% by SGCI and 50% by Axamur

Colisee Vauban                    France           99.6% by Matipierre

Fonciere Colisee                  France           100% by Matipierre and
                                                   different companies

Axa Pierre S.C.I.                 France           97.6% owned by different
                                                   companies and Mutuals

Axa Millesimes                    France           85.2% owned by AXA and the
                                                   Mutuals

Chateau Suduirault                France           100% owned by Axa Millesimes

Diznoko                           Hongrie          95% owned by Axa Millesimes

Compagnie Fonciere Matignon       France           100% by different companies
                                                   and Mutuals

Equitable Real Estate             U.S.A.           100% owned by ELAS
Investment

Quinta do Noval Vinhos S.A.       Portugal         99.6% owned by Axa Millesimes


                            OTHER AXA BUSINESS


COMPANY                            COUNTRY         VOTING POWER
-------                            -------         ------------
A.N.F.                             France          95.4% owned by Finaxa

Lucia                              France          20.6% owned by Axa Assurances
                                                   Iard and 8.6% by Mutuals

Schneider S.A.                     France          10.4%




            ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                               NOTES


1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) The Equitable Companies Incorporated's 44.1% interest in Donaldson, Lufkin & Jenrette, Inc. and Equitable Holding Corporation's 36.1% interest in same; (b) as noted for certain partnership interests; (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.; (e) Treasurer Robert L. Bennett's 20% interest in Compass Management and Leasing Co. (formerly EREIM, Inc.); and (f) DLJ Mortgage Capital's and Equitable Real Estate's respective ownerships, 50% each in Column Financial, Inc.


4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:


                        The Equitable Funds
                       The Hudson River Trust
                         EQ Advisors Trust
                         Separate Accounts



6.   This chart was last revised on April 1, 1997.

Item 27.   Number of Contractowners


           As of March 31, 1997, the number of participants in the American Dental Association Members Program offered by the Registrant was 23,162.



Item 28.   Indemnification

           (a) Indemnification of Principal Underwriter: to the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equico Securities, Inc. ("Equico") undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, is or was a director or officer of Equico.

           (b) Undertaking: insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.   Principal Underwriters


           (a) EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter for Equitable's Separate Account No. 301 and Separate Account A, Separate Account I and Separate Account FP. EQ Financials's principal business address is 1755 Broadway, NY, NY 10019.


           (b)   See Item 25.

           (c)   Not applicable.

Item 30.   Location of Accounts and Records

           The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by The Equitable Life Assurance Society of the United States at 135 West 50th Street New York, New York 10020.


Item 31.   Management Services

           Not applicable.


Item 32.   Undertakings

           The Registrant hereby undertakes:

           (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

           (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
               (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

           (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

           (d) Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Contract. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

                               SIGNATURES


      As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City and State of New York, on the 30th day of April, 1997.



                                    THE EQUITABLE LIFE ASSURANCE SOCIETY
                                    OF THE UNITED STATES
                                                (Registrant)

                                    By:  The Equitable Life Assurance
                                         Society of the United States

                                    By:  /s/Naomi J. Weinstein
                                         ---------------------
                                          Naomi J. Weinstein
                                            Vice President

                                  SIGNATURES


      As required by the Securities Act of 1933, the Depositor certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended registration statement to be signed on its behalf in the City and State of New York, on this 30th day of April, 1997.


                                                THE EQUITABLE LIFE ASSURANCE
                                                SOCIETY OF THE UNITED STATES
                                                        (Depositor)

                                                By: /s/Naomi J. Weinstein
                                                    ---------------------
                                                      Naomi J. Weinstein
                                                        Vice President

      As required by the Securities Act of 1933 and the Investment Company Act of 1940 this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:


Joseph J. Melone                          Chairman of the Board, Chief
                                          Executive Officer and Director


James M. Benson                           President and Director

William T. McCaffrey                      Senior Executive Vice President,
                                          Chief Operating
                                          Officer and Director
PRINCIPAL FINANCIAL OFFICER:


Stanley B. Tulin                          Senior Executive Vice President and
                                          Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
---------------------
Alvin H. Fenichel                         Senior Vice President and
April 30, 1997                            Controller


DIRECTORS:


Claude Bebear              Norman C. Francis           Arthur L. Liman
James M. Benson            Donald J. Greene            George T. Lowy
Christopher J. Brocksom    John T. Hartley             William T. McCaffrey
Francoise Colloc'h         John H.F. Haskell, Jr.      Joseph J. Melone
Henri de Castries          Mary R. (Nina) Henderson    Didier Pineau-Valencienne
Joseph L. Dionne           W. Edwin Jarmain            George J. Sella, Jr.
William T. Esrey           G. Donald Johnston, Jr.     Dave H. Williams
Jean-Rene Fourtou          Winthrop Knowlton

/s/Naomi J. Weinstein
   ------------------
   Naomi J. Weinstein
   Attorney-in-Fact
   April 30, 1997

                             EXHIBIT INDEX



EXHIBIT NO.                                                       PAGE NO.
----------                                                        --------


4(j)           Form of Rider No. 9 to Group Annuity Contract 2100.

6(d)           By-Laws of The Equitable Life Assurance
               Society of the United States, as amended
               November 21, 1996.

6(e)           Restated Charter of The Equitable Life Assurance
               Society of the United States, as amended January 1, 1997.


10(a)          Consent of Price Waterhouse LLP.

10(b)          Powers of Attorney (Equitable).

27             Financial Data Schedule.



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